UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta, Esq.

J.P. Morgan Investment Management Inc.

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq.	Jon S. Rand, Esq.
JPMorgan Chase & Co.	Dechert LLP
1111 Polaris Parkway	1095 Avenue of the Americas
Columbus, OH 43240	New York, NY 10036

Registrant’s telephone number, including area code: 844-457-6383

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 through October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Exchange-Traded Funds

October 31, 2017

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan Diversified Return Europe Currency Hedged ETF

JPMorgan Diversified Return Europe Equity ETF

JPMorgan Diversified Return Global Equity ETF

JPMorgan Diversified Return International Currency Hedged ETF

JPMorgan Diversified Return International Equity ETF

JPMorgan Diversified Return U.S. Equity ETF

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

JPMorgan Diversified Return U.S. Small Cap Equity ETF

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Shares are bought and sold throughout the day on an exchange at market price (not NAV) through a brokerage account, and are not individually redeemed from a Fund. Shares may only be redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

PRESIDENT’S LETTER

NOVEMBER 28, 2017 (Unaudited)

Dear Shareholder,

The past year has been a milestone for JPMorgan’s Exchange-Traded Funds. We’ve built out our product lineup to include active fixed income ETFs, innovative strategic beta and institutional-quality alternative strategies. Each of these are designed to provide advisers and investors with additional tools for constructing stronger portfolios. During the year, we more than doubled our ETF assets under management, surpassing $2 billion by the end of August. Further, our Diversified Alternatives ETF (JPHF) earned Best New Alternative ETF and Best New Active ETF at the fourth annual ETF.com awards held March 30, 2017 in New York, N.Y.1

“Our “smart beta” ETFs are designed to provide a smoother ride during period of market volatility, while diversifying unrewarded risks.”

I am pleased to report that all nine of our equity ETFs turned in a positive performance for the twelve months ended October 31, 2017. Our “smart beta” ETFs are designed to provide a smoother ride during period of market volatility, while diversifying unrewarded risks. The multi-factor stock selection process for the J.P. Morgan ETFs’ underlying equity indexes seeks to identify stocks that exhibit the factors that drive returns, such as momentum or mispriced valuation. Further, by maintaining a neutral risk weighting across economic sectors, the underlying indexes seek to avoid a concentration in overvalued segments of the market.

During the past year, global economic growth accelerated and equity markets provided investors with strong positive returns. Economic data in the U.S., European Union and the U.K. was sufficiently strong that each their respective central banks moved away from monetary stimulus and toward more normalized monetary policies. Emerging markets also benefitted from synchronized global growth and emerging market equities generally outperformed developed market equities during the twelve month reporting period.

We are proud to bring J.P. Morgan’s experience and equity capabilities to the ETF market place. We are committed to building solutions that address your needs and help you build stronger portfolios. Thank you for your belief in our Firm and our process.

Sincerely,

Joanna M. Gallegos

President, J.P. Morgan Exchange-Traded Funds

J.P Morgan Asset Management

1-844-4JPM-ETF or jpmorgan.com/etfs for more information

1	ETF.com Award winners are selected in a three-part process designed to leverage the insights and opinions of leaders throughout the ETF industry. The awards process began with an open nomination period running from Dec. 5, 2016, through Jan. 4, 2017. ETF.com received hundreds of nominations from participants in all corners of the ETF space. Following the open nominations process, the ETF.com Awards Nominating Committee—made up of senior leaders at ETF.com, Inside ETFs and FactSet—voted to select up to five finalists in each category. Votes were tallied on a majority basis. Winners from these finalists were selected by a majority vote of the ETF.com Awards Selection Committee, a group of independent ETF experts. Committee members recused themselves from voting in any category in which they or their firms appeared as finalists. Ties were decided where possible with head-to-head runoff votes. Voting was completed by Jan. 20, 2017, but results were kept secret until their announcement at the ETF.com U.S. Awards Dinner on March 30, 2017

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	1

JPMorgan Diversified Return Emerging Markets Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return Emerging Markets Equity ETF
Net Asset Value*	18.95%
Market Price**	18.65%
FTSE Emerging Diversified Factor Index (net of foreign withholding taxes)	20.22%
FTSE Emerging Index (net of foreign withholding taxes)	21.39%
Morgan Stanley Capital International (MSCI) Emerging Markets Index (net of foreign withholding taxes)	26.45%

Net Assets as of 10/31/2017	$165,741,046

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return Emerging Markets Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Emerging Diversified Factor Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which provides emerging markets equity exposure, diversified across emerging market regions and super-sectors. The Underlying Index uses a proprietary multi-factor stock selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index methodology includes quarterly rebalancing.

HOW DID THE MARKET PERFORM?

Global financial markets overall provided positive returns during the reporting period, with emerging market equities outperforming equities in the U.S. and other developed markets. The world’s leading economies continued to expand throughout the first ten months of 2017, lifting corporate profits and capital investment as well as business and consumer sentiment.

Synchronized global growth and industrial demand helped to lift commodities prices, particularly for copper and other metals, toward the end of the reporting period. While global oil prices declined in the early part of the reporting period, prices for benchmark Brent crude oil remained above $50 dollars a barrel through October 2017.

In China, government efforts to curb speculation in its financial markets helped to keep market volatility in check, while economic indicators showed continued strong growth. Global economic growth and low interest rates continued to benefit both equities and bonds in emerging market nations. During the twelve months ended October 31, 2017, emerging market equities generally outperformed developed market equities.

HOW DID THE FUND PERFORM?

For the twelve months ended October 31, 2017, the Fund posted a positive absolute return and had a performance deviation of -1.27% from the Underlying Index. The Fund and the Underlying Index underperformed the FTSE Emerging Index and the MSCI

Emerging Markets Index, both of which are more traditional market capitalization weighted indexes.

Because the Fund’s holdings were closely aligned with those of the Underlying Index, variances in relative performance due to security selection and/or sector allocation were not significant. The majority of the Fund’s deviations from the Underlying Index were related to differences in the net asset value calculations and foreign exchange pricing between the Underlying Index and the Fund, and fees and operating expenses incurred by the Fund.

The Fund’s and the Underlying Index’s allocations to the financials and technology sectors were leading contributors to absolute performance, while their allocations to the health care and telecommunications sectors were the smallest contributors to absolute performance. The Fund’s and the Underlying Index’s allocations to North Asia and Europe, Middle East and Africa were leading contributors to absolute performance, while their allocations to China/India/Pakistan and Latin America were the smallest contributors to absolute performance.

Relative to the FTSE Emerging Index, the Fund’s and the Underlying Index’s underweight positions and security selection in the technology sector and their security selection and overweight positions in the telecommunications sector were leading detractors from performance, while the Fund’s and the Underlying Index’s security selection and underweight position in the health care sector and their security selection in the industrial sectors were leading contributors to performance. The Fund’s and the Underlying Index’s overweight position in Southeast Asia and its underweight position in China/India/Pakistan were leading detractors from relative performance, while their security selection in Europe, Middle East and Africa and their overweight allocation to Latin America made positive contributions to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s largest sector allocations were in the financials and technology sectors, while its smallest allocations were in the health care and utilities sectors. The Fund’s largest regional allocations were in Southeast Asia and North Asia and the smallest allocations were to China/India/Pakistan and Latin America.

2	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3.4%
2.	Naspers Ltd., Class N (South Africa)	3.2
3.	Tencent Holdings Ltd. (China)	3.2
4.	China Mobile Ltd. (China)	2.4
5.	Hon Hai Precision Industry Co. Ltd. (Taiwan)	2.2
6.	Alibaba Group Holding Ltd., ADR (China)	1.6
7.	America Movil SAB de CV, Series L (Mexico)	1.3
8.	China Construction Bank Corp., Class H (China)	1.3
9.	Tenaga Nasional Bhd. (Malaysia)	1.2
10.	Telekomunikasi Indonesia Persero Tbk. PT (Indonesia)	1.2

PORTFOLIO COMPOSITION BY COUNTRY****
China	22.8%
Taiwan	16.3
Brazil	8.4
South Africa	8.2
India	7.8
Thailand	5.8
Indonesia	5.7
Malaysia	4.9
Russia	4.6
Mexico	4.1
Philippines	2.6
Poland	1.6
United Arab Emirates	1.6
Turkey	1.6
Chile	1.5
Others (each less than 1.0%)	2.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $57.15 as of October 31, 2017.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $57.36 as of October 31, 2017.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s composition is subject to change.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan Diversified Return Emerging Markets Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Diversified Return Emerging Markets Equity ETF
Net Asset Value	January 7, 2015	18.95%	6.52%
Market Price		18.65%	6.67%

LIFE OF FUND PERFORMANCE (1/07/15 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on January 7, 2015.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return Emerging Markets Equity ETF, the FTSE Emerging Diversified Factor Index, the FTSE Emerging Index, and the MSCI Emerging Markets Index from January 7, 2015 to October 31, 2017. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the FTSE Emerging Diversified Factor Index, the FTSE Emerging Index and the MSCI Emerging Markets Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The FTSE Emerging Diversified Factor Index is an index comprised of equity securities from emerging markets selected to represent a diversified set of factor characteristics, originally developed by the adviser, and its holdings are selected by the index provider primarily from the constituents of the FTSE Emerging Index. The FTSE Emerging Index is a market-capitalization weighted index and is part of the FTSE Global Equity

Index Series. The series includes large- and mid-cap securities from advanced and secondary emerging markets, classified in accordance with FTSE’s transparent Country Classification Review Process. The FTSE Emerging Index provides investors with a comprehensive means of measuring the performance of the most liquid companies in the emerging markets. FTSE International Limited is the index provider for the two FTSE indexes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

JPMorgan Diversified Return Europe Currency Hedged ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return Europe Currency Hedged ETF
Net Asset Value*	20.87%
Market Price**	20.83%
FTSE Developed Europe Diversified Factor 100% Hedged to USD Index (net of foreign withholding taxes)	20.47%
FTSE Developed Europe Diversified Factor Index (net of foreign withholding taxes)	25.72%
FTSE Developed Europe Index (net of foreign withholding taxes)	27.09%

Net Assets as of 10/31/2017	$30,707,245

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return Europe Currency Hedged ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Europe Diversified Factor 100% Hedged to USD Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is composed of large and mid-cap equity securities in Europe, diversified across industries and international regions. The Underlying Index uses a proprietary multifactor selection process that measures the following characteristics: valuation, momentum and quality. The Underlying Index methodology includes quarterly rebalancing. In addition to reflecting European stock performance, the Underlying Index attempts to minimize the impact of exchange rate fluctuations by hedging European currency exposure versus the U.S. dollar on a monthly basis.

HOW DID THE MARKET PERFORM?

Global financial markets overall provided positive returns during the reporting period, with emerging market equities outperforming equities in the U.S. and other developed markets. The world’s leading economies continued to expand throughout the first ten months of 2017, lifting corporate profits and capital investment as well as business and consumer sentiment.

Synchronized global growth and industrial demand helped to lift commodities prices, particularly for copper and other metals, toward the end of the reporting period. While global oil prices declined in the early part of the reporting period, prices for benchmark Brent crude oil remained above $50 dollars a barrel through October 2017.

In Europe, financial markets continued to benefit from global growth, low interest rates and stimulus from the European Central Bank. Demand from China and other emerging market nations helped to lift exports from Germany and other leading European Union (EU) economies. While the U.K.’s impending exit from the EU and a separatist movement in Spain’s Catalan region remained worrisome for politicians and economists, financial markets appeared to be largely unaffected.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance for the twelve months ended October 31, 2017, and experienced a performance deviation of 0.40% from the Underlying Index. The Fund and the Underlying Index underperformed the FTSE Developed Europe Index, which is a more traditional market capitalization weighted index, that is not hedged to the U.S. dollar.

The Fund’s and the Underlying Index’s allocations to the technology and basic materials sectors were leading contributors to absolute performance, while their allocations to utilities and telecommunications sectors were the smallest contributors to absolute performance. The Fund’s and the Underlying Index’s allocations to the U.K. and Germany were leading contributors to absolute performance, while their allocations to Ireland and Portugal were the smallest contributors to absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s largest country allocations were in the U.K., France and Germany, while its smallest country allocations were in Ireland, Portugal and Austria. The Fund’s largest sector allocations were in the consumer goods, health care, consumer services and industrials sectors, while its smallest allocations were in the oil & gas and basic materials sectors.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $29.24 as of October 31, 2017.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $29.29 as of October 31, 2017.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan Diversified Return Europe Currency Hedged ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Diversified Return Europe Currency Hedged ETF
Net Asset Value	April 1, 2016	20.87%	16.91%
Market Price		20.83%	16.97%

LIFE OF FUND PERFORMANCE (4/01/16 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on April 1, 2016.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return Europe Currency Hedged ETF, the FTSE Developed Europe Diversified Factor 100% Hedged to USD Index, the FTSE Developed Europe Diversified Factor Index, and the FTSE Developed Europe Index from April 1, 2016 to October 31, 2017. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the FTSE Developed Europe Diversified Factor 100% Hedged to USD Index, the FTSE Developed Europe Diversified Factor Index, and the FTSE Developed Europe Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The FTSE Developed Europe Diversified Factor 100% Hedged to USD Index and the FTSE Developed Europe Diversified Factor Index are indexes comprised of equity securities from developed European markets selected to represent a diversified set of factor characteristics, originally developed by the adviser, and the equity holdings of both indexes are selected by the index provider primarily from the constituents of the FTSE Developed Europe Index. The FTSE Developed Europe Diversified Factor 100% Hedged to USD Index represents European stock performance with the foreign currency risk of the index securities hedged against the U.S. dollar on a monthly basis. These two indexes include large and mid cap stocks providing coverage of developed European markets. FTSE Developed Europe Index is a market-capitalization weighted index representing the performance of large- and mid-cap companies in developed European markets. FTSE International Limited is the index provider for these three indexes. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some over-seas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

JPMorgan Diversified Return Europe Equity ETF

FUND COMMENTARY

FOR THE YEAR ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return Europe Equity ETF
Net Asset Value*	25.42%
Market Price**	25.80%
FTSE Developed Europe Diversified Factor Index (net of foreign withholding taxes)	25.72%
FTSE Developed Europe Index (net of foreign withholding taxes)	27.09%
Morgan Stanley Capital International (MSCI) Europe Index (net of foreign withholding taxes)	27.01%

Net Assets as of 10/31/2017	$79,492,357

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return Europe Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Europe Diversified Factor Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is composed of large-cap and mid-cap equity securities in Europe, diversified across industries. The Underlying Index uses a proprietary multifactor security selection process that measures the following characteristics: valuation, momentum and quality. The Underlying Index methodology includes quarterly rebalancing.

HOW DID THE MARKET PERFORM?

Global financial markets overall provided positive returns during the reporting period, with emerging market equities outperforming equities in the U.S. and other developed markets. The world’s leading economies continued to expand throughout the first ten months of 2017, lifting corporate profits and capital investment as well as business and consumer sentiment.

Synchronized global growth and industrial demand helped to lift commodities prices, particularly for copper and other metals, toward the end of the reporting period. While global oil prices declined in the early part of the reporting period, prices for benchmark Brent crude oil remained above $50 dollars a barrel through October 2017.

In Europe, financial markets continued to benefit from global growth, low interest rates and stimulus from the European Central Bank. Demand from China and other emerging market nations helped to lift exports from Germany and other leading European Union (EU) economies. While the U.K.’s impending exit from the EU and a separatist movement in Spain’s Catalan region remained worrisome for politicians and economists, financial markets appeared to be largely unaffected.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance for the twelve months ended October 31, 2017, and had a deviation of -0.30% from the Underlying Index. Both the Fund and the Underlying Index underperformed the FTSE Developed Europe Index and the MSCI Europe Index, both of which are more traditional market capitalization weighted indexes.

Because the Fund’s holdings were closely aligned with those of the Underlying Index, variances in performance relative to the Underlying Index were not significant. The majority of the Fund’s deviation against the Underlying Index was due to the Fund’s small cash allocation and fees and operating expenses incurred by the Fund.

The Fund’s and the Underlying Index’s allocations to the technology and basic materials sectors were leading contributors to absolute performance, while their allocations to utilities and telecommunications sectors were the smallest contributors to absolute performance. The Fund’s and the Underlying Index’s allocations to the U.K. and Germany were leading contributors to absolute performance, while their allocations to Ireland and Portugal were the smallest contributors to absolute performance.

Relative to the FTSE Developed Europe Index, the Fund’s and the Underlying Index’s security selection and underweight position in the financials sectors and their security selection and overweight position in the utilities sector were leading detractors from performance, while their overweight positions and security selection in both the technology and basic materials sectors were leading contributors to performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s largest sector allocations were in the consumer goods and health care sectors, while its smallest allocations were in the oil & gas and financials sectors. The Fund’s largest country allocations were in the U.K. and Germany and its smallest allocations were in Portugal and Austria.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	7

JPMorgan Diversified Return Europe Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	SAP SE (Germany)	2.5%
2.	Iberdrola SA (Spain)	2.1
3.	Novartis AG (Registered) (Switzerland)	1.8
4.	Vodafone Group plc (United Kingdom)	1.8
5.	Infineon Technologies AG (Germany)	1.6
6.	Capgemini SE (France)	1.6
7.	Swisscom AG (Registered) (Switzerland)	1.5
8.	ASML Holding NV (Netherlands)	1.4
9.	GlaxoSmithKline plc (United Kingdom)	1.4
10.	Royal Dutch Shell plc, Class B (Netherlands)	1.3

PORTFOLIO COMPOSITION BY COUNTRY****
United Kingdom	23.2%
Germany	14.3
France	13.1
Switzerland	11.6
Spain	8.1
Sweden	5.9
Netherlands	5.3
Finland	4.8
Denmark	3.1
Norway	2.8
Italy	2.5
Belgium	1.7
Portugal	1.1
Austria	1.1
Others (each less than 1.0%)	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $61.15 as of October 31, 2017.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $61.42 as of October 31, 2017.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s composition is subject to change.

8	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Diversified Return Europe Equity ETF
Net Asset Value	December 18, 2015	25.42%	12.73%
Market Price		25.80%	13.00%

LIFE OF FUND PERFORMANCE (12/18/15 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on December 18, 2015.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return Europe Equity ETF, the FTSE Developed Europe Diversified Factor Index, the FTSE Developed Europe Index, and the MSCI Europe Index from December 18, 2015 to October 31, 2017. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the FTSE Developed Europe Diversified Factor Index, the FTSE Developed Europe Index, and the MSCI Europe Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The FTSE Developed Europe Diversified Factor Index is an index comprised of equity securities from the developed European markets selected to represent a diversified set of factor characteristics, originally developed by the adviser, and its equity holdings are selected by the index provider primarily from the constituents of the FTSE Developed Europe Index. The FTSE Developed Europe Diversified Factor Index

includes large and mid-cap stocks providing coverage of developed European markets. The FTSE Developed Europe Index is a market-capitalization weighted index representing the performance of large- and mid-cap companies in developed European markets. FTSE International Limited is the index provider for the two FTSE indexes. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Investors can-not invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some over-seas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	9

JPMorgan Diversified Return Global Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return Global Equity ETF
Net Asset Value*	20.61%
Market Price**	20.40%
FTSE Developed Diversified Factor Index (net of foreign withholding taxes)	20.71%
FTSE Developed Index (net of foreign withholding taxes)	23.38%
Morgan Stanley Capital International (MSCI) World Index (net of foreign withholding taxes)	22.77%

Net Assets as of 10/31/2017	$103,695,070

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return Global Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Diversified Factor Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which provides exposure to large and mid-cap equity securities in developed global markets, diversified across global regions and industries. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: valuation, momentum, volatility and market capitalization. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE MARKET PERFORM?

Global financial markets overall provided positive returns during the reporting period, with emerging market equities outperforming equities in the U.S. and other developed markets. The world’s leading economies continued to expand throughout the first ten months of 2017, lifting corporate profits and capital investment as well as business and consumer sentiment.

Synchronized global growth and industrial demand helped to lift commodities prices, particularly for copper and other metals, toward the end of the reporting period. While global oil prices declined in the early part of the reporting period, prices for benchmark Brent crude oil remained above $50 dollars a barrel through October 2017.

In the U.S., equities prices reached record highs throughout the twelve month reporting period and the Standard & Poor’s 500 Index hit fresh highs in 11 of the 22 trading days in October 2017.

In Europe, financial markets continued to benefit from global growth, low interest rates and stimulus from the European Central Bank. Demand from China and other emerging market nations helped to lift exports from Germany and other leading European Union (EU) economies. While the U.K.’s impending exit from the EU and a separatist movement in Spain’s Catalan region remained worrisome for politicians and economists, financial markets appeared to be largely unaffected. Japan’s equities market was a leading performer during the final months of the reporting period amid an improving economy and a snap election that handed Prime Minister Shinzo Abe’s Liberal Democratic Party a parliamentary majority.

In China, government efforts to curb speculation in its financial markets helped to keep market volatility in check, while economic indicators showed continued strong growth. Global economic growth and low interest rates continued to benefit both equities and bonds in emerging market nations.

HOW DID THE FUND PERFORM?

For the twelve months ended October 31, 2017, the Fund posted a positive absolute performance and experienced a performance deviation of -0.10% relative to the Underlying Index. The Fund underperformed the FTSE Developed Index (net of foreign withholding taxes) and the MSCI World Index, both of, which are more traditional market capitalization weighted indexes.

Because the Fund’s holdings were closely aligned with those of the Underlying Index, variances in relative performance due to security selection and/or sector allocation were not significant. The majority of the Fund’s deviation against the Underlying Index was due to specific trading limits, differences in valuations because of the timing of the local market closings and the net asset value calculations, the Fund’s small cash allocation and fees and operating expenses incurred by the Fund.

The Fund’s and the Underlying Index’s positions in the basic materials and technology sectors were leading contributors to absolute performance, while their positions in the telecommunications and consumer services sectors were the smallest contributors to absolute performance.

Relative to the FTSE Developed Index, the Fund’s and the Underlying Index’s security selection and underweight position in the financials sector and its security selection and overweight position in the utilities sector were leading detractors from performance. The Fund’s and the Underlying Index’s security selection in both the oil & gas sector and the basic materials sector was a leading contributor to relative performance.

10	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s largest allocation was in North America markets — particularly the U.S. — with modestly smaller allocations to Asia, Japan and Europe. In terms of sectors, the Fund’s largest allocations were in the consumer goods and industrials sectors, while the smallest allocations were in the oil & gas and telecommunications sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Samsung Electronics Co. Ltd. (South Korea)	0.6%
2.	SK Hynix, Inc. (South Korea)	0.5
3.	CSL Ltd. (Australia)	0.5
4.	Toyota Motor Corp. (Japan)	0.4
5.	Intel Corp. (United States)	0.4
6.	CK Hutchison Holdings Ltd. (Hong Kong)	0.4
7.	NAVER Corp. (South Korea)	0.4
8.	Wesfarmers Ltd. (Australia)	0.4
9.	SoftBank Group Corp. (Japan)	0.4
10.	Johnson & Johnson (United States)	0.4

PORTFOLIO COMPOSITION BY COUNTRY****
United States	25.2%
Japan	23.1
South Korea	10.2
Australia	7.0
France	4.6
Hong Kong	4.1
Canada	3.6
Germany	3.3
Sweden	2.7
United Kingdom	2.4
Singapore	2.0
Switzerland	1.8
Spain	1.8
Netherlands	1.4
Others (each less than 1.0%)	6.3
Short-Term Investment	0.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $61.00 as of October 31, 2017.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $61.14 as of October 31, 2017.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s composition is subject to change.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	11

JPMorgan Diversified Return Global Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017 (Unaudited)
	INCEPTION DATE	1 YEAR	3 YEARS	SINCE INCEPTION
JPMorgan Diversified Return Global Equity ETF
Net Asset Value	June 16, 2014	20.61%	8.80%	7.58%
Market Price		20.40%	8.58%	7.65%

LIFE OF FUND PERFORMANCE (6/16/14 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on June 16, 2014.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return Global Equity ETF, the FTSE Developed Diversified Factor Index, the FTSE Developed Index, and the MSCI World Index from June 16, 2014 to October 31, 2017. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the FTSE Developed Diversified Factor Index, the FTSE Developed Index and the MSCI World Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The FTSE Developed Diversified Factor Index is an index comprised of equity securities from developed global markets selected to represent a diversified set of factor characteristics, originally developed by the adviser, and its holdings are selected by the index provider primarily from the constituents of the FTSE Developed Index. The FTSE Developed Index is a market-capitalization weighted index representing the performance of large- and mid-cap companies in developed markets. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization. FTSE International Limited is the index provider for the two FTSE indexes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Investors can not invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some over-seas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

JPMorgan Diversified Return International Currency Hedged ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return International Currency Hedged ETF
Net Asset Value*	20.04%
Market Price**	19.30%
FTSE Developed ex North America Diversified Factor 100% Hedged to USD Index (net of foreign withholding taxes)	20.00%
FTSE Developed ex North America Diversified Factor Index (net of foreign withholding taxes)	20.53%
FTSE Developed ex North America Index (net of foreign with holding taxes)	24.37%

Net Assets as of 10/31/2017	$48,274,467

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return International Currency Hedged ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed ex North America Diversified Factor 100% Hedged to USD Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is composed of large and midcap equity securities in developed markets outside North America. The Underlying Index uses a proprietary multi-factor selection process that measures the following characteristics: valuation, momentum, volatility and market capitalization. In addition to reflecting international stock performance, the Underlying Index attempts to minimize the impact of exchange rate fluctuations by hedging currency exposure against the U.S. dollar on a monthly basis.

HOW DID THE MARKET PERFORM?

Global financial markets overall provided positive returns during the reporting period, with emerging market equities outperforming equities in the U.S. and other developed markets. The world’s leading economies continued to expand throughout the first ten months of 2017, lifting corporate profits and capital investment as well as business and consumer sentiment.

Synchronized global growth and industrial demand helped to lift commodities prices, particularly for copper and other metals, toward the end of the reporting period. While global oil prices declined in the early part of the reporting period, prices for benchmark Brent crude oil remained above $50 dollars a barrel through October 2017.

In Europe, financial markets continued to benefit from global growth, low interest rates and stimulus from the European Central Bank. Demand from China and other emerging market nations helped to lift exports from Germany and other leading European Union (EU) economies. While the U.K.’s impending exit from the EU and a separatist movement in Spain’s Catalan region remained worrisome for politicians and economists, financial markets appeared to be largely unaffected. Japan’s equities market was a leading performer during the final months of the reporting period amid an improving economy and a snap election that handed Prime Minister Shinzo Abe’s Liberal Democratic Party a parliamentary majority.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute return for the twelve months ended October 31, 2017 and its performance deviated from the Underlying Index by 0.04%. The Fund and the Underlying Index underperformed the non-hedged FTSE Developed ex North America Diversified Factor Index and the FTSE Developed ex North America Index, which is a traditional market capitalization weighted index that is not hedged to the U.S. dollar.

Because the Fund’s holdings closely aligned with those of the Underlying Index, variances in relative performance to the Underlying Index were not significant. The majority of the Fund’s deviation against the Underlying Index was due to differences in performance of the currency hedge, the Fund’s small cash allocation and fees and operating expenses incurred by the Fund.

Relative to the FTSE Developed ex North America Index, the Fund’s and the Underlying Index’s security selection and overweight positions in the utilities sector and their security selection and underweight in the industrials sectors were leading detractors from performance, while the Fund’s and the Underlying Index’s security selection in the consumer goods and basic materials sectors was a leading contributor to performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s largest sector allocations were in the consumer goods and industrials sectors, while the smallest sector allocations were in the oil & gas and telecommunications sectors. The largest regional allocation was in the Asia Pacific ex-Japan region, while the smallest regional allocation was in the U.K.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $30.17 as of October 31, 2017.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	13

JPMorgan Diversified Return International Currency Hedged ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $30.02 as of October 31, 2017.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Diversified Return International Currency Hedged ETF
Net Asset Value	April 1, 2016	20.04%	15.93%
Market Price		19.30%	15.54%

LIFE OF FUND PERFORMANCE (4/01/16 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on April 1, 2016.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return International Currency Hedged ETF, the FTSE Developed ex North America Diversified Factor 100% Hedged to USD Index, the FTSE Developed ex North America Diversified Factor Index, and the FTSE Developed ex North America Index from April 1, 2016 to October 31, 2017. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the FTSE Developed ex North America Diversified Factor 100% Hedged to USD Index, the FTSE Developed ex North America Diversified Factor Index, and the FTSE Developed ex North America Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The FTSE Developed ex North America Diversified Factor 100% Hedged to USD Index and the FTSE Developed ex North America Diversified Factor Index are indexes comprised of equity securities from developed global markets (excluding North America) selected to represent a diversified set of factor characteristics, originally developed by the adviser, and the equity holdings of both indexes are selected by the index provider primarily from the constituents of the FTSE Developed ex North America

Index. The FTSE Developed ex North America Diversified Factor 100% Hedged to USD Index represents international stock performance with the foreign currency risk of the index securities hedged against the U.S. dollar on a monthly basis. These two indexes include large- and mid-cap stocks providing coverage of developed markets outside of North America. The FTSE Developed ex North America Index a market-capitalization weighted index representing the performance of large- and mid-cap stocks in developed markets, excluding the US and Canada. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization. FTSE International Limited is the index provider for these three indexes. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some over-seas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	15

JPMorgan Diversified Return International Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return International Equity ETF
Net Asset Value*	20.35%
Market Price**	20.30%
FTSE Developed ex North America Diversified Factor Index (net of foreign withholding taxes)	20.53%
FTSE Developed ex North America Index (net of foreign withholding taxes)	24.37%
Morgan Stanley Capital International (MSCI) EAFE Index (net of foreign withholding taxes)	23.44%

Net Assets as of 10/31/2017	$1,159,887,006

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return International Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed ex North America Diversified Factor Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is composed of large cap and mid cap equity securities in developed markets outside North America, diversified across sectors and international regions. The Underlying Index uses a proprietary multi-factor selection process that measures the following characteristics: valuation, momentum, volatility and specific market capitalization. The Underlying Index methodology includes quarterly rebalancing.

HOW DID THE MARKET PERFORM?

Global financial markets overall provided positive returns during the reporting period, with emerging market equities outperforming equities in the U.S. and other developed markets. The world’s leading economies continued to expand throughout the first ten months of 2017, lifting corporate profits and capital investment as well as business and consumer sentiment. Low interest rates generally weighed on developed market bond prices, while investors’ search for higher yields helped push prices higher for emerging market bonds.

Synchronized global growth and industrial demand helped to lift commodities prices, particularly for copper and other metals, toward the end of the reporting period. While global oil prices declined in the early part of the reporting period, prices for benchmark Brent crude oil remained above $50 dollars a barrel through October 2017.

In Europe, financial markets continued to benefit from global growth, low interest rates and stimulus from the European Central Bank. Demand from China and other emerging market nations helped to lift exports from Germany and other leading European Union (EU) economies. While the U.K.’s impending exit from the EU and a separatist movement in Spain’s Catalan region remained worrisome for politicians and economists, financial markets appeared to be largely unaffected. Japan’s equities market was a leading performer during the final months of the reporting period amid an improving economy and a snap election that handed Prime Minister Shinzo Abe’s Liberal Democratic Party a parliamentary majority.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance for the twelve months ended October 31, 2017, and its performance deviated by -0.18% from the performance of the Underlying Index. The Fund and the Underlying Index underperformed the FTSE Developed ex North America Index and the MSCI EAFE Index, which are more traditional market capitalization weighted indexes.

Because the Fund’s holdings were closely aligned with those of the Underlying Index, variances in relative performance due to security selection and/or sector allocation were not significant. The majority of the Fund’s deviation against the Underlying Index was due to specific trading limits the net asset value calculations, the Fund’s small cash allocation and fees and operating expenses incurred by the Fund.

The Fund’s and the Underlying Index’s positions in the basic materials and consumer goods sectors were leading contributors to absolute performance, while their positions in the utilities and telecommunications sectors were the smallest contributors to absolute performance.

Relative to the FTSE Developed ex North America Index, the Fund’s and the Underlying Index’s security selection and overweight positions in the utilities sector and their security selection and underweight in the industrials sectors were leading detractors from performance, while the Fund’s and the Underlying Index’s security selection in the consumer goods and basic materials sectors was a leading contributor to performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s largest allocations were in the consumer goods and industrials sectors, while the smallest allocations were in the oil & gas and telecommunications sectors. By region, the Fund’s largest allocations were in Japan

16	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

and Europe, excluding the U.K. The Fund had modestly smaller allocations to Asia, excluding Japan, and the U.K.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Samsung Electronics Co. Ltd. (South Korea)	0.9%
2.	Royal Dutch Shell plc, Class A (Netherlands)	0.9
3.	BP plc (United Kingdom) (United Kingdom)	0.8
4.	GlaxoSmithKline plc (United Kingdom) (United Kingdom)	0.5
5.	AstraZeneca plc (United Kingdom)	0.5
6.	Diageo plc (United Kingdom)	0.5
7.	RELX plc (United Kingdom)	0.5
8.	Vodafone Group plc (United Kingdom)	0.5
9.	SoftBank Group Corp. (Japan)	0.5
10.	CSL Ltd. (Australia)	0.5

SUMMARY OF INVESTMENTS BY COUNTRY****
Japan	25.9%
United Kingdom	16.8
South Korea	11.2
Australia	6.8
Hong Kong	5.5
France	5.0
Germany	4.2
Sweden	3.1
Singapore	2.6
Switzerland	2.3
Spain	1.9
Netherlands	1.9
Finland	1.7
Norway	1.3
Italy	1.2
Denmark	1.2
United States	1.0
Belgium	1.0
Others (each less than 1.0%)	4.0
Short-Term Investment	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $59.18 as of October 31, 2017.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $59.36 as of October 31, 2017.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s composition is subject to change.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	17

JPMorgan Diversified Return International Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Diversified Return International Equity ETF
Net Asset Value	November 5, 2014	20.35%	7.28%
Market Price		20.30%	7.38%

LIFE OF FUND PERFORMANCE (11/5/14 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on November 5, 2014.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return International Equity ETF, the FTSE Developed ex North America Diversified Factor Index, the FTSE Developed ex North America Index, and the MSCI EAFE Index from November 5, 2014 to October 31, 2017. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the FTSE Developed ex North America Diversified Factor Index, the FTSE Developed ex North America Index and the MSCI EAFE Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The FTSE Developed ex North America Diversified Factor Index is an index comprised of equity securities from developed global markets (excluding North America) selected to represent a diversified set of factor characteristics, originally developed by the adviser and its holdings are selected by the index provider primarily from the constituents of the FTSE Developed ex North American Index. The FTSE Developed ex North

America Index is a market-capitalization weighted index representing the performance of large- and mid-cap stocks in developed markets, excluding the U.S. and Canada. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization. FTSE International Limited is the index provider for the two FTSE indexes. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

JPMorgan Diversified Return U.S. Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return U.S. Equity ETF
Net Asset Value*	20.99%
Market Price**	21.02%
Russell 1000 Diversified Factor Index	21.42%
Russell 1000 Index	23.67%

Net Assets as of 10/31/2017	$356,298,771

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return U.S. Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Russell 1000 Diversified Factor Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is composed of large cap and mid cap equity securities in the U.S. The Underlying Index uses a rules based proprietary multi-factor selection process that utilizes the following characteristics: valuation, momentum and quality. The Underlying Index security selection process then seeks to exclude the least attractive stocks based on these characteristics. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE MARKET PERFORM?

U.S. financial markets overall provided positive returns during the reporting period amid synchronized global economic growth, historically low interest rates and strong corporate earnings. While global oil prices declined in the early part of the reporting period, prices for benchmark Brent crude oil remained above $50 dollars a barrel through October 2017.

U.S. equities prices reached record highs throughout the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) hit fresh highs in 11 of the 22 trading days in October 2017. During the twelve months ended October 31, 2017, U.S. small capitalization stocks outperformed both large cap and mid cap stocks, generally, and across growth and value categories. Growth stocks generally outperformed value stocks across all market caps.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance and its performance deviated by -0.43% from the Underlying Index for the twelve months ended October 31, 2017. Both the Fund and the Underlying Index underperformed the Russell 1000 Index, which is a more traditional market capitalization weighted index.

Because the Fund’s holdings were closely aligned with those of the Underlying Index, variances in relative performance due to security selection and/or sector allocation were not significant. The majority of the Fund’s deviation against the Underlying Index was due to tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s positions in the technology and health care sectors were leading contributors to absolute performance during the reporting period, while the Fund’s and the Underlying Index’s positions in the telecommunications and energy sectors made the smallest contributions to absolute performance.

Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s underweight position and security selection in the financials sector and their overweight position in the utilities sector were leading detractors from performance, while their underweight position in the oil & gas sector and their security selection in the health care sector were leading contributors to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s largest allocations were in the consumer goods and health care sectors, while the smallest allocations were in the telecommunications and oil & gas sectors.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	19

JPMorgan Diversified Return U.S. Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	NVR, Inc.	0.7%
2.	IAC/InterActiveCorp	0.6
3.	Harris Corp.	0.6
4.	Consolidated Edison, Inc.	0.6
5.	WEC Energy Group, Inc.	0.6
6.	Waters Corp.	0.6
7.	Public Service Enterprise Group, Inc.	0.6
8.	Eversource Energy	0.5
9.	Monsanto Co.	0.5
10.	Ameren Corp.	0.5

PORTFOLIO COMPOSITION BY SECTOR****
Health Care	16.3%
Information Technology	15.7
Consumer Discretionary	15.4
Utilities	12.2
Consumer Staples	9.8
Industrials	8.7
Financials	8.1
Materials	6.3
Energy	4.5
Real Estate	1.5
Telecommunication Services	1.1
Short-Term Investment	0.4

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $68.52 as of October 31, 2017.

**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $68.55 as of October 31, 2017.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s composition is subject to change.

20	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Diversified Return U.S. Equity ETF
Net Asset Value	September 29, 2015	20.99%	16.98%
Market Price		21.02%	17.01%

LIFE OF FUND PERFORMANCE (9/29/15 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on September 29, 2015.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Equity ETF, the Russell 1000 Diversified Factor Index, and the Russell 1000 Index from September 29, 2015 to October 31, 2017. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 1000 Diversified Factor Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the

Index, if applicable. The Russell 1000 Diversified Factor Index is an index comprised of U.S. equity securities selected to represent a diversified set of factor characteristics, originally developed by the adviser, and its holdings are selected by the index provider primarily from the constituents of the Russell 1000 Index. The Russell 1000 Index is a market-capitalization weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	21

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Net Asset Value*	21.25%
Market Price**	21.31%
Russell Midcap Diversified Factor Index	21.61%
Russell Midcap Index	21.09%

Net Assets as of 10/31/2017	$62,063,250

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return U.S. Mid Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Russell MidCap Diversified Factor Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which tracks mid cap equity securities in the U.S. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: relative valuation, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE MARKET PERFORM?

U.S. financial markets overall provided positive returns during the reporting period amid synchronized global economic growth, historically low interest rates and strong corporate earnings. While global oil prices declined in the early part of the reporting period, prices for benchmark Brent crude oil remained above $50 dollars a barrel through October 2017.

U.S. equities prices reached record highs throughout the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) hit fresh highs in 11 of the 22 trading days in October 2017. During the twelve months ended October 31, 2017, U.S. mid capitalization stocks generally underperformed both large cap and small cap stocks. Within mid caps, growth stocks outperformed value stocks.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance and its performance deviated by -0.36% from the Underlying Index for the twelve months ended October 31, 2017. The Fund and the Underlying Index outperformed the Russell Midcap Index, which is a more traditional market capitalization weighted index.

Because the Fund’s holdings were closely aligned with those of the Underlying Index, variances in relative performance due to security selection and/or sector allocation were not significant. The majority of the Fund’s deviation against the Underlying Index was due to tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s positions in the technology and industrials sectors were leading contributors to absolute performance during the reporting period, while the Fund’s and the Underlying Index’s positions in the telecommunications and oil & gas sectors made the smallest contribution to absolute performance.

Relative to the Russell Midcap Index, the Fund’s and the Underlying Index’s underweight position and security selection in the oil & gas sector and its overweight position and security selection in the health care sector were leading contributors to performance, while their overweight position and security selection in the utilities sector and their security selection in the technology sector were leading detractors from performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest average allocations were in the financials and consumer goods sectors and the smallest average allocations were in the telecommunications and oil & gas sectors.

22	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Great Plains Energy, Inc.	0.5%
2.	Alliant Energy Corp.	0.5
3.	Xcel Energy, Inc.	0.5
4.	Consolidated Edison, Inc.	0.5
5.	American Water Works Co., Inc.	0.5
6.	Ameren Corp.	0.5
7.	CMS Energy Corp.	0.5
8.	Public Service Enterprise Group, Inc.	0.5
9.	Pinnacle West Capital Corp.	0.5
10.	Edison International	0.5

PORTFOLIO COMPOSITION BY SECTOR****
Consumer Discretionary	15.7%
Information Technology	15.7
Health Care	13.1
Utilities	12.4
Industrials	12.2
Financials	9.8
Materials	6.7
Consumer Staples	6.3
Real Estate	3.9
Energy	3.7
Telecommunication Services	0.2
Short-Term Investment	0.3

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $62.06 as of October 31, 2017.

**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $62.08 as of October 31, 2017.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s composition is subject to change.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	23

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Net Asset Value	May 11, 2016	21.25%	16.50%
Market Price		21.31%	16.53%

LIFE OF FUND PERFORMANCE (5/11/16 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on May 11, 2016.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Mid Cap Equity ETF, the Russell Midcap Diversified Factor Index, and the Russell Midcap Index from May 11, 2016 to October 31, 2017. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Diversified Factor Index and Russell Midcap Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Russell Midcap Diversified Factor Index is an index comprised of U.S. equity securities selected to represent a diversified set of factor characteristics, originally developed by the adviser, and its holdings are selected by the index provider primarily from the constituents of the Russell Midcap Index. The Russell Midcap Index is a market-capitalization weighted index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

JPMorgan Diversified Return U.S. Small Cap Equity ETF

FUND COMMENTARY

PERIOD NOVEMBER 15, 2016 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return U.S. Small Cap Equity ETF
Net Asset Value*	15.96%
Market Price**	16.16%
Russell 2000 Diversified Factor Index	16.23%
Russell 2000 Index	16.89%

Net Assets as of 10/31/2017	$55,011,105

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return U.S. Small Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Russell 2000 Diversified Factor Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which tracks small-cap equity securities in the U.S. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: relative valuation, momentum and quality. The Underlying Index security selection process then seeks to exclude the least attractive stocks based on these characteristics. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE MARKET PERFORM?

U.S. financial markets overall provided positive returns during the reporting period amid synchronized global economic growth, historically low interest rates and strong corporate earnings. While global oil prices declined in the early part of the reporting period, prices for benchmark Brent crude oil remained above $50 dollars a barrel through October 2017.

U.S. equities prices reached record highs throughout the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) hit fresh highs in 11 of the 22 trading days in October 2017. During the twelve months ended October 31, 2017, U.S. small capitalization stocks outperformed both large cap and mid cap stocks, generally, and across growth and value categories. Within small caps, growth stocks outperformed value stocks.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance and a performance deviation of -0.27% relative to the Underlying Index for the period November 15, 2016 (the Fund’s inception date) to October 31, 2017. Both the Fund and the Underlying Index underperformed the Russell 2000 Index, which is a more traditional market capitalization weighted index.

Because the Fund’s holdings were closely aligned with those of the Underlying Index, variances in relative performance due to security selection and/or sector allocation were not significant. The majority of the Fund’s deviation against the Underlying Index was due to tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s positions in the health care and industrials sectors were leading contributors to absolute performance. The Fund’s and the Underlying Index’s positions in the telecommunications and oil & gas sectors detracted from absolute performance during the reporting period.

Relative to the Russell 2000 Index, the Fund’s and the Underlying Index’s overweight positions and security selection in the consumer goods sector and their underweight position and security selection in the industrials sector were leading detractors from performance, while their security selection and underweight position in the oil & gas sector and their underweight position in the financials sector made a positive contribution to performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s largest allocations were in the consumer goods and consumer services sectors and the smallest allocations were in the telecommunications and oil & gas sectors.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	25

JPMorgan Diversified Return U.S. Small Cap Equity ETF

FUND COMMENTARY

PERIOD NOVEMBER 15, 2016 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2017 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	LCI Industries	0.7%
2.	Boston Beer Co., Inc. (The), Class A	0.7
3.	Webster Financial Corp.	0.7
4.	Pool Corp.	0.7
5.	West Pharmaceutical Services, Inc.	0.6
6.	ALLETE, Inc.	0.6
7.	MAXIMUS, Inc.	0.6
8.	ONE Gas, Inc.	0.6
9.	Columbia Sportswear Co.	0.6
10.	Spire, Inc.	0.6

PORTFOLIO COMPOSITION BY SECTOR****
Consumer Discretionary	20.9%
Industrials	14.3
Information Technology	13.6
Utilities	11.9
Health Care	11.0
Consumer Staples	9.1
Materials	6.7
Financials	6.0
Real Estate	2.2
Energy	2.0
Telecommunication Services	1.5
Short-Term Investment	0.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $28.95 as of October 31, 2017.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $29.00 as of October 31, 2017.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s composition is subject to change.

26	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017 (Unaudited)
	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Diversified Return U.S. Small Cap Equity ETF
Net Asset Value	November 15, 2016	15.96%
Market Price		16.16%

LIFE OF FUND PERFORMANCE (11/15/16 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on November 15, 2016.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Small Cap Equity ETF, the Russell 2000 Diversified Factor Index, and the Russell 2000 Index from November 15, 2016 to October 31, 2017. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Diversified Factor Index and Russell 2000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Russell 2000 Diversified Factor Index is comprised of U.S. small cap equity securities selected to represent a diversified set of factor characteristics selected from the Russell 2000 Index. The Russell 2000 Index is an unmanaged index, measuring performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	27

JPMorgan Diversified Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — 99.8%
	Brazil — 8.3%
13,600	AES Tiete Energia SA	53,963
29,526	Banco Bradesco SA*	296,226
113,966	Banco Bradesco SA (Preference)*	1,210,974
40,839	Banco do Brasil SA*	431,698
14,935	Banco Santander Brasil SA	131,029
25,484	BB Seguridade Participacoes SA	215,087
31,419	BR Malls Participacoes SA	122,168
8,500	Bradespar SA (Preference)	62,542
8,950	Braskem SA (Preference), Class A*	142,268
53,300	CCR SA	295,885
10,000	Cia Brasileira de Distribuicao (Preference)*	233,179
29,722	Cia de Saneamento Basico do Estado de Sao Paulo*	271,935
4,130	Cia de Transmissao de Energia Eletrica Paulista (Preference)	83,653
70,005	Cia Energetica de Minas Gerais (Preference)	165,634
8,803	Cia Paranaense de Energia (Preference)	67,678
42,060	Cielo SA	287,231
25,752	EDP — Energias do Brasil SA*	114,775
34,811	Embraer SA	167,388
12,145	Engie Brasil Energia SA	133,839
14,757	Equatorial Energia SA	275,670
16,413	Estacio Participacoes SA	147,708
10,914	Fibria Celulose SA	174,188
17,000	Fleury SA	149,250
44,564	Gerdau SA (Preference)	149,169
5,300	Grendene SA	44,392
117,904	Itau Unibanco Holding SA (Preference)	1,521,330
145,339	Itausa — Investimentos Itau SA (Preference)	468,721
51,273	JBS SA	117,865
97,041	Kroton Educacional SA	538,111
9,912	Localiza Rent a Car SA*	174,376
45,283	Lojas Renner SA*	476,182
5,483	M Dias Branco SA*	81,089
11,800	Natura Cosmeticos SA	111,677
23,200	Odontoprev SA	111,344
139,518	Petroleo Brasileiro SA*	741,668
182,078	Petroleo Brasileiro SA (Preference)*	935,075
3,586	Porto Seguro SA*	39,200
8,400	Qualicorp SA	89,821
10,762	Sao Martinho SA	60,599
3,694	Smiles Fidelidade SA*	95,373
8,264	Sul America SA	45,346
20,762	Suzano Papel e Celulose SA (Preference), Class A	128,584
36,311	Telefonica Brasil SA (Preference)	560,321

SHARES	INVESTMENTS	VALUE($)

	Brazil — continued
70,590	TIM Participacoes SA	261,317
16,439	Transmissora Alianca de Energia Eletrica SA	103,268
18,118	Usinas Siderurgicas de Minas Gerais SA (Preference), Class A*	48,739
138,502	Vale SA*	1,366,264
14,004	Vale SA (Preference)*	128,298
28,866	WEG SA	188,922

		13,821,019

	Chile — 1.5%
235,536	Aguas Andinas SA, Class A	153,453
976,398	Banco de Chile	149,777
1,720	Banco de Credito e Inversiones	115,664
2,345,050	Banco Santander Chile	184,376
9,426	Cia Cervecerias Unidas SA	136,024
613,106	Colbun SA	144,739
16,295	Embotelladora Andina SA (Preference), Class B	83,540
20,155	Empresas COPEC SA	310,601
2,450,590	Enel Americas SA	527,198
1,695,511	Enel Chile SA	197,643
276,534	Enel Generacion Chile SA	241,092
4,448	Sociedad Quimica y Minera de Chile SA (Preference), Class B	265,671

		2,509,778

	China — 22.7%
1,100	58.com, Inc., ADR*	73,887
36,000	Agile Group Holdings Ltd.	52,522
661,000	Agricultural Bank of China Ltd., Class H	311,327
96,000	Air China Ltd., Class H	91,536
14,100	Alibaba Group Holding Ltd., ADR*	2,606,949
140,000	Aluminum Corp. of China Ltd., Class H*	112,447
38,000	Angang Steel Co. Ltd., Class H	33,312
42,500	Anhui Conch Cement Co. Ltd., Class H	182,057
62,000	ANTA Sports Products Ltd.	277,317
500	Autohome, Inc., ADR*	28,755
128,000	AviChina Industry & Technology Co. Ltd., Class H	74,346
71,500	BAIC Motor Corp. Ltd., Class H (a)	83,809
2,400	Baidu, Inc., ADR*	585,456
1,970,000	Bank of China Ltd., Class H	984,533
202,000	Bank of Communications Co. Ltd., Class H	152,497
84,000	BBMG Corp., Class H	41,919
54,000	Beijing Capital International Airport Co. Ltd., Class H	88,675
18,500	Beijing Enterprises Holdings Ltd.	109,987

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	China — continued
304,000	Beijing Enterprises Water Group Ltd.	255,459
43,200	BOE Technology Group Co. Ltd., Class B	28,130
144,000	Brilliance China Automotive Holdings Ltd.	364,915
27,500	BYD Electronic International Co. Ltd.	74,571
843,000	CGN Power Co. Ltd., Class H (a)	247,647
110,000	China Agri-Industries Holdings Ltd.	53,759
66,000	China BlueChemical Ltd., Class H	19,728
244,000	China Cinda Asset Management Co. Ltd., Class H	94,817
214,000	China CITIC Bank Corp. Ltd., Class H	137,890
75,000	China Coal Energy Co. Ltd., Class H	34,350
159,000	China Communications Construction Co. Ltd., Class H	193,121
90,000	China Communications Services Corp. Ltd., Class H	54,619
58,000	China Conch Venture Holdings Ltd.	118,257
2,313,000	China Construction Bank Corp., Class H	2,067,164
166,000	China Dongxiang Group Co. Ltd.	30,870
82,000	China Eastern Airlines Corp. Ltd., Class H	41,651
84,000	China Everbright Bank Co. Ltd., Class H	39,652
94,000	China Everbright International Ltd.	132,620
22,000	China Everbright Ltd.	52,203
76,000	China Evergrande Group*	293,159
95,500	China Galaxy Securities Co. Ltd., Class H	83,321
35,000	China Hongqiao Group Ltd.*	42,031
155,000	China Huarong Asset Management Co. Ltd., Class H (a)	72,913
18,000	China International Capital Corp. Ltd., Class H (a)	37,117
15,500	China International Marine Containers Group Co. Ltd., Class H	30,900
128,000	China Jinmao Holdings Group Ltd.	57,524
300	China Lodging Group Ltd., ADR*	40,167
120,000	China Longyuan Power Group Corp. Ltd., Class H	88,991
34,000	China Machinery Engineering Corp., Class H	20,846
94,000	China Medical System Holdings Ltd.	173,818
98,000	China Merchants Bank Co. Ltd., Class H	374,229
42,000	China Merchants Port Holdings Co. Ltd.	131,383
23,600	China Merchants Securities Co. Ltd., Class H (a)	39,347
121,000	China Minsheng Banking Corp. Ltd., Class H	117,215
399,500	China Mobile Ltd.	4,018,319
141,000	China Molybdenum Co. Ltd., Class H	91,780
104,000	China National Building Material Co. Ltd., Class H	87,779
42,000	China National Materials Co. Ltd., Class H	29,045

SHARES	INVESTMENTS	VALUE($)

	China — continued
100,000	China Overseas Land & Investment Ltd.	324,702
66,800	China Pacific Insurance Group Co. Ltd., Class H	329,846
910,000	China Petroleum & Chemical Corp., Class H	668,230
250,000	China Power International Development Ltd.	79,483
68,000	China Railway Construction Corp. Ltd., Class H	85,397
137,000	China Railway Group Ltd., Class H	110,121
56,000	China Railway Signal & Communication Corp. Ltd., Class H (a)	44,102
173,000	China Reinsurance Group Corp., Class H	38,400
62,000	China Resources Cement Holdings Ltd.	41,906
60,000	China Resources Gas Group Ltd.	219,782
70,000	China Resources Land Ltd.	208,914
142,000	China Resources Power Holdings Co. Ltd.	273,077
121,000	China Shenhua Energy Co. Ltd., Class H	289,465
86,000	China South City Holdings Ltd.	24,041
100,000	China Southern Airlines Co. Ltd., Class H	73,932
68,000	China State Construction International Holdings Ltd.	95,544
37,600	China Taiping Insurance Holdings Co. Ltd.	123,996
1,048,000	China Telecom Corp. Ltd., Class H	525,570
184,000	China Traditional Chinese Medicine Holdings Co. Ltd.	105,478
34,000	China Vanke Co. Ltd., Class H	121,031
49,600	China Zhongwang Holdings Ltd.	29,259
43,900	Chongqing Changan Automobile Co. Ltd., Class B	57,454
67,000	Chongqing Rural Commercial Bank Co. Ltd., Class H	45,547
20,000	CIMC Enric Holdings Ltd.*	13,544
176,000	CITIC Ltd.	257,829
46,000	COSCO SHIPPING Energy Transportation Co. Ltd., Class H	26,938
89,500	COSCO SHIPPING Holdings Co. Ltd., Class H*	49,117
62,000	COSCO SHIPPING Ports Ltd.	71,851
137,000	Country Garden Holdings Co. Ltd.	217,174
144,000	CRRC Corp. Ltd., Class H	142,087
23,500	CSC Financial Co. Ltd., Class H (a)	21,554
320,000	CSPC Pharmaceutical Group Ltd.	556,715
107,500	Dali Foods Group Co. Ltd. (a)	83,229
214,000	Datang International Power Generation Co. Ltd., Class H*	72,166
12,200	Dongfang Electric Corp. Ltd., Class H*	11,905
150,000	Dongfeng Motor Group Co. Ltd., Class H	205,904
55,000	ENN Energy Holdings Ltd.	403,607
54,000	Far East Horizon Ltd.	53,661
80,076	Fosun International Ltd.	198,669

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	29

JPMorgan Diversified Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	China — continued
26,400	Fuyao Glass Industry Group Co. Ltd., Class H (a)	100,672
251,000	Geely Automobile Holdings Ltd.	778,319
40,000	GF Securities Co. Ltd., Class H	85,304
162,000	Great Wall Motor Co. Ltd., Class H	204,404
19,500	Greentown China Holdings Ltd.	24,358
220,000	Guangdong Investment Ltd.	318,738
116,000	Guangzhou Automobile Group Co. Ltd., Class H	288,471
16,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	56,204
26,800	Guangzhou R&F Properties Co. Ltd., Class H	57,146
21,000	Haitian International Holdings Ltd.	62,886
8,000	Health and Happiness H&H International Holdings Ltd.*	41,805
37,500	Hengan International Group Co. Ltd.	369,801
194,000	Huadian Fuxin Energy Corp. Ltd., Class H	50,516
122,000	Huadian Power International Corp. Ltd., Class H	50,684
180,000	Huaneng Renewables Corp. Ltd., Class H	61,903
2,022,000	Industrial & Commercial Bank of China Ltd., Class H	1,608,835
36,500	Inner Mongolia Yitai Coal Co. Ltd., Class B	49,078
44,000	Jiangsu Expressway Co. Ltd., Class H	67,460
42,000	Jiangxi Copper Co. Ltd., Class H	67,064
30,000	Kingsoft Corp. Ltd.	75,829
100,000	Kunlun Energy Co. Ltd.	92,738
32,236	KWG Property Holding Ltd.	32,005
10,800	Lao Feng Xiang Co. Ltd., Class B	40,489
14,000	Legend Holdings Corp., Class H (a)	36,812
248,000	Lenovo Group Ltd.	143,859
7,310	Livzon Pharmaceutical Group, Inc., Class H	49,604
26,000	Logan Property Holdings Co. Ltd.	24,086
38,000	Longfor Properties Co. Ltd.	88,765
125,000	Luye Pharma Group Ltd.	83,317
62,000	Maanshan Iron & Steel Co. Ltd., Class H*	29,136
103,000	Metallurgical Corp. of China Ltd., Class H	34,094
800	Momo, Inc., ADR*	24,376
600	NetEase, Inc., ADR	169,152
20,600	New China Life Insurance Co. Ltd., Class H	128,964
1,700	New Oriental Education & Technology Group, Inc., ADR	141,508
21,200	Orient Securities Co. Ltd., Class H (a)	21,636
220,000	People’s Insurance Co. Group of China Ltd. (The), Class H	104,711
116,000	PICC Property & Casualty Co. Ltd., Class H	230,201

SHARES	INVESTMENTS	VALUE($)

	China — continued
129,000	Ping An Insurance Group Co. of China Ltd., Class H	1,133,645
49,000	Poly Property Group Co. Ltd.*	23,749
152,000	Postal Savings Bank of China Co. Ltd., Class H (a)	91,793
14,000	Red Star Macalline Group Corp. Ltd., Class H (a)	16,747
16,800	Shandong Chenming Paper Holdings Ltd., Class B	30,645
11,500	Shandong Chenming Paper Holdings Ltd., Class H	20,919
124,000	Shandong Weigao Group Medical Polymer Co. Ltd., Class H	89,056
36,000	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	179,833
16,000	Shanghai Industrial Holdings Ltd.	49,151
52,800	Shanghai Pharmaceuticals Holding Co. Ltd., Class H	136,490
26,000	Shenzhen Expressway Co. Ltd., Class H	26,593
30,044	Shenzhen International Holdings Ltd.	57,423
76,829	Shenzhen Investment Ltd.	34,275
31,000	Shenzhou International Group Holdings Ltd.	264,903
308,000	Sihuan Pharmaceutical Holdings Group Ltd.	111,424
2,200	SINA Corp.*	236,830
74,500	Sino-Ocean Group Holding Ltd.	48,652
52,500	Sinopec Engineering Group Co. Ltd., Class H	45,021
124,000	Sinopec Shanghai Petrochemical Co. Ltd., Class H	73,963
77,600	Sinopharm Group Co. Ltd., Class H	347,455
63,000	Sinotrans Ltd., Class H	30,284
24,000	Sinotruk Hong Kong Ltd.	31,915
48,500	SOHO China Ltd.*	28,097
50,000	Sunac China Holdings Ltd.	254,744
23,000	Sunny Optical Technology Group Co. Ltd.	337,351
117,400	Tencent Holdings Ltd.	5,276,556
20,000	Tianhe Chemicals Group Ltd.*‡ (a)	—
26,000	Tianjin Capital Environmental Protection Group Co. Ltd., Class H	16,578
36,000	TravelSky Technology Ltd., Class H	93,308
70,000	Weichai Power Co. Ltd., Class H	87,166
19,640	Xinjiang Goldwind Science & Technology Co. Ltd., Class H	24,893
70,000	Yanzhou Coal Mining Co. Ltd., Class H	69,866
160,000	Yuexiu Property Co. Ltd.	31,006
52,000	Zhejiang Expressway Co. Ltd., Class H	64,306
32,000	Zhongsheng Group Holdings Ltd.	65,774
18,100	Zhuzhou CRRC Times Electric Co. Ltd., Class H	105,938

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	China — continued
204,000	Zijin Mining Group Co. Ltd., Class H	70,596
47,200	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	22,904
27,200	ZTE Corp., Class H*	94,503

		37,683,147

	Colombia — 0.3%
12,930	Almacenes Exito SA	69,962
9,684	Bancolombia SA	88,880
16,927	Bancolombia SA (Preference)	160,030
175,342	Grupo Aval Acciones y Valores SA (Preference)	73,490
34,353	Interconexion Electrica SA ESP	150,645

		543,007

	Czech Republic — 0.3%
13,616	CEZ A/S	298,562
2,751	Komercni banka A/S	118,262
18,798	Moneta Money Bank A/S (a)	64,256

		481,080

	Egypt — 0.1%
38,557	Commercial International Bank Egypt SAE	172,336
19,966	Egyptian Financial Group-Hermes Holding Co.	26,559
36,739	Talaat Moustafa Group	20,012

		218,907

	Greece — 0.4%
50,348	Alpha Bank AE*	100,390
66,557	Eurobank Ergasias SA*	54,366
2,170	FF Group*	45,448
2,713	Hellenic Petroleum SA	23,956
6,600	JUMBO SA	106,094
2,605	Motor Oil Hellas Corinth Refineries SA	62,358
200,680	National Bank of Greece SA*	66,375
13,483	OPAP SA	151,089
10,764	Piraeus Bank SA*	30,965

		641,041

	Hong Kong — 0.8%
56,000	China Gas Holdings Ltd.	170,247
447,000	GCL-Poly Energy Holdings Ltd.*	76,858
64,000	Haier Electronics Group Co. Ltd.*	168,753
24,500	Kingboard Chemical Holdings Ltd.	145,385
37,000	Kingboard Laminates Holdings Ltd.	62,179
53,000	Lee & Man Paper Manufacturing Ltd.	64,748
56,000	Nine Dragons Paper Holdings Ltd.	102,928
31,000	Shimao Property Holdings Ltd.	64,982

SHARES	INVESTMENTS	VALUE($)

	Hong Kong — continued
319,000	Sino Biopharmaceutical Ltd.	373,032

		1,229,112

	Hungary — 0.6%
20,076	MOL Hungarian Oil & Gas plc	240,424
9,097	OTP Bank plc	366,752
12,032	Richter Gedeon Nyrt.	299,291

		906,467

	India — 7.8%
9,486	Adani Enterprises Ltd.	19,398
29,555	Adani Ports & Special Economic Zone Ltd.	196,553
42,067	Ashok Leyland Ltd.	85,260
20,047	Aurobindo Pharma Ltd.	235,418
4,275	Bajaj Finance Ltd.	118,896
990	Bajaj Finserv Ltd.	76,649
11,942	Bank of Baroda	31,334
6,139	Bank of India*	18,129
21,082	Bharat Electronics Ltd.	60,147
6,693	Bharat Forge Ltd.	72,241
35,637	Bharat Petroleum Corp. Ltd.	298,167
58,755	Bharti Infratel Ltd.	401,666
18,583	Cadila Healthcare Ltd.	144,509
3,096	Canara Bank	19,397
2,978	Container Corp. of India Ltd.	63,596
479	Eicher Motors Ltd.	238,581
10,673	Exide Industries Ltd.	34,456
14,497	GAIL India Ltd.	104,176
159,783	GMR Infrastructure Ltd.*	47,439
11,575	Grasim Industries Ltd.	219,489
18,919	HCL Technologies Ltd.	250,021
5,120	Hero MotoCorp Ltd.	304,711
32,055	Hindalco Industries Ltd.	132,456
21,768	Hindustan Petroleum Corp. Ltd.	150,364
37,052	Hindustan Unilever Ltd.	708,103
8,360	Hindustan Zinc Ltd.	40,738
41,169	Housing Development Finance Corp. Ltd.	1,085,742
31,553	ICICI Bank Ltd.	147,915
6,677	ICICI Prudential Life Insurance Co. Ltd. (a)	41,847
2,685	IDFC Ltd.	2,612
8,402	Indiabulls Housing Finance Ltd.	161,535
39,107	Indian Oil Corp. Ltd.	251,098
2,931	IndusInd Bank Ltd.	73,668
2,075	InterGlobe Aviation Ltd. (a)	40,025
13,071	Jindal Steel & Power Ltd.*	32,932
42,300	JSW Steel Ltd.	169,010

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	31

JPMorgan Diversified Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	India — continued
4,519	Kotak Mahindra Bank Ltd.	71,554
11,330	L&T Finance Holdings Ltd.	35,226
12,074	Larsen & Toubro Ltd.	228,049
6,408	LIC Housing Finance Ltd.	59,301
10,937	Mahindra & Mahindra Ltd.	227,222
7,148	Mangalore Refinery & Petrochemicals Ltd.	15,712
6,322	Maruti Suzuki India Ltd.	802,018
33,045	Motherson Sumi Systems Ltd.	186,489
53	MRF Ltd.	54,401
186,229	NHPC Ltd.	82,151
27,118	NMDC Ltd.	53,704
149,674	NTPC Ltd.	419,139
109,997	Oil & Natural Gas Corp. Ltd.	325,022
6,485	Oil India Ltd.	36,988
766	Oracle Financial Services Software Ltd.	41,406
1,794	Oriental Bank of Commerce*	3,904
11,345	Petronet LNG Ltd.	45,556
16,420	Power Finance Corp. Ltd.	35,289
58,099	Power Grid Corp. of India Ltd.	190,078
11,029	Punjab National Bank*	33,612
7,261	Rajesh Exports Ltd.	87,779
3,199	Reliance Capital Ltd.	28,561
113,798	Reliance Industries Ltd.	1,654,466
41,542	Reliance Power Ltd.*	26,184
49,592	Rural Electrification Corp. Ltd.	132,739
4,348	Shriram Transport Finance Co. Ltd.	78,497
4,400	Sun TV Network Ltd.	58,206
16,510	Tata Consultancy Services Ltd.	669,232
71,601	Tata Power Co. Ltd. (The)	93,939
8,325	Tata Steel Ltd.	90,538
16,257	Titan Co. Ltd.	159,467
3,765	Union Bank of India*	10,266
12,711	UPL Ltd.	157,067
59,739	Vedanta Ltd.	306,682
42,402	Wipro Ltd.	192,695
40,790	Yes Bank Ltd.	198,273

		12,969,690

	Indonesia — 5.6%
1,286,600	Adaro Energy Tbk. PT	173,144
2,384,000	Astra International Tbk. PT	1,406,243
883,300	Bank Central Asia Tbk. PT	1,360,672
1,694,700	Bank Mandiri Persero Tbk. PT	880,231
677,200	Bank Negara Indonesia Persero Tbk. PT	379,618
968,700	Bank Rakyat Indonesia Persero Tbk. PT	1,114,489
693,700	Bumi Serpong Damai Tbk. PT	88,045

SHARES	INVESTMENTS	VALUE($)

	Indonesia — continued
54,500	Gudang Garam Tbk. PT	281,290
517,500	Indofood Sukses Makmur Tbk. PT	312,856
221,400	Jasa Marga Persero Tbk. PT	106,109
1,473,800	Perusahaan Gas Negara Persero Tbk.	199,970
81,800	Tambang Batubara Bukit Asam Persero Tbk. PT	69,227
6,672,500	Telekomunikasi Indonesia Persero Tbk. PT	1,990,854
198,700	Tower Bersama Infrastructure Tbk. PT	99,847
135,100	Unilever Indonesia Tbk. PT	494,080
153,600	United Tractors Tbk. PT	392,706

		9,349,381

	Malaysia — 4.9%
177,800	AirAsia Bhd.	140,308
175,500	AMMB Holdings Bhd.	177,479
584,455	CIMB Group Holdings Bhd.	847,657
219,600	Gamuda Bhd.	272,328
266,300	Genting Bhd.	569,239
330,800	Genting Malaysia Bhd.	393,183
57,468	Hong Leong Bank Bhd.	216,379
527,808	Malayan Banking Bhd.	1,153,261
287,000	Petronas Chemicals Group Bhd.	499,631
65,900	PPB Group Bhd.	261,203
282,500	Public Bank Bhd.	1,365,192
102,661	RHB Bank Bhd.	123,188
575,100	Tenaga Nasional Bhd.	2,037,643

		8,056,691

	Mexico — 4.1%
2,578,200	America Movil SAB de CV, Series L	2,222,940
22,700	Arca Continental SAB de CV	144,464
8,632	Banregio Grupo Financiero SAB de CV	46,042
725,407	Cemex SAB de CV*	589,883
31,200	Coca-Cola Femsa SAB de CV, Series L	210,910
101,803	Fibra Uno Administracion SA de CV, REIT	159,727
42,080	Gentera SAB de CV	42,581
13,029	Gruma SAB de CV, Class B	171,006
14,428	Grupo Aeroportuario del Centro Norte SAB de CV	72,886
18,798	Grupo Aeroportuario del Pacifico SAB de CV, Class B	178,736
9,680	Grupo Aeroportuario del Sureste SAB de CV, Class B	173,083
4,145	Grupo Elektra SAB de CV	166,111
85,970	Grupo Financiero Banorte SAB de CV, Class O	509,405
85,900	Grupo Financiero Inbursa SAB de CV, Class O	147,769

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Mexico — continued
64,153	Grupo Financiero Santander Mexico SAB de CV, Class B	107,816
158,752	Grupo Mexico SAB de CV, Series B	516,290
5,905	Industrias Penoles SAB de CV	137,678
52,301	Infraestructura Energetica Nova SAB de CV	266,801
19,201	Megacable Holdings SAB de CV	76,076
46,791	Mexichem SAB de CV	120,518
38,237	Nemak SAB de CV (a)	28,780
12,900	OHL Mexico SAB de CV	22,851
330,900	Wal-Mart de Mexico SAB de CV	740,789

		6,853,142

	Pakistan — 0.0% (b)
17,600	Habib Bank Ltd.	26,816
23,000	Oil & Gas Development Co. Ltd.	31,407

		58,223

	Peru — 0.1%
9,500	Cia de Minas Buenaventura SAA, ADR	131,005

	Philippines — 2.6%
200,380	Aboitiz Equity Ventures, Inc.	290,721
418,800	Alliance Global Group, Inc.*	129,798
24,660	Ayala Corp.	492,093
635,600	Ayala Land, Inc.	532,354
143,100	Bank of the Philippine Islands	271,647
179,520	BDO Unibank, Inc.	478,372
406,100	Bloomberry Resorts Corp.*	74,258
414,700	DMCI Holdings, Inc.	123,225
1,312,100	Energy Development Corp.	146,750
4,115	Globe Telecom, Inc.	162,856
110,850	International Container Terminal Services, Inc.	227,031
37,160	Manila Electric Co.	210,039
1,066,800	Megaworld Corp.	110,141
2,007,600	Metro Pacific Investments Corp.	264,586
116,716	Metropolitan Bank & Trust Co.	195,858
16,520	PLDT, Inc.	547,862
119,420	Semirara Mining & Power Corp.	98,312

		4,355,903

	Poland — 1.7%
3,363	Alior Bank SA*	66,827
3,474	Asseco Poland SA	45,544
5,750	Bank Pekao SA	187,886
1,058	Bank Zachodni WBK SA	106,153
1,337	CCC SA	100,258
9,730	Cyfrowy Polsat SA	67,790

SHARES	INVESTMENTS	VALUE($)

	Poland — continued
18,415	Enea SA	70,474
2,169	Grupa Azoty SA	43,500
4,301	Grupa Lotos SA	77,996
2,395	Jastrzebska Spolka Weglowa SA*	64,416
6,348	KGHM Polska Miedz SA	214,568
762	KRUK SA	58,407
470	mBank SA*	59,430
62,955	PGE Polska Grupa Energetyczna SA*	225,727
14,425	Polski Koncern Naftowy ORLEN SA	510,205
78,961	Polskie Gornictwo Naftowe i Gazownictwo SA	145,104
31,292	Powszechna Kasa Oszczednosci Bank Polski SA*	333,051
20,573	Powszechny Zaklad Ubezpieczen SA	265,508
90,101	Tauron Polska Energia SA*	87,132

		2,729,976

	Russia — 4.6%
26,297	Aeroflot PJSC	80,942
116,606	Alrosa PJSC	149,876
22,285,305	Federal Grid Co. Unified Energy System PJSC	60,148
490,469	Gazprom PJSC	1,055,322
2,608,081	Inter RAO UES PJSC	159,557
21,761	LUKOIL PJSC	1,154,063
67,746	Magnitogorsk Iron & Steel Works PJSC	51,141
2,142	MMC Norilsk Nickel PJSC	387,709
87,372	Mobile TeleSystems PJSC	420,996
52,106	Moscow Exchange MICEX-RTS PJSC	105,077
688,000	Mosenergo PJSC	36,100
49,987	Novatek PJSC	556,317
40,451	Novolipetsk Steel PJSC	92,135
54,411	Rosneft Oil Co. PJSC	296,645
2,510,498	ROSSETI PJSC	40,631
72,629	Rostelecom PJSC	84,791
9,475,049	RusHydro PJSC	132,338
397,976	Sberbank of Russia PJSC	1,318,746
8,133	Severstal PJSC	124,885
333,462	Surgutneftegas OJSC	166,250
359,433	Surgutneftegas OJSC (Preference)	178,145
69,772	Tatneft PJSC	521,905
73	Transneft PJSC (Preference)	230,915
189,659,185	VTB Bank PJSC	194,590

		7,599,224

	South Africa — 8.2%
4,754	African Rainbow Minerals Ltd.	41,720
20,541	AVI Ltd.	143,225

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	33

JPMorgan Diversified Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	South Africa — continued
23,881	Barclays Africa Group Ltd.	236,567
9,860	Barloworld Ltd.	92,974
20,886	Bid Corp. Ltd.	459,414
15,491	Bidvest Group Ltd. (The)	188,080
1,944	Capitec Bank Holdings Ltd.	129,223
14,917	Clicks Group Ltd.	167,078
9,630	Coronation Fund Managers Ltd.	48,564
15,338	Dis-Chem Pharmacies Ltd. (a)	35,908
12,566	Discovery Ltd.	130,352
7,858	Exxaro Resources Ltd.	79,854
117,612	FirstRand Ltd.	426,912
27,444	Fortress Income Fund Ltd., REIT	77,933
41,569	Fortress Income Fund Ltd., Class A, REIT	49,775
13,820	Foschini Group Ltd. (The)	132,445
100,528	Growthpoint Properties Ltd., REIT	174,377
17,475	Harmony Gold Mining Co. Ltd.	29,882
8,984	Hyprop Investments Ltd., REIT	67,577
7,444	Imperial Holdings Ltd.	106,762
10,220	Investec Ltd.	69,710
68,108	KAP Industrial Holdings Ltd.	40,946
2,418	Kumba Iron Ore Ltd.	46,521
4,438	Liberty Holdings Ltd.	34,888
37,413	MMI Holdings Ltd.	49,747
5,487	Mondi Ltd.	131,618
15,311	Mr Price Group Ltd.	189,767
29,962	Nampak Ltd.*	39,416
21,816	Naspers Ltd., Class N	5,315,091
7,769	Nedbank Group Ltd.	113,853
24,887	Rand Merchant Investment Holdings Ltd.	69,583
186,548	Redefine Properties Ltd., REIT	139,989
24,008	Remgro Ltd.	363,388
7,721	Reunert Ltd.	37,975
24,449	RMB Holdings Ltd.	108,087
61,917	Sanlam Ltd.	309,917
25,895	Sappi Ltd.	173,406
25,713	Sasol Ltd.	751,277
28,086	Shoprite Holdings Ltd.	401,979
46,618	Standard Bank Group Ltd.	541,346
163,991	Steinhoff International Holdings NV	711,900
16,234	Super Group Ltd.*	45,886
26,348	Telkom SA SOC Ltd.	98,693
10,276	Tiger Brands Ltd.	280,655
27,077	Truworths International Ltd.	144,321
43,645	Vodacom Group Ltd.	474,331

		13,502,912

SHARES	INVESTMENTS	VALUE($)

	Taiwan — 16.2%
189,000	Acer, Inc.*	97,803
431,000	Advanced Semiconductor Engineering, Inc.	521,068
153,000	Asia Cement Corp.	136,517
46,000	Asustek Computer, Inc.	398,364
579,000	AU Optronics Corp.	237,256
49,000	Catcher Technology Co. Ltd.	521,503
440,000	Cathay Financial Holding Co. Ltd.	727,064
328,738	Chang Hwa Commercial Bank Ltd.	178,236
38,300	Chicony Electronics Co. Ltd.	95,927
775,000	China Development Financial Holding Corp.	237,595
204,470	China Life Insurance Co. Ltd.	193,318
271,000	Compal Electronics, Inc.	199,529
1,011,395	CTBC Financial Holding Co. Ltd.	647,558
538,715	E.Sun Financial Holding Co. Ltd.	327,909
65,000	Epistar Corp.*	105,338
116,000	Evergreen Marine Corp. Taiwan Ltd.*	69,485
322,000	Far Eastern New Century Corp.	276,160
537,100	First Financial Holding Co. Ltd.	346,513
224,000	Formosa Chemicals & Fibre Corp.	680,516
89,000	Formosa Petrochemical Corp.	311,551
319,000	Formosa Plastics Corp.	972,461
72,533	Foxconn Technology Co. Ltd.	231,341
410,000	Fubon Financial Holding Co. Ltd.	653,421
980,490	Hon Hai Precision Industry Co. Ltd.	3,644,427
458,360	Hua Nan Financial Holdings Co. Ltd.	250,844
566,000	Innolux Corp.	248,081
199,000	Inventec Corp.	154,645
8,000	Largan Precision Co. Ltd.	1,516,477
139,496	Lite-On Technology Corp.	196,994
607,233	Mega Financial Holding Co. Ltd.	477,345
370,000	Nan Ya Plastics Corp.	913,091
47,737	Nanya Technology Corp.	129,774
38,000	Novatek Microelectronics Corp.	140,753
48,000	Oriental Union Chemical Corp.*	41,326
130,000	Pegatron Corp.	336,862
218,000	Pou Chen Corp.	274,739
46,000	President Chain Store Corp.	413,634
175,000	Quanta Computer, Inc.	412,271
31,000	Realtek Semiconductor Corp.*	116,717
432,287	Shin Kong Financial Holding Co. Ltd.	138,320
573,785	SinoPac Financial Holdings Co. Ltd.	176,038
89,200	Synnex Technology International Corp.	113,072
527,973	Taishin Financial Holding Co. Ltd.	231,155
226,113	Taiwan Business Bank	62,467
210,000	Taiwan Cement Corp.	233,415

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Taiwan — continued
490,674	Taiwan Cooperative Financial Holding Co. Ltd.	265,284
168,000	Taiwan Mobile Co. Ltd.	598,957
687,000	Taiwan Semiconductor Manufacturing Co. Ltd.	5,553,916
148,000	Teco Electric and Machinery Co. Ltd.	138,228
17,000	TPK Holding Co. Ltd.*	56,159
18,000	Transcend Information, Inc.*	51,132
28,000	U-Ming Marine Transport Corp.*	33,228
86,000	Unimicron Technology Corp.	49,081
394,000	Uni-President Enterprises Corp.	823,225
779,000	United Microelectronics Corp.	402,046
203,000	Walsin Lihwa Corp.	103,760
176,661	Wistron Corp.	147,562
640,665	Yuanta Financial Holding Co. Ltd.	284,928
2,000	Yulon Nissan Motor Co. Ltd.	16,057

		26,912,443

	Thailand — 5.8%
157,400	Advanced Info Service PCL	921,264
438,200	Airports of Thailand PCL	781,558
28,200	Bangkok Bank PCL	170,700
16,300	Bangkok Bank PCL, NVDR	94,698
428,100	Banpu PCL	225,674
46,200	Bumrungrad Hospital PCL	305,960
221,500	Central Pattana PCL	530,080
46,200	Delta Electronics Thailand PCL	119,576
37,700	Electricity Generating PCL	261,017
234,600	Energy Absolute PCL	305,396
58,200	Glow Energy PCL	157,676
165,900	Indorama Ventures PCL	229,800
192,600	Intouch Holdings PCL, NVDR	336,235
1,174,400	IRPC PCL	228,022
572,100	Krung Thai Bank PCL	313,539
578,700	Land & Houses PCL, NVDR	189,880
138,000	PTT Exploration & Production PCL	358,735
201,900	PTT Global Chemical PCL	486,326
150,600	PTT PCL	1,905,350
109,700	Ratchaburi Electricity Generating Holding PCL	184,099
220,400	Siam Commercial Bank PCL (The)	972,190
103,600	Thai Oil PCL	318,098
1,961,000	TMB Bank PCL	152,299

		9,548,172

	Turkey — 1.6%
75,134	Akbank TAS	198,758
10,759	Arcelik A/S	58,868

SHARES	INVESTMENTS	VALUE($)

	Turkey — continued
7,223	Aselsan Elektronik Sanayi ve Ticaret A/S	64,702
6,062	Aygaz A/S	25,774
14,048	BIM Birlesik Magazalar A/S	286,687
68,715	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S, REIT*	47,956
26,740	Enka Insaat ve Sanayi A/S	40,601
63,032	Eregli Demir ve Celik Fabrikalari TAS	148,134
3,975	Ford Otomotiv Sanayi A/S	56,158
32,735	Haci Omer Sabanci Holding A/S	91,125
28,775	KOC Holding A/S	128,851
2,138	Migros Ticaret A/S*	14,732
27,049	Petkim Petrokimya Holding A/S	47,426
16,426	Soda Sanayii A/S	22,741
6,918	TAV Havalimanlari Holding A/S	34,491
7,708	Tofas Turk Otomobil Fabrikasi A/S	62,875
5,719	Tupras Turkiye Petrol Rafinerileri A/S	206,053
34,891	Turk Hava Yollari AO*	95,753
45,412	Turk Telekomunikasyon A/S*	77,390
625	Turk Traktor ve Ziraat Makineleri A/S	12,488
81,529	Turkcell Iletisim Hizmetleri A/S	305,509
76,772	Turkiye Garanti Bankasi A/S	211,515
22,559	Turkiye Halk Bankasi A/S	65,901
51,676	Turkiye Is Bankasi, Class C	97,532
36,790	Turkiye Sinai Kalkinma Bankasi A/S	13,293
38,229	Turkiye Sise ve Cam Fabrikalari A/S	44,918
38,258	Turkiye Vakiflar Bankasi TAO, Class D	63,995
9,587	Ulker Biskuvi Sanayi A/S	51,195
29,139	Yapi ve Kredi Bankasi A/S*	35,440

		2,610,861

	United Arab Emirates — 1.6%
146,155	Abu Dhabi Commercial Bank PJSC	294,423
153,600	Air Arabia PJSC	51,860
130,389	Aldar Properties PJSC	84,587
65,781	DAMAC Properties Dubai Co. PJSC	70,749
8,077	DP World Ltd.	191,748
111,648	Dubai Investments PJSC	79,952
92,502	Dubai Islamic Bank PJSC	154,157
78,443	Emaar Malls PJSC	49,338
137,311	Emaar Properties PJSC	309,864
160,627	Emirates Telecommunications Group Co. PJSC	779,737
203,549	First Abu Dhabi Bank PJSC	573,627

		2,640,042

	Total Common Stocks (Cost $145,771,551)	165,351,223

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	35

JPMorgan Diversified Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

NO. OF RIGHTS	INVESTMENTS	VALUE($)
Rights — 0.0% (b)
	Brazil — 0.0% (b)
11,122	Cia Energetica de Minas Gerais, expiring 11/29/2017*	4,114

	China — 0.0%
51	Fosun International Ltd., expiring 12/31/2017*‡	—

	Taiwan — 0.0%
13,852	CTBC Financial Holding Co. Ltd., expiring 12/15/2017*	—

	Total Rights (Cost $—)	4,114

	Total Investments — 99.8% (Cost $145,771,551)	165,355,337
	Other Assets Less Liabilities — 0.2%	385,709

	Net Assets — 100.0%	$165,741,046

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	19.2%
Oil, Gas & Consumable Fuels	9.6
Wireless Telecommunication Services	6.3
Internet Software & Services	5.4
Semiconductors & Semiconductor Equipment	4.3
Electronic Equipment, Instruments & Components	4.0
Media	3.4
Chemicals	3.3
Electric Utilities	3.2
Metals & Mining	3.1
Automobiles	2.9
Diversified Telecommunication Services	2.8
Insurance	2.7
Real Estate Management & Development	2.5
Technology Hardware, Storage & Peripherals	1.9
Food & Staples Retailing	1.7
Independent Power and Renewable Electricity Producers	1.7
Transportation Infrastructure	1.7
Diversified Financial Services	1.6
Food Products	1.5
Pharmaceuticals	1.4
Industrial Conglomerates	1.2
Others (each less than 1.0%)	14.6

*	— Non-income producing security.
‡	— Value determined using significant unobservable inputs.
(a)

—  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)	— Represents less than 0.05% of net assets.

Abbreviations

ADR	— American Depositary Receipt
NVDR	— Non-Voting Depositary Receipt
OJSC	— Open Joint Stock Company
PJSC	— Public Joint Stock Company
Preference	— A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	— Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

JPMorgan Diversified Return Europe Currency Hedged ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)

Exchange Traded Funds — 100.1%
	United States
499,909	JPMorgan Diversified Return Europe Equity Fund (a)	30,739,404

	Total Investments — 100.1% (Cost $25,994,384)	30,739,404
	Liabilities Less Other Assets — (0.1)%	(32,159)

	Net Assets — 100.0%	$30,707,245

Percentages indicated are based on net assets.

(a)	— Affiliated company as defined under the Investment Company Act of 1940.

Forward foreign currency exchange contracts outstanding as of October 31, 2017:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	20,720	USD	24,002	Royal Bank of Canada	11/03/2017	135
GBP	5,449,034	USD	7,235,969	National Australia Bank Ltd.	11/03/2017	1,368
NOK	6,578,109	USD	803,727	Citibank, NA	11/03/2017	1,643
SEK	14,412,899	USD	1,721,412	Goldman Sachs International	11/03/2017	310
USD	3,337,153	CHF	3,222,542	Goldman Sachs International	11/03/2017	106,821
USD	922,599	DKK	5,797,588	Royal Bank of Canada	11/03/2017	15,009
USD	431,414	EUR	364,299	Goldman Sachs International	11/03/2017	7,039
USD	65,073	EUR	55,282	National Australia Bank Ltd.	11/03/2017	674
USD	14,946,836	EUR	12,622,248	Royal Bank of Canada	11/03/2017	243,054
USD	53,561	GBP	40,200	Citibank, NA	11/03/2017	168
USD	7,401,712	GBP	5,512,300	Royal Bank of Canada	11/03/2017	80,347
USD	827,098	NOK	6,578,109	Royal Bank of Canada	11/03/2017	21,728
USD	73,454	SEK	598,530	Goldman Sachs International	11/03/2017	1,956
USD	1,695,625	SEK	13,814,368	Royal Bank of Canada	11/03/2017	45,403
USD	3,281,655	CHF	3,264,358	Goldman Sachs International	12/05/2017	2,188
USD	14,686	DKK	93,621	Royal Bank of Canada	12/05/2017	2
USD	275,060	EUR	235,646	Goldman Sachs International	12/05/2017	59
USD	30,648	SEK	255,929	Royal Bank of Canada	12/05/2017	18

Total unrealized appreciation						527,922

CHF	3,222,542	USD	3,233,085	Goldman Sachs International	11/03/2017	(2,753)
DKK	5,797,588	USD	907,685	Citibank, NA	11/03/2017	(95)
EUR	12,986,377	USD	15,129,519	National Australia Bank Ltd.	11/03/2017	(1,558)
EUR	34,733	USD	41,061	Royal Bank of Canada	11/03/2017	(601)
GBP	88,966	USD	119,453	National Australia Bank Ltd.	11/03/2017	(1,289)
GBP	14,499	USD	19,433	Royal Bank of Canada	11/03/2017	(175)
USD	57,064	CHF	56,803	Goldman Sachs International	12/05/2017	(2)
USD	933,708	DKK	5,953,159	Citibank, NA	12/05/2017	(32)
USD	15,154,609	EUR	12,986,377	National Australia Bank Ltd.	12/05/2017	(630)
USD	575,426	EUR	493,126	Royal Bank of Canada	12/05/2017	(57)
USD	7,242,284	GBP	5,449,034	National Australia Bank Ltd.	12/05/2017	(1,983)
USD	202,550	GBP	152,388	Royal Bank of Canada	12/05/2017	(43)
USD	804,301	NOK	6,578,109	Citibank, NA	12/05/2017	(1,708)
USD	60,256	NOK	492,597	Royal Bank of Canada	12/05/2017	(101)
USD	1,724,350	SEK	14,412,899	Goldman Sachs International	12/05/2017	(608)
USD	40,719	SEK	340,315	Royal Bank of Canada	12/05/2017	(11)

Total unrealized depreciation						(11,646)

Net unrealized appreciation						516,276

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	37

JPMorgan Diversified Return Europe Currency Hedged ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

Abbreviations

CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
NOK	— Norwegian Krone
SEK	— Swedish Krona
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

JPMorgan Diversified Return Europe Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — 99.4%
	Austria — 1.1%
1,778	ANDRITZ AG	100,531
7,158	OMV AG	429,576
6,295	voestalpine AG	346,089

		876,196

	Belgium — 1.7%
4,268	bpost SA	120,332
3,759	Colruyt SA	192,252
1,067	Groupe Bruxelles Lambert SA	114,603
11,006	Proximus SADP	365,470
2,041	Solvay SA	303,208
5,945	Umicore SA	265,683

		1,361,548

	Denmark — 3.1%
2,535	Chr Hansen Holding A/S	221,838
2,227	Danske Bank A/S	84,990
3,198	DSV A/S	247,288
3,137	ISS A/S	132,846
938	Jyske Bank A/S (Registered)	53,005
15,661	Novo Nordisk A/S, Class B	779,743
1,104	Orsted A/S (a)	61,865
16,727	TDC A/S	98,893
4,242	Tryg A/S	101,054
6,514	Vestas Wind Systems A/S	575,087
3,547	William Demant Holding A/S*	102,364

		2,458,973

	Finland — 4.7%
5,378	Elisa OYJ	216,557
29,232	Fortum OYJ	620,433
2,222	Kesko OYJ, Class B	113,474
5,201	Kone OYJ, Class B	281,499
13,726	Neste OYJ	764,145
14,356	Nokia OYJ	70,602
3,522	Orion OYJ, Class B	144,349
7,668	Sampo OYJ, Class A	401,266
22,959	Stora Enso OYJ, Class R	358,808
15,808	UPM-Kymmene OYJ	474,750
4,867	Wartsila OYJ Abp	313,514

		3,759,397

	France — 13.0%
823	Aeroports de Paris	138,565
2,101	Air Liquide SA	267,508
2,201	Arkema SA	278,056
5,016	Atos SE	779,064

SHARES	INVESTMENTS	VALUE($)

	France — continued
3,637	AXA SA	109,795
1,621	BNP Paribas SA	126,518
2,819	Bouygues SA	135,294
2,548	Bureau Veritas SA	68,231
10,114	Capgemini SE	1,228,690
6,667	Carrefour SA	134,176
1,928	Casino Guichard Perrachon SA	110,088
728	Christian Dior SE	249,876
1,867	Cie Generale des Etablissements Michelin	270,242
5,108	CNP Assurances	118,825
5,458	Credit Agricole SA	95,260
2,727	Danone SA	222,881
1,757	Eiffage SA	183,529
637	Eurazeo SA	59,221
1,885	Eutelsat Communications SA	47,215
894	Faurecia	64,990
1,030	Fonciere Des Regions, REIT	104,884
598	Gecina SA, REIT	97,034
152	Hermes International	78,904
1,110	Imerys SA	101,072
1,670	Ingenico Group SA	162,171
548	Kering	251,316
2,002	Klepierre SA, REIT	79,696
4,771	Lagardere SCA	157,115
2,816	Legrand SA	208,977
847	L’Oreal SA	188,511
1,088	LVMH Moet Hennessy Louis Vuitton SE	324,511
7,207	Natixis SA	56,518
36,806	Orange SA	604,638
596	Orpea	71,406
2,250	Renault SA	223,145
1,169	Safran SA	123,122
3,775	Sanofi	357,442
1,413	Schneider Electric SE*	124,148
2,433	SCOR SE	101,002
967	Societe BIC SA	102,106
1,977	Societe Generale SA	110,029
2,632	Sodexo SA	334,851
1,730	Thales SA	180,289
14,497	TOTAL SA	808,036
335	Unibail-Rodamco SE, REIT	83,853
6,341	Valeo SA	429,312
1,746	Vinci SA	171,069

		10,323,181

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	39

JPMorgan Diversified Return Europe Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Germany — 14.2%
538	Allianz SE (Registered)	125,601
2,089	Axel Springer SE	140,653
7,252	BASF SE	793,031
1,822	Bayer AG (Registered)	237,004
2,366	Bayerische Motoren Werke AG	242,658
3,694	CECONOMY AG	48,218
877	Continental AG	223,191
3,076	Covestro AG (a)	295,695
3,098	Daimler AG (Registered)	258,640
1,038	Deutsche Boerse AG	107,500
14,896	Deutsche Lufthansa AG (Registered)	478,577
3,850	Deutsche Post AG (Registered)	176,484
45,579	Deutsche Telekom AG (Registered)	825,314
1,404	Deutsche Wohnen SE	60,092
6,679	Evonik Industries AG	242,955
1,050	Fielmann AG	92,262
1,808	Fraport AG Frankfurt Airport Services Worldwide	171,803
4,749	Fresenius Medical Care AG & Co. KGaA	459,808
7,643	Fresenius SE & Co. KGaA	639,843
3,022	FUCHS PETROLUB SE (Preference)	170,176
1,017	Hannover Rueck SE	127,980
411	Hella GmbH & Co. KGaA	24,826
3,559	Henkel AG & Co. KGaA (Preference)	499,742
1,142	HOCHTIEF AG	201,727
1,492	HUGO BOSS AG	133,444
44,797	Infineon Technologies AG	1,238,998
590	LEG Immobilien AG	60,100
578	MAN SE	64,002
1,147	MTU Aero Engines AG	194,097
451	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	101,251
5,474	ProSiebenSat.1 Media SE	192,815
17,548	SAP SE	2,005,081
1,121	Siemens AG (Registered)	161,012
2,507	Talanx AG	98,457
24,793	Telefonica Deutschland Holding AG	126,466
7,071	TUI AG	127,710
2,991	Uniper SE	84,043
2,129	Vonovia SE	94,045

		11,325,301

	Ireland — 0.3%
1,886	Ryanair Holdings plc, ADR*	211,439
1,686	Smurfit Kappa Group plc	50,287

		261,726

SHARES	INVESTMENTS	VALUE($)

	Italy — 2.5%
4,782	Atlantia SpA	155,896
53,657	Enel SpA	332,763
32,446	Eni SpA	530,428
9,101	Mediobanca SpA	99,696
3,005	Recordati SpA	139,700
100,788	Terna Rete Elettrica Nazionale SpA	608,147
40,696	UnipolSai Assicurazioni SpA	92,602

		1,959,232

	Luxembourg — 0.3%
1,339	RTL Group SA	99,488
7,317	SES SA, FDR	119,004

		218,492

	Netherlands — 5.3%
2,551	Akzo Nobel NV	230,307
6,337	ASML Holding NV	1,143,381
1,578	Heineken Holding NV	146,473
1,630	Heineken NV	158,816
5,387	ING Groep NV	99,549
15,122	Koninklijke Ahold Delhaize NV	284,568
3,819	Koninklijke DSM NV	325,828
6,190	Koninklijke Philips NV	252,261
2,820	NN Group NV	118,095
233	Randstad Holding NV	14,335
33,021	Royal Dutch Shell plc, Class B	1,063,187
7,561	Wolters Kluwer NV	370,584

		4,207,384

	Norway — 2.8%
1,727	Aker BP ASA	39,784
10,774	DNB ASA	207,932
5,520	Gjensidige Forsikring ASA	103,879
14,204	Marine Harvest ASA*	277,368
32,435	Norsk Hydro ASA	250,994
17,517	Orkla ASA	171,582
17,530	Statoil ASA	356,166
27,006	Telenor ASA	573,438
5,061	Yara International ASA	240,361

		2,221,504

	Portugal — 1.1%
117,812	EDP — Energias de Portugal SA	420,144
19,881	Galp Energia SGPS SA	369,629
6,068	Jeronimo Martins SGPS SA	110,250

		900,023

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	South Africa — 0.4%
5,023	Investec plc	34,370
10,496	Mondi plc	253,838

		288,208

	Spain — 8.1%
8,096	Abertis Infraestructuras SA	175,107
1,328	Acciona SA	109,964
3,512	ACS Actividades de Construccion y Servicios SA	138,440
724	Aena SME SA (a)	132,835
3,514	Amadeus IT Group SA	238,421
8,671	Banco Santander SA	58,783
10,886	Distribuidora Internacional de Alimentacion SA	53,243
16,072	Enagas SA	462,934
18,639	Endesa SA	426,614
17,950	Gas Natural SDG SA	384,086
10,941	Grifols SA	342,398
210,154	Iberdrola SA	1,698,258
5,461	Industria de Diseno Textil SA	204,122
24,002	Mapfre SA	78,499
5,265	Mediaset Espana Comunicacion SA	57,225
6,593	Merlin Properties Socimi SA, REIT	87,055
20,882	Red Electrica Corp. SA	462,380
31,028	Repsol SA	581,447
12,906	Siemens Gamesa Renewable Energy SA	187,134
51,826	Telefonica SA	543,420

		6,422,365

	Sweden — 5.9%
4,866	Alfa Laval AB	123,231
6,511	Atlas Copco AB, Class A	285,517
8,396	Boliden AB	293,791
4,408	Electrolux AB, Series B	155,808
6,120	Hennes & Mauritz AB, Class B	153,582
8,186	Hexagon AB, Class B	419,738
7,062	Husqvarna AB, Class B	68,990
2,414	ICA Gruppen AB	89,026
2,793	Industrivarden AB, Class C	71,770
2,732	Investor AB, Class B	135,361
2,733	Kinnevik AB, Class B	89,648
326	L E Lundbergforetagen AB, Class B	25,447
19,619	Nordea Bank AB	237,090
9,638	Securitas AB, Class B	169,108
8,621	Skandinaviska Enskilda Banken AB, Class A	106,242
7,489	Skanska AB, Class B	164,223
5,518	SKF AB, Class B	128,232
11,841	Svenska Handelsbanken AB, Class A	169,709

SHARES	INVESTMENTS	VALUE($)

	Sweden — continued
15,207	Swedbank AB, Class A	377,404
32,622	Tele2 AB, Class B	414,944
153,542	Telia Co. AB	710,664
6,447	Trelleborg AB, Class B	159,651
6,628	Volvo AB, Class B	131,276

		4,680,452

	Switzerland — 11.6%
5,691	ABB Ltd. (Registered)	148,621
1,563	Adecco Group AG (Registered)*	124,004
840	Baloise Holding AG (Registered)	132,432
87	Banque Cantonale Vaudoise (Registered)	62,570
11,609	Clariant AG (Registered)*	292,081
260	DKSH Holding AG	21,812
411	EMS-Chemie Holding AG (Registered)	269,440
1,612	Ferguson plc	112,727
291	Flughafen Zurich AG (Registered)	63,285
719	Geberit AG (Registered)	325,530
114	Givaudan SA (Registered)	254,595
143	Helvetia Holding AG (Registered)	76,874
817	Kuehne + Nagel International AG (Registered)	142,743
1,854	Lonza Group AG (Registered)*	492,536
6,794	Nestle SA (Registered)	571,637
17,601	Novartis AG (Registered)	1,451,718
1,076	Pargesa Holding SA	90,106
208	Partners Group Holding AG	139,898
4,545	Roche Holding AG	1,050,491
1,019	Schindler Holding AG	230,913
91	SGS SA (Registered)	224,729
25	Sika AG	185,037
2,396	Sonova Holding AG (Registered)	432,555
16,317	STMicroelectronics NV	384,335
698	Swiss Life Holding AG (Registered)*	242,603
797	Swiss Prime Site AG (Registered)*	68,024
986	Swiss Re AG	92,793
2,403	Swisscom AG (Registered)	1,214,055
1,718	Temenos Group AG (Registered)*	198,380
316	Zurich Insurance Group AG	96,432

		9,192,956

	United Kingdom — 23.1%
12,400	3i Group plc	158,251
2,133	Admiral Group plc	54,489
16,414	Anglo American plc	309,618
5,672	AstraZeneca plc	383,773
15,107	BAE Systems plc	119,003

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	41

JPMorgan Diversified Return Europe Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	United Kingdom — continued
2,824	Bellway plc	136,924
5,249	Berkeley Group Holdings plc	260,802
92,941	BP plc	630,387
15,062	British American Tobacco plc	973,153
9,391	Bunzl plc	292,535
4,278	Burberry Group plc	108,051
55,987	Centrica plc	126,260
27,812	Compass Group plc	610,594
4,500	Croda International plc	250,086
8,263	Daily Mail & General Trust plc, Class A	76,108
6,652	Diageo plc	227,158
17,693	DS Smith plc	122,364
12,694	easyJet plc	225,761
6,306	Experian plc	132,857
13,859	GKN plc	58,414
61,912	GlaxoSmithKline plc	1,111,156
10,935	Hammerson plc, REIT	76,121
11,819	HSBC Holdings plc	115,414
6,678	IMI plc	108,354
2,225	Imperial Brands plc	90,717
8,409	Inchcape plc	87,284
13,377	Informa plc	123,820
7,882	Inmarsat plc	65,015
26,221	International Consolidated Airlines Group SA	221,459
18,664	Intu Properties plc, REIT	53,581
96,906	ITV plc	211,828
63,075	J Sainsbury plc	203,116
4,824	Johnson Matthey plc	216,577
53,809	Kingfisher plc	223,718
39,556	Legal & General Group plc	140,249
11,016	Meggitt plc	75,834
11,885	Micro Focus International plc	417,455
59,714	National Grid plc	718,805
6,625	Next plc	433,054
2,501	Pennon Group plc	26,377
3,304	Persimmon plc	122,958
6,917	Reckitt Benckiser Group plc	618,841
20,602	RELX NV	465,128
19,356	RELX plc	445,399
28,808	Rentokil Initial plc	128,465
5,748	Rio Tinto plc	271,654
15,106	Royal Mail plc	75,116
46,938	Sage Group plc (The)	464,621
18,113	Segro plc, REIT	130,760
12,325	Severn Trent plc	345,586

SHARES	INVESTMENTS	VALUE($)

	United Kingdom — continued
27,080	Smith & Nephew plc	510,772
6,986	Smiths Group plc	145,769
23,991	SSE plc	440,616
19,215	Tate & Lyle plc	165,062
5,822	Unilever NV, CVA	338,200
18,613	Unilever plc	1,054,873
21,783	United Utilities Group plc	240,998
504,088	Vodafone Group plc	1,441,862
5,555	Whitbread plc	272,453
53,012	William Hill plc	181,912
65,179	Wm Morrison Supermarkets plc	194,084
18,149	WPP plc	320,860

		18,352,511

	United States — 0.2%
2,983	Carnival plc	196,664

	Total Common Stocks (Cost $67,257,790)	79,006,113

NO. OF RIGHTS
Rights — 0.0% (b)
	Spain — 0.0% (b)
8,004	Banco Santander SA, expiring 11/1/2017* (Cost $368)	382

	Total Investments — 99.4% (Cost $67,258,158)	79,006,495
	Other Assets Less Liabilities — 0.6%	485,862

	Net Assets — 100.0%	$79,492,357

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	7.6%
Pharmaceuticals	7.1
Diversified Telecommunication Services	6.8
Electric Utilities	6.5
Chemicals	6.4
Software	3.9
Semiconductors & Semiconductor Equipment	3.5
Insurance	3.2
IT Services	2.8
Banks	2.5
Machinery	2.4
Professional Services	2.4
Wireless Telecommunication Services	2.4
Hotels, Restaurants & Leisure	2.2
Personal Products	2.0
Media	2.0
Food & Staples Retailing	1.9
Metals & Mining	1.9
Food Products	1.8
Health Care Equipment & Supplies	1.6
Electrical Equipment	1.6
Health Care Providers & Services	1.5
Textiles, Apparel & Luxury Goods	1.5
Airlines	1.4
Household Products	1.4
Paper & Forest Products	1.4
Auto Components	1.4
Tobacco	1.3
Construction & Engineering	1.3
Multi-Utilities	1.1
Transportation Infrastructure	1.1
Others (each less than 1.0%)	14.1

*	— Non-income producing security.
(a)

—  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)	— Represents less than 0.05% of net assets.

Abbreviations

ADR	— American Depositary Receipt
CVA	— Dutch Certification
FDR	— Fiduciary Depositary Receipt
OYJ	— Public Limited Company
Preference	— A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference
REIT	— Real Estate Investment Trust
SCA	— Limited partnership with share capital

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	43

JPMorgan Diversified Return Global Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — 98.9%
	Australia — 6.9%
18,050	AGL Energy Ltd.	349,473
11,203	Ansell Ltd.	206,215
30,561	APA Group	200,562
4,467	ASX Ltd.	184,823
57,543	Aurizon Holdings Ltd.	228,371
26,573	Boral Ltd.	145,815
5,253	Caltex Australia Ltd.	137,925
3,500	CIMIC Group Ltd.	129,846
2,413	Cochlear Ltd.	325,042
6,182	Computershare Ltd.	73,903
4,553	CSL Ltd.	484,717
44,301	CSR Ltd.	161,137
31,641	Dexus, REIT	236,928
4,849	Flight Centre Travel Group Ltd.	173,843
62,169	GPT Group (The), REIT	242,759
43,331	Harvey Norman Holdings Ltd.	125,516
107,748	Healthscope Ltd.	161,852
12,235	Incitec Pivot Ltd.	35,888
151,151	Mirvac Group, REIT	279,380
8,009	Orica Ltd.	128,281
55,516	Origin Energy Ltd.*	338,120
69,050	Qantas Airways Ltd.	325,891
5,516	Ramsay Health Care Ltd.	282,803
70,123	Scentre Group, REIT	216,220
15,443	Sonic Healthcare Ltd.	257,925
49,321	Star Entertainment Grp Ltd. (The)	217,486
26,519	Sydney Airport	144,483
47,378	Tabcorp Holdings Ltd.	163,016
46,381	Tatts Group Ltd.	148,264
116,416	Telstra Corp. Ltd.	315,951
13,233	Transurban Group	123,012
6,675	Treasury Wine Estates Ltd.	80,126
12,886	Wesfarmers Ltd.	412,749
13,161	WorleyParsons Ltd.*	141,554

		7,179,876

	Austria — 0.3%
5,206	OMV AG	312,430

	Belgium — 0.7%
951	Ageas	46,119
3,039	Colruyt SA	155,428
1,617	Groupe Bruxelles Lambert SA	173,677
6,286	Proximus SADP	208,736
900	Solvay SA	133,702
532	UCB SA	38,727

		756,389

SHARES	INVESTMENTS	VALUE($)

	Bermuda — 0.3%
1,884	RenaissanceRe Holdings Ltd.	260,670

	Canada — 3.6%
1,618	Agrium, Inc.	176,148
3,771	ARC Resources Ltd.	45,979
5,669	BCE, Inc.	261,764
2,025	Canadian Tire Corp. Ltd., Class A	248,475
5,577	Fortis, Inc.	205,382
11,452	Husky Energy, Inc.*	148,421
5,308	Hydro One Ltd. (a)	93,850
6,086	Imperial Oil Ltd.	197,331
10,030	Inter Pipeline Ltd.	204,005
2,905	Loblaw Cos. Ltd.	149,922
7,759	Metro, Inc.	244,239
6,292	RioCan REIT	119,344
5,866	Rogers Communications, Inc., Class B	304,372
9,159	Shaw Communications, Inc., Class B	209,150
4,189	Suncor Energy, Inc.	142,220
7,306	Teck Resources Ltd., Class B	149,280
7,105	TELUS Corp.	257,302
4,875	Thomson Reuters Corp.	227,936
2,172	Tourmaline Oil Corp.*	39,750
6,104	TransCanada Corp.	289,799

		3,714,669

	Chile — 0.0% (b)
579	Antofagasta plc	7,338

	China — 0.4%
228,700	Semiconductor Manufacturing International Corp.*	350,925
288,000	Xinyi Solar Holdings Ltd.	99,742

		450,667

	Denmark — 0.7%
1,392	Carlsberg A/S, Class B	159,024
2,774	Chr Hansen Holding A/S	242,752
1,527	H Lundbeck A/S	90,777
1,248	Orsted A/S (a)	69,934
34,344	TDC A/S	203,049

		765,536

	Finland — 0.9%
2,259	Elisa OYJ	90,964
12,040	Fortum OYJ	255,542
6,302	Neste OYJ	350,841
1,480	Sampo OYJ, Class A	77,448
9,778	Stora Enso OYJ, Class R	152,813

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Finland — continued
1,519	UPM-Kymmene OYJ	45,619

		973,227

	France — 4.6%
1,978	Alstom SA	80,023
1,906	Arkema SA	240,788
1,940	Atos SE	301,313
1,860	Bouygues SA	89,268
2,617	Capgemini SE	317,924
2,959	Casino Guichard Perrachon SA	168,957
807	Christian Dior SE	276,992
2,350	Danone SA	192,068
3,039	Dassault Systemes SE	322,609
1,706	Eiffage SA	178,201
6,865	Eutelsat Communications SA	171,955
2,626	Faurecia	190,898
728	Iliad SA	181,723
3,659	Lagardere SCA	120,496
12,229	Orange SA	200,894
1,140	Pernod Ricard SA	170,936
1,564	Sanofi	148,090
3,323	SCOR SE	137,949
1,756	Sodexo SA	223,403
2,650	Thales SA	276,166
3,858	TOTAL SA	215,038
3,745	Valeo SA	253,552
1,207	Vinci SA	118,259
7,117	Vivendi SA	176,728

		4,754,230

	Germany — 3.3%
930	BASF SE	101,699
1,919	Beiersdorf AG	215,869
1,833	Covestro AG (a)	176,206
7,955	Deutsche Lufthansa AG (Registered)	255,577
10,950	Deutsche Telekom AG (Registered)	198,275
5,827	Evonik Industries AG	211,963
2,326	Fraport AG Frankfurt Airport Services Worldwide	221,025
2,634	Fresenius Medical Care AG & Co. KGaA	255,029
3,419	Fresenius SE & Co. KGaA	286,226
2,225	Hannover Rueck SE	279,996
1,011	Henkel AG & Co. KGaA (Preference)	141,961
12,978	Infineon Technologies AG	358,946
2,121	Merck KGaA	227,568
2,449	SAP SE	279,829
11,357	Telefonica Deutschland Holding AG	57,931

SHARES	INVESTMENTS	VALUE($)

	Germany — continued
3,132	TUI AG	56,568
2,920	Uniper SE	82,048

		3,406,716

	Hong Kong — 4.1%
16,000	ASM Pacific Technology Ltd.	233,447
64,000	Cathay Pacific Airways Ltd.*	109,487
32,760	CK Hutchison Holdings Ltd.	416,108
26,500	CK Infrastructure Holdings Ltd.	230,738
32,000	CLP Holdings Ltd.	325,694
13,800	Hang Seng Bank Ltd.	327,101
150,647	Hong Kong & China Gas Co. Ltd.	285,570
239,700	Hutchison Port Holdings Trust	103,072
2,500	Jardine Matheson Holdings Ltd.	160,154
3,600	Jardine Strategic Holdings Ltd.	151,002
11,500	Johnson Electric Holdings Ltd.	46,398
44,000	Link REIT	369,922
51,500	MTR Corp. Ltd.	298,571
139,000	New World Development Co. Ltd.	207,238
238,000	PCCW Ltd.	131,225
38,000	Power Assets Holdings Ltd.	329,426
19,500	Swire Pacific Ltd., Class A	192,700
125,000	WH Group Ltd. (a)	126,673
162,000	Xinyi Glass Holdings Ltd.	156,982

		4,201,508

	Ireland — 0.1%
566	Ryanair Holdings plc, ADR*	63,454

	Israel — 0.3%
2,656	Check Point Software Technologies Ltd.*	312,638

	Italy — 0.8%
2,196	Buzzi Unicem SpA	61,136
30,886	Italgas SpA	180,427
42,538	Parmalat SpA	161,039
3,718	Recordati SpA	172,847
39,904	Terna Rete Elettrica Nazionale SpA	240,778

		816,227

	Japan — 23.0%
2,800	Aisin Seiki Co. Ltd.	145,047
8,200	ANA Holdings, Inc.	315,167
7,400	Aozora Bank Ltd.	289,649
12,700	Brother Industries Ltd.	309,030
9,300	Canon, Inc.	349,374
5,300	Capcom Co. Ltd.	134,845
1,600	Central Japan Railway Co.	290,635
16,500	Chubu Electric Power Co., Inc.	212,792

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	45

JPMorgan Diversified Return Global Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Japan — continued
15,700	Chugoku Electric Power Co., Inc. (The)	175,057
4,200	COMSYS Holdings Corp.	106,363
9,300	Cosmo Energy Holdings Co. Ltd.	213,639
8,600	Credit Saison Co. Ltd.	173,164
6,800	Dai Nippon Printing Co. Ltd.	162,996
13,200	Daiichi Sankyo Co. Ltd.	303,187
1,500	Daito Trust Construction Co. Ltd.	262,252
5,100	DIC Corp.	189,311
2,800	Dowa Holdings Co. Ltd.	117,880
4,100	Ebara Corp.	147,546
8,300	Electric Power Development Co. Ltd.	209,169
38,000	Fuji Electric Co. Ltd.	275,315
8,000	FUJIFILM Holdings Corp.	327,262
32,700	Fujikura Ltd.	285,397
19,000	Fujitsu Ltd.	148,057
7,600	Gree, Inc.	51,593
5,200	Hankyu Hanshin Holdings, Inc.	202,734
2,300	Hikari Tsushin, Inc.	297,760
2,200	Hitachi Chemical Co. Ltd.	62,735
5,000	Hitachi High-Technologies Corp.	209,244
4,500	Hitachi Kokusai Electric, Inc.	124,655
10,500	Hokkaido Electric Power Co., Inc.*	82,744
12,300	Hokuriku Electric Power Co.	108,684
9,300	Idemitsu Kosan Co. Ltd.	271,837
27,200	Inpex Corp.	291,236
19,400	ITOCHU Corp.	339,823
7,300	Japan Airlines Co. Ltd.	249,859
5,300	Japan Petroleum Exploration Co. Ltd.	109,367
64,400	JXTG Holdings, Inc.	332,549
23,000	Kaneka Corp.	189,932
19,400	Kansai Electric Power Co., Inc. (The)	265,666
8,000	Kawasaki Kisen Kaisha Ltd.*	208,886
12,500	KDDI Corp.	333,033
7,100	Keisei Electric Railway Co. Ltd.	214,473
3,800	Konami Holdings Corp.	185,080
15,800	Kuraray Co. Ltd.	311,174
500	Kyowa Hakko Kirin Co. Ltd.	9,229
17,000	Kyushu Electric Power Co., Inc.	193,904
800	Lawson, Inc.	52,239
46,400	Marubeni Corp.	311,114
3,500	Mitsubishi Gas Chemical Co., Inc.	85,619
12,200	Mitsubishi Tanabe Pharma Corp.	268,514
195,000	Mizuho Financial Group, Inc.	354,292
2,900	Mochida Pharmaceutical Co. Ltd.	212,307
11,000	NH Foods Ltd.	316,415
2,800	Nihon M&A Center, Inc.	134,049

SHARES	INVESTMENTS	VALUE($)

	Japan — continued
8,900	Nikon Corp.	169,020
1,100	Nippon Express Co. Ltd.	69,798
12,400	Nippon Kayaku Co. Ltd.	196,870
10,000	Nippon Paper Industries Co. Ltd.	198,944
2,900	Nippon Shokubai Co. Ltd.	218,750
6,600	Nippon Telegraph & Telephone Corp.	319,094
16,000	Nipro Corp.	233,265
23,200	Nissan Motor Co. Ltd.	225,629
6,900	Nisshin Steel Co. Ltd.	100,279
2,900	Nissin Foods Holdings Co. Ltd.	182,604
10,700	Nomura Real Estate Holdings, Inc.	235,513
4,000	Nomura Research Institute Ltd.	169,580
27,800	NTT Data Corp.	323,780
13,900	NTT DOCOMO, Inc.	336,641
7,000	Oji Holdings Corp.	41,027
13,800	Osaka Gas Co. Ltd.	267,293
3,400	Otsuka Corp.	231,773
4,700	Otsuka Holdings Co. Ltd.	196,341
26,100	Resona Holdings, Inc.	141,079
4,000	Sankyo Co. Ltd.	129,110
2,800	Sawai Pharmaceutical Co. Ltd.	158,817
10,000	SBI Holdings, Inc.	157,817
3,500	SCREEN Holdings Co. Ltd.	274,325
3,600	SCSK Corp.	155,246
4,900	Sega Sammy Holdings, Inc.	68,979
14,100	Sekisui Chemical Co. Ltd.	284,599
17,300	Sekisui House Ltd.	323,484
7,000	Seven Bank Ltd.	25,888
1,900	Shimamura Co. Ltd.	211,676
8,600	Shimizu Corp.	101,225
5,500	Showa Denko KK	184,288
24,000	Showa Shell Sekiyu KK	283,134
6,700	Skylark Co. Ltd.	100,213
4,500	SoftBank Group Corp.	398,800
88,900	Sojitz Corp.	268,302
7,400	Square Enix Holdings Co. Ltd.	298,409
11,300	Sumitomo Dainippon Pharma Co. Ltd.	161,277
46,000	Sumitomo Osaka Cement Co. Ltd.	210,669
4,800	Suzuken Co. Ltd.	173,030
3,400	Taisei Corp.	188,384
1,700	Taisho Pharmaceutical Holdings Co. Ltd.	129,466
16,000	Takashimaya Co. Ltd.	147,214
3,700	Takeda Pharmaceutical Co. Ltd.	208,624
8,300	Teijin Ltd.	175,672
5,200	Terumo Corp.	216,686
19,100	Tohoku Electric Power Co., Inc.	250,570

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Japan — continued
10,700	Tokyo Broadcasting System Holdings, Inc.	217,878
21,200	Tokyo Electric Power Co. Holdings, Inc.*	87,018
10,000	Tokyo Gas Co. Ltd.	249,456
7,100	Tokyo Tatemono Co. Ltd.	99,601
8,400	Tokyu Corp.	127,067
18,800	Tokyu Fudosan Holdings Corp.	123,255
24,000	Toppan Printing Co. Ltd.	244,169
2,900	Tosoh Corp.	62,584
6,600	Toyo Suisan Kaisha Ltd.	253,902
4,000	Toyota Industries Corp.	246,206
7,400	Toyota Motor Corp.	458,993
7,000	Tsumura & Co.	260,165
10,000	Ube Industries Ltd.	307,201
38,500	Yamada Denki Co. Ltd.	204,789
8,500	Yokohama Rubber Co. Ltd. (The)	191,098

		23,800,446

	Netherlands — 1.4%
867	Boskalis Westminster	30,992
1,595	Gemalto NV	63,123
1,802	Heineken Holding NV	167,266
2,106	Koninklijke DSM NV	179,679
45,857	Koninklijke KPN NV	157,788
5,273	Koninklijke Philips NV	214,890
4,252	NN Group NV	178,063
3,150	Royal Dutch Shell plc, Class A	99,161
6,381	Wolters Kluwer NV	312,750

		1,403,712

	New Zealand — 0.3%
23,196	Contact Energy Ltd.	91,293
97,690	Spark New Zealand Ltd.	246,132

		337,425

	Norway — 0.9%
14,927	Marine Harvest ASA*	291,486
19,909	Orkla ASA	195,012
11,674	Telenor ASA	247,883
4,846	Yara International ASA	230,150

		964,531

	Portugal — 0.4%
57,009	EDP — Energias de Portugal SA	203,307
11,300	Galp Energia SGPS SA	210,090

		413,397

	Singapore — 2.0%
119,600	CapitaLand Mall Trust, REIT	177,303
95,000	ComfortDelGro Corp. Ltd.	140,834

SHARES	INVESTMENTS	VALUE($)

	Singapore — continued
400,100	Golden Agri-Resources Ltd.	115,962
57,300	Keppel Corp. Ltd.	315,395
67,700	Sembcorp Industries Ltd.	163,966
20,600	Singapore Airlines Ltd.	155,249
72,700	Singapore Press Holdings Ltd.	143,967
136,200	Singapore Telecommunications Ltd.	374,818
15,400	Venture Corp. Ltd.	220,138
105,500	Wilmar International Ltd.	262,532

		2,070,164

	South Africa — 0.2%
7,087	Mondi plc	171,394

	South Korea — 10.2%
1,906	Celltrion, Inc.*	294,647
543	CJ CheilJedang Corp.	177,684
487	E-MART, Inc.	97,487
3,508	GS Holdings Corp.	207,710
4,411	Hankook Tire Co. Ltd.	212,900
518	Hanmi Pharm Co. Ltd.*	214,448
2,136	Hanmi Science Co. Ltd.*	175,092
4,921	Hanon Systems	57,243
9,826	Hanwha Chemical Corp.	267,664
4,873	Hanwha Techwin Co. Ltd.*	167,033
1,002	Hyosung Corp.	120,422
370	Hyundai Construction Equipment Co. Ltd.*	123,756
340	Hyundai Electric & Energy System Co. Ltd.*	71,667
3,943	Hyundai Engineering & Construction Co. Ltd.	133,388
780	Hyundai Heavy Industries Co. Ltd.*	109,096
970	Hyundai Mobis Co. Ltd.	230,736
182	Hyundai Robotics Co. Ltd.*	73,445
4,469	Hyundai Steel Co.	229,685
13,368	Industrial Bank of Korea	183,159
2,855	Kakao Corp.	367,305
9,418	Kia Motors Corp.	298,104
8,763	Korea Electric Power Corp.	307,227
3,926	Korea Gas Corp.*	143,387
267	Korea Zinc Co. Ltd.	122,133
3,959	Korean Air Lines Co. Ltd.*	112,073
3,122	KT&G Corp.	295,383
1,888	LG Corp.	145,168
11,500	LG Display Co. Ltd.	300,847
3,414	LG Electronics, Inc.	277,922
20,871	LG Uplus Corp.	239,654
897	Lotte Chemical Corp.	296,279
372	Lotte Corp.	24,766
1,473	LOTTE Fine Chemical Co. Ltd.	52,987

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	47

JPMorgan Diversified Return Global Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	South Korea — continued
290	Lotte Shopping Co. Ltd.	58,330
518	NAVER Corp.	414,023
1,224	POSCO	356,778
1,079	Samsung Biologics Co. Ltd.* (a)	370,182
249	Samsung Electronics Co. Ltd.	613,811
550	Samsung SDI Co. Ltd.	101,337
974	Samsung SDS Co. Ltd.	180,351
535	Shinsegae, Inc.	109,354
1,260	SK Holdings Co. Ltd.	326,050
6,815	SK Hynix, Inc.	502,488
2,003	SK Innovation Co. Ltd.	367,432
1,411	SK Telecom Co. Ltd.	333,109
3,246	SKC Co. Ltd.	115,318
2,830	S-Oil Corp.	325,364
17,454	Woori Bank	255,425

		10,559,849

	Spain — 1.7%
1,058	Acciona SA	87,607
2,095	Acerinox SA	30,099
478	ACS Actividades de Construccion y Servicios SA	18,842
1,292	Aena SME SA (a)	237,048
7,521	Enagas SA	216,633
9,063	Endesa SA	207,436
9,494	Gas Natural SDG SA	203,148
8,800	Grifols SA	275,395
28,398	Iberdrola SA	229,485
2,978	Red Electrica Corp. SA	65,941
12,568	Repsol SA	235,517

		1,807,151

	Sweden — 2.6%
1,935	Autoliv, Inc.	241,604
8,555	Boliden AB	299,355
644	Essity AB, Class B*	19,249
5,729	Getinge AB, Class B	112,768
4,864	Hexagon AB, Class B	249,402
4,648	Investor AB, Class B	230,293
4,938	Lundin Petroleum AB*	116,167
15,355	Securitas AB, Class B	269,418
10,655	Skanska AB, Class B	233,649
3,823	Svenska Cellulosa AB SCA, Class B	35,898
5,793	Swedish Match AB	218,228
22,558	Tele2 AB, Class B	286,932
45,879	Telia Co. AB	212,349

SHARES	INVESTMENTS	VALUE($)

	Sweden — continued
8,983	Trelleborg AB, Class B	222,452

		2,747,764

	Switzerland — 1.7%
1,459	Baloise Holding AG (Registered)	230,022
9,792	Clariant AG (Registered)*	246,366
375	Kuehne + Nagel International AG (Registered)	65,518
1,443	Logitech International SA (Registered)	51,601
130	Lonza Group AG (Registered)*	34,536
2,177	Novartis AG (Registered)	179,557
1,432	Sonova Holding AG (Registered)	258,522
6,944	STMicroelectronics NV	163,561
113	Straumann Holding AG (Registered)	78,897
589	Swiss Life Holding AG (Registered)*	204,718
1,000	Swiss Prime Site AG (Registered)*	85,351
421	Swisscom AG (Registered)	212,699

		1,811,348

	United Kingdom — 2.4%
33,284	BP plc	225,754
5,341	Bunzl plc	166,375
2,416	easyJet plc	42,968
10,705	Hammerson plc, REIT	74,520
12,139	Inmarsat plc	100,129
16,590	International Consolidated Airlines Group SA	140,117
365	Johnson Matthey plc	16,387
25,275	Kingfisher plc	105,084
8,397	Land Securities Group plc, REIT	107,849
1,933	Micro Focus International plc	67,896
9,473	RELX NV	213,870
15,758	Royal Mail plc	78,358
22,544	Sage Group plc (The)	223,154
6,395	Severn Trent plc	179,312
12,347	Smith & Nephew plc	232,884
14,769	Tate & Lyle plc	126,870
15,745	United Utilities Group plc	174,196
12,723	William Hill plc	43,659
62,864	Wm Morrison Supermarkets plc	187,191

		2,506,573

	United States — 25.1%
7,436	AGNC Investment Corp., REIT	149,687
2,243	Alaska Air Group, Inc.	148,105
1,990	Albemarle Corp.	280,371
5,974	Alcoa Corp.*	285,438
395	Alleghany Corp.*	223,657

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	United States — continued
7,100	Alliant Energy Corp.	307,146
2,454	Allstate Corp. (The)	230,332
4,487	Amdocs Ltd.	292,104
4,184	Ameren Corp.	259,366
98	American Water Works Co., Inc.	8,600
1,731	Andeavor	183,901
15,031	Annaly Capital Management, Inc., REIT	172,255
1,562	ANSYS, Inc.*	213,541
4,835	Antero Resources Corp.*	93,799
1,566	Anthem, Inc.	327,623
1,583	Arrow Electronics, Inc.*	132,323
3,008	Ashland Global Holdings, Inc.	204,484
904	Assurant, Inc.	90,988
9,389	AT&T, Inc.	315,940
3,656	AutoNation, Inc.*	173,294
3,141	Avery Dennison Corp.	333,480
4,161	Avnet, Inc.	165,608
4,011	Axis Capital Holdings Ltd.	218,158
1,524	Becton Dickinson and Co.	318,013
4,731	Bemis Co., Inc.	212,990
3,876	Broadridge Financial Solutions, Inc.	333,026
7,175	CA, Inc.	232,327
2,946	Carnival Corp.	195,585
1,102	Carnival plc	72,653
7,770	Cars.com, Inc.*	185,081
2,846	Celanese Corp., Series A	296,866
10,275	CenturyLink, Inc.	195,122
3,246	Chevron Corp.	376,179
5,547	Church & Dwight Co., Inc.	250,558
118	Cigna Corp.	23,272
2,771	Cincinnati Financial Corp.	194,441
2,281	Cintas Corp.	339,960
4,071	CMS Energy Corp.	196,914
2,908	CNA Financial Corp.	157,410
4,162	Commerce Bancshares, Inc.	242,062
2,614	Consolidated Edison, Inc.	224,935
1,542	Constellation Brands, Inc., Class A	337,837
932	CR Bard, Inc.	304,829
3,216	Darden Restaurants, Inc.	264,580
1,032	DaVita, Inc.*	62,684
4,013	DENTSPLY SIRONA, Inc.	245,074
2,837	Dr Pepper Snapple Group, Inc.	243,017
4,252	DST Systems, Inc.	249,252
2,685	DTE Energy Co.	296,585
2,748	Eastman Chemical Co.	249,546
1,697	Edgewell Personal Care Co.*	110,186

SHARES	INVESTMENTS	VALUE($)

	United States — continued
1,151	Everest Re Group Ltd.	273,305
4,860	Eversource Energy	304,430
3,280	Fidelity National Information Services, Inc.	304,253
3,791	Flex Ltd.*	67,480
3,667	Foot Locker, Inc.	110,303
4,456	Garmin Ltd.	252,254
9,372	Gentex Corp.	181,911
1,805	Genuine Parts Co.	159,255
2,471	Harris Corp.	344,260
2,807	Hasbro, Inc.	259,900
853	Helmerich & Payne, Inc.	46,326
3,098	Henry Schein, Inc.*	243,503
4,988	HollyFrontier Corp.	184,307
6,048	Hormel Foods Corp.	188,456
1,492	Ingredion, Inc.	187,022
9,584	Intel Corp.	435,976
1,328	InterActiveCorp*	171,378
1,053	International Flavors & Fragrances, Inc.	155,233
4,536	Interpublic Group of Cos., Inc. (The)	87,318
4,489	Jabil, Inc.	126,949
1,937	JM Smucker Co. (The)	205,419
2,828	Johnson & Johnson	394,252
1,665	L3 Technologies, Inc.	311,655
1,960	Laboratory Corp. of America Holdings*	301,272
1,308	Lam Research Corp.	272,810
5,134	Leggett & Platt, Inc.	242,633
7,968	Leucadia National Corp.	201,590
4,190	Level 3 Communications, Inc.*	224,710
1,968	McCormick & Co., Inc. (Non-Voting)	195,875
6,896	MDU Resources Group, Inc.	188,606
2,689	Molson Coors Brewing Co., Class B	217,459
2,819	Murphy Oil Corp.	75,408
4,852	NiSource, Inc.	127,947
1,106	Northrop Grumman Corp.	326,856
116	NVR, Inc.*	380,639
5,252	Old Republic International Corp.	106,563
4,408	Patterson Cos., Inc.	163,096
2,990	PG&E Corp.	172,732
3,402	Pinnacle West Capital Corp.	298,389
1,813	Public Service Enterprise Group, Inc.	89,200
7,739	PulteGroup, Inc.	233,950
1,798	Quest Diagnostics, Inc.	168,616
1,719	Raytheon Co.	309,764
4,626	Republic Services, Inc.	301,014
3,721	SCANA Corp.	160,524
2,501	Scripps Networks Interactive, Inc., Class A	208,283

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	49

JPMorgan Diversified Return Global Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	United States — continued
4,847	Southwest Airlines Co.	261,059
31,790	Sprint Corp.*	207,907
3,799	Synopsys, Inc.*	328,690
7,208	TEGNA, Inc.	88,154
4,462	T-Mobile US, Inc.*	266,694
3,621	Torchmark Corp.	304,635
2,671	Tyson Foods, Inc., Class A	194,743
2,846	United Continental Holdings, Inc.*	166,434
1,937	Universal Health Services, Inc., Class B	198,930
1,682	Valero Energy Corp.	132,693
7,144	Verizon Communications, Inc.	341,983
1,586	VMware, Inc., Class A*	189,828
2,194	Wal-Mart Stores, Inc.	191,558
1,085	Walt Disney Co. (The)	106,124
1,444	Waters Corp.*	283,096
3,849	Westlake Chemical Corp.	326,819
3,978	WR Berkley Corp.	272,811
2,913	Wyndham Worldwide Corp.	311,254
6,138	Xcel Energy, Inc.	303,954
4,026	Xylem, Inc.	267,850
830	Zimmer Biomet Holdings, Inc.	100,945

		26,030,426

	Total Common Stocks (Cost $88,599,653)	102,599,755

NO. OF RIGHTS
Rights — 0.0% (b)
	South Korea — 0.0% (b)
31	Hyundai Construction Equipment Co. Ltd., expiring 11/7/2017*	2,773
26	Hyundai Electric & Energy System Co. Ltd., expiring 12/10/2017*	1,164

	Total Rights (cost $—)	3,937

SHARES
Investment Company — 0.5%
516,620	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (c)(d) (Cost $516,620)	516,620

	Total Investments — 99.4% (Cost $89,116,273)	103,120,312
	Other Assets Less Liabilities — 0.6%	574,758

	Net Assets — 100.0%	$103,695,070

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	6.8%
Chemicals	6.3
Electric Utilities	5.5
Diversified Telecommunication Services	5.1
Pharmaceuticals	3.4
Insurance	3.4
Food Products	3.3
IT Services	3.0
Health Care Providers & Services	2.8
Software	2.8
Health Care Equipment & Supplies	2.8
Semiconductors & Semiconductor Equipment	2.7
Wireless Telecommunication Services	2.4
Airlines	2.3
Household Durables	2.1
Auto Components	2.0
Hotels, Restaurants & Leisure	1.9
Multi-Utilities	1.8
Equity Real Estate Investment Trusts (REITs)	1.8
Banks	1.8
Metals & Mining	1.6
Industrial Conglomerates	1.6
Food & Staples Retailing	1.6
Technology Hardware, Storage & Peripherals	1.6
Electronic Equipment, Instruments & Components	1.5
Road & Rail	1.5
Media	1.5
Gas Utilities	1.5
Aerospace & Defense	1.3
Beverages	1.3
Construction & Engineering	1.3
Commercial Services & Supplies	1.3
Real Estate Management & Development	1.2
Internet Software & Services	1.2
Specialty Retail	1.1
Trading Companies & Distributors	1.1
Biotechnology	1.0
Automobiles	1.0
Others (each less than 1.0%)	11.3
Short-Term Investment	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

*	— Non-income producing security.
(a)

—  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)	— Represents less than 0.05% of net assets.
(c)	— Affiliated company as defined under the Investment Company Act of 1940.
(d)	— The rate shown was the current yield as of October 31, 2017.

Abbreviations

ADR	— American Depositary Receipt
OYJ	— Public Limited Company
Preference	— A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	— Real Estate Investment Trust
SCA	— Limited partnership with share capital

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	51

JPMorgan Diversified Return International Currency Hedged ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Exchange Traded Funds — 99.7%
	United States
811,196	JPMorgan Diversified Return International Equity Fund (a)	48,144,483

	Total Investments — 99.7% (Cost $41,516,202)	48,144,483
	Other Assets Less Liabilities —0.3%	129,984

	Net Assets —100.0%	$48,274,467

Percentages indicated are based on net assets.

(a)	— Affiliated company as defined under the Investment Company Act of 1940.

Forward foreign currency exchange contracts outstanding as of October 31, 2017:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	70,497	USD	81,967	Royal Bank of Canada	11/03/2017	155
GBP	7,017,965	USD	9,319,408	National Australia Bank Ltd.	11/03/2017	1,762
GBP	295,057	USD	388,321	Royal Bank of Canada	11/03/2017	3,570
HKD	186,585	USD	23,908	HSBC Bank, NA	11/03/2017	9
HKD	19,537,765	USD	2,504,219	Morgan Stanley	11/03/2017	164
KRW	250,904,364	USD	220,161	Goldman Sachs International**	11/03/2017	3,856
NOK	4,648,549	USD	567,969	Citibank, NA	11/03/2017	1,161
SEK	11,768,988	USD	1,405,635	Goldman Sachs International	11/03/2017	253
SGD	112,548	USD	82,470	HSBC Bank, NA	11/03/2017	98
USD	3,200,618	AUD	4,081,369	Australia & New Zealand Banking Group Ltd.	11/03/2017	76,971
USD	105,716	AUD	135,660	Goldman Sachs International	11/03/2017	1,890
USD	799,547	CHF	772,198	Australia & New Zealand Banking Group Ltd.	11/03/2017	25,482
USD	12,296	CHF	11,875	Goldman Sachs International	11/03/2017	392
USD	34,083	CHF	33,116	Royal Bank of Canada	11/03/2017	887
USD	533,910	DKK	3,355,102	Royal Bank of Canada	11/03/2017	8,682
USD	499,716	EUR	421,270	Goldman Sachs International	11/03/2017	8,974
USD	8,342,613	EUR	7,045,447	Royal Bank of Canada	11/03/2017	135,302
USD	9,748,682	GBP	7,260,647	Royal Bank of Canada	11/03/2017	105,185
USD	30,607	NOK	243,553	Merrill Lynch International	11/03/2017	788
USD	553,655	NOK	4,404,996	Royal Bank of Canada	11/03/2017	14,343
USD	271,552	NZD	375,747	Australia & New Zealand Banking Group Ltd.	11/03/2017	14,434
USD	45,204	SEK	368,334	Goldman Sachs International	11/03/2017	1,204
USD	1,400,179	SEK	11,400,653	Royal Bank of Canada	11/03/2017	38,291
USD	1,221,371	SGD	1,658,249	Australia & New Zealand Banking Group Ltd.	11/03/2017	4,842
USD	38,714	SGD	52,397	Royal Bank of Canada	11/03/2017	274
USD	372,861	JPY	41,857,608	Goldman Sachs International	11/06/2017	4,677
USD	479,193	JPY	53,852,649	National Australia Bank Ltd.	11/06/2017	5,499
USD	11,119,748	JPY	1,249,603,865	Royal Bank of Canada	11/06/2017	128,098
EUR	41,336	USD	48,234	Citibank, NA	12/05/2017	6
USD	191,464	AUD	249,767	Morgan Stanley	12/05/2017	371
USD	3,005,949	AUD	3,921,778	National Australia Bank Ltd.	12/05/2017	5,469
USD	27,872	AUD	36,397	Royal Bank of Canada	12/05/2017	25
USD	19,225	CHF	19,136	HSBC Bank, NA	12/05/2017	—	(a)
USD	821,727	CHF	817,189	State Street Corp.	12/05/2017	755
USD	72,238	EUR	61,887	Goldman Sachs International	12/05/2017	15
USD	23,227	HKD	181,118	Merrill Lynch International	12/05/2017	—	(a)
USD	508,298	JPY	57,688,655	Citibank, NA	12/05/2017	180
USD	11,794,823	JPY	1,338,342,109	National Australia Bank Ltd.	12/05/2017	6,792

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	105,474	JPY	11,974,306	Royal Bank of Canada	12/05/2017	5
USD	5,281,242	KRW	5,898,748,078	Merrill Lynch International**	12/05/2017	4,777
USD	257,208	NZD	375,747	National Australia Bank Ltd.	12/05/2017	247
USD	1,132,098	SGD	1,541,983	HSBC Bank, NA	12/05/2017	571
USD	102,487	SGD	139,604	State Street Corp.	12/05/2017	44

Total unrealized appreciation						606,500

AUD	4,189,123	USD	3,212,140	National Australia Bank Ltd.	11/03/2017	(6,025)
AUD	27,906	USD	21,881	Royal Bank of Canada	11/03/2017	(524)
CHF	817,189	USD	820,065	State Street Corp.	11/03/2017	(900)
DKK	3,355,102	USD	525,283	Citibank, NA	11/03/2017	(55)
EUR	7,396,220	USD	8,616,818	National Australia Bank Ltd.	11/03/2017	(888)
GBP	177,641	USD	238,514	National Australia Bank Ltd.	11/03/2017	(2,573)
KRW	5,418,421,914	USD	4,851,000	Merrill Lynch International**	11/03/2017	(13,217)
NZD	375,747	USD	257,366	National Australia Bank Ltd.	11/03/2017	(247)
SGD	1,541,983	USD	1,131,812	HSBC Bank, NA	11/03/2017	(579)
SGD	56,115	USD	41,332	National Australia Bank Ltd.	11/03/2017	(165)
USD	304,501	GBP	230,017	Royal Bank of Canada	11/03/2017	(1,004)
USD	2,422,073	HKD	18,905,304	Australia & New Zealand Banking Group Ltd.	11/03/2017	(1,239)
USD	104,962	HKD	819,046	HSBC Bank, NA	11/03/2017	(25)
USD	111,692	KRW	125,636,802	Citibank, NA**	11/03/2017	(481)
USD	4,845,538	KRW	5,543,689,476	Goldman Sachs International**	11/03/2017	(104,090)
JPY	1,338,342,109	USD	11,780,745	National Australia Bank Ltd.	11/06/2017	(8,545)
JPY	6,972,013	USD	61,343	Royal Bank of Canada	11/06/2017	(17)
USD	564,674	DKK	3,600,269	Citibank, NA	12/05/2017	(20)
USD	8,631,107	EUR	7,396,220	National Australia Bank Ltd.	12/05/2017	(359)
USD	9,327,542	GBP	7,017,965	National Australia Bank Ltd.	12/05/2017	(2,554)
USD	145,287	GBP	109,308	Royal Bank of Canada	12/05/2017	(32)
USD	160,595	HKD	1,252,344	Goldman Sachs International	12/05/2017	(8)
USD	2,505,404	HKD	19,537,765	Morgan Stanley	12/05/2017	(156)
USD	47,639	KRW	53,283,638	Goldman Sachs International**	12/05/2017	(23)
USD	568,375	NOK	4,648,549	Citibank, NA	12/05/2017	(1,207)
USD	28,838	NOK	235,853	Royal Bank of Canada	12/05/2017	(61)
USD	1,408,034	SEK	11,768,988	Goldman Sachs International	12/05/2017	(496)
USD	65,254	SEK	545,372	Royal Bank of Canada	12/05/2017	(17)

Total unrealized depreciation						(145,507)

Net unrealized appreciation						460,993

**	— Non-deliverable forward.
(a)	— Amounts rounds to less than 1.

Abbreviations

AUD	— Australian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound

HKD	— Hong Kong Dollar
JPY	— Japanese Yen
KRW	— South Korean Won
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	53

JPMorgan Diversified Return International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — 97.8%
	Australia — 6.7%
236,648	AGL Energy Ltd.	4,581,834
204,022	Ansell Ltd.	3,755,452
368,156	APA Group	2,416,089
157,579	Bendigo & Adelaide Bank Ltd.	1,374,438
134,674	Boral Ltd.	739,002
36,027	Cochlear Ltd.	4,852,995
75,352	Computershare Ltd.	900,799
68,107	Crown Resorts Ltd.	605,617
51,660	CSL Ltd.	5,499,779
638,189	CSR Ltd.	2,321,300
577,785	Dexus, REIT	4,326,450
480,824	Downer EDI Ltd.	2,580,051
1,025,599	GPT Group (The), REIT	4,004,781
527,133	Harvey Norman Holdings Ltd.	1,526,931
1,551,353	Healthscope Ltd.	2,330,344
448,611	Incitec Pivot Ltd.	1,315,884
469,099	Metcash Ltd.	969,065
579,270	Mirvac Group, REIT	1,070,693
807,194	Origin Energy Ltd.*	4,916,207
758,324	Qantas Airways Ltd.	3,579,010
76,264	Ramsay Health Care Ltd.	3,910,030
237,895	Sonic Healthcare Ltd.	3,973,261
168,486	Star Entertainment Grp Ltd. (The)	742,956
899,592	Tabcorp Holdings Ltd.	3,095,265
1,005,026	Tatts Group Ltd.	3,212,714
519,756	TPG Telecom Ltd.	2,151,286
88,942	Transurban Group	826,789
1,703,117	Vicinity Centres, REIT	3,461,797
25,973	Wesfarmers Ltd.	831,937
83,135	Woodside Petroleum Ltd.	1,959,743

		77,832,499

	Austria — 0.8%
77,235	OMV AG	4,635,138
71,873	voestalpine AG	3,951,459

		8,586,597

	Belgium — 1.0%
59,369	Colruyt SA	3,036,390
21,620	Groupe Bruxelles Lambert SA	2,322,134
105,229	Proximus SADP	3,494,280
60,577	Umicore SA	2,707,198

		11,560,002

	Chile — 0.4%
369,721	Antofagasta plc	4,685,702

SHARES	INVESTMENTS	VALUE($)

	China — 0.6%
2,800,000	FIH Mobile Ltd.	879,246
3,515,800	Semiconductor Manufacturing International Corp.*	5,394,760
2,608,400	Xinyi Solar Holdings Ltd.	903,364

		7,177,370

	Denmark — 1.2%
47,123	Chr Hansen Holding A/S	4,123,728
5,019	DSV A/S	388,099
39,455	H Lundbeck A/S	2,345,515
7,980	ISS A/S	337,939
522,642	TDC A/S	3,089,965
117,160	William Demant Holding A/S*	3,381,144

		13,666,390

	Finland — 1.6%
77,412	Elisa OYJ	3,117,162
106,152	Fortum OYJ	2,253,018
62,242	Kesko OYJ, Class B	3,178,618
96,934	Neste OYJ	5,396,446
22,346	Nokian Renkaat OYJ	1,024,501
60,679	Orion OYJ, Class B	2,486,923
50,623	UPM-Kymmene OYJ	1,520,324

		18,976,992

	France — 5.0%
25,397	Arkema SA	3,208,440
29,005	Atos SE	4,504,936
38,392	Capgemini SE	4,664,018
21,112	Casino Guichard Perrachon SA	1,205,485
14,507	Christian Dior SE	4,979,335
34,408	Dassault Systemes SE	3,652,628
36,608	Eiffage SA	3,823,914
34,135	Eutelsat Communications SA	855,013
5,817	Gecina SA, REIT	943,887
3,832	Iliad SA	956,540
28,744	Ingenico Group SA	2,791,285
5,739	Ipsen SA	693,889
91,987	Lagardere SCA	3,029,247
5,697	Orpea	682,552
91,643	SCOR SE	3,804,416
19,605	Sodexo SA	2,494,204
39,747	Thales SA	4,142,173
66,053	TOTAL SA	3,681,671
19,160	Valeo SA	1,297,213
31,612	Vinci SA	3,097,270
130,825	Vivendi SA	3,248,621

		57,756,737

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Germany — 4.2%
37,085	Axel Springer SE	2,496,936
36,236	Beiersdorf AG	4,076,207
59,151	Deutsche Telekom AG (Registered)	1,071,067
97,017	Evonik Industries AG	3,529,083
47,386	Fraport AG Frankfurt Airport Services Worldwide	4,502,794
45,757	Fresenius Medical Care AG & Co. KGaA	4,430,284
50,390	Fresenius SE & Co. KGaA	4,218,463
32,030	Hannover Rueck SE	4,030,686
3,552	HOCHTIEF AG	627,439
178,980	Infineon Technologies AG	4,950,239
15,607	Innogy SE (a)	725,819
32,447	Merck KGaA	3,481,334
13,438	OSRAM Licht AG	1,028,945
33,891	SAP SE	3,872,475
40,131	Suedzucker AG	795,272
439,147	Telefonica Deutschland Holding AG	2,240,029
43,016	TUI AG	776,918
65,395	Uniper SE	1,837,508

		48,691,498

	Hong Kong — 5.4%
234,400	ASM Pacific Technology Ltd.	3,420,004
1,110,000	Cathay Pacific Airways Ltd.*	1,898,916
413,542	CK Hutchison Holdings Ltd.	5,252,693
438,000	CK Infrastructure Holdings Ltd.	3,813,699
468,000	CLP Holdings Ltd.	4,763,274
726,000	First Pacific Co. Ltd.	552,778
2,394,061	Hong Kong & China Gas Co. Ltd.	4,538,241
3,413,300	Hutchison Port Holdings Trust	1,467,736
73,940	I-CABLE Communications Ltd.*	2,316
18,500	Jardine Matheson Holdings Ltd.	1,185,139
48,600	Jardine Strategic Holdings Ltd.	2,038,533
563,500	Link REIT	4,737,518
389,000	Melco International Development Ltd.	1,066,120
761,500	MTR Corp. Ltd.	4,414,785
6,257,000	PCCW Ltd.	3,449,881
479,000	Power Assets Holdings Ltd.	4,152,507
322,000	Swire Pacific Ltd., Class A	3,182,028
806,000	Techtronic Industries Co. Ltd.	4,731,394
314,000	Wheelock & Co. Ltd.	2,187,465
2,232,000	Xinyi Glass Holdings Ltd.	2,162,860
1,001,500	Yue Yuen Industrial Holdings Ltd.	3,836,244

		62,854,131

	Ireland — 0.1%
6,320	Ryanair Holdings plc, ADR*	708,535

SHARES	INVESTMENTS	VALUE($)

	Italy — 1.2%
546,669	Davide Campari-Milano SpA	4,377,047
111,759	Italgas SpA	652,865
862,979	Parmalat SpA	3,267,033
35,979	Recordati SpA	1,672,634
712,425	Terna Rete Elettrica Nazionale SpA	4,298,717

		14,268,296

	Japan — 25.7%
166,800	Alfresa Holdings Corp.	3,187,067
96,600	ANA Holdings, Inc.	3,712,822
92,000	Aozora Bank Ltd.	3,601,045
148,300	Brother Industries Ltd.	3,608,599
109,500	Canon Marketing Japan, Inc.	2,754,382
141,700	Canon, Inc.	5,323,258
121,700	Capcom Co. Ltd.	3,096,344
20,800	Central Japan Railway Co.	3,778,252
278,700	Chubu Electric Power Co., Inc.	3,594,251
288,800	Chugoku Electric Power Co., Inc. (The)	3,220,163
176,300	COMSYS Holdings Corp.	4,464,699
47,300	Credit Saison Co. Ltd.	952,401
39,100	Denka Co. Ltd.	1,306,347
89,800	DIC Corp.	3,333,358
124,400	Electric Power Development Co. Ltd.	3,135,013
198,000	Fuji Electric Co. Ltd.	1,434,534
114,900	FUJIFILM Holdings Corp.	4,700,305
527,700	Fujikura Ltd.	4,605,623
113,100	Gree, Inc.	767,785
269,200	Gunma Bank Ltd. (The)	1,733,062
266,100	Hachijuni Bank Ltd. (The)	1,666,442
106,300	Hankyu Hanshin Holdings, Inc.	4,144,355
36,900	Hikari Tsushin, Inc.	4,777,112
15,500	Hitachi Capital Corp.	378,924
149,300	Hitachi Chemical Co. Ltd.	4,257,411
98,500	Hitachi High-Technologies Corp.	4,122,115
42,200	Hitachi Kokusai Electric, Inc.	1,168,990
124,200	Idemitsu Kosan Co. Ltd.	3,630,345
42,700	Iida Group Holdings Co. Ltd.	819,127
364,000	Inpex Corp.	3,897,418
92,500	Itochu Techno-Solutions Corp.	3,603,074
114,600	Japan Airlines Co. Ltd.	3,922,452
93,800	Japan Petroleum Exploration Co. Ltd.	1,935,589
906,100	JXTG Holdings, Inc.	4,678,920
38,500	Kagome Co. Ltd.	1,282,131
48,000	Kajima Corp.	497,832
375,000	Kaneka Corp.	3,096,724
278,600	Kansai Electric Power Co., Inc. (The)	3,815,177

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	55

JPMorgan Diversified Return International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Japan — continued
83,100	Kawasaki Kisen Kaisha Ltd.*	2,169,808
188,700	KDDI Corp.	5,027,466
2,300	Keio Corp.	100,346
27,500	Keisei Electric Railway Co. Ltd.	830,707
62,000	K’s Holdings Corp.	1,422,931
180,500	Kuraray Co. Ltd.	3,554,871
322,300	Kyushu Electric Power Co., Inc.	3,676,185
272,600	Leopalace21 Corp.	2,035,570
76,800	Lintec Corp.	2,134,414
114,200	Matsui Securities Co. Ltd.	960,349
226,100	Mebuki Financial Group, Inc.	943,268
142,000	Medipal Holdings Corp.	2,637,120
54,300	Miraca Holdings, Inc.	2,526,416
169,600	Mitsubishi Gas Chemical Co., Inc.	4,148,871
196,000	Mitsubishi Tanabe Pharma Corp.	4,313,840
171,600	Mitsubishi UFJ Lease & Finance Co. Ltd.	905,350
53,100	Mochida Pharmaceutical Co. Ltd.	3,887,408
35,200	Nagoya Railroad Co. Ltd.	790,800
150,000	NH Foods Ltd.	4,314,744
33,100	Nichirei Corp.	852,071
15,200	Nifco, Inc.	992,274
149,000	Nippo Corp.	3,111,210
35,400	Nippon Express Co. Ltd.	2,246,218
148,700	Nippon Paper Industries Co. Ltd.	2,958,293
35,800	Nippon Shokubai Co. Ltd.	2,700,425
102,300	Nippon Telegraph & Telephone Corp.	4,945,952
300,000	Nipro Corp.	4,373,715
248,500	Nisshin Seifun Group, Inc.	4,367,248
49,900	Nissin Foods Holdings Co. Ltd.	3,142,057
71,300	Nomura Real Estate Holdings, Inc.	1,569,354
76,300	Nomura Research Institute Ltd.	3,234,748
191,100	NTT DOCOMO, Inc.	4,628,205
84,300	NTT Urban Development Corp.	872,569
17,900	Oracle Corp. Japan	1,514,618
206,700	Osaka Gas Co. Ltd.	4,003,583
17,400	Otsuka Corp.	1,186,132
831,600	Resona Holdings, Inc.	4,495,075
35,700	Sankyo Co. Ltd.	1,152,310
19,500	Sapporo Holdings Ltd.	617,928
35,400	Sawai Pharmaceutical Co. Ltd.	2,007,899
85,700	SBI Holdings, Inc.	1,352,490
36,600	SCSK Corp.	1,578,332
78,500	Sega Sammy Holdings, Inc.	1,105,071
142,800	Sekisui Chemical Co. Ltd.	2,882,320
248,400	Sekisui House Ltd.	4,644,701
93,300	Shimachu Co. Ltd.	2,627,633

SHARES	INVESTMENTS	VALUE($)

	Japan — continued
27,300	Shimamura Co. Ltd.	3,041,445
6,400	Showa Denko KK	214,444
380,300	Showa Shell Sekiyu KK	4,486,493
181,400	SKY Perfect JSAT Holdings, Inc.	841,106
98,200	Skylark Co. Ltd.	1,468,790
64,000	SoftBank Group Corp.	5,671,820
1,523,900	Sojitz Corp.	4,599,159
50,400	Square Enix Holdings Co. Ltd.	2,032,406
44,800	Sumitomo Dainippon Pharma Co. Ltd.	639,398
754,000	Sumitomo Osaka Cement Co. Ltd.	3,453,136
55,800	Suzuken Co. Ltd.	2,011,471
87,800	Taisei Corp.	4,864,736
22,800	Taisho Pharmaceutical Holdings Co. Ltd.	1,736,365
86,000	Takashimaya Co. Ltd.	791,278
67,700	Tobu Railway Co. Ltd.	1,986,106
34,100	Toho Co. Ltd.	1,129,778
53,000	Toho Gas Co. Ltd.	1,481,807
245,700	Tohoku Electric Power Co., Inc.	3,223,297
98,000	Toyo Suisan Kaisha Ltd.	3,770,067
74,600	Toyota Industries Corp.	4,591,743
108,700	Tsumura & Co.	4,039,992
122,700	Ube Industries Ltd.	3,769,352
262,000	Yamada Denki Co. Ltd.	1,393,631
163,000	Yamaguchi Financial Group, Inc.	1,974,453
6,000	Yamaha Corp.	235,751
147,900	Yokohama Rubber Co. Ltd. (The)	3,325,098
98,900	Zeon Corp.	1,316,728

		297,636,193

	Jordan — 0.2%
161,112	Hikma Pharmaceuticals plc	2,490,310

	Luxembourg — 0.1%
17,236	RTL Group SA	1,280,647

	Netherlands — 1.9%
13,752	Boskalis Westminster	491,586
43,714	Heineken Holding NV	4,057,631
63,772	NN Group NV	2,670,616
319,996	Royal Dutch Shell plc, Class A	10,073,408
90,528	Wolters Kluwer NV	4,437,013

		21,730,254

	New Zealand — 0.5%
66,985	Fisher & Paykel Healthcare Corp. Ltd.	607,566
329,638	Fletcher Building Ltd.	1,662,768
1,568,899	Spark New Zealand Ltd.	3,952,868

		6,223,202

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Norway — 1.2%
208,101	Marine Harvest ASA*	4,063,676
301,342	Norsk Hydro ASA	2,331,892
240,697	Orkla ASA	2,357,672
98,308	Telenor ASA	2,087,447
74,533	Yara International ASA	3,539,774

		14,380,461

	Portugal — 0.7%
896,418	EDP — Energias de Portugal SA	3,196,825
208,461	Galp Energia SGPS SA	3,875,723
39,248	Jeronimo Martins SGPS SA	713,103

		7,785,651

	Singapore — 2.6%
649,500	Ascendas REIT	1,305,920
1,971,500	CapitaLand Mall Trust, REIT	2,922,688
905,500	ComfortDelGro Corp. Ltd.	1,342,365
9,332,800	Golden Agri-Resources Ltd.	2,704,951
764,100	Keppel Corp. Ltd.	4,205,812
912,100	Sembcorp Industries Ltd.	2,209,061
1,804,100	Singapore Telecommunications Ltd.	4,964,825
924,500	StarHub Ltd.	1,784,311
1,028,600	Suntec REIT	1,472,523
233,300	Venture Corp. Ltd.	3,334,951
1,537,900	Wilmar International Ltd.	3,826,990

		30,074,397

	South Africa — 0.6%
268,452	Mediclinic International plc	2,075,089
184,507	Mondi plc	4,462,160

		6,537,249

	South Korea — 11.1%
49,518	Celltrion Healthcare Co. Ltd.*	2,603,303
6,955	CJ CheilJedang Corp.	2,275,866
6,106	CJ Corp.	1,017,969
14,806	Daelim Industrial Co. Ltd.	1,103,482
9,933	E-MART, Inc.	1,988,380
63,555	GS Holdings Corp.	3,763,108
21,765	Hankook Tire Co. Ltd.	1,050,503
118,635	Hanwha Chemical Corp.	3,231,658
28,267	Hanwha Corp.	1,127,894
20,932	Hanwha Techwin Co. Ltd.*	717,489
18,008	Hyosung Corp.	2,164,235
20,746	Hyundai Department Store Co. Ltd.	1,694,226
38,574	Hyundai Engineering & Construction Co. Ltd.	1,304,924
7,528	Hyundai Mipo Dockyard Co. Ltd.*	730,148

SHARES	INVESTMENTS	VALUE($)

	South Korea — continued
75,311	Hyundai Steel Co.	3,870,625
217,450	Industrial Bank of Korea	2,979,340
17,042	Kakao Corp.	2,192,507
73,805	Kangwon Land, Inc.	2,262,276
2,756	KCC Corp.	960,356
104,990	Korea Electric Power Corp.	3,680,904
68,937	Korea Gas Corp.*	2,517,748
5,592	Korea Zinc Co. Ltd.	2,557,927
53,559	Korean Air Lines Co. Ltd.*	1,516,176
41,326	KT&G Corp.	3,909,989
56,733	LG Corp.	4,362,190
143,869	LG Display Co. Ltd.	3,763,698
330,932	LG Uplus Corp.	3,799,977
7,769	Lotte Chemical Corp.	2,566,096
8,354	Lotte Corp.	556,212
6,518	Lotte Shopping Co. Ltd.	1,310,013
7,117	Mando Corp.	2,077,419
3,807	NAVER Corp.	3,042,828
17,827	POSCO	5,196,315
12,402	Samsung Biologics Co. Ltd.* (a)	4,254,860
4,221	Samsung Electronics Co. Ltd.	10,405,215
2,300	Samsung SDS Co. Ltd.	425,880
10,150	Shinsegae, Inc.	2,074,664
18,660	SK Holdings Co. Ltd.	4,828,649
74,464	SK Hynix, Inc.	5,490,433
26,839	SK Innovation Co. Ltd.	4,923,370
271,263	SK Networks Co. Ltd.	1,611,812
19,670	SK Telecom Co. Ltd.	4,643,695
61,738	SKC Co. Ltd.	2,193,318
41,370	S-Oil Corp.	4,756,287
253,926	Woori Bank	3,716,005
9,244	Yuhan Corp.	1,684,300

		128,904,269

	Spain — 1.9%
12,384	Acciona SA	1,025,448
137,551	Acerinox SA	1,976,182
8,883	Corp. Financiera Alba SA	520,185
116,332	Enagas SA	3,350,798
172,208	Endesa SA	3,941,540
30,539	Ferrovial SA	663,204
156,698	Gas Natural SDG SA	3,352,951
504,392	Iberdrola SA	4,075,999
174,132	Repsol SA	3,263,132

		22,169,439

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	57

JPMorgan Diversified Return International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Sweden — 3.1%
133,243	Boliden AB	4,662,408
22,815	Essity AB, Class B*	681,928
82,618	Hexagon AB, Class B	4,236,249
33,232	ICA Gruppen AB	1,225,571
91,313	Investor AB, Class B	4,524,253
230,094	Securitas AB, Class B	4,037,214
146,078	Skanska AB, Class B	3,203,286
66,640	Svenska Cellulosa AB SCA, Class B	625,748
62,602	Swedish Match AB	2,358,278
372,166	Tele2 AB, Class B	4,733,858
720,751	Telia Co. AB	3,335,971
95,632	Trelleborg AB, Class B	2,368,200

		35,992,964

	Switzerland — 2.3%
26,787	Baloise Holding AG (Registered)	4,223,165
128,799	Clariant AG (Registered)*	3,240,571
121,263	Coca-Cola HBC AG*	4,098,348
1,082	EMS-Chemie Holding AG (Registered)	709,329
2,521	Flughafen Zurich AG (Registered)	548,256
6,054	Kuehne + Nagel International AG (Registered)	1,057,730
10,075	Lonza Group AG (Registered)*	2,676,536
22,856	Sonova Holding AG (Registered)	4,126,242
94,887	STMicroelectronics NV	2,234,993
3,354	Swiss Re AG	315,646
6,950	Swisscom AG (Registered)	3,511,311

		26,742,127

	United Kingdom — 16.7%
113,028	Admiral Group plc	2,887,392
90,461	AstraZeneca plc	6,120,678
295,304	Babcock International Group plc	3,184,150
663,992	BAE Systems plc	5,230,490
459,379	Barratt Developments plc	3,994,218
68,633	Bellway plc	3,327,727
96,248	Berkeley Group Holdings plc	4,782,187
1,376,171	BP plc	9,334,100
301,481	British Land Co. plc (The), REIT	2,407,085
85,453	Bunzl plc	2,661,905
2,056,295	Centrica plc	4,637,296
467,968	ConvaTec Group plc (a)	1,217,567
56,940	Croda International plc	3,164,425
176,492	Diageo plc	6,026,996
539,215	Direct Line Insurance Group plc	2,661,313
303,525	DS Smith plc	2,099,164
122,415	easyJet plc	2,177,134
968,291	GKN plc	4,081,207

SHARES	INVESTMENTS	VALUE($)

	United Kingdom — continued
345,153	GlaxoSmithKline plc	6,194,580
91,517	Halma plc	1,435,984
528,928	Hammerson plc, REIT	3,681,987
147,126	IMI plc	2,387,205
202,242	Inchcape plc	2,099,244
185,726	Informa plc	1,719,113
83,906	InterContinental Hotels Group plc	4,648,508
170,685	International Consolidated Airlines Group SA	1,441,582
351,508	J Sainsbury plc	1,131,934
440,558	John Wood Group plc	4,165,833
84,047	Johnson Matthey plc	3,773,348
294,284	Land Securities Group plc, REIT	3,779,715
443,159	Meggitt plc	3,050,720
365,042	Merlin Entertainments plc (a)	1,836,271
135,433	Micro Focus International plc	4,757,018
453,505	National Grid plc	5,459,051
264,426	Pennon Group plc	2,788,794
128,232	Persimmon plc	4,772,123
29,588	Reckitt Benckiser Group plc	2,647,140
195,585	RELX NV	4,415,686
254,757	RELX plc	5,862,189
674,144	Rentokil Initial plc	3,006,244
514,369	Royal Mail plc	2,557,748
480,240	Sage Group plc (The)	4,753,710
14,173	Schroders plc	657,582
480,191	Segro plc, REIT	3,466,550
145,218	Severn Trent plc	4,071,826
289,933	Smith & Nephew plc	5,468,594
219,733	Smiths Group plc	4,584,925
287,027	SSE plc	5,271,511
385,473	Tate & Lyle plc	3,311,323
18,842	Travis Perkins plc	380,380
367,488	United Utilities Group plc	4,065,741
2,008,191	Vodafone Group plc	5,744,106
30,863	Whitbread plc	1,513,722
947,197	Wm Morrison Supermarkets plc	2,820,480

		193,717,501

	United States — 1.0%
79,153	Carnival plc	5,218,422
32,665	QIAGEN NV*	1,106,037
110,695	Shire plc	5,452,348

		11,776,807

	Total Common Stocks (Cost $1,005,785,453)	1,134,206,220

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

NO. OF RIGHTS	INVESTMENTS	VALUE($)
Rights — 0.0% (b)
	Spain — 0.0% (b)
30,539	Ferrovial SA, expiring 11/13/2017* (Cost $14,329)	14,691

SHARES
Investment Company — 1.4%
15,795,486	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (c) (d) (Cost $15,795,486)	15,795,486

	Total Investments — 99.2% (Cost $1,021,595,268)	1,150,016,397
	Other Assets Less Liabilities — 0.8%	9,870,609

	Net Assets — 100.0%	$1,159,887,006

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	7.2%
Chemicals	6.0
Electric Utilities	5.0
Diversified Telecommunication Services	4.0
Pharmaceuticals	3.8
Food Products	3.6
Equity Real Estate Investment Trusts (REITs)	3.3
Health Care Providers & Services	3.0
Wireless Telecommunication Services	2.8
Industrial Conglomerates	2.7
Household Durables	2.6
Metals & Mining	2.5
Hotels, Restaurants & Leisure	2.5
Health Care Equipment & Supplies	2.4
Construction & Engineering	2.4
Technology Hardware, Storage & Peripherals	2.1
Software	2.1
Semiconductors & Semiconductor Equipment	1.9
Banks	2.0
Auto Components	1.8
Insurance	1.8
Electronic Equipment, Instruments & Components	1.8
IT Services	1.7
Road & Rail	1.7
Beverages	1.7
Gas Utilities	1.6
Airlines	1.6
Food & Staples Retailing	1.5
Multi-Utilities	1.3
Professional Services	1.3
Media	1.3
Specialty Retail	1.2
Commercial Services & Supplies	1.1
Aerospace & Defense	1.1
Biotechnology	1.0
Water Utilities	1.0
Short-Term Investments	1.4
Others (each less than 1.0%)	12.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	59

JPMorgan Diversified Return International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

*	— Non-income producing security.
(a)

—  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)	— Represents less than 0.05% of net assets.
(c)	— Affiliated company as defined under the Investment Company Act of 1940.
(d)	— The rate shown was the current yield as of October 31, 2017.

Abbreviations

ADR	— American Depositary Receipt
OYJ	— Public Limited Company
REIT	— Real Estate Investment Trust
SCA	— Limited partnership with share capital

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	34	12/2017	EUR	1,458,376	41,548
FTSE 100 Index	80	12/2017	GBP	7,936,849	32,970
SPI 200 Index	34	12/2017	AUD	3,841,029	22,854
TOPIX Index	19	12/2017	JPY	2,970,425	38,537

					135,909

Abbreviations

AUD	— Australian Dollar
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
JPY	— Japanese Yen
SPI	— Australian Securities Exchange
TOPIX	— Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

JPMorgan Diversified Return U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — 98.9%
	Aerospace & Defense — 1.7%
10,181	Arconic, Inc.	255,747
2,236	Boeing Co. (The)	576,843
3,324	General Dynamics Corp.	674,705
2,711	L3 Technologies, Inc.	507,445
2,635	Lockheed Martin Corp.	812,002
2,562	Northrop Grumman Corp.	757,148
4,382	Raytheon Co.	789,636
3,586	Rockwell Collins, Inc.	486,262
6,610	Textron, Inc.	348,611
5,783	United Technologies Corp.	692,572

		5,900,971

	Air Freight & Logistics — 0.6%
10,028	CH Robinson Worldwide, Inc.	787,499
2,329	FedEx Corp.	525,911
6,685	United Parcel Service, Inc., Class B	785,688

		2,099,098

	Airlines — 0.7%
6,342	Alaska Air Group, Inc.	418,762
6,709	American Airlines Group, Inc.	314,116
9,809	Delta Air Lines, Inc.	490,744
16,640	JetBlue Airways Corp.*	318,656
10,383	Southwest Airlines Co.	559,229
5,634	United Continental Holdings, Inc.*	329,476

		2,430,983

	Auto Components — 0.7%
861	Adient plc	72,634
7,666	Delphi Automotive plc	761,847
53,812	Gentex Corp.	1,044,491
4,569	Lear Corp.	802,271

		2,681,243

	Automobiles — 0.6%
71,736	Ford Motor Co.	880,201
15,996	General Motors Co.	687,508
10,627	Harley-Davidson, Inc.	503,082

		2,070,791

	Banks — 1.9%
12,117	Bank of America Corp.	331,885
4,180	Bank of Hawaii Corp.	341,130
9,140	BB&T Corp.	450,053
5,819	Citigroup, Inc.	427,696
6,580	Citizens Financial Group, Inc.	250,106
3,749	Comerica, Inc.	294,559
1,814	Cullen/Frost Bankers, Inc.	178,679

SHARES	INVESTMENTS	VALUE($)

	Banks — continued
15,424	Fifth Third Bancorp	445,753
30,501	Huntington Bancshares, Inc.	420,914
14,336	KeyCorp	261,632
3,257	M&T Bank Corp.	543,170
24,461	People’s United Financial, Inc.	456,442
3,340	PNC Financial Services Group, Inc. (The)	456,879
769	Popular, Inc. (Puerto Rico)	28,207
16,214	Regions Financial Corp.	250,993
6,944	SunTrust Banks, Inc.	418,098
1,969	Synovus Financial Corp.	92,248
8,362	US Bancorp	454,725
7,698	Wells Fargo & Co.	432,166
5,613	Zions Bancorp	260,780

		6,796,115

	Beverages — 2.1%
22,010	Brown-Forman Corp., Class B	1,255,010
34,382	Coca-Cola Co. (The)	1,580,884
5,039	Constellation Brands, Inc., Class A	1,103,995
13,514	Dr Pepper Snapple Group, Inc.	1,157,609
7,294	Molson Coors Brewing Co., Class B	589,866
15,788	PepsiCo, Inc.	1,740,311

		7,427,675

	Biotechnology — 1.8%
14,013	AbbVie, Inc.	1,264,673
4,651	Amgen, Inc.	814,948
2,364	Biogen, Inc.*	736,764
685	Bioverativ, Inc.*	38,703
5,829	Celgene Corp.*	588,554
10,736	Exelixis, Inc.*	266,145
9,682	Gilead Sciences, Inc.	725,763
3,049	Incyte Corp.*	345,299
1,183	Regeneron Pharmaceuticals, Inc.*	476,300
5,242	United Therapeutics Corp.*	621,649
2,680	Vertex Pharmaceuticals, Inc.*	391,896

		6,270,694

	Building Products — 0.2%
7,110	Fortune Brands Home & Security, Inc.	469,686
8,571	Johnson Controls International plc	354,754

		824,440

	Capital Markets — 2.4%
2,191	Ameriprise Financial, Inc.	342,979
8,297	Bank of New York Mellon Corp. (The)	426,881
1,141	BlackRock, Inc.	537,217

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	61

JPMorgan Diversified Return U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Capital Markets — continued
1,937	Cboe Global Markets, Inc.	218,997
6,983	Charles Schwab Corp. (The)	313,118
3,285	CME Group, Inc.	450,604
5,680	E*TRADE Financial Corp.*	247,591
2,986	Eaton Vance Corp.	150,703
5,873	FactSet Research Systems, Inc.	1,115,107
3,697	Federated Investors, Inc., Class B	114,866
5,311	Franklin Resources, Inc.	223,752
1,427	Goldman Sachs Group, Inc. (The)	346,019
6,831	Intercontinental Exchange, Inc.	451,529
8,763	Invesco Ltd.	313,628
6,032	Morgan Stanley	301,600
3,742	Northern Trust Corp.	349,952
3,731	Raymond James Financial, Inc.	316,314
2,794	S&P Global, Inc.	437,177
13,359	SEI Investments Co.	861,789
3,640	State Street Corp.	334,880
3,887	T Rowe Price Group, Inc.	361,102
8,383	TD Ameritrade Holding Corp.	419,066

		8,634,871

	Chemicals — 5.1%
8,970	Air Products & Chemicals, Inc.	1,430,087
5,454	Albemarle Corp.	768,414
16,753	Ashland Global Holdings, Inc.	1,138,869
5,837	Cabot Corp.	355,823
13,191	Celanese Corp., Series A	1,375,953
7,365	CF Industries Holdings, Inc.	279,723
5,904	Chemours Co. (The)	334,225
10,442	DowDuPont, Inc.	755,061
8,280	Eastman Chemical Co.	751,907
13,707	Ecolab, Inc.	1,790,957
6,134	FMC Corp.	569,603
18,697	Huntsman Corp.	598,678
10,190	International Flavors & Fragrances, Inc.	1,502,210
11,584	LyondellBasell Industries NV, Class A	1,199,292
15,847	Monsanto Co.	1,919,072
11,263	PPG Industries, Inc.	1,309,211
10,883	Praxair, Inc.	1,590,224
255	RPM International, Inc.	13,599
1,707	Sherwin-Williams Co. (The)	674,521

		18,357,429

	Commercial Services & Supplies — 1.1%
7,920	Cintas Corp.	1,180,397
12,238	Herman Miller, Inc.	411,197

SHARES	INVESTMENTS	VALUE($)

	Commercial Services & Supplies — continued
18,409	Pitney Bowes, Inc.	252,940
16,344	Republic Services, Inc.	1,063,504
11,066	Waste Management, Inc.	909,293

		3,817,331

	Communications Equipment — 1.5%
1,473	Arista Networks, Inc.*	294,438
29,837	Cisco Systems, Inc.	1,018,934
4,533	F5 Networks, Inc.*	549,717
15,904	Harris Corp.	2,215,745
23,787	Juniper Networks, Inc.	590,631
7,734	Motorola Solutions, Inc.	700,236

		5,369,701

	Construction & Engineering — 0.0% (a)
1,555	Fluor Corp.	67,005

	Construction Materials — 0.1%
1,651	Martin Marietta Materials, Inc.	358,019

	Consumer Finance — 0.5%
4,100	American Express Co.	391,632
4,496	Capital One Financial Corp.	414,441
7,011	Discover Financial Services	466,442
33,125	SLM Corp.*	350,794

		1,623,309

	Containers & Packaging — 0.4%
752	Ball Corp.	32,283
6,268	Bemis Co., Inc.	282,185
2,416	Crown Holdings, Inc.*	145,371
9,957	International Paper Co.	570,237
8,863	Sealed Air Corp.	392,011

		1,422,087

	Distributors — 0.4%
18,013	Genuine Parts Co.	1,589,287

	Diversified Consumer Services — 0.0% (a)
46	Graham Holdings Co., Class B	25,597
3,422	H&R Block, Inc.	84,660

		110,257

	Diversified Financial Services — 0.2%
3,491	Berkshire Hathaway, Inc., Class B*	652,608

	Diversified Telecommunication Services — 0.7%
35,810	AT&T, Inc.	1,205,007
25,353	Verizon Communications, Inc.	1,213,648

		2,418,655

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Electric Utilities — 6.3%
35,437	Alliant Energy Corp.	1,533,004
23,331	American Electric Power Co., Inc.	1,736,060
20,539	Duke Energy Corp.	1,813,799
22,479	Edison International	1,797,196
21,791	Entergy Corp.	1,879,692
30,658	Eversource Energy	1,920,417
42,329	Exelon Corp.	1,702,049
3,923	FirstEnergy Corp.	129,263
10,542	NextEra Energy, Inc.	1,634,748
23,826	PG&E Corp.	1,376,428
20,754	Pinnacle West Capital Corp.	1,820,333
43,280	PPL Corp.	1,625,597
35,264	Southern Co. (The)	1,840,781
36,913	Xcel Energy, Inc.	1,827,932

		22,637,299

	Electrical Equipment — 0.6%
3,083	AMETEK, Inc.	208,072
7,341	Eaton Corp. plc	587,427
5,491	Emerson Electric Co.	353,950
3,365	Hubbell, Inc.	423,384
3,575	Rockwell Automation, Inc.	717,931

		2,290,764

	Electronic Equipment, Instruments & Components — 0.5%
8,427	Amphenol Corp., Class A	733,149
10,114	AVX Corp.	190,548
22,656	Corning, Inc.	709,359

		1,633,056

	Energy Equipment & Services — 0.9%
13,063	Baker Hughes a GE Co.	410,570
13,770	Halliburton Co.	588,530
4,982	Helmerich & Payne, Inc.	270,572
15,009	Nabors Industries Ltd.	84,501
9,517	National Oilwell Varco, Inc.	325,386
9,486	Patterson-UTI Energy, Inc.	187,633
16,974	Schlumberger Ltd.	1,086,336
27,522	Transocean Ltd.*	288,981

		3,242,509

	Equity Real Estate Investment Trusts (REITs) — 1.4%
1,555	Alexandria Real Estate Equities, Inc.	192,758
3,483	American Tower Corp.	500,403
3,027	AvalonBay Communities, Inc.	548,886
420	Boston Properties, Inc.	50,896
738	Camden Property Trust	67,335

SHARES	INVESTMENTS	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
2,675	Corporate Office Properties Trust	85,413
2,863	Digital Realty Trust, Inc.	339,094
1,879	Duke Realty Corp.	53,514
7,666	Equity Residential	515,615
411	Essex Property Trust, Inc.	107,859
2,278	Federal Realty Investment Trust	274,544
15,356	Host Hotels & Resorts, Inc.	300,363
3,236	Iron Mountain, Inc.	129,440
717	JBG SMITH Properties*	22,378
582	Liberty Property Trust	24,956
3,526	Park Hotels & Resorts, Inc.	101,513
5,964	Prologis, Inc.	385,155
6,252	Rayonier, Inc.	187,435
4,899	Senior Housing Properties Trust	90,142
2,294	Simon Property Group, Inc.	356,327
1,424	Vornado Realty Trust	106,601
4,679	Weingarten Realty Investors	142,475
4,311	Welltower, Inc.	288,664
8,090	Weyerhaeuser Co.	290,512

		5,162,278

	Food & Staples Retailing — 1.2%
4,684	Costco Wholesale Corp.	754,498
8,792	CVS Health Corp.	602,516
12,473	Sysco Corp.	693,748
11,796	Walgreens Boots Alliance, Inc.	781,721
15,625	Wal-Mart Stores, Inc.	1,364,219

		4,196,702

	Food Products — 3.6%
15,549	Archer-Daniels-Midland Co.	635,488
6,739	Bunge Ltd.	463,508
28,553	Campbell Soup Co.	1,352,556
25,591	Conagra Brands, Inc.	874,189
21,347	General Mills, Inc.	1,108,336
10,392	Hershey Co. (The)	1,103,423
38,737	Hormel Foods Corp.	1,207,045
8,878	JM Smucker Co. (The)	941,512
21,366	Kellogg Co.	1,336,016
15,132	Kraft Heinz Co. (The)	1,170,158
2,165	Lamb Weston Holdings, Inc.	110,393
17,431	McCormick & Co., Inc. (Non-Voting)	1,734,907
9,228	Tyson Foods, Inc., Class A	672,813

		12,710,344

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	63

JPMorgan Diversified Return U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — 5.7%
24,574	Abbott Laboratories	1,332,648
4,002	Align Technology, Inc.*	956,398
20,297	Baxter International, Inc.	1,308,548
6,825	Becton Dickinson and Co.	1,424,173
40,651	Boston Scientific Corp.*	1,143,919
4,988	Cooper Cos., Inc. (The)	1,198,417
4,448	CR Bard, Inc.	1,454,807
9,404	Danaher Corp.	867,707
18,248	DENTSPLY SIRONA, Inc.	1,114,405
5,179	Edwards Lifesciences Corp.*	529,449
14,278	Hill-Rom Holdings, Inc.	1,152,377
22,529	Hologic, Inc.*	852,723
4,766	IDEXX Laboratories, Inc.*	791,966
3,002	Intuitive Surgical, Inc.*	1,126,831
15,367	Medtronic plc	1,237,351
8,044	Stryker Corp.	1,245,774
92	Teleflex, Inc.	21,802
5,535	Varex Imaging Corp.*	190,238
15,136	Varian Medical Systems, Inc.*	1,577,020
6,418	Zimmer Biomet Holdings, Inc.	780,557

		20,307,110

	Health Care Providers & Services — 4.9%
5,970	Aetna, Inc.	1,015,079
7,633	AmerisourceBergen Corp.	587,359
6,024	Anthem, Inc.	1,260,281
8,504	Cardinal Health, Inc.	526,398
7,536	Centene Corp.*	705,897
4,902	Cigna Corp.	966,772
22,954	DaVita, Inc.*	1,394,226
16,196	Express Scripts Holding Co.*	992,653
13,050	HCA Healthcare, Inc.*	987,233
19,906	Henry Schein, Inc.*	1,564,612
3,992	Humana, Inc.	1,019,357
11,648	Laboratory Corp. of America Holdings*	1,790,414
3,480	McKesson Corp.	479,822
17,800	Quest Diagnostics, Inc.	1,669,284
5,811	UnitedHealth Group, Inc.	1,221,588
12,738	Universal Health Services, Inc., Class B	1,308,193

		17,489,168

	Health Care Technology — 0.2%
12,117	Cerner Corp.*	818,140

	Hotels, Restaurants & Leisure — 3.1%
13,110	Carnival Corp.	870,373
6,551	Darden Restaurants, Inc.	538,951

SHARES	INVESTMENTS	VALUE($)

	Hotels, Restaurants & Leisure — continued
3,499	Domino’s Pizza, Inc.	640,317
8,932	Dunkin’ Brands Group, Inc.	527,613
1,627	Hilton Grand Vacations, Inc.*	66,642
11,061	Hilton Worldwide Holdings, Inc.	799,489
16,590	International Game Technology plc	389,865
6,526	Las Vegas Sands Corp.	413,618
7,554	Marriott International, Inc., Class A	902,552
7,475	McDonald’s Corp.	1,247,652
13,952	MGM Resorts International	437,395
403	Norwegian Cruise Line Holdings Ltd.*	22,467
4,703	Royal Caribbean Cruises Ltd.	582,090
8,483	Speedway Motorsports, Inc.	169,236
16,421	Starbucks Corp.	900,528
6,922	Wyndham Worldwide Corp.	739,616
2,499	Wynn Resorts Ltd.	368,578
14,325	Yum Brands, Inc.	1,066,496
7,575	Yum China Holdings, Inc.*	305,651

		10,989,129

	Household Durables — 2.6%
23,138	DR Horton, Inc.	1,022,931
15,562	Garmin Ltd.	880,965
26,076	Leggett & Platt, Inc.	1,232,352
12,972	Lennar Corp., Class A	722,151
3,602	Mohawk Industries, Inc.*	942,860
14,148	Newell Brands, Inc.	576,955
730	NVR, Inc.*	2,395,400
27,950	PulteGroup, Inc.	844,928
3,233	Whirlpool Corp.	529,986

		9,148,528

	Household Products — 1.7%
23,638	Church & Dwight Co., Inc.	1,067,728
13,741	Clorox Co. (The)	1,738,649
4,378	Colgate-Palmolive Co.	308,430
3,937	Energizer Holdings, Inc.	169,252
10,612	Kimberly-Clark Corp.	1,193,956
19,047	Procter & Gamble Co. (The)	1,644,518

		6,122,533

	Industrial Conglomerates — 0.5%
3,644	3M Co.	838,812
5,196	Honeywell International, Inc.	749,055
1,338	Roper Technologies, Inc.	345,432

		1,933,299

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Insurance — 2.9%
6,406	Aflac, Inc.	537,399
6,759	Allstate Corp. (The)	634,400
2,528	American Financial Group, Inc.	266,679
5,211	Aon plc	747,414
5,158	Assurant, Inc.	519,153
470	Brighthouse Financial, Inc.*	29,224
3,958	Chubb Ltd.	596,945
8,263	Cincinnati Financial Corp.	579,815
1,016	Erie Indemnity Co., Class A	122,733
1,685	Everest Re Group Ltd.	400,103
8,907	FNF Group	333,300
8,373	Hartford Financial Services Group, Inc. (The)	460,934
4,851	Kemper Corp.	310,949
3,199	Lincoln National Corp.	242,420
7,623	Marsh & McLennan Cos., Inc.	616,929
310	Mercury General Corp.	17,351
5,115	MetLife, Inc.	274,062
6,432	Principal Financial Group, Inc.	423,547
12,115	Progressive Corp. (The)	589,395
2,769	Prudential Financial, Inc.	305,864
1,950	Reinsurance Group of America, Inc.	291,291
9,772	Torchmark Corp.	822,118
3,720	Travelers Cos., Inc. (The)	492,714
7,158	WR Berkley Corp.	490,896
2,726	XL Group Ltd. (Bermuda)	110,321

		10,215,956

	Internet & Direct Marketing Retail — 0.4%
683	Amazon.com, Inc.*	754,906
332	Priceline Group, Inc. (The)*	634,771

		1,389,677

	Internet Software & Services — 2.1%
969	Alphabet, Inc., Class A*	1,001,016
1,056	Alphabet, Inc., Class C*	1,073,572
16,717	eBay, Inc.*	629,228
5,286	Facebook, Inc., Class A*	951,797
17,243	IAC/InterActiveCorp*	2,225,209
16,498	VeriSign, Inc.*	1,773,865

		7,654,687

	IT Services — 3.1%
4,511	Accenture plc, Class A	642,186
5,915	Automatic Data Processing, Inc.	687,678
9,216	Cognizant Technology Solutions Corp., Class A	697,375
7,290	CSRA, Inc.	233,207
15,037	DST Systems, Inc.	881,469

SHARES	INVESTMENTS	VALUE($)

	IT Services — continued
8,900	Fidelity National Information Services, Inc.	825,564
6,777	Fiserv, Inc.*	877,147
3,796	Gartner, Inc.*	475,677
3,070	Global Payments, Inc.	319,127
7,788	International Business Machines Corp.	1,199,819
12,824	Leidos Holdings, Inc.	801,756
4,757	Mastercard, Inc., Class A	707,699
9,765	Paychex, Inc.	622,909
3,418	Teradata Corp.*	114,332
5,415	Total System Services, Inc.	390,151
7,393	Vantiv, Inc., Class A*	517,510
4,408	Visa, Inc., Class A	484,792
20,720	Western Union Co. (The)	411,499

		10,889,897

	Leisure Products — 0.7%
16,860	Hasbro, Inc.	1,561,068
19,995	Mattel, Inc.	282,329
4,125	Polaris Industries, Inc.	488,524

		2,331,921

	Life Sciences Tools & Services — 1.7%
9,417	Agilent Technologies, Inc.	640,639
2,589	Illumina, Inc.*	531,237
1,054	Mettler-Toledo International, Inc.*	719,492
11,063	Quintiles IMS Holdings, Inc.*	1,195,910
5,565	Thermo Fisher Scientific, Inc.	1,078,664
10,207	Waters Corp.*	2,001,082

		6,167,024

	Machinery — 2.0%
188	AGCO Corp.	12,891
3,292	Caterpillar, Inc.	447,054
1,102	Crane Co.	91,598
2,721	Cummins, Inc.	481,290
3,757	Deere & Co.	499,230
6,116	Dover Corp.	584,017
6,314	Fortive Corp.	456,250
5,204	Illinois Tool Works, Inc.	814,530
5,886	Ingersoll-Rand plc	521,500
16,440	ITT, Inc.	766,762
5,487	PACCAR, Inc.	393,582
2,791	Parker-Hannifin Corp.	509,664
8,154	Stanley Black & Decker, Inc.	1,317,279
2,665	Terex Corp.	125,548
5,998	Trinity Industries, Inc.	195,055

		7,216,250

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	65

JPMorgan Diversified Return U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Media — 2.9%
46	Cable One, Inc.	32,651
7,591	CBS Corp. (Non-Voting), Class B	426,007
2,040	Charter Communications, Inc., Class A*	681,707
24,483	Comcast Corp., Class A	882,122
12,137	DISH Network Corp., Class A*	589,130
16,234	EW Scripps Co. (The), Class A*	281,498
40,810	Interpublic Group of Cos., Inc. (The)	785,593
1,462	John Wiley & Sons, Inc., Class A	79,898
4,993	Liberty Media Corp.-Liberty SiriusXM, Class A*	208,258
12,838	Omnicom Group, Inc.	862,585
5,114	Scripps Networks Interactive, Inc., Class A	425,894
171,167	Sirius XM Holdings, Inc.	931,148
23,303	TEGNA, Inc.	284,996
9,393	Time Warner, Inc.	923,238
30,669	Twenty-First Century Fox, Inc., Class A	801,994
23,579	Twenty-First Century Fox, Inc., Class B	600,086
16,500	Viacom, Inc., Class B	396,495
11,218	Walt Disney Co. (The)	1,097,233

		10,290,533

	Metals & Mining — 0.6%
3,395	Alcoa Corp.*	162,213
12,659	Freeport-McMoRan, Inc.*	176,973
10,407	Newmont Mining Corp.	376,317
6,470	Nucor Corp.	374,160
2,298	Reliance Steel & Aluminum Co.	176,578
1,586	Royal Gold, Inc.	133,398
6,330	Southern Copper Corp. (Peru)	271,874
6,675	Steel Dynamics, Inc.	248,377
5,468	United States Steel Corp.	138,450

		2,058,340

	Mortgage Real Estate Investment Trusts (REITs) — 0.2%
41,059	Annaly Capital Management, Inc.	470,536
14,075	Chimera Investment Corp.	257,573

		728,109

	Multiline Retail — 0.6%
10,029	Dollar General Corp.	810,744
7,256	Kohl’s Corp.	303,011
8,853	Macy’s, Inc.	166,082
6,294	Nordstrom, Inc.	249,557
7,604	Target Corp.	448,940

		1,978,334

SHARES	INVESTMENTS	VALUE($)

	Multi-Utilities — 5.2%
30,458	Ameren Corp.	1,888,091
56,096	CenterPoint Energy, Inc.	1,659,320
37,643	CMS Energy Corp.	1,820,792
23,521	Consolidated Edison, Inc.	2,023,982
20,497	Dominion Energy, Inc.	1,663,127
16,742	DTE Energy Co.	1,849,321
70,333	NiSource, Inc.	1,854,681
39,888	Public Service Enterprise Group, Inc.	1,962,490
15,906	Sempra Energy	1,868,955
29,990	WEC Energy Group, Inc.	2,021,026

		18,611,785

	Oil, Gas & Consumable Fuels — 3.6%
5,111	Andeavor	542,993
12,472	Chevron Corp.	1,445,380
13,539	ConocoPhillips	692,520
8,593	CONSOL Energy, Inc.*	138,605
17,263	Exxon Mobil Corp.	1,438,871
2,790	Gulfport Energy Corp.*	38,223
7,743	Hess Corp.	341,931
13,180	HollyFrontier Corp.	487,001
29,847	Kinder Morgan, Inc.	540,529
12,354	Marathon Oil Corp.	175,674
9,799	Marathon Petroleum Corp.	585,392
9,547	Murphy Oil Corp.	255,382
8,249	Occidental Petroleum Corp.	532,638
18,328	ONEOK, Inc.	994,661
15,172	Parsley Energy, Inc., Class A*	403,575
14,766	Phillips 66	1,344,887
3,720	Pioneer Natural Resources Co.	556,772
10,420	QEP Resources, Inc.*	93,259
8,864	Rice Energy, Inc.*	251,294
9,942	Targa Resources Corp.	412,593
10,422	Valero Energy Corp.	822,192
16,828	Williams Cos., Inc. (The)	479,598
19,021	WPX Energy, Inc.*	214,557

		12,788,527

	Paper & Forest Products — 0.0% (a)
3,531	Domtar Corp.	167,087

	Personal Products — 0.6%
9,603	Edgewell Personal Care Co.*	623,523
10,987	Estee Lauder Cos., Inc. (The), Class A	1,228,457
6,499	Nu Skin Enterprises, Inc., Class A	413,401

		2,265,381

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Pharmaceuticals — 1.8%
10,539	Bristol-Myers Squibb Co.	649,835
9,993	Eli Lilly & Co.	818,826
11,827	Johnson & Johnson	1,648,802
15,763	Merck & Co., Inc.	868,384
35,510	Pfizer, Inc.	1,244,981
19,226	Zoetis, Inc.	1,227,003

		6,457,831

	Professional Services — 0.3%
521	Dun & Bradstreet Corp. (The)	60,868
3,227	Equifax, Inc.	350,226
2,026	Nielsen Holdings plc	75,104
2,837	Robert Half International, Inc.	146,872
4,240	Verisk Analytics, Inc.*	360,612

		993,682

	Real Estate Management & Development — 0.1%
3,972	CBRE Group, Inc., Class A*	156,179
278	Jones Lang LaSalle, Inc.	35,998

		192,177

	Road & Rail — 0.6%
5,758	CSX Corp.	290,376
5,197	JB Hunt Transport Services, Inc.	552,909
3,711	Norfolk Southern Corp.	487,700
3,119	Ryder System, Inc.	252,888
4,759	Union Pacific Corp.	551,044

		2,134,917

	Semiconductors & Semiconductor Equipment — 3.9%
24,143	Advanced Micro Devices, Inc.*	265,211
9,587	Analog Devices, Inc.	875,293
15,354	Applied Materials, Inc.	866,426
2,720	Broadcom Ltd.	717,835
29,403	Intel Corp.	1,337,542
6,445	KLA-Tencor Corp.	701,796
3,788	Lam Research Corp.	790,063
29,650	Marvell Technology Group Ltd. (Bermuda)	547,636
20,605	Maxim Integrated Products, Inc.	1,082,587
10,496	Microchip Technology, Inc.	995,021
12,445	Micron Technology, Inc.*	551,438
2,490	NVIDIA Corp.	514,957
4,751	NXP Semiconductors NV (Netherlands)*	556,105
11,682	ON Semiconductor Corp.*	249,060
13,112	QUALCOMM, Inc.	668,843
4,941	Skyworks Solutions, Inc.	562,582
11,866	Teradyne, Inc.	508,933

SHARES	INVESTMENTS	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
11,952	Texas Instruments, Inc.	1,155,639
1,630	Versum Materials, Inc.	68,590
13,304	Xilinx, Inc.	980,372

		13,995,929

	Software — 3.3%
11,509	Activision Blizzard, Inc.	753,724
6,737	Adobe Systems, Inc.*	1,180,053
20,516	CA, Inc.	664,308
17,009	Cadence Design Systems, Inc.*	734,108
8,461	Citrix Systems, Inc.*	698,963
8,515	Dell Technologies, Inc., Class V*	704,787
7,006	Electronic Arts, Inc.*	837,918
5,697	Intuit, Inc.	860,361
16,066	Microsoft Corp.	1,336,370
18,879	Oracle Corp.	960,941
5,995	Red Hat, Inc.*	724,376
21,660	Symantec Corp.	703,950
5,487	Take-Two Interactive Software, Inc.*	607,137
8,445	VMware, Inc., Class A*	1,010,782

		11,777,778

	Specialty Retail — 2.4%
8,151	AutoNation, Inc.*	386,357
6,525	Best Buy Co., Inc.	365,270
5,220	Burlington Stores, Inc.*	490,106
8,207	CarMax, Inc.*	616,346
6,786	Dick’s Sporting Goods, Inc.	166,053
8,881	Foot Locker, Inc.	267,140
5,453	GameStop Corp., Class A	101,917
9,262	Gap, Inc. (The)	240,719
8,106	Home Depot, Inc. (The)	1,343,813
10,665	Lowe’s Cos., Inc.	852,667
12,146	Ross Stores, Inc.	771,150
5,433	Signet Jewelers Ltd.	356,242
7,692	Tiffany & Co.	720,125
13,878	TJX Cos., Inc. (The)	968,684
5,084	Tractor Supply Co.	306,362
3,568	Urban Outfitters, Inc.*	87,487
7,160	Williams-Sonoma, Inc.	369,456

		8,409,894

	Technology Hardware, Storage & Peripherals — 1.2%
6,233	Apple, Inc.	1,053,626
32,068	Diebold Nixdorf, Inc.	618,913
47,032	Hewlett Packard Enterprise Co.	654,686
40,466	HP, Inc.	872,042

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	67

JPMorgan Diversified Return U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Technology Hardware, Storage & Peripherals — continued
11,869	NetApp, Inc.	527,221
4,745	Western Digital Corp.	423,586

		4,150,074

	Textiles, Apparel & Luxury Goods — 1.0%
24,906	Hanesbrands, Inc.	560,385
14,297	Michael Kors Holdings Ltd.*	697,837
1,941	NIKE, Inc., Class B	106,736
5,097	PVH Corp.	646,350
5,820	Skechers USA, Inc., Class A*	185,774
15,482	Tapestry, Inc.	633,988
11,244	VF Corp.	783,145

		3,614,215

	Tobacco — 0.6%
17,786	Altria Group, Inc.	1,142,217
8,710	Philip Morris International, Inc.	911,414

		2,053,631

	Trading Companies & Distributors — 0.3%
8,608	Fastenal Co.	404,318
2,839	United Rentals, Inc.*	401,662
1,428	WW Grainger, Inc.	282,315

		1,088,295

	Water Utilities — 0.5%
19,314	American Water Works Co., Inc.	1,694,997

SHARES	INVESTMENTS	VALUE($)

	Wireless Telecommunication Services — 0.4%
7,835	Telephone & Data Systems, Inc.	228,390
17,216	T-Mobile US, Inc.*	1,029,000
2,193	United States Cellular Corp.*	80,242

		1,337,632

	Total Common Stocks (Cost $324,590,717)	352,257,988

Short-Term Investment — 0.4%
	Investment Company — 0.4%
1,543,961	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b)(c) (Cost $1,543,961)	1,543,961

	Total Investments — 99.3% (Cost $326,134,678)	353,801,949
	Other Assets Less Liabilities — 0.7%	2,496,822

	Net Assets — 100.0%	$356,298,771

Percentages indicated are based on net assets.

*	— Non-income producing security.
(a)	— Represents less than 0.05% of net assets.
(b)	— Affiliated company as defined under the Investment Company Act of 1940.
(c)	— The rate shown was the current yield as of October 31, 2017.

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	23	12/2017	USD	2,958,605	23,608

					23,608

Abbreviations

USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — 99.8%
	Aerospace & Defense — 1.0%
2,168	Arconic, Inc.	54,460
1,603	BWX Technologies, Inc.	96,052
1,855	Hexcel Corp.	112,580
309	Huntington Ingalls Industries, Inc.	71,945
451	L3 Technologies, Inc.	84,418
669	Rockwell Collins, Inc.	90,717
854	Spirit AeroSystems Holdings, Inc., Class A	68,405
1,364	Textron, Inc.	71,937

		650,514

	Air Freight & Logistics — 0.4%
1,834	CH Robinson Worldwide, Inc.	144,024
1,335	Expeditors International of Washington, Inc.	77,937

		221,961

	Airlines — 0.8%
1,177	Alaska Air Group, Inc.	77,717
1,520	American Airlines Group, Inc.	71,166
973	Copa Holdings SA, Class A (Panama)	119,864
4,045	JetBlue Airways Corp.*	77,462
1,718	Spirit Airlines, Inc.*	63,721
1,053	United Continental Holdings, Inc.*	61,579

		471,509

	Auto Components — 1.0%
186	Adient plc	15,691
1,410	Delphi Automotive plc	140,126
9,289	Gentex Corp.	180,300
3,386	Goodyear Tire & Rubber Co. (The)	103,578
955	Lear Corp.	167,688
353	Visteon Corp.*	44,492

		651,875

	Automobiles — 0.4%
2,858	Harley-Davidson, Inc.	135,298
1,004	Thor Industries, Inc.	136,765

		272,063

	Banks — 2.5%
910	Associated Banc-Corp.	23,023
633	Bank of Hawaii Corp.	51,659
936	Bank of the Ozarks, Inc.	43,636
1,066	BankUnited, Inc.	37,150
1,288	CIT Group, Inc.	60,047
1,162	Citizens Financial Group, Inc.	44,168
662	Comerica, Inc.	52,013
1,448	Commerce Bancshares, Inc.	84,216
859	Cullen/Frost Bankers, Inc.	84,612

SHARES	INVESTMENTS	VALUE($)

	Banks — continued
901	East West Bancorp, Inc.	53,916
2,197	Fifth Third Bancorp	63,493
2,325	First Horizon National Corp.	43,640
607	First Republic Bank	59,122
2,852	FNB Corp.	38,473
5,655	Huntington Bancshares, Inc.	78,039
2,536	KeyCorp	46,282
603	M&T Bank Corp.	100,562
788	PacWest Bancorp	38,076
4,025	People’s United Financial, Inc.	75,107
906	Popular, Inc. (Puerto Rico)	33,232
3,336	Regions Financial Corp.	51,641
1,282	SunTrust Banks, Inc.	77,189
243	SVB Financial Group*	53,285
1,715	Synovus Financial Corp.	80,348
868	Webster Financial Corp.	47,731
1,002	Western Alliance Bancorp*	55,912
991	Zions Bancorp	46,042

		1,522,614

	Beverages — 0.9%
4,103	Brown-Forman Corp., Class B	233,953
1,916	Dr Pepper Snapple Group, Inc.	164,125
2,358	Molson Coors Brewing Co., Class B	190,691

		588,769

	Biotechnology — 0.5%
2,417	Exelixis, Inc.*	59,918
873	Incyte Corp.*	98,867
1,176	United Therapeutics Corp.*	139,462

		298,247

	Building Products — 0.9%
1,395	Allegion plc	116,329
1,768	AO Smith Corp.	104,666
432	Armstrong World Industries, Inc.*	22,075
1,280	Fortune Brands Home & Security, Inc.	84,557
644	Lennox International, Inc.	123,088
1,178	Owens Corning	97,409
535	USG Corp.*	18,366

		566,490

	Capital Markets — 2.0%
503	Ameriprise Financial, Inc.	78,740
554	Cboe Global Markets, Inc.	62,635
1,346	E*TRADE Financial Corp.*	58,672
1,130	Eaton Vance Corp.	57,031

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	69

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Capital Markets — continued
906	FactSet Research Systems, Inc.	172,022
1,729	Federated Investors, Inc., Class B	53,720
994	Invesco Ltd.	35,575
836	Lazard Ltd., Class A	39,743
1,507	Legg Mason, Inc.	57,537
934	LPL Financial Holdings, Inc.	46,336
336	MarketAxess Holdings, Inc.	58,464
583	MSCI, Inc.	68,421
755	Nasdaq, Inc.	54,851
867	Northern Trust Corp.	81,082
829	Raymond James Financial, Inc.	70,283
1,590	SEI Investments Co.	102,571
914	T Rowe Price Group, Inc.	84,910
1,123	TD Ameritrade Holding Corp.	56,139

		1,238,732

	Chemicals — 3.6%
1,220	Albemarle Corp.	171,886
1,424	Ashland Global Holdings, Inc.	96,804
1,952	Cabot Corp.	118,994
1,473	Celanese Corp., Series A	153,649
1,739	CF Industries Holdings, Inc.	66,047
1,146	Chemours Co. (The)	64,875
1,799	Eastman Chemical Co.	163,367
1,309	FMC Corp.	121,554
3,150	Huntsman Corp.	100,863
1,051	International Flavors & Fragrances, Inc.	154,938
2,500	Mosaic Co. (The)	55,850
186	NewMarket Corp.	74,473
2,669	Olin Corp.	97,499
3,277	RPM International, Inc.	174,762
2,183	Scotts Miracle-Gro Co. (The)	217,470
1,573	Valvoline, Inc.	37,783
1,959	Westlake Chemical Corp.	166,339
2,223	WR Grace & Co.	170,037

		2,207,190

	Commercial Services & Supplies — 1.4%
821	Cintas Corp.	122,362
7,744	Copart, Inc.*	281,029
3,882	KAR Auction Services, Inc.	183,735
6,212	Pitney Bowes, Inc.	85,353
2,871	Republic Services, Inc.	186,816

		859,295

SHARES	INVESTMENTS	VALUE($)

	Communications Equipment — 1.5%
516	Arista Networks, Inc.*	103,143
188	ARRIS International plc*	5,358
6,209	Brocade Communications Systems, Inc.	72,335
4,019	CommScope Holding Co., Inc.*	129,171
1,058	F5 Networks, Inc.*	128,304
1,614	Harris Corp.	224,862
4,143	Juniper Networks, Inc.	102,871
2,012	Motorola Solutions, Inc.	182,166

		948,210

	Construction & Engineering — 0.3%
296	Jacobs Engineering Group, Inc.	17,230
1,575	Quanta Services, Inc.*	59,425
613	Valmont Industries, Inc.	97,406

		174,061

	Construction Materials — 0.2%
495	Eagle Materials, Inc.	52,257
272	Martin Marietta Materials, Inc.	58,983

		111,240

	Consumer Finance — 0.4%
158	Credit Acceptance Corp.*	45,303
1,098	Discover Financial Services	73,050
2,391	Navient Corp.	29,792
1,684	Santander Consumer USA Holdings, Inc.*	28,022
4,350	SLM Corp.*	46,067
1,152	Synchrony Financial	37,578

		259,812

	Containers & Packaging — 1.7%
976	AptarGroup, Inc.	84,980
1,975	Avery Dennison Corp.	209,686
1,285	Bemis Co., Inc.	57,851
1,442	Berry Global Group, Inc.*	85,727
985	Crown Holdings, Inc.*	59,267
5,226	Graphic Packaging Holding Co.	80,951
1,906	International Paper Co.	109,157
1,935	Owens-Illinois, Inc.*	46,227
863	Packaging Corp. of America	100,341
1,489	Sealed Air Corp.	65,858
2,327	Silgan Holdings, Inc.	68,065
1,131	Sonoco Products Co.	58,575
946	WestRock Co.	58,018

		1,084,703

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Distributors — 0.5%
1,930	Genuine Parts Co.	170,284
46	LKQ Corp.*	1,734
1,195	Pool Corp.	144,332

		316,350

	Diversified Consumer Services — 0.7%
248	Graham Holdings Co., Class B	138,000
4,225	Service Corp. International	149,818
3,162	ServiceMaster Global Holdings, Inc.*	148,962

		436,780

	Diversified Financial Services — 0.2%
3,823	Leucadia National Corp.	96,722

	Electric Utilities — 5.0%
7,654	Alliant Energy Corp.	331,112
3,932	Edison International	314,363
3,061	Entergy Corp.	264,042
4,596	Eversource Energy	287,893
10,398	Great Plains Energy, Inc.	341,366
3,742	Hawaiian Electric Industries, Inc.	136,433
4,258	OGE Energy Corp.	156,865
3,636	Pinnacle West Capital Corp.	318,914
8,135	PPL Corp.	305,551
5,686	Westar Energy, Inc.	304,087
6,651	Xcel Energy, Inc.	329,358

		3,089,984

	Electrical Equipment — 0.7%
1,685	AMETEK, Inc.	113,721
1,075	Hubbell, Inc.	135,257
389	Regal Beloit Corp.	31,567
655	Rockwell Automation, Inc.	131,537

		412,082

	Electronic Equipment, Instruments & Components — 1.7%
1,674	Amphenol Corp., Class A	145,638
970	Arrow Electronics, Inc.*	81,082
953	Avnet, Inc.	37,930
1,405	AVX Corp.	26,470
3,284	CDW Corp.	229,880
466	Cognex Corp.	57,388
180	Coherent, Inc.*	47,288
295	Dolby Laboratories, Inc., Class A	17,092
2,512	FLIR Systems, Inc.	117,612
402	IPG Photonics Corp.*	85,590
2,147	Jabil, Inc.	60,717
863	Keysight Technologies, Inc.*	38,550

SHARES	INVESTMENTS	VALUE($)

	Electronic Equipment, Instruments & Components — continued
2,032	National Instruments Corp.	91,440

		1,036,677

	Energy Equipment & Services — 0.9%
4,108	Baker Hughes a GE Co.	129,114
526	Dril-Quip, Inc.*	22,145
1,773	Helmerich & Payne, Inc.	96,292
3,294	Nabors Industries Ltd.	18,545
2,165	National Oilwell Varco, Inc.	74,021
2,281	Oceaneering International, Inc.	46,122
1,867	Patterson-UTI Energy, Inc.	36,929
4,267	RPC, Inc.	103,731
5,681	Transocean Ltd.*	59,651

		586,550

	Equity Real Estate Investment Trusts (REITs) — 3.8%
513	Alexandria Real Estate Equities, Inc.	63,591
308	American Campus Communities, Inc.	12,807
2,483	American Homes 4 Rent, Class A	52,838
543	AvalonBay Communities, Inc.	98,462
2,372	Brandywine Realty Trust	41,486
1,474	Brixmor Property Group, Inc.	25,751
675	Camden Property Trust	61,587
2,504	Colony NorthStar, Inc., Class A	30,749
1,077	CoreCivic, Inc.	26,559
487	CoreSite Realty Corp.	53,935
154	CubeSmart	4,192
1,163	DCT Industrial Trust, Inc.	67,477
949	DDR Corp.	7,279
1,113	Digital Realty Trust, Inc.	131,824
1,995	Douglas Emmett, Inc.	79,381
2,800	Duke Realty Corp.	79,744
536	EPR Properties	37,080
1,509	Equity Commonwealth*	45,345
729	Equity LifeStyle Properties, Inc.	64,502
82	Federal Realty Investment Trust	9,883
327	Forest City Realty Trust, Inc., Class A	8,054
1,631	Gaming and Leisure Properties, Inc.	59,597
1,816	GGP, Inc.	35,339
935	Highwoods Properties, Inc.	47,732
2,129	Hospitality Properties Trust	60,847
3,159	Host Hotels & Resorts, Inc.	61,790
1,256	Hudson Pacific Properties, Inc.	42,478
1,105	Iron Mountain, Inc.	44,200
86	JBG SMITH Properties*	2,684
771	Kilroy Realty Corp.	54,918

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	71

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
963	Lamar Advertising Co., Class A	67,834
1,696	Liberty Property Trust	72,724
462	Mid-America Apartment Communities, Inc.	47,286
573	National Retail Properties, Inc.	23,023
1,218	Omega Healthcare Investors, Inc.	35,151
1,828	Outfront Media, Inc.	42,867
711	Park Hotels & Resorts, Inc.	20,470
2,642	Piedmont Office Realty Trust, Inc., Class A	51,096
1,507	Prologis, Inc.	97,322
1,308	Rayonier, Inc.	39,214
2,801	Senior Housing Properties Trust	51,538
525	Sun Communities, Inc.	47,387
1,936	Tanger Factory Outlet Centers, Inc.	44,044
681	Taubman Centers, Inc.	32,157
1,195	Uniti Group, Inc.	20,913
1,091	Ventas, Inc.	68,460
175	Vornado Realty Trust	13,101
1,225	Weingarten Realty Investors	37,301
1,031	Welltower, Inc.	69,036
1,663	Weyerhaeuser Co.	59,718
554	WP Carey, Inc.	37,755

		2,390,508

	Food & Staples Retailing — 0.3%
1,460	Casey’s General Stores, Inc.	167,272

	Food Products — 3.8%
1,369	Blue Buffalo Pet Products, Inc.*	39,605
1,286	Bunge Ltd.	88,451
3,438	Campbell Soup Co.	162,858
3,617	Conagra Brands, Inc.	123,557
8,725	Flowers Foods, Inc.	166,037
1,958	Hershey Co. (The)	207,901
4,643	Hormel Foods Corp.	144,676
1,402	Ingredion, Inc.	175,741
1,567	JM Smucker Co. (The)	166,180
3,407	Kellogg Co.	213,040
2,856	Lamb Weston Holdings, Inc.	145,627
2,589	McCormick & Co., Inc. (Non-Voting)	257,683
4,896	Pilgrim’s Pride Corp.*	155,595
3,496	Pinnacle Foods, Inc.	190,252
1,688	Tyson Foods, Inc., Class A	123,072

		2,360,275

	Gas Utilities — 1.3%
3,545	Atmos Energy Corp.	309,266
3,432	National Fuel Gas Co.	199,227

SHARES	INVESTMENTS	VALUE($)

	Gas Utilities — continued
6,265	UGI Corp.	299,843

		808,336

	Health Care Equipment & Supplies — 4.9%
863	ABIOMED, Inc.*	166,490
1,022	Align Technology, Inc.*	244,238
1,068	Cooper Cos., Inc. (The)	256,598
606	CR Bard, Inc.	198,204
3,964	DENTSPLY SIRONA, Inc.	242,081
1,333	Edwards Lifesciences Corp.*	136,273
3,176	Hill-Rom Holdings, Inc.	256,335
4,133	Hologic, Inc.*	156,434
1,041	IDEXX Laboratories, Inc.*	172,983
108	Intuitive Surgical, Inc.*	40,539
2,737	ResMed, Inc.	230,401
1,253	STERIS plc	116,942
1,068	Teleflex, Inc.	253,095
1,896	Varian Medical Systems, Inc.*	197,544
1,375	West Pharmaceutical Services, Inc.	139,425
1,684	Zimmer Biomet Holdings, Inc.	204,808

		3,012,390

	Health Care Providers & Services — 3.9%
3,112	Acadia Healthcare Co., Inc.*	97,592
1,286	AmerisourceBergen Corp.	98,958
291	Brookdale Senior Living, Inc.*	2,919
1,893	Cardinal Health, Inc.	117,177
2,360	Centene Corp.*	221,061
2,845	DaVita, Inc.*	172,805
1,960	Envision Healthcare Corp.*	83,496
3,537	Henry Schein, Inc.*	278,008
1,817	Laboratory Corp. of America Holdings*	279,291
3,025	LifePoint Health, Inc.*	145,654
3,377	MEDNAX, Inc.*	147,879
3,710	Patterson Cos., Inc.	137,270
2,241	Quest Diagnostics, Inc.	210,161
1,455	Universal Health Services, Inc., Class B	149,428
1,312	WellCare Health Plans, Inc.*	259,435

		2,401,134

	Health Care Technology — 0.5%
5,699	Allscripts Healthcare Solutions, Inc.*	76,823
2,012	Cerner Corp.*	135,850
1,512	Veeva Systems, Inc., Class A*	92,141

		304,814

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Hotels, Restaurants & Leisure — 3.1%
3,046	Aramark	133,080
1,333	Choice Hotels International, Inc.	92,977
1,675	Darden Restaurants, Inc.	137,802
548	Domino’s Pizza, Inc.	100,284
2,331	Dunkin’ Brands Group, Inc.	137,692
1,856	Extended Stay America, Inc.	36,786
328	Hilton Grand Vacations, Inc.*	13,435
2,184	Hilton Worldwide Holdings, Inc.	157,860
2,147	International Game Technology plc	50,454
3,798	MGM Resorts International	119,067
1,754	Norwegian Cruise Line Holdings Ltd.*	97,785
882	Royal Caribbean Cruises Ltd.	109,165
1,979	Six Flags Entertainment Corp.	124,261
720	Vail Resorts, Inc.	164,894
8,575	Wendy’s Co. (The)	130,426
1,309	Wyndham Worldwide Corp.	139,867
573	Wynn Resorts Ltd.	84,512
2,633	Yum China Holdings, Inc.*	106,242

		1,936,589

	Household Durables — 3.0%
3,629	DR Horton, Inc.	160,438
2,425	Garmin Ltd.	137,279
5,266	Leggett & Platt, Inc.	248,871
2,448	Lennar Corp., Class A	136,280
661	Mohawk Industries, Inc.*	173,023
3,199	Newell Brands, Inc.	130,455
94	NVR, Inc.*	308,449
7,290	PulteGroup, Inc.	220,377
2,213	Toll Brothers, Inc.	101,887
1,769	Tupperware Brands Corp.	103,929
697	Whirlpool Corp.	114,259

		1,835,247

	Household Products — 1.1%
4,758	Church & Dwight Co., Inc.	214,919
2,010	Clorox Co. (The)	254,325
2,280	Energizer Holdings, Inc.	98,017
1,049	Spectrum Brands Holdings, Inc.	115,306

		682,567

	Independent Power and Renewable Electricity Producers — 0.1%
8,811	AES Corp.	93,661

SHARES	INVESTMENTS	VALUE($)

	Industrial Conglomerates — 0.2%
345	Carlisle Cos., Inc.	37,892
419	Roper Technologies, Inc.	108,173

		146,065

	Insurance — 4.1%
155	Alleghany Corp.*	87,764
1,458	American Financial Group, Inc.	153,805
1,752	Arch Capital Group Ltd.*	174,569
2,011	Arthur J Gallagher & Co.	127,357
1,746	Aspen Insurance Holdings Ltd. (Bermuda)	74,903
936	Assurant, Inc.	94,208
1,254	Assured Guaranty Ltd.	46,523
1,606	Axis Capital Holdings Ltd.	87,350
2,231	Brown & Brown, Inc.	111,193
1,251	Cincinnati Financial Corp.	87,783
77	CNA Financial Corp.	4,168
288	Erie Indemnity Co., Class A	34,790
309	Everest Re Group Ltd.	73,372
952	First American Financial Corp.	51,808
1,836	FNF Group	68,703
466	Hanover Insurance Group, Inc. (The)	45,845
1,586	Hartford Financial Services Group, Inc. (The)	87,309
565	Lincoln National Corp.	42,816
2,017	Loews Corp.	99,862
10	Markel Corp.*	10,843
757	Mercury General Corp.	42,369
2,800	Old Republic International Corp.	56,812
1,283	Principal Financial Group, Inc.	84,486
2,432	Progressive Corp. (The)	118,317
622	Reinsurance Group of America, Inc.	92,914
696	RenaissanceRe Holdings Ltd. (Bermuda)	96,299
1,618	Torchmark Corp.	136,122
1,241	Unum Group	64,582
1,596	Validus Holdings Ltd.	83,120
1,593	WR Berkley Corp.	109,248
1,803	XL Group Ltd. (Bermuda)	72,967

		2,522,207

	Internet & Direct Marketing Retail — 0.1%
702	Liberty Ventures, Series A*	39,986

	Internet Software & Services — 1.0%
2,119	Akamai Technologies, Inc.*	110,718
1,231	IAC/InterActiveCorp*	158,860
1,015	LogMeIn, Inc.	122,866
2,385	VeriSign, Inc.*	256,435

		648,879

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	73

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	IT Services — 3.7%
4,647	Amdocs Ltd.	302,520
1,266	Booz Allen Hamilton Holding Corp.	47,842
1,916	Broadridge Financial Solutions, Inc.	164,623
1,135	Conduent, Inc.*	17,570
563	CoreLogic, Inc.*	26,405
3,428	CSRA, Inc.	109,662
3,362	DST Systems, Inc.	197,080
1,315	DXC Technology Co.	120,349
474	Euronet Worldwide, Inc.*	45,807
1,130	Fidelity National Information Services, Inc.	104,819
3,975	First Data Corp., Class A*	70,795
1,089	Fiserv, Inc.*	140,949
1,201	Gartner, Inc.*	150,497
806	Global Payments, Inc.	83,784
1,131	Jack Henry & Associates, Inc.	124,557
2,320	Leidos Holdings, Inc.	145,046
1,334	Paychex, Inc.	85,096
5,534	Sabre Corp.	108,245
528	Teradata Corp.*	17,661
1,625	Total System Services, Inc.	117,081
1,189	Vantiv, Inc., Class A*	83,230
1,993	Western Union Co. (The)	39,581

		2,303,199

	Leisure Products — 0.6%
1,993	Brunswick Corp.	100,945
1,411	Hasbro, Inc.	130,645
4,510	Mattel, Inc.	63,681
928	Polaris Industries, Inc.	109,903

		405,174

	Life Sciences Tools & Services — 2.6%
1,988	Agilent Technologies, Inc.	135,244
382	Bio-Rad Laboratories, Inc., Class A*	83,960
1,026	Bio-Techne Corp.	134,426
2,209	Charles River Laboratories International, Inc.*	256,884
622	Illumina, Inc.*	127,628
222	Mettler-Toledo International, Inc.*	151,544
171	PerkinElmer, Inc.	12,367
2,336	QIAGEN NV*	79,097
2,683	Quintiles IMS Holdings, Inc.*	290,032
2,131	VWR Corp.*	70,536
1,274	Waters Corp.*	249,768

		1,591,486

	Machinery — 4.4%
1,487	AGCO Corp.	101,964
1,970	Allison Transmission Holdings, Inc.	83,705
698	Crane Co.	58,018

SHARES	INVESTMENTS	VALUE($)

	Machinery — continued
532	Cummins, Inc.	94,100
1,125	Donaldson Co., Inc.	53,111
1,032	Dover Corp.	98,546
1,556	Fortive Corp.	112,436
1,156	Graco, Inc.	152,349
1,085	IDEX Corp.	139,108
1,124	Ingersoll-Rand plc	99,586
745	ITT, Inc.	34,747
1,093	Lincoln Electric Holdings, Inc.	100,195
1,250	Middleby Corp. (The)*	144,875
490	Nordson Corp.	62,078
918	Oshkosh Corp.	84,052
1,096	PACCAR, Inc.	78,616
506	Parker-Hannifin Corp.	92,401
1,104	Pentair plc (United Kingdom)	77,788
1,352	Snap-on, Inc.	213,318
2,812	SPX Corp.*	82,363
1,689	Stanley Black & Decker, Inc.	272,858
564	Terex Corp.	26,570
1,152	Timken Co. (The)	54,317
3,629	Toro Co. (The)	228,083
903	Trinity Industries, Inc.	29,366
466	WABCO Holdings, Inc.*	68,768
1,452	Xylem, Inc.	96,602

		2,739,920

	Marine — 0.0% (a)
334	Kirby Corp.*	23,664

	Media — 2.2%
3,772	Cinemark Holdings, Inc.	137,074
5,079	Discovery Communications, Inc., Class A*	95,892
4,069	Discovery Communications, Inc., Class C*	72,469
4,897	Interpublic Group of Cos., Inc. (The)	94,267
674	Liberty Broadband Corp., Class C*	58,833
933	Liberty Media Corp.-Liberty Formula One, Class C*	35,585
1,224	Liberty Media Corp.-Liberty SiriusXM, Class A*	51,053
4,430	MSG Networks, Inc., Class A*	76,860
2,706	Omnicom Group, Inc.	181,816
5,232	Regal Entertainment Group, Class A	85,543
1,315	Scripps Networks Interactive, Inc., Class A	109,513
28,458	Sirius XM Holdings, Inc.	154,812
4,208	TEGNA, Inc.	51,464
1,418	Tribune Media Co., Class A	58,039
3,261	Viacom, Inc., Class B	78,362

		1,341,582

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Metals & Mining — 1.1%
720	Alcoa Corp.*	34,402
789	Compass Minerals International, Inc.	51,758
3,680	Freeport-McMoRan, Inc.*	51,446
2,303	Newmont Mining Corp.	83,277
1,431	Nucor Corp.	82,755
1,035	Reliance Steel & Aluminum Co.	79,529
758	Royal Gold, Inc.	63,755
2,064	Southern Copper Corp. (Peru)	88,649
2,385	Steel Dynamics, Inc.	88,746
1,175	United States Steel Corp.	29,751

		654,068

	Mortgage Real Estate Investment Trusts (REITs) — 0.7%
4,411	AGNC Investment Corp.	88,794
7,124	Annaly Capital Management, Inc.	81,641
2,510	Chimera Investment Corp.	45,933
8,438	MFA Financial, Inc.	69,529
3,640	Starwood Property Trust, Inc.	78,296
8,856	Two Harbors Investment Corp.	86,789

		450,982

	Multiline Retail — 0.5%
1,986	Dollar General Corp.	160,548
1,472	Kohl’s Corp.	61,471
1,690	Macy’s, Inc.	31,704
1,440	Nordstrom, Inc.	57,096

		310,819

	Multi-Utilities — 5.1%
5,211	Ameren Corp.	323,030
8,271	CenterPoint Energy, Inc.	244,656
6,665	CMS Energy Corp.	322,386
3,820	Consolidated Edison, Inc.	328,711
2,799	DTE Energy Co.	309,178
2,265	MDU Resources Group, Inc.	61,948
11,915	NiSource, Inc.	314,199
6,525	Public Service Enterprise Group, Inc.	321,030
3,923	SCANA Corp.	169,238
2,478	Sempra Energy	291,165
2,782	Vectren Corp.	189,565
4,250	WEC Energy Group, Inc.	286,407

		3,161,513

	Oil, Gas & Consumable Fuels — 2.7%
834	Andeavor	88,604
2,267	Cheniere Energy, Inc.*	105,960
4,606	CONSOL Energy, Inc.*	74,295
2,947	Devon Energy Corp.	108,744

SHARES	INVESTMENTS	VALUE($)

	Oil, Gas & Consumable Fuels — continued
916	Diamondback Energy, Inc.*	98,158
1,499	Energen Corp.*	77,498
1,293	Hess Corp.	57,099
2,775	HollyFrontier Corp.	102,536
703	Laredo Petroleum, Inc.*	8,380
3,560	Marathon Oil Corp.	50,623
1,755	Marathon Petroleum Corp.	104,844
1,885	Murphy Oil Corp.	50,424
2,103	Noble Energy, Inc.	58,611
2,959	ONEOK, Inc.	160,585
2,006	Parsley Energy, Inc., Class A*	53,360
2,256	PBF Energy, Inc., Class A	65,356
7,748	QEP Resources, Inc.*	69,345
2,519	Rice Energy, Inc.*	71,414
3,473	SM Energy Co.	74,079
2,361	Targa Resources Corp.	97,981
2,425	Williams Cos., Inc. (The)	69,112
744	World Fuel Services Corp.	20,683
2,831	WPX Energy, Inc.*	31,934

		1,699,625

	Paper & Forest Products — 0.1%
1,836	Domtar Corp.	86,880

	Personal Products — 0.2%
615	Coty, Inc., Class A	9,471
15	Edgewell Personal Care Co.*	974
1,922	Nu Skin Enterprises, Inc., Class A	122,258

		132,703

	Pharmaceuticals — 0.9%
2,563	Akorn, Inc.*	83,477
2,004	Mallinckrodt plc*	63,467
1,527	Perrigo Co. plc	123,672
4,337	Zoetis, Inc.	276,787

		547,403

	Professional Services — 0.5%
472	Dun & Bradstreet Corp. (The)	55,144
686	Equifax, Inc.	74,451
663	ManpowerGroup, Inc.	81,735
1,512	Robert Half International, Inc.	78,276
419	Verisk Analytics, Inc.*	35,636

		325,242

	Real Estate Management & Development — 0.1%
1,278	CBRE Group, Inc., Class A*	50,251

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	75

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Road & Rail — 0.7%
986	JB Hunt Transport Services, Inc.	104,901
670	Kansas City Southern	69,827
1,364	Landstar System, Inc.	134,695
584	Old Dominion Freight Line, Inc.	70,740
599	Ryder System, Inc.	48,567

		428,730

	Semiconductors & Semiconductor Equipment — 3.3%
5,308	Advanced Micro Devices, Inc.*	58,308
1,916	Analog Devices, Inc.	174,931
8,171	Cypress Semiconductor Corp.	129,592
1,710	KLA-Tencor Corp.	186,202
791	Lam Research Corp.	164,979
7,129	Marvell Technology Group Ltd. (Bermuda)	131,673
3,505	Maxim Integrated Products, Inc.	184,153
1,865	Microchip Technology, Inc.	176,802
2,091	Microsemi Corp.*	111,597
6,350	ON Semiconductor Corp.*	135,382
1,673	Qorvo, Inc.*	126,830
1,152	Skyworks Solutions, Inc.	131,167
3,817	Teradyne, Inc.	163,711
1,030	Versum Materials, Inc.	43,342
2,011	Xilinx, Inc.	148,190

		2,066,859

	Software — 3.8%
1,460	ANSYS, Inc.*	199,597
4,252	CA, Inc.	137,680
3,889	Cadence Design Systems, Inc.*	167,849
2,052	CDK Global, Inc.	130,425
2,165	Citrix Systems, Inc.*	178,851
2,125	Dell Technologies, Inc., Class V*	175,886
1,810	Manhattan Associates, Inc.*	75,767
1,643	Nuance Communications, Inc.*	24,218
2,331	PTC, Inc.*	154,895
1,251	Red Hat, Inc.*	151,158
4,157	SS&C Technologies Holdings, Inc.	167,111
5,112	Symantec Corp.	166,140
3,406	Synopsys, Inc.*	294,687
1,116	Take-Two Interactive Software, Inc.*	123,485
1,090	Tyler Technologies, Inc.*	193,246
98	Ultimate Software Group, Inc. (The)*	19,854

		2,360,849

	Specialty Retail — 2.4%
1,611	AutoNation, Inc.*	76,362
4	AutoZone, Inc.*	2,358

SHARES	INVESTMENTS	VALUE($)

	Specialty Retail — continued
2,470	Bed Bath & Beyond, Inc.	49,153
1,332	Best Buy Co., Inc.	74,565
1,070	Burlington Stores, Inc.*	100,462
1,233	CarMax, Inc.*	92,598
2,797	Dick’s Sporting Goods, Inc.	68,443
1,480	Foot Locker, Inc.	44,519
3,606	GameStop Corp., Class A	67,396
2,893	Gap, Inc. (The)	75,189
1,223	Murphy USA, Inc.*	90,942
1,481	Penske Automotive Group, Inc.	69,044
2,211	Ross Stores, Inc.	140,376
684	Sally Beauty Holdings, Inc.*	11,840
978	Signet Jewelers Ltd.	64,128
1,389	Tiffany & Co.	130,038
1,476	Tractor Supply Co.	88,944
566	Ulta Beauty, Inc.*	114,213
1,961	Williams-Sonoma, Inc.	101,188

		1,461,758

	Technology Hardware, Storage & Peripherals — 0.6%
2,888	NCR Corp.*	92,676
3,124	NetApp, Inc.	138,768
971	Western Digital Corp.	86,681
1,415	Xerox Corp.	42,889

		361,014

	Textiles, Apparel & Luxury Goods — 1.2%
1,275	Carter’s, Inc.	123,331
3,656	Hanesbrands, Inc.	82,260
2,147	Michael Kors Holdings Ltd.*	104,795
1,002	PVH Corp.	127,064
2,824	Tapestry, Inc.	115,643
1,000	Under Armour, Inc., Class C*	11,530
2,390	VF Corp.	166,463

		731,086

	Trading Companies & Distributors — 0.8%
1,205	Air Lease Corp.	52,357
951	Fastenal Co.	44,668
1,563	HD Supply Holdings, Inc.*	55,314
663	MSC Industrial Direct Co., Inc., Class A	54,963
283	United Rentals, Inc.*	40,039
600	Watsco, Inc.	99,942
671	WESCO International, Inc.*	42,374
428	WW Grainger, Inc.	84,616

		474,273

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Transportation Infrastructure — 0.1%
1,075	Macquarie Infrastructure Corp.	74,766

	Water Utilities — 0.9%
3,697	American Water Works Co., Inc.	324,449
6,714	Aqua America, Inc.	238,212

		562,661

	Wireless Telecommunication Services — 0.2%
2,731	Telephone & Data Systems, Inc.	79,609
724	United States Cellular Corp.*	26,491

		106,100

	Total Common Stocks (Cost $55,620,196)	61,904,967

Short-Term Investment — 0.3%
	Investment Company — 0.3%
192,796	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b)(c) (Cost $192,796)	192,796

	Total Investments — 100.1% (Cost $55,812,992)	62,097,763
	Liabilities Less Other Assets — (0.1%)	(34,513)

	Net Assets — 100.0%	$62,063,250

Percentages indicated are based on net assets.

*	— Non-income producing security.
(a)	— Represents less than 0.05% of net assets.
(b)	— Affiliated company as defined under the Investment Company Act of 1940.
(c)	— The rate shown was the current yield as of October 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	77

JPMorgan Diversified Return U.S. Small Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)

Common Stocks — 98.5%
	Aerospace & Defense — 1.1%
980	AAR Corp.	38,112
2,360	Aerojet Rocketdyne Holdings, Inc.*	74,529
676	Aerovironment, Inc.*	34,584
1,439	Axon Enterprise, Inc.*	33,054
651	Cubic Corp.	35,512
664	Curtiss-Wright Corp.	78,518
415	Esterline Technologies Corp.*	39,363
857	KLX, Inc.*	47,015
1,449	Mercury Systems, Inc.*	73,131
1,207	Moog, Inc., Class A*	105,926
507	National Presto Industries, Inc.	59,268

		619,012

	Air Freight & Logistics — 0.2%
601	Atlas Air Worldwide Holdings, Inc.*	36,871
886	Forward Air Corp.	50,892
995	Hub Group, Inc., Class A*	43,084

		130,847

	Airlines — 0.2%
297	Allegiant Travel Co.	40,511
1,549	SkyWest, Inc.	72,958

		113,469

	Auto Components — 2.6%
5,428	American Axle & Manufacturing Holdings, Inc.*	96,564
3,043	Cooper Tire & Rubber Co.	99,810
1,400	Cooper-Standard Holdings, Inc.*	156,072
6,205	Dana, Inc.	189,190
2,757	Dorman Products, Inc.*	190,536
1,046	Fox Factory Holding Corp.*	44,507
3,047	Gentherm, Inc.*	102,075
3,282	LCI Industries	406,312
1,299	Modine Manufacturing Co.*	27,344
1,121	Stoneridge, Inc.*	25,492
1,715	Tenneco, Inc.	99,659

		1,437,561

	Automobiles — 0.4%
4,749	Winnebago Industries, Inc.	233,413

	Banks — 3.3%
260	1st Source Corp.	13,341
729	Ameris Bancorp	34,919
1,205	AmeriServ Financial, Inc.	4,941
556	BancFirst Corp.	30,385
1,806	BancorpSouth, Inc.	57,070
615	Banner Corp.	35,252

SHARES	INVESTMENTS	VALUE($)

	Banks — continued
1,773	Brookline Bancorp, Inc.	27,304
965	Capital Bank Financial Corp., Class A	39,179
195	Capital City Bank Group, Inc.	4,809
740	Cathay General Bancorp	30,932
160	Chemical Financial Corp.	8,430
923	Community Bank System, Inc.	51,033
628	Community Trust Bancorp, Inc.	30,332
761	CVB Financial Corp.	18,158
989	Farmers Capital Bank Corp.	41,142
736	FCB Financial Holdings, Inc., Class A*	34,371
70	First Busey Corp.	2,178
648	First Financial Bancorp	17,690
582	First Financial Bankshares, Inc.	26,568
173	First Financial Corp.	8,218
212	First Merchants Corp.	9,116
757	First Midwest Bancorp, Inc.	17,479
1,907	Fulton Financial Corp.	34,707
730	Glacier Bancorp, Inc.	27,711
1,057	Great Western Bancorp, Inc.	42,904
696	Hancock Holding Co.	33,930
1,553	Home BancShares, Inc.	34,911
442	IBERIABANK Corp.	32,598
822	Independent Bank Corp.	59,266
4,700	Investors Bancorp, Inc.	64,625
1,056	MB Financial, Inc.	48,513
309	NBT Bancorp, Inc.	11,785
641	OFG Bancorp (Puerto Rico)	5,705
2,230	Old National Bancorp	40,586
340	Renasant Corp.	14,076
487	Republic Bancorp, Inc., Class A	19,149
543	S&T Bancorp, Inc.	22,203
202	Sandy Spring Bancorp, Inc.	8,163
2,299	Sterling Bancorp	57,590
1,278	Trustmark Corp.	42,097
515	UMB Financial Corp.	37,868
1,985	Umpqua Holdings Corp.	40,613
904	United Bankshares, Inc.	32,499
1,622	United Community Banks, Inc.	44,475
4,585	Valley National Bancorp	52,728
6,605	Webster Financial Corp.	363,209
435	WesBanco, Inc.	17,574
496	Westamerica Bancorp	28,882
479	Wintrust Financial Corp.	38,938

		1,800,152

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)

Common Stocks — continued
	Beverages — 1.5%
2,101	Boston Beer Co., Inc. (The), Class A*	374,083
758	Coca-Cola Bottling Co. Consolidated	170,974
1,436	MGP Ingredients, Inc.	97,591
1,657	National Beverage Corp.	162,220

		804,868

	Biotechnology — 1.9%
3,690	Achillion Pharmaceuticals, Inc.*	14,834
1,513	Acorda Therapeutics, Inc.*	40,208
336	Arena Pharmaceuticals, Inc.*	9,418
344	Avexis, Inc.*	35,951
1,081	Blueprint Medicines Corp.*	71,800
789	Chimerix, Inc.*	3,882
714	Dynavax Technologies Corp.*	15,708
605	Eagle Pharmaceuticals, Inc.*	32,519
1,269	Emergent BioSolutions, Inc.*	52,016
954	Enanta Pharmaceuticals, Inc.*	47,385
644	Five Prime Therapeutics, Inc.*	28,890
723	Genomic Health, Inc.*	23,707
1,768	Halozyme Therapeutics, Inc.*	31,347
1,057	ImmunoGen, Inc.*	6,131
3,673	Inovio Pharmaceuticals, Inc.*	21,414
2,773	Ironwood Pharmaceuticals, Inc.*	42,649
2,229	Keryx Biopharmaceuticals, Inc.*	14,444
326	Ligand Pharmaceuticals, Inc.*	47,384
292	Merrimack Pharmaceuticals, Inc.	3,428
3,353	MiMedx Group, Inc.*	42,516
1,553	Momenta Pharmaceuticals, Inc.*	21,897
1,512	Myriad Genetics, Inc.*	51,831
863	NewLink Genetics Corp.*	8,078
2,579	Novavax, Inc.*	2,811
7,989	PDL BioPharma, Inc.*	23,647
1,715	Repligen Corp.*	63,798
1,887	Retrophin, Inc.*	46,930
456	Sage Therapeutics, Inc.*	28,856
2,715	Sangamo Therapeutics, Inc.*	33,666
695	Spark Therapeutics, Inc.*	56,225
3,202	Spectrum Pharmaceuticals, Inc.*	62,727
2,421	Vanda Pharmaceuticals, Inc.*	38,010

		1,024,107

	Building Products — 1.2%
1,290	Advanced Drainage Systems, Inc.	25,219
1,010	American Woodmark Corp.*	97,566
1,395	Apogee Enterprises, Inc.	66,583
1,988	Builders FirstSource, Inc.*	35,824

SHARES	INVESTMENTS	VALUE($)

	Building Products — continued
749	Gibraltar Industries, Inc.*	24,904
1,785	Griffon Corp.	40,252
625	Masonite International Corp.*	41,937
222	NCI Building Systems, Inc.*	3,541
523	Patrick Industries, Inc.*	48,639
1,532	Quanex Building Products Corp.	33,627
1,109	Simpson Manufacturing Co., Inc.	61,816
528	Trex Co., Inc.*	57,790
863	Universal Forest Products, Inc.	97,433

		635,131

	Capital Markets — 0.1%
607	Evercore, Inc., Class A	48,621
223	Financial Engines, Inc.	8,050

		56,671

	Chemicals — 3.9%
3,521	A Schulman, Inc.	138,375
1,266	AdvanSix, Inc.*	58,578
1,006	American Vanguard Corp.	22,635
1,459	Balchem Corp.	122,979
2,074	Calgon Carbon Corp.	45,006
4,879	Ferro Corp.*	116,218
99	Flotek Industries, Inc.*	487
1,852	GCP Applied Technologies, Inc.*	54,171
3,118	HB Fuller Co.	177,320
1,339	Ingevity Corp.*	95,377
930	Innophos Holdings, Inc.	45,505
1,521	Innospec, Inc.	94,074
765	Koppers Holdings, Inc.*	37,141
2,296	Kraton Corp.*	112,573
989	LSB Industries, Inc.*	7,467
4,340	Minerals Technologies, Inc.	312,046
2,244	PolyOne Corp.	103,381
2,794	Rayonier Advanced Materials, Inc.	40,150
4,116	Sensient Technologies Corp.	313,022
1,108	Stepan Co.	88,485
1,101	Tredegar Corp.	21,304
1,378	Trinseo SA	97,838
2,222	Tronox Ltd., Class A	58,816

		2,162,948

	Commercial Services & Supplies — 3.9%
1,497	ABM Industries, Inc.	62,829
10,701	ACCO Brands Corp.*	139,648
789	Brady Corp., Class A	30,021
697	Brink’s Co. (The)	53,042

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	79

JPMorgan Diversified Return U.S. Small Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)

Common Stocks — continued
	Commercial Services & Supplies — continued
483	CompX International, Inc.	7,173
712	Deluxe Corp.	49,591
4,645	Healthcare Services Group, Inc.	245,674
4,820	Herman Miller, Inc.	161,952
3,542	HNI Corp.	121,207
11,235	Interface, Inc.	256,158
1,589	Kimball International, Inc., Class B	30,461
4,946	Knoll, Inc.	104,954
1,315	Matthews International Corp., Class A	82,648
860	McGrath RentCorp	38,442
223	Mobile Mini, Inc.	7,381
740	MSA Safety, Inc.	58,830
542	Multi-Color Corp.	44,823
7,235	Rollins, Inc.	317,689
7,020	Steelcase, Inc., Class A	102,141
641	Team, Inc.*	7,884
1,478	Tetra Tech, Inc.	72,792
690	UniFirst Corp.	108,675
649	Viad Corp.	37,674
987	Virco Manufacturing Corp.*	5,577

		2,147,266

	Communications Equipment — 1.5%
3,675	ADTRAN, Inc.	77,543
683	Applied Optoelectronics, Inc.*	27,825
1,363	CalAmp Corp.*	30,981
1,800	Ciena Corp.*	38,286
1,683	Comtech Telecommunications Corp.	36,201
3,933	Extreme Networks, Inc.*	47,196
1,526	Finisar Corp.*	35,922
1,834	Infinera Corp.*	15,351
7,436	Inseego Corp.*	11,154
832	InterDigital, Inc.	61,027
1,095	Lumentum Holdings, Inc.*	69,149
830	NETGEAR, Inc.*	38,720
1,210	NetScout Systems, Inc.*	34,364
4,149	Oclaro, Inc.*	34,312
1,079	Plantronics, Inc.	48,943
1,005	Sonus Networks, Inc.*	7,839
848	Ubiquiti Networks, Inc.*	52,729
1,070	ViaSat, Inc.*	69,657
9,045	Viavi Solutions, Inc.*	83,938

		821,137

	Construction & Engineering — 0.6%
1,154	Aegion Corp.*	26,877
560	Argan, Inc.	38,500

SHARES	INVESTMENTS	VALUE($)

	Construction & Engineering — continued
1,662	Comfort Systems USA, Inc.	73,626
508	Dycom Industries, Inc.*	44,618
833	EMCOR Group, Inc.	67,065
409	Granite Construction, Inc.	26,049
1,086	MasTec, Inc.*	47,295
1,116	Tutor Perini Corp.*	31,471

		355,501

	Construction Materials — 0.1%
565	US Concrete, Inc.*	44,183

	Consumer Finance — 0.2%
811	Encore Capital Group, Inc.*	37,671
660	EZCORP, Inc., Class A*	6,765
66	FirstCash, Inc.	4,214
538	PRA Group, Inc.*	15,010
239	World Acceptance Corp.*	20,913

		84,573

	Containers & Packaging — 0.1%
1,041	Greif, Inc., Class A	57,807
1,027	Myers Industries, Inc.	22,183

		79,990

	Distributors — 0.7%
1,034	Core-Mark Holding Co., Inc.	35,218
2,991	Pool Corp.	361,253

		396,471

	Diversified Consumer Services — 0.9%
1,723	Adtalem Global Education, Inc.	63,665
1,407	American Public Education, Inc.*	28,140
1,591	Bridgepoint Education, Inc.*	15,401
1,025	Bright Horizons Family Solutions, Inc.*	88,457
894	Carriage Services, Inc.	23,155
2,769	Chegg, Inc.*	42,947
1,033	Grand Canyon Education, Inc.*	92,464
373	Houghton Mifflin Harcourt Co.*	3,693
196	K12, Inc.*	3,179
2,240	Regis Corp.*	33,443
948	Sotheby’s*	49,125
379	Strayer Education, Inc.	35,524
2,623	Universal Technical Institute, Inc.*	8,735
757	Weight Watchers International, Inc.*	34,004

		521,932

	Diversified Telecommunication Services — 1.4%
3,333	Alaska Communications Systems Group, Inc.*	8,132
1,881	Cogent Communications Holdings, Inc.	101,386

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)

Common Stocks — continued
	Diversified Telecommunication Services — continued
3,281	IDT Corp., Class B	43,244
22,467	Iridium Communications, Inc.*	269,604
38,714	Vonage Holdings Corp.*	314,745
31,224	Windstream Holdings, Inc.	58,701

		795,812

	Electric Utilities — 4.1%
4,483	ALLETE, Inc.	351,243
5,716	El Paso Electric Co.	328,670
3,611	IDACORP, Inc.	332,320
2,061	MGE Energy, Inc.	136,129
3,241	Otter Tail Corp.	148,924
7,578	PNM Resources, Inc.	328,885
6,951	Portland General Electric Co.	331,841
20,273	Spark Energy, Inc., Class A	283,822

		2,241,834

	Electrical Equipment — 0.4%
1,246	AZZ, Inc.	59,559
907	Encore Wire Corp.	40,951
694	EnerSys	48,143
646	Generac Holdings, Inc.*	33,650
2,120	LSI Industries, Inc.	14,734
469	Vicor Corp.*	10,107

		207,144

	Electronic Equipment, Instruments & Components — 2.3%
597	Anixter International, Inc.*	41,014
1,296	Badger Meter, Inc.	56,765
580	Belden, Inc.	46,348
838	Benchmark Electronics, Inc.*	25,936
363	CTS Corp.	9,874
1,941	Daktronics, Inc.	19,934
1,040	Fabrinet (Thailand)*	38,667
1,358	II-VI, Inc.*	61,382
2,148	Insight Enterprises, Inc.*	96,767
1,012	Itron, Inc.*	79,088
663	Littelfuse, Inc.	138,567
850	Methode Electronics, Inc.	39,865
1,551	MTS Systems Corp.	80,730
1,130	Park Electrochemical Corp.	21,334
1,061	PC Connection, Inc.	28,647
386	PCM, Inc.*	5,423
996	Plexus Corp.*	61,184
479	Rogers Corp.*	72,846
1,151	Sanmina Corp.*	37,667
1,018	ScanSource, Inc.*	43,723

SHARES	INVESTMENTS	VALUE($)

	Electronic Equipment, Instruments & Components — continued
681	SYNNEX Corp.	91,853
577	Systemax, Inc.	16,473
630	Tech Data Corp.*	58,445
1,542	TTM Technologies, Inc.*	24,333
3,594	Vishay Intertechnology, Inc.	79,967

		1,276,832

	Energy Equipment & Services — 0.7%
2,358	Archrock, Inc.	28,296
1,450	Bristow Group, Inc.	13,688
1,255	CARBO Ceramics, Inc.*	10,391
10,018	Ensco plc, Class A	53,997
469	Geospace Technologies Corp.*	7,044
1,059	Gulf Island Fabrication, Inc.	13,926
2,160	Helix Energy Solutions Group, Inc.*	14,731
1,520	Matrix Service Co.*	21,432
7,883	McDermott International, Inc.*	52,186
3,036	Newpark Resources, Inc.*	26,565
2,952	Parker Drilling Co.*	3,100
3,952	Pioneer Energy Services Corp.*	7,509
1,826	SEACOR Holdings, Inc.*	86,187
2,649	TETRA Technologies, Inc.*	7,523
2,230	Unit Corp.*	41,746

		388,321

	Equity Real Estate Investment Trusts (REITs) — 2.1%
196	Acadia Realty Trust	5,517
715	Agree Realty Corp.	33,812
1,398	American Assets Trust, Inc.	54,228
1,689	CareTrust REIT, Inc.	31,922
225	Chesapeake Lodging Trust	6,278
2,922	Cousins Properties, Inc.	26,356
1,618	DiamondRock Hospitality Co.	17,572
404	EastGroup Properties, Inc.	36,598
1,775	First Industrial Realty Trust, Inc.	54,812
1,680	Four Corners Property Trust, Inc.	41,462
1,894	Franklin Street Properties Corp.	18,940
1,235	GEO Group, Inc. (The)	32,048
1,073	Government Properties Income Trust	19,496
175	Healthcare Realty Trust, Inc.	5,642
169	Kite Realty Group Trust	3,159
957	Lexington Realty Trust	9,685
2,247	LTC Properties, Inc.	104,508
446	Mack-Cali Realty Corp.	10,155
625	National Health Investors, Inc.	47,619
872	Pennsylvania REIT	8,476
397	Potlatch Corp.	20,565

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	81

JPMorgan Diversified Return U.S. Small Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)

Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
511	PS Business Parks, Inc.	67,621
1,740	Ramco-Gershenson Properties Trust	21,976
234	Retail Opportunity Investments Corp.	4,207
1,668	Rexford Industrial Realty, Inc.	49,523
919	Ryman Hospitality Properties, Inc.	60,774
1,405	Sabra Health Care REIT, Inc.	27,988
493	Saul Centers, Inc.	30,132
1,209	Select Income REIT	29,209
1,431	STAG Industrial, Inc.	39,066
1,125	Starwood Waypoint Homes*	40,849
1,957	Summit Hotel Properties, Inc.	30,940
1,048	Sunstone Hotel Investors, Inc.	17,103
909	Terreno Realty Corp.	33,379
1,559	Urban Edge Properties	36,574
1,198	Washington REIT	38,564
1,606	Xenia Hotels & Resorts, Inc.	34,947

		1,151,702

	Food & Staples Retailing — 0.7%
3,246	Andersons, Inc. (The)	121,563
746	Ingles Markets, Inc., Class A	17,382
1,577	Performance Food Group Co.*	44,629
700	PriceSmart, Inc.	58,660
3,083	SpartanNash Co.	75,687
1,109	United Natural Foods, Inc.*	42,996

		360,917

	Food Products — 4.1%
4,442	B&G Foods, Inc.	141,256
1,506	Bob Evans Farms, Inc.	116,248
1,443	Calavo Growers, Inc.	106,349
2,609	Cal-Maine Foods, Inc.*	117,405
7,036	Darling Ingredients, Inc.*	128,407
6,776	Dean Foods Co.	66,066
283	Farmer Brothers Co.*	9,608
6,506	Fresh Del Monte Produce, Inc.	289,582
8,417	Hostess Brands, Inc.*	97,048
1,567	J&J Snack Foods Corp.	208,677
2,372	Lancaster Colony Corp.	297,022
2,178	Sanderson Farms, Inc.	325,764
18	Seaboard Corp.	79,202
4,889	Snyder’s-Lance, Inc.	183,973
3,048	Tootsie Roll Industries, Inc.	108,509

		2,275,116

SHARES	INVESTMENTS	VALUE($)

	Gas Utilities — 4.0%
7,361	New Jersey Resources Corp.	327,196
3,178	Northwest Natural Gas Co.	210,860
4,561	ONE Gas, Inc.	351,106
9,513	South Jersey Industries, Inc.	323,157
3,895	Southwest Gas Holdings, Inc.	320,909
4,387	Spire, Inc.	346,354
3,990	WGL Holdings, Inc.	341,943

		2,221,525

	Health Care Equipment & Supplies — 5.3%
1,276	Abaxis, Inc.	61,758
3,638	Accuray, Inc.*	17,281
925	Analogic Corp.	74,278
900	Anika Therapeutics, Inc.*	49,167
1,088	Cantel Medical Corp.	106,711
2,314	CONMED Corp.	120,837
1,106	Glaukos Corp.*	39,053
1,775	Globus Medical, Inc., Class A*	56,569
2,554	Haemonetics Corp.*	121,468
1,689	Halyard Health, Inc.*	71,191
1,432	ICU Medical, Inc.*	273,655
636	Inogen, Inc.*	62,919
1,058	Insulet Corp.*	62,221
1,435	Integer Holdings Corp.*	69,741
1,578	Integra LifeSciences Holdings Corp.*	73,819
4,010	Invacare Corp.	62,155
894	iRhythm Technologies, Inc.*	45,549
1,249	LivaNova plc*	92,301
2,251	Masimo Corp.*	197,548
2,617	Meridian Bioscience, Inc.	39,124
2,532	Merit Medical Systems, Inc.*	96,343
3,131	Natus Medical, Inc.*	132,754
1,285	Neogen Corp.*	103,057
550	Nevro Corp.*	48,169
1,208	NuVasive, Inc.*	68,530
1,200	NxStage Medical, Inc.*	32,340
2,675	OraSure Technologies, Inc.*	52,831
813	Orthofix International NV*	43,683
585	Penumbra, Inc.*	58,822
2,418	Quidel Corp.*	99,017
1,761	Surmodics, Inc.*	52,390
3,487	West Pharmaceutical Services, Inc.	353,582
2,029	Wright Medical Group NV*	53,180

		2,892,043

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)

Common Stocks — continued
	Health Care Providers & Services — 1.9%
783	Almost Family, Inc.*	34,648
582	Amedisys, Inc.*	28,000
1,059	AMN Healthcare Services, Inc.*	46,490
849	BioScrip, Inc.*	2,148
547	BioTelemetry, Inc.*	15,890
615	Chemed Corp.	137,410
977	Diplomat Pharmacy, Inc.*	20,566
2,085	Genesis Healthcare, Inc.*	2,036
1,942	HealthSouth Corp.	89,604
2,393	Kindred Healthcare, Inc.	14,478
947	LHC Group, Inc.*	63,269
1,411	Magellan Health, Inc.*	120,358
671	Molina Healthcare, Inc.*	45,514
2,702	Owens & Minor, Inc.	66,388
3,788	PharMerica Corp.*	110,988
2,677	Select Medical Holdings Corp.*	51,265
1,232	Teladoc, Inc.*	40,718
3,453	Tivity Health, Inc.*	159,701

		1,049,471

	Health Care Technology — 0.6%
705	Computer Programs & Systems, Inc.	21,256
1,908	HMS Holdings Corp.*	36,710
981	Medidata Solutions, Inc.*	73,801
3,667	Omnicell, Inc.*	182,616
1,254	Quality Systems, Inc.*	17,644

		332,027

	Hotels, Restaurants & Leisure — 3.3%
3,583	Belmond Ltd., Class A (United Kingdom)*	47,117
50	Biglari Holdings, Inc.*	17,872
1,089	BJ’s Restaurants, Inc.*	34,521
2,291	Bloomin’ Brands, Inc.	40,734
3,183	Boyd Gaming Corp.	93,039
322	Buffalo Wild Wings, Inc.*	38,060
3,324	Caesars Entertainment Corp.*	43,046
1,970	Cheesecake Factory, Inc. (The)	88,138
377	Churchill Downs, Inc.	78,623
984	Chuy’s Holdings, Inc.*	22,140
557	Cracker Barrel Old Country Store, Inc.	86,964
981	Dave & Buster’s Entertainment, Inc.*	47,284
1,781	DineEquity, Inc.	84,793
2,426	Dover Motorsports, Inc.	4,731
2,764	El Pollo Loco Holdings, Inc.*	31,786
1,833	Eldorado Resorts, Inc.*	47,108
3,431	ILG, Inc.	101,798
657	Jack in the Box, Inc.	68,006

SHARES	INVESTMENTS	VALUE($)

	Hotels, Restaurants & Leisure — continued
587	Marcus Corp. (The)	15,937
825	Marriott Vacations Worldwide Corp.	108,587
1,132	Noodles & Co.*	4,924
3,256	Papa John’s International, Inc.	221,571
1,714	Planet Fitness, Inc., Class A	45,661
2,363	Red Robin Gourmet Burgers, Inc.*	161,629
2,064	Red Rock Resorts, Inc., Class A	50,836
1,978	Ruby Tuesday, Inc.*	4,688
1,603	Ruth’s Hospitality Group, Inc.	33,823
1,251	Scientific Games Corp., Class A*	59,548
1,794	Texas Roadhouse, Inc.	89,718
1,327	Wingstop, Inc.	44,946

		1,817,628

	Household Durables — 5.0%
1,313	Bassett Furniture Industries, Inc.	50,944
6,547	Beazer Homes USA, Inc.*	137,356
6,081	Ethan Allen Interiors, Inc.	180,910
544	Hamilton Beach Brands Holding Co.*‡	17,294
1,435	Hamilton Beach Brands Holding Co., Class A*	55,635
2,820	Helen of Troy Ltd.*	261,978
661	Installed Building Products, Inc.*	46,072
2,369	iRobot Corp.*	159,173
6,583	KB Home	180,572
6,296	La-Z-Boy, Inc.	169,677
2,644	LGI Homes, Inc.*	159,513
4,904	M/I Homes, Inc.*	163,794
5,865	MDC Holdings, Inc.	217,240
3,140	Meritage Homes Corp.*	152,918
1,697	Skyline Corp.*	21,196
5,443	Taylor Morrison Home Corp., Class A*	131,448
1,231	TopBuild Corp.*	81,234
10,844	TRI Pointe Group, Inc.*	191,830
1,861	Universal Electronics, Inc.*	111,660
3,687	William Lyon Homes, Class A*	102,314
10,283	ZAGG, Inc.*	160,929

		2,753,687

	Household Products — 1.0%
2,441	Central Garden & Pet Co.*	93,197
4,477	Central Garden & Pet Co., Class A*	165,246
425	HRG Group, Inc.*	6,894
929	Spectrum Brands Holdings, Inc.	102,116
1,765	WD-40 Co.	195,650

		563,103

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	83

JPMorgan Diversified Return U.S. Small Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)

Common Stocks — continued
	Independent Power and Renewable Electricity Producers — 0.7%
882	Atlantica Yield plc (Spain)	19,739
1,373	NRG Yield, Inc., Class A	25,195
2,759	Ormat Technologies, Inc.	179,142
4,202	Pattern Energy Group, Inc.	96,940
4,597	TerraForm Power, Inc., Class A	61,736

		382,752

	Insurance — 1.2%
174	Baldwin & Lyons, Inc., Class B	3,993
1,914	CNO Financial Group, Inc.	45,878
237	Crawford & Co., Class B	2,792
1,060	Employers Holdings, Inc.	50,562
518	FBL Financial Group, Inc., Class A	40,067
1,059	Fidelity & Guaranty Life	32,935
857	Horace Mann Educators Corp.	37,537
719	Infinity Property & Casualty Corp.	67,838
72	National Western Life Group, Inc., Class A	25,746
958	Navigators Group, Inc. (The)	55,564
641	Primerica, Inc.	56,728
655	RLI Corp.	38,704
483	Safety Insurance Group, Inc.	39,703
2,037	Selective Insurance Group, Inc.	121,405
931	State Auto Financial Corp.	23,871
757	Stewart Information Services Corp.	28,721

		672,044

	Internet & Direct Marketing Retail — 0.8%
1,145	HSN, Inc.	43,166
6,322	Nutrisystem, Inc.	315,784
1,566	PetMed Express, Inc.	55,374
133	Shutterfly, Inc.*	5,679

		420,003

	Internet Software & Services — 1.4%
891	2U, Inc.*	56,694
929	Alarm.com Holdings, Inc.*	43,366
1,345	Blucora, Inc.*	29,187
906	Envestnet, Inc.*	48,380
1,721	Five9, Inc.*	43,421
1,288	GrubHub, Inc.*	78,594
911	j2 Global, Inc.	67,542
605	Liquidity Services, Inc.*	3,449
2,568	LivePerson, Inc.*	36,080
7,591	Meet Group, Inc. (The)*	25,733
1,523	Shutterstock, Inc.*	59,382
256	Stamps.com, Inc.*	57,446
632	Trade Desk, Inc. (The), Class A*	41,661

SHARES	INVESTMENTS	VALUE($)

	Internet Software & Services — continued
3,350	TrueCar, Inc.*	54,203
2,726	Web.com Group, Inc.*	65,697
2,063	XO Group, Inc.*	41,177

		752,012

	IT Services — 2.1%
2,712	Acxiom Corp.*	68,234
710	CACI International, Inc., Class A*	102,063
989	Cardtronics plc, Class A*	22,648
1,145	Computer Task Group, Inc.*	5,771
2,425	Convergys Corp.	62,395
1,749	CSG Systems International, Inc.	74,053
544	EPAM Systems, Inc.*	49,586
1,659	EVERTEC, Inc. (Puerto Rico)	24,885
665	ExlService Holdings, Inc.*	41,509
427	ManTech International Corp., Class A	19,817
5,287	MAXIMUS, Inc.	351,215
1,497	Perficient, Inc.*	29,117
1,066	Science Applications International Corp.	78,180
532	Sykes Enterprises, Inc.*	15,396
1,478	Syntel, Inc.*	34,526
1,359	TeleTech Holdings, Inc.	56,602
4,033	Travelport Worldwide Ltd.	63,278
1,278	Unisys Corp.*	11,183
1,128	Virtusa Corp.*	43,044

		1,153,502

	Leisure Products — 0.6%
13,719	Callaway Golf Co.	197,965
7,786	JAKKS Pacific, Inc.*	21,412
7,430	Nautilus, Inc.*	96,590
369	Sturm Ruger & Co., Inc.	18,284

		334,251

	Life Sciences Tools & Services — 0.4%
1,420	Cambrex Corp.*	61,415
674	Fluidigm Corp.*	3,909
855	INC Research Holdings, Inc., Class A*	48,863
3,077	Luminex Corp.	65,694
835	PRA Health Sciences, Inc.*	67,994

		247,875

	Machinery — 3.1%
963	Actuant Corp., Class A	24,556
1,205	Albany International Corp., Class A	72,722
404	Astec Industries, Inc.	20,988
851	Barnes Group, Inc.	55,392
8,794	Briggs & Stratton Corp.	221,609

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)

Common Stocks — continued
	Machinery — continued
1,770	Chart Industries, Inc.*	76,995
503	CIRCOR International, Inc.	22,107
2,384	Columbus McKinnon Corp.	94,311
810	EnPro Industries, Inc.	67,829
558	ESCO Technologies, Inc.	32,336
1,151	Federal Signal Corp.	24,574
1,074	Franklin Electric Co., Inc.	48,867
501	Greenbrier Cos., Inc. (The)	26,152
2,970	Hillenbrand, Inc.	117,463
608	John Bean Technologies Corp.	64,995
957	Kennametal, Inc.	41,773
284	LB Foster Co., Class A*	7,072
241	Lindsay Corp.	22,066
561	LS Starrett Co. (The), Class A	4,769
2,402	Manitowoc Co., Inc. (The)*	22,867
1,157	Meritor, Inc.*	30,094
325	Middleby Corp. (The)*	37,668
1,691	Mueller Industries, Inc.	58,762
3,714	Mueller Water Products, Inc., Class A	44,345
703	RBC Bearings, Inc.*	87,045
1,757	Rexnord Corp.*	44,839
392	Standex International Corp.	40,592
692	Tennant Co.	47,990
5,257	Titan International, Inc.	51,203
1,127	TriMas Corp.*	29,922
2,344	Wabash National Corp.	52,740
881	Watts Water Technologies, Inc., Class A	59,379
658	Woodward, Inc.	50,883

		1,704,905

	Marine — 0.0% (a)
857	Matson, Inc.	23,336

	Media — 1.4%
1,405	AMC Entertainment Holdings, Inc., Class A	19,529
1,777	EW Scripps Co. (The), Class A*	30,813
4,424	Gannett Co., Inc.	38,489
2,761	Gray Television, Inc.*	42,989
2,487	Liberty Media Corp.-Liberty Formula One, Class A*	90,527
459	Liberty Media Corp.-Liberty Formula One, Class C*	17,506
966	Loral Space & Communications, Inc.*	45,547
1,600	MDC Partners, Inc., Class A*	18,400
1,741	Meredith Corp.	92,273
1,792	MSG Networks, Inc., Class A*	31,091
4,453	New York Times Co. (The), Class A	85,052

SHARES	INVESTMENTS	VALUE($)

	Media — continued
982	Nexstar Media Group, Inc., Class A	62,652
1,521	Scholastic Corp.	56,186
1,308	Sinclair Broadcast Group, Inc., Class A	41,464
3,319	Time, Inc.	38,500
3,119	World Wrestling Entertainment, Inc., Class A	82,747

		793,765

	Metals & Mining — 1.6%
4,293	AK Steel Holding Corp.*	19,705
2,541	Allegheny Technologies, Inc.*	63,982
1,492	Carpenter Technology Corp.	74,287
2,466	Century Aluminum Co.*	34,524
6,662	Cleveland-Cliffs, Inc.*	39,706
1,950	Coeur Mining, Inc.*	14,800
3,897	Commercial Metals Co.	75,914
2,065	Compass Minerals International, Inc.	135,464
1,271	Haynes International, Inc.	45,349
11,876	Hecla Mining Co.	56,055
1,518	Kaiser Aluminum Corp.	150,555
661	Materion Corp.	33,942
725	Olympic Steel, Inc.	13,688
3,330	SunCoke Energy, Inc.*	36,930
1,725	Worthington Industries, Inc.	78,487

		873,388

	Mortgage Real Estate Investment Trusts (REITs) — 0.5%
1,068	AG Mortgage Investment Trust, Inc.	20,089
1,893	ARMOUR Residential REIT, Inc.	47,420
6,562	Capstead Mortgage Corp.	57,877
6,218	CYS Investments, Inc.	49,744
5,081	New York Mortgage Trust, Inc.	30,638
1,813	Redwood Trust, Inc.	28,482
2,503	Western Asset Mortgage Capital Corp.	25,205

		259,455

	Multiline Retail — 0.4%
1,320	Big Lots, Inc.	67,729
1,015	Dillard’s, Inc., Class A	51,562
3,392	Fred’s, Inc., Class A	14,959
1,639	Ollie’s Bargain Outlet Holdings, Inc.*	73,181

		207,431

	Multi-Utilities — 1.7%
6,251	Avista Corp.	326,552
4,732	Black Hills Corp.	308,810
4,842	NorthWestern Corp.	287,034

		922,396

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	85

JPMorgan Diversified Return U.S. Small Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — 1.3%
6,558	Abraxas Petroleum Corp.*	13,969
3,456	Callon Petroleum Co.*	38,327
1,100	Contango Oil & Gas Co.*	4,389
2,483	CVR Energy, Inc.	68,158
2,747	Delek US Energy, Inc.	71,559
4,659	DHT Holdings, Inc.	18,357
734	Frontline Ltd. (Norway)	4,470
1,401	GasLog Ltd. (Monaco)	24,167
2,119	Golar LNG Ltd. (Bermuda)	44,775
3,785	Green Plains, Inc.	69,644
5,273	Halcon Resources Corp.*	34,696
719	NACCO Industries, Inc., Class A	29,910
881	Northern Oil and Gas, Inc.*	705
1,963	Oasis Petroleum, Inc.*	18,550
1,062	REX American Resources Corp.*	93,647
1,850	Sanchez Energy Corp.*	8,011
3,126	Scorpio Tankers, Inc. (Monaco)	11,129
2,767	SemGroup Corp., Class A	72,080
4,070	Ship Finance International Ltd. (Norway)	60,643
6,315	Teekay Tankers Ltd., Class A (Bermuda)	9,346
4,279	W&T Offshore, Inc.*	13,393

		709,925

	Paper & Forest Products — 0.9%
1,248	Boise Cascade Co.*	44,242
1,080	Clearwater Paper Corp.*	49,842
558	Deltic Timber Corp.	51,676
2,333	KapStone Paper and Packaging Corp.	52,399
1,925	Louisiana-Pacific Corp.*	52,322
4,125	PH Glatfelter Co.	86,460
3,810	Schweitzer-Mauduit International, Inc.	160,896

		497,837

	Personal Products — 0.8%
2,568	Medifast, Inc.	160,243
371	Nature’s Sunshine Products, Inc.	3,673
3,884	USANA Health Sciences, Inc.*	255,179

		419,095

	Pharmaceuticals — 0.9%
595	ANI Pharmaceuticals, Inc.*	34,557
1,759	Catalent, Inc.*	74,916
2,216	Corcept Therapeutics, Inc.*	43,633
1,014	Depomed, Inc.*	4,908
1,171	Impax Laboratories, Inc.*	21,253
3,295	Innoviva, Inc.*	40,331
872	Lannett Co., Inc.*	17,353

SHARES	INVESTMENTS	VALUE($)

	Pharmaceuticals — continued
2,065	Nektar Therapeutics*	49,746
358	Pacira Pharmaceuticals, Inc.*	11,474
1,130	Paratek Pharmaceuticals, Inc.*	24,182
1,889	Prestige Brands Holdings, Inc.*	88,594
855	Supernus Pharmaceuticals, Inc.*	35,568
1,109	Theravance Biopharma, Inc. (Cayman Islands)*	32,006

		478,521

	Professional Services — 1.0%
414	Acacia Research Corp.*	1,863
707	Advisory Board Co. (The)*	38,125
802	CRA International, Inc.	33,892
2,277	Forrester Research, Inc.	99,505
893	FTI Consulting, Inc.*	38,176
399	Heidrick & Struggles International, Inc.	9,915
483	Huron Consulting Group, Inc.*	17,678
618	Insperity, Inc.	58,648
627	Kelly Services, Inc., Class A	16,496
567	Korn/Ferry International	23,718
1,967	Navigant Consulting, Inc.*	34,049
889	On Assignment, Inc.*	54,425
949	Resources Connection, Inc.	14,947
1,466	TriNet Group, Inc.*	50,899
353	TrueBlue, Inc.*	9,566
785	WageWorks, Inc.*	50,044

		551,946

	Real Estate Management & Development — 0.0% (a)
1,269	Kennedy-Wilson Holdings, Inc.	24,682

	Road & Rail — 1.3%
861	AMERCO	338,063
1,136	ArcBest Corp.	37,034
1,121	Avis Budget Group, Inc.*	46,241
1,423	Covenant Transportation Group, Inc., Class A*	42,263
1,895	Heartland Express, Inc.	40,420
2,193	Knight-Swift Transportation Holdings, Inc.*	90,900
698	Saia, Inc.*	45,230
1,890	Werner Enterprises, Inc.	67,379

		707,530

	Semiconductors & Semiconductor Equipment — 3.0%
918	Advanced Energy Industries, Inc.*	77,773
4,347	Amkor Technology, Inc.*	50,295
2,804	Brooks Automation, Inc.	96,430
1,230	Cabot Microelectronics Corp.	118,904
1,044	CEVA, Inc.*	50,425
696	Cirrus Logic, Inc.*	38,976

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
305	Cohu, Inc.	7,869
2,557	Cree, Inc.*	91,285
1,691	Diodes, Inc.*	58,069
413	DSP Group, Inc.*	5,534
3,457	Entegris, Inc.	113,217
1,365	Inphi Corp.*	55,938
1,791	Integrated Device Technology, Inc.*	55,646
6,004	Lattice Semiconductor Corp.*	35,123
2,298	MaxLinear, Inc.*	56,232
1,037	MKS Instruments, Inc.	112,670
847	Monolithic Power Systems, Inc.	103,054
2,222	Nanometrics, Inc.*	62,816
2,593	NeoPhotonics Corp.*	13,510
2,496	Photronics, Inc.*	24,211
900	Power Integrations, Inc.	72,315
3,483	Rambus, Inc.*	51,235
2,536	Semtech Corp.*	104,103
22	Sigma Designs, Inc.*	133
1,140	Silicon Laboratories, Inc.*	108,186
356	Synaptics, Inc.*	13,215
1,436	Ultra Clean Holdings, Inc.*	36,647
2,877	Xcerra Corp.*	28,338

		1,642,149

	Software — 3.1%
6,182	8x8, Inc.*	82,530
5,218	ACI Worldwide, Inc.*	125,649
1,144	Agilysys, Inc.*	14,037
1,475	Aspen Technology, Inc.*	95,167
976	Barracuda Networks, Inc.*	22,751
1,169	Blackbaud, Inc.	118,420
872	BroadSoft, Inc.*	47,829
1,895	Callidus Software, Inc.*	48,038
1,464	CommVault Systems, Inc.*	76,201
1,322	Ebix, Inc.	89,830
606	Ellie Mae, Inc.*	54,510
805	Fair Isaac Corp.	116,854
1,290	Gigamon, Inc.*	49,665
485	Globant SA*	18,294
436	MicroStrategy, Inc., Class A*	57,665
937	Paycom Software, Inc.*	77,021
2,144	Pegasystems, Inc.	124,995
2,829	Progress Software Corp.	119,752
2,167	Qualys, Inc.*	114,634
2,274	RealNetworks, Inc.*	10,733
1,125	RealPage, Inc.*	48,713

SHARES	INVESTMENTS	VALUE($)

	Software — continued
1,323	RingCentral, Inc., Class A*	55,765
1,905	Rosetta Stone, Inc.*	19,374
2,135	TiVo Corp.	38,750
1,748	VASCO Data Security International, Inc.*	23,773
1,486	Verint Systems, Inc.*	62,709

		1,713,659

	Specialty Retail — 2.8%
1,355	Aaron’s, Inc.	49,864
1,367	Abercrombie & Fitch Co., Class A	18,359
3,523	American Eagle Outfitters, Inc.	45,869
857	Asbury Automotive Group, Inc.*	52,620
1,515	bebe stores, Inc.*	8,348
2,921	Buckle, Inc. (The)	48,050
1,978	Caleres, Inc.	54,059
1,651	Cato Corp. (The), Class A	21,232
4,243	Chico’s FAS, Inc.	33,902
739	Children’s Place, Inc. (The)	80,403
1,437	Citi Trends, Inc.	31,269
679	Conn’s, Inc.*	20,879
3,276	DSW, Inc., Class A	62,735
1,774	Express, Inc.*	12,010
2,061	Finish Line, Inc. (The), Class A	19,105
1,210	Five Below, Inc.*	66,853
2,958	Francesca’s Holdings Corp.*	19,138
695	Genesco, Inc.*	17,028
1,669	GNC Holdings, Inc., Class A	11,416
878	Group 1 Automotive, Inc.	68,984
2,678	Guess?, Inc.	43,410
1,535	Haverty Furniture Cos., Inc.	36,610
1,413	Hibbett Sports, Inc.*	18,086
1,491	Kirkland’s, Inc.*	17,445
514	Lithia Motors, Inc., Class A	58,175
519	Lumber Liquidators Holdings, Inc.*	15,975
2,446	Monro, Inc.	120,710
7,377	Office Depot, Inc.	22,869
2,653	Pier 1 Imports, Inc.	11,036
1,586	Rent-A-Center, Inc.	15,765
582	RH*	52,333
3,653	Select Comfort Corp.*	118,723
2,633	Shoe Carnival, Inc.	49,421
1,394	Sonic Automotive, Inc., Class A	27,671
1,131	Tailored Brands, Inc.	17,474
906	Vitamin Shoppe, Inc.*	4,168
8,181	Zumiez, Inc.*	144,395

		1,516,389

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	87

JPMorgan Diversified Return U.S. Small Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)

Common Stocks — continued
	Technology Hardware, Storage & Peripherals — 0.2%
1,274	Cray, Inc.*	26,308
1,794	Diebold Nixdorf, Inc.	34,624
1,290	Super Micro Computer, Inc.*	25,671

		86,603

	Textiles, Apparel & Luxury Goods — 1.8%
5,609	Columbia Sportswear Co.	349,889
2,894	G-III Apparel Group Ltd.*	73,334
1,493	Movado Group, Inc.	41,356
1,660	Oxford Industries, Inc.	107,236
7,578	Steven Madden Ltd.*	295,542
4,830	Wolverine World Wide, Inc.	131,859

		999,216

	Thrifts & Mortgage Finance — 0.8%
1,088	BofI Holding, Inc.*	29,267
3,171	Capitol Federal Financial, Inc.	43,728
2,140	Dime Community Bancshares, Inc.	47,187
2,619	Kearny Financial Corp.	39,416
3,286	MGIC Investment Corp.*	46,990
2,452	Northwest Bancshares, Inc.	41,365
2,057	OceanFirst Financial Corp.	57,082
1,896	Oritani Financial Corp.	32,137
1,384	PHH Corp.*	18,283
2,159	TrustCo Bank Corp.	19,809
1,649	Washington Federal, Inc.	57,385

		432,649

	Tobacco — 1.0%
3,421	Universal Corp.	196,194
15,811	Vector Group Ltd.	328,553

		524,747

	Trading Companies & Distributors — 1.1%
2,336	Aircastle Ltd.	54,335
2,799	Applied Industrial Technologies, Inc.	178,156
1,749	Beacon Roofing Supply, Inc.*	96,912
327	DXP Enterprises, Inc.*	10,487
985	GATX Corp.	58,519
1,322	Kaman Corp.	73,953
498	Lawson Products, Inc.*	12,525
3,822	MRC Global, Inc.*	65,547
832	Textainer Group Holdings Ltd.*	16,266
1,724	Titan Machinery, Inc.*	25,670

		592,370

SHARES	INVESTMENTS	VALUE($)

	Water Utilities — 1.3%
3,865	American States Water Co.	207,744
5,291	California Water Service Group	222,222
3,502	Connecticut Water Service, Inc.	217,194
1,456	SJW Group	86,355

		733,515

	Total Common Stocks (Cost $49,482,958)	54,174,342

NO. OF RIGHTS
Rights — 0.0% (a)
	Media — 0.0% (a)
1,533	Media General, Inc., CVR*‡ (Cost $—)	75

SHARES
Short-Term Investment — 0.8%
	Investment Company — 0.8%
461,963	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (c) (Cost $461,963)	461,963

	Total Investments — 99.3% (Cost $49,944,921)	54,636,380
	Other Assets Less Liabilities — 0.7%	374,725

	Net Assets — 100.0%	$55,011,105

Percentages indicated are based on net assets.

*	— Non-income producing security.
‡	— Value determined using significant unobservable inputs.
(a)	— Represents less than 0.05% of net assets.
(b)	— Affiliated company as defined under the Investment Company Act of 1940.
(c)	— The rate shown was the current yield as of October 31, 2017.

Abbreviations

CVR	— Contingent Value Rights

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	8	12/2017	USD	601,120	11,914

					11,914

Abbreviations

USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	89

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2017

	JPMorgan Diversified Return Emerging Markets Equity ETF	JPMorgan Diversified Return Europe Currency Hedged ETF	JPMorgan Diversified Return Europe Equity ETF
ASSETS:
Investments in non-affiliates, at value	$165,355,337	$—	$79,006,495
Investments in affiliates, at value	—	30,739,404	—
Cash	543,716	19,472	336,576
Restricted cash	—	—	5,700
Foreign currency, at value	119,977	—	3,746
Segregated cash balance with Authorized Participant for deposit securities	—	—	453,284
Receivables:
Dividends from non-affiliates	122,710	—	59,286
Tax reclaims	—	—	211,009
Unrealized appreciation on forward foreign currency exchange contracts	—	527,922	—
Due from Adviser	31,576	16,084	7,414
Prepaid Expenses	9,841	1,165	1,882

Total Assets	166,183,157	31,304,047	80,085,392

LIABILITIES:
Payables:
Investment securities purchased	765	526,455	—
Unrealized depreciation on forward foreign currency exchange contracts	—	11,646	—
Accrued liabilities:
Administration fees	11,983	2,177	5,322
Custodian and Transfer Agent fees	72,480	3,417	42,004
Trustees’ and Chief Compliance Officer’s fees	2,541	371	926
Deferred India capital gains tax	240,033	—	—
Accounting fees	14,591	234	9,477
Professional Fees	72,402	42,347	78,375
Collateral upon return of deposit securities	—	—	453,284
Other	27,316	10,155	3,647

Total Liabilities	442,111	596,802	593,035

Net Assets	$165,741,046	$30,707,245	$79,492,357

NET ASSETS:
Paid-in-Capital	$148,691,660	$27,087,053	$66,250,524
Accumulated undistributed (distributions in excess of) net investment income	3,326,876	34,913	1,745,875
Accumulated net realized gains (losses)	(5,618,609)	(1,676,017)	(258,230)
Net unrealized appreciation (depreciation)	19,341,119	5,261,296	11,754,188

Total Net Assets	$165,741,046	$30,707,245	$79,492,357

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	2,900,000	1,050,000	1,300,000

Net asset value, per share	$57.15	$29.24	$61.15

Cost of investments in non-affiliates	$145,771,551	$—	$67,258,158
Cost of investments in affiliates	—	25,994,384	—
Cost of foreign currency	120,854	—	3,765

SEE NOTES TO FINANCIAL STATEMENTS.

90	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

	JPMorgan Diversified Return Global Equity ETF	JPMorgan Diversified Return International Currency Hedged ETF	JPMorgan Diversified Return International Equity ETF
ASSETS:
Investments in non-affiliates, at value	$102,603,692	$—	$1,134,220,911
Investments in affiliates, at value	516,620	48,144,483	15,795,486
Cash	304,558	120,774	5,545,149
Restricted cash	23,100	—	64,800
Foreign currency, at value	156,207	—	587,442
Deposits at broker for futures contracts	—	—	755,000
Segregated cash balance with Authorized Participant for deposit securities	—	—	35,807
Receivables:
Dividends from non-affiliates	202,048	—	2,861,104
Dividends from affiliates	395	—	3,201
Tax reclaims	48,804	—	604,498
Variation margin on futures contracts	—	—	117,690
Unrealized appreciation on forward foreign currency exchange contracts	—	606,500	—
Due from Adviser	16,879	20,285	2,735
Prepaid Expenses	3,971	4,630	48,833

Total Assets	103,876,274	48,896,672	1,160,642,656

LIABILITIES:
Payables:
Investment securities purchased	—	416,988	—
Unrealized depreciation on forward foreign currency exchange contracts	—	145,507	—
Accrued liabilities:
Investment advisory fees	—	3,064	168,405
Administration fees	6,995	3,387	80,246
Custodian and Transfer Agent fees	53,506	—	134,994
Trustees’ and Chief Compliance Officer’s fees	1,162	615	15,375
Accounting fees	11,438	342	18,096
Professional Fees	103,664	41,086	198,382
Collateral upon return of deposit securities	—	—	35,807
Other	4,439	11,216	104,345

Total Liabilities	181,204	622,205	755,650

Net Assets	$103,695,070	$48,274,467	$1,159,887,006

NET ASSETS:
Paid-in-Capital	$89,907,780	$42,131,513	$1,023,037,644
Accumulated undistributed (distributions in excess of) net investment income	1,204,535	14,482	17,961,437
Accumulated net realized gains (losses)	(1,417,771)	(960,802)	(9,660,030)
Net unrealized appreciation (depreciation)	14,000,526	7,089,274	128,547,955

Total Net Assets	$103,695,070	$48,274,467	$1,159,887,006

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	1,700,000	1,600,000	19,600,000

Net asset value, per share	$61.00	$30.17	$59.18

Cost of investments in non-affiliates	$88,599,653	$—	$1,005,799,782
Cost of investments in affiliates	516,620	41,516,202	15,795,486
Cost of foreign currency	159,338	—	590,816

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	91

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2017 (continued)

	JPMorgan Diversified Return U.S. Equity ETF	JPMorgan Diversified Return U.S. Mid Cap Equity ETF	JPMorgan Diversified Return U.S. Small Cap Equity ETF
ASSETS:
Investments in non-affiliates, at value	$352,257,988	$61,904,967	$54,174,417
Investments in affiliates, at value	1,543,961	192,796	461,963
Cash	—	4,612	—
Restricted cash	15,950	6,000	12,600
Deposits at broker for futures contracts	30,000	—	8,000
Receivables:
Investment securities sold	2,291,679	—	421,347
Dividends from non-affiliates	264,167	31,474	15,145
Dividends from affiliates	1,429	816	356
Tax reclaims	496	—	5
Variation margin on futures contracts	2,305	—	2,479
Due from Adviser	7,219	3,507	11,577
Deferred offering costs	—	—	39
Prepaid Expenses	22,063	4,391	6

Total Assets	356,437,257	62,148,563	55,107,934

LIABILITIES:
Payables:
Due to custodian	3,061	—	5,999
Accrued liabilities:
Administration fees	24,712	5,110	3,597
Custodian and Transfer Agent fees	19,091	11,734	30,547
Trustees’ and Chief Compliance Officer’s fees	4,187	913	549
Accounting fees	3,658	1,526	1,798
Professional Fees	52,954	47,758	38,187
Other	30,823	18,272	16,152

Total Liabilities	138,486	85,313	96,829

Net Assets	$356,298,771	$62,063,250	$55,011,105

NET ASSETS:
Paid-in-Capital	$326,881,524	$55,136,078	$50,301,050
Accumulated undistributed (distributions in excess of) net investment income	3,670,669	689,381	301,790
Accumulated net realized gains (losses)	(1,944,301)	(46,980)	(295,108)
Net unrealized appreciation (depreciation)	27,690,879	6,284,771	4,703,373

Total Net Assets	$356,298,771	$62,063,250	$55,011,105

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	5,200,000	1,000,000	1,900,000

Net asset value, per share	$68.52	$62.06	$28.95

Cost of investments in non-affiliates	$324,590,717	$55,620,196	$49,482,958
Cost of investments in affiliates	1,543,961	192,796	461,963

SEE NOTES TO FINANCIAL STATEMENTS.

92	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2017

	JPMorgan Diversified Return Emerging Markets Equity ETF	JPMorgan Diversified Return Europe Currency Hedged ETF	JPMorgan Diversified Return Europe Equity ETF
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,511,025	$—	$2,402,740
Dividend income from affiliates	2,356	604,070	—
Interest income from affiliates	3,168	1,550	420
Foreign taxes withheld	(520,601)	—	(235,840)

Total investment income	3,995,948	605,620	2,167,320

EXPENSES:
Investment advisory fees (Note 3.A)	531,882	91,888	195,645
Administration fees (Note 3.B)	102,750	23,668	55,433
Accounting fees (Note 3.D)	73,914	12,930	54,075
Interest expense to affiliates	2,154	157	274
Professional fees	109,294	51,692	92,328
Trustees’ and Chief Compliance Officer’s fees	24,524	6,504	15,179
Printing and mailing costs	17,834	3,018	5,318
Registration and filing fees	26,015	12,759	14,831
Custodian and Transfer Agent fees (Note 3.C)	359,444	8,090	66,728
Insurance expense	11,438	6,738	9,952
Offering costs (Note 2.F)	—	17,981	692
Other	23,583	9,511	11,187

Total expenses	1,282,832	244,936	521,642

Less fees waived (Note 3.E)	(607,254)	(115,556)	(235,439)
Less expense reimbursements from affiliates (Note 3.E) (Note 8)	—	(168,340)	—
Less expense reimbursements from non-affiliates (Note 3.C)	(132,300)	—	(5,700)

Net expenses	543,278	(38,960)	280,503

Net investment income (loss)	3,452,670	644,580	1,886,817

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,005,245	—	(73,383)
Investments in affiliates	—	(79,372)	—
Futures	71,555	5,999	—
Foreign currency transactions	(91,699)	7,345	7,600
Forward foreign currency exchange contracts	51,437	(705,378)	3,080

Net realized gain (loss)	1,036,538	(771,406)	(62,703)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	19,211,548 (a)	—	13,093,805
Investments in affiliates	—	5,863,107	—
Foreign currency translations	(4,668)	—	8,089
Forward foreign currency exchange contracts	—	(421,384)	—

Change in net unrealized appreciation/depreciation	19,206,880	5,441,723	13,101,894

Net realized/unrealized gains (losses)	20,243,418	4,670,317	13,039,191

Change in net assets resulting from operations	$23,696,088	$5,314,897	$14,926,008

(a)	Net change in India capital gains tax of approximately $(240,033).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	93

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2017 (continued)

	JPMorgan Diversified Return Global Equity ETF	JPMorgan Diversified Return International Currency Hedged ETF	JPMorgan Diversified Return International Equity ETF
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,137,908	$—	$25,416,065
Dividend income from affiliates	520	486,815	19,760
Interest income from affiliates	1,001	195	4,684
Foreign taxes withheld	(185,031)	—	(1,894,416)

Total investment income	1,954,398	487,010	23,546,093

EXPENSES:
Investment advisory fees (Note 3.A)	191,686	105,174	1,844,303
Administration fees (Note 3.B)	67,889	33,110	653,194
Accounting fees (Note 3.D)	62,331	13,725	190,627
Interest expense to affiliates	227	249	2,281
Professional fees	138,127	59,846	349,830
Trustees’ and Chief Compliance Officer’s fees	18,544	8,497	162,429
Printing and mailing costs	12,122	6,227	103,890
Registration and filing fees	13,708	10,906	75,591
Custodian and Transfer Agent fees (Note 3.C)	101,145	1,670	401,834
Insurance expense	13,903	8,881	89,811
Offering costs (Note 2.F)	—	35,616	—
Other	21,040	12,357	81,764

Total expenses	640,722	296,258	3,955,554

Less fees waived (Note 3.E)	(259,575)	(138,284)	(453,814)
Less expense reimbursements from affiliates (Note 3.E) (Note 8)	(46,694)	(190,757)	—
Less expense reimbursements from non-affiliates (Note 3.C)	(30,800)	—	(201,600)

Net expenses	303,653	(32,783)	3,300,140

Net investment income (loss)	1,650,745	519,793	20,245,953

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	553,947	—	(3,961,415)
In-kind redemptions in non-affiliates	1,993,665	—	4,151,369
Investments in affiliates	—	62,314	—
Futures	—	—	(42,116)
Foreign currency transactions	(7,244)	(93)	(17,538)
Forward foreign currency exchange contracts	(1,686)	(179,919)	41,751

Net realized gain (loss)	2,538,682	(117,698)	172,051

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	10,663,605	—	122,973,099
Investments in affiliates	—	6,973,733	—
Futures	—	—	135,909
Foreign currency translations	4,946	—	34,736
Forward foreign currency exchange contracts	—	(410,982)	—

Change in net unrealized appreciation/depreciation	10,668,551	6,562,751	123,143,744

Net realized/unrealized gains (losses)	13,207,233	6,445,053	123,315,795

Change in net assets resulting from operations	$14,857,978	$6,964,846	$143,561,748

SEE NOTES TO FINANCIAL STATEMENTS.

94	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

	JPMorgan Diversified Return U.S. Equity ETF	JPMorgan Diversified Return U.S. Mid Cap Equity ETF	JPMorgan Diversified Return U.S. Small Cap Equity ETF (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,787,201	$962,138	$431,319
Dividend income from affiliates	7,893	3,154	1,401
Interest income from affiliates	51	12	2,752

Total investment income	4,795,145	965,304	435,472

EXPENSES:
Investment advisory fees (Note 3.A)	538,832	128,187	90,324
Administration fees (Note 3.B)	199,134	45,400	26,474
Accounting fees (Note 3.D)	50,333	19,341	15,008
Professional fees	108,196	61,322	55,575
Trustees’ and Chief Compliance Officer’s fees	51,825	11,717	5,995
Printing and mailing costs	29,204	6,435	4,314
Registration and filing fees	31,216	14,538	20,459
Custodian and Transfer Agent fees (Note 3.C)	51,687	27,654	65,045
Insurance expense	25,495	3,989	4,866
Offering costs (Note 2.F)	—	9,789	11,701
Other	25,774	5,017	3,043

Total expenses	1,111,696	333,389	302,804

Less fees waived (Note 3.E)	(572,126)	(173,587)	(116,798)
Less expense reimbursements from affiliates (Note 3.E) (Note 8)	—	(8,380)	(61,704)
Less expense reimbursements from non-affiliates (Note 3.C)	(40,600)	(10,500)	(27,300)

Net expenses	498,970	140,922	97,002

Net investment income (loss)	4,296,175	824,382	338,470

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,759,582)	25,727	(284,531)
In-kind redemptions in non-affiliates	10,809,680	3,547,360	—
Futures	(21,024)	2,302	(10,577)

Net realized gain (loss)	9,029,074	3,575,389	(295,108)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	27,976,993	5,506,350	4,691,459
Futures	23,608	—	11,914

Change in net unrealized appreciation/depreciation	28,000,601	5,506,350	4,703,373

Net realized/unrealized gains (losses)	37,029,675	9,081,739	4,408,265

Change in net assets resulting from operations	$41,325,850	$9,906,121	$4,746,735

(a)	Commencement of operations was November 15, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Diversified Return Emerging Markets Equity ETF		JPMorgan Diversified Return Europe Currency Hedged ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Period Ended October 31, 2016 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,452,670	$732,592	$644,580	$(67,905)
Net realized gain (loss)	1,036,538	(5,347,986)	(771,406)	893,007
Change in net unrealized appreciation/depreciation	19,206,880	6,262,628	5,441,723	(180,427)

Change in net assets resulting from operations	23,696,088	1,647,234	5,314,897	644,675

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(771,056)	(1,050,480)	(534,400)	—
From net realized gains	—	—	(1,806,320)	—

Total distributions to shareholders	(771,056)	(1,050,480)	(2,340,720)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	99,006,553	7,027,033	1,249,800	25,838,593

NET ASSETS:
Change in net assets	121,931,585	7,623,787	4,223,977	26,483,268
Beginning of period	43,809,461	36,185,674	26,483,268	—

End of period	$165,741,046	$43,809,461	$30,707,245	$26,483,268

Accumulated undistributed (distributions in excess of) net investment income	$3,326,876	$660,929	$34,913	$(59,634)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued	$99,006,553	$14,272,477	$1,249,800	$25,838,593
Redeemed	—	(7,245,444)	—	—

Total change in net assets resulting from capital transactions	$99,006,553	$7,027,033	$1,249,800	$25,838,593

SHARE TRANSACTIONS:
Issued	2,000,000	300,000	50,000	1,000,000
Redeemed	—	(200,000)	—	—

Net increase in shares from share transactions	2,000,000	100,000	50,000	1,000,000

(a)	Commencement of operations was April 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

96	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

	JPMorgan Diversified Return Europe Equity ETF		JPMorgan Diversified Return Global Equity ETF
	Year Ended October 31, 2017	Period Ended October 31, 2016 (a)	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,886,817	$1,200,080	$1,650,745	$1,466,798
Net realized gain (loss)	(62,703)	(196,912)	2,538,682	(1,594,236)
Change in net unrealized appreciation/depreciation	13,101,894	(1,347,706)	10,668,551	3,452,655

Change in net assets resulting from operations	14,926,008	(344,538)	14,857,978	3,325,217

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,338,720)	(918)	(1,695,420)	(1,057,127)

Total distributions to shareholders	(1,338,720)	(918)	(1,695,420)	(1,057,127)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,045,436	60,205,089	12,975,579	24,758,809

NET ASSETS:
Change in net assets	19,632,724	59,859,633	26,138,137	27,026,899
Beginning of period	59,859,633	—	77,556,933	50,530,034

End of period	$79,492,357	$59,859,633	$103,695,070	$77,556,933

Accumulated undistributed (distributions in excess of) net investment income	$1,745,875	$1,181,263	$1,204,535	$1,249,069

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued	$6,045,436	$60,205,089	$23,855,987	$24,758,809
Redeemed	—	—	(10,880,408)	—

Total change in net assets resulting from capital transactions	$6,045,436	$60,205,089	$12,975,579	$24,758,809

SHARE TRANSACTIONS:
Issued	100,000	1,200,000	400,000	500,000
Redeemed	—	—	(200,000)	—

Net increase in shares from share transactions	100,000	1,200,000	200,000	500,000

(a)	Commencement of operations was December 18, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Diversified Return International Currency Hedged ETF		JPMorgan Diversified Return International Equity ETF
	Year Ended October 31, 2017	Period Ended October 31, 2016 (a)	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$519,793	$(67,264)	$20,245,953	$6,954,232
Net realized gain (loss)	(117,698)	66,331	172,051	(5,272,526)
Change in net unrealized appreciation/depreciation	6,562,751	526,523	123,143,744	5,716,709

Change in net assets resulting from operations	6,964,846	525,590	143,561,748	7,398,415

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(431,255)	—	(9,230,405)	(2,154,090)
From net realized gains	(918,280)	—	—	—

Total distributions to shareholders	(1,349,535)	—	(9,230,405)	(2,154,090)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	16,343,042	25,790,524	555,512,947	372,684,784

NET ASSETS:
Change in net assets	21,958,353	26,316,114	689,844,290	377,929,109
Beginning of period	26,316,114	—	470,042,716	92,113,607

End of period	$48,274,467	$26,316,114	$1,159,887,006	$470,042,716

Accumulated undistributed (distributions in excess of) net investment income	$14,482	$(54,114)	$17,961,437	$6,655,210

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued	$16,343,042	$25,790,524	$581,072,027	$372,684,784
Redeemed	—	—	(25,559,080)	—

Total change in net assets resulting from capital transactions	$16,343,042	$25,790,524	$555,512,947	$372,684,784

SHARE TRANSACTIONS:
Issued	600,000	1,000,000	10,700,000	7,600,000
Redeemed	—	—	(500,000)	—

Net increase in shares from share transactions	600,000	1,000,000	10,200,000	7,600,000

(a)	Commencement of operations was April 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

98	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

	JPMorgan Diversified Return U.S. Equity ETF		JPMorgan Diversified Return U.S. Mid Cap Equity ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Period Ended October 31, 2016 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,296,175	$891,049	$824,382	$256,306
Net realized gain (loss)	9,029,074	(233,079)	3,575,389	(84,431)
Change in net unrealized appreciation/depreciation	28,000,601	(1,126,048)	5,506,350	778,421

Change in net assets resulting from operations	41,325,850	(468,078)	9,906,121	950,296

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,329,650)	(130,025)	(396,160)	—

Total distributions to shareholders	(1,329,650)	(130,025)	(396,160)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	190,764,313	115,309,738	16,399,401	35,203,592

NET ASSETS:
Change in net assets	230,760,513	114,711,635	25,909,362	36,153,888
Beginning of period	125,538,258	10,826,623	36,153,888	—

End of period	$356,298,771	$125,538,258	$62,063,250	$36,153,888

Accumulated undistributed (distributions in excess of) net investment income	$3,670,669	$775,559	$689,381	$260,771

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued	$266,609,754	$115,309,738	$34,787,448	$35,203,592
Redeemed	(75,845,441)	—	(18,388,047)	—

Total change in net assets resulting from capital transactions	$190,764,313	$115,309,738	$16,399,401	$35,203,592

SHARE TRANSACTIONS:
Issued	4,200,000	2,000,000	600,000	700,000
Redeemed	(1,200,000)	—	(300,000)	—

Net increase in shares from share transactions	3,000,000	2,000,000	300,000	700,000

(a)	Commencement of operations was May 11, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

JPMorgan Diversified Return U.S. Small Cap Equity ETF
Period Ended October 31, 2017 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$338,470
Net realized gain (loss)	(295,108)
Change in net unrealized appreciation/depreciation	4,703,373

Change in net assets resulting from operations	4,746,735

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(36,680)

Total distributions to shareholders	(36,680)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	50,301,050

NET ASSETS:
Change in net assets	55,011,105
Beginning of period	—

End of period	$55,011,105

Accumulated undistributed (distributions in excess of) net investment income	$301,790

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued	$50,301,050
Redeemed	—

Total change in net assets resulting from capital transactions	$50,301,050

SHARE TRANSACTIONS:
Issued	1,900,000
Redeemed	—

Net increase in shares from share transactions	1,900,000

(a)	Commencement of operations was November 15, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

100	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain (loss)	Total from distributions
JPMorgan Diversified Return Emerging Markets Equity ETF
Year Ended October 31, 2017	$48.68	$1.50		$7.56	$9.06	$(0.59)	$—	$(0.59)
Year Ended October 31, 2016	45.23	1.04		3.72	4.76	(1.31)	—	(1.31)
January 7, 2015 (a) through October 31, 2015	50.00	1.29		(6.06)	(4.77)	—	—	—

JPMorgan Diversified Return Europe Currency Hedged ETF
Year Ended October 31, 2017	26.48	0.62	(k)	4.48	5.10	(0.53)	(1.81)	(2.34)
April 1, 2016 (a) through October 31, 2016	25.00	(0.07)		1.55	1.48	—	—	—

JPMorgan Diversified Return Europe Equity ETF
Year Ended October 31, 2017	49.88	1.57		10.82	12.39	(1.12)	—	(1.12)
December 18, 2015 (a) through October 31, 2016	50.00	1.39		(1.51)	(0.12)	— (j)	—	— (j)

JPMorgan Diversified Return Global Equity ETF
Year Ended October 31, 2017	51.70	1.15		9.28	10.43	(1.13)	—	(1.13)
Year Ended October 31, 2016	50.53	1.14		0.99	2.13	(0.96)	—	(0.96)
Year Ended October 31, 2015	49.69	1.08		0.08	1.16	(0.32)	—	(0.32)
June 16, 2014 (a) through October 31, 2014	50.00	0.38		(0.69)	(0.31)	—	—	—

(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from underlying funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business on the NYSE Arca, Inc.
(g)	Annualized for periods less than one year, unless otherwise indicated.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods indicated.
(i)	Does not include expenses of underlying funds.
(j)	Amount rounds to less than $0.005.
(k)	As described in Note 8, amount reflects an out of period adjustment related to an expense reimbursement for acquired fund fees. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.56, the net investment income (loss) ratio would have been 2.10%, the net expense ratio would have been 0.07%, and the total return would have been 20.66%.

SEE NOTES TO FINANCIAL STATEMENTS.

102	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
					Ratios to average net assets (g)
Net asset value, end of period	Market price, end of period	Total return (d)(e)	Market price total return (d)(f)	Net assets, end of period	Net expenses (i)		Net investment income (loss) (c)	Expenses without waivers and reimbursements (i)		Portfolio turnover rate (d)

$57.15	$57.36	18.95%	18.65%	$165,741,046	0.45%		2.85%	1.06%		60%
48.68	48.98	11.02	11.63	43,809,461	0.45		2.33	1.91		44
45.23	45.27	(9.54)	(9.46)	36,185,674	0.45	(h)	3.18	2.07	(h)	46

29.24	29.29	20.87 (k)	20.83	30,707,245	(0.14	)(k)	2.31 (k)	0.88		12
26.48	26.52	5.96	6.08	26,483,268	0.49	(h)	(0.49)	1.08	(h)	1

61.15	61.42	25.42	25.80	79,492,357	0.43		2.89	0.80		18
49.88	49.95	(0.23)	(0.09)	59,859,633	0.43	(h)	3.14	1.14	(h)	15

61.00	61.14	20.61	20.40	103,695,070	0.38		2.06	0.80		26
51.70	51.91	4.31	4.44	77,556,933	0.38		2.26	0.93		22
50.53	50.67	2.36	1.82	50,530,034	0.38		2.16	1.52		18
49.69	50.09	(0.62)	0.18	24,846,767	0.38	(h)	2.01	5.19	(h)	14

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain (loss)	Total from distributions
JPMorgan Diversified Return International Currency Hedged ETF
Year Ended October 31, 2017	$26.32	0.37	(l)	$4.70		$5.07	$(0.39)	$(0.83)	$(1.22)
April 1, 2016 (a) through October 31, 2016	25.00	(0.07)		1.39		1.32	—	—	—

JPMorgan Diversified Return International Equity ETF
Year Ended October 31, 2017	50.00	1.43		8.57		10.00	(0.82)	—	(0.82)
Year Ended October 31, 2016	51.17	1.28		(1.37	)(d)	(0.09)	(1.08)	—	(1.08)
November 5, 2014 (a) through October 31, 2015	50.00	1.39		(0.07)		1.32	(0.15)	—	(0.15)

JPMorgan Diversified Return U.S. Equity ETF
Year Ended October 31, 2017	57.06	1.17		10.75		11.92	(0.46)	—	(0.46)
Year Ended October 31, 2016	54.13	1.10		2.09	(d)	3.19	(0.26)	—	(0.26)
September 29, 2015 (a) through October 31, 2015	50.00	0.06		4.07		4.13	—	—	—

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Year Ended October 31, 2017	51.65	0.89		10.02		10.91	(0.50)	—	(0.50)
May 11, 2016 (a) through October 31, 2016	50.00	0.42		1.23		1.65	—	—	—

JPMorgan Diversified Return U.S. Small Cap Equity ETF
November 15, 2016 (a) through October 31, 2017	25.00	0.28		3.71		3.99	(0.04)	—	(0.04)

(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from underlying funds.
(d)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(e)	Not annualized for periods less than one year.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business on the NYSE Arca, Inc.
(h)	Annualized for periods less than one year, unless otherwise indicated.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods indicated.
(j)	Does not include expenses of underlying funds.
(k)	Amount rounds to less than 1%.
(l)	As described in Note 8, amount reflects an out of period adjustment related to an expense reimbursement for acquired fund fees. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, the net investment income (loss) ratio would have been 1.18%, the net expense ratio would have been 0.07%, and the total return would have been 19.84%.

SEE NOTES TO FINANCIAL STATEMENTS.

104	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
						Ratios to average net assets (h)
Net asset value, end of period	Market price, end of period	Total return (e)(f)		Market price total return (e)(g)	Net assets, end of period	Net expenses (j)		Net investment income (loss) (c)		Expenses without waivers and reimbursements (j)		Portfolio turnover rate (e)

$30.17	$30.02	20.04	%(l)	19.30%	$48,274,467	(0.08	)%(l)	1.33	%(l)	0.76%		5%
26.32	26.34	5.28		5.36	26,316,114	0.49	(i)	(0.49)		1.14	(i)	4

59.18	59.36	20.35		20.30	1,159,887,006	0.43		2.63		0.51		29
50.00	50.17	(0.15)		0.41	470,042,716	0.43		2.56		0.75		27
51.17	51.05	2.65		2.40	92,113,607	0.43	(i)	2.72		1.33	(i)	20

68.52	68.55	20.99		21.02	356,298,771	0.21		1.83		0.47		27
57.06	57.08	5.92		5.90	125,538,258	0.29		1.95		0.90		22
54.13	54.16	8.26		8.32	10,826,623	0.29	(i)	1.20		5.75	(i)	—	(k)

62.06	62.08	21.25		21.31	62,063,250	0.26		1.54		0.62		31
51.65	51.64	3.30		3.28	36,153,888	0.34	(i)	1.69		1.02	(i)	15

28.95	29.00	15.96		16.16	55,011,105	0.31	(i)	1.08		0.97	(i)	24

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company.

The following are 9 separate funds of the Trust (collectively, the “Funds”) covered in this report:

Diversified/Non-Diversified
JPMorgan Diversified Return Emerging Markets Equity ETF	Diversified
JPMorgan Diversified Return Europe Currency Hedged ETF	Diversified
JPMorgan Diversified Return Europe Equity ETF	Diversified
JPMorgan Diversified Return Global Equity ETF	Diversified
JPMorgan Diversified Return International Currency Hedged ETF	Diversified
JPMorgan Diversified Return International Equity ETF	Diversified
JPMorgan Diversified Return U.S. Equity ETF	Diversified
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	Diversified
JPMorgan Diversified Return U.S. Small Cap Equity ETF	Diversified

The JPMorgan Diversified Return Emerging Markets Equity ETF (the “Emerging Markets Equity ETF”) commenced operations on January 7, 2015. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the FTSE Emerging Diversified Factor Index.

The JPMorgan Diversified Return Europe Currency Hedged ETF (the “Europe Currency Hedged ETF”) commenced operations on April 1, 2016. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Europe Diversified Factor 100% Hedged to USD Index.

The JPMorgan Diversified Return Europe Equity ETF (the “Europe Equity ETF”) commenced operations on December 18, 2015. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Europe Diversified Factor Index.

The JPMorgan Diversified Return Global Equity ETF (the “Global Equity ETF”) commenced operations on June 16, 2014. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Diversified Factor Index.

The JPMorgan Diversified Return International Currency Hedged ETF (the “International Currency Hedged ETF”) commenced operations on April 1, 2016. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed ex North America Diversified Factor 100% Hedged to USD Index.

The JPMorgan Diversified Return International Equity ETF (the “International Equity ETF”) commenced operations on November 5, 2014. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed ex North America Diversified Factor Index.

The JPMorgan Diversified Return U.S. Equity ETF (the “U.S. Equity ETF”) commenced operations on September 29, 2015. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the Russell 1000 Diversified Factor Index.

The JPMorgan Diversified Return U.S. Mid Cap Equity ETF (the “U.S. Mid Cap Equity ETF”) commenced operations on May 11, 2016. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the Russell Midcap Diversified Factor Index.

The JPMorgan Diversified Return U.S. Small Cap Equity ETF (the “U.S. Small Cap Equity ETF”) commenced operations on November 15, 2016. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the Russell 2000 Diversified Factor Index.

J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as the Adviser and Administrator (the “Administrator”) to the Funds.

Shares of each Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Funds’ shares may be different from their net asset value (“NAV”). Effective October 1, 2017, JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ distributor. Prior to October 1, 2017, SEI Investments Distribution Co. (“SIDCO”) was the distributor of the Funds. The agreement with JPMDS is substantially similar to the agreement with SIDCO. The Funds issue and redeem their shares on a continuous basis, through the Distributor, at NAV in large blocks of shares, typically 100,000 shares for all funds, except for the Europe Currency Hedged ETF, the International Currency Hedged ETF and the U.S. Small Cap Equity ETF which trade in blocks of 50,000 shares, referred to as “Creation Units.” Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount which may be substituted in Funds with sizeable

106	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of the U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices, and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAVs of the Funds are calculated on a valuation date. Certain foreign equity instruments, including investments with equity reference obligations, are valued by applying an international fair value factor provided by an approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in mutual funds (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments:

Emerging Markets Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$13,821,019	$—	$—	$13,821,019
Chile	2,509,778	—	—	2,509,778
China	4,120,914	33,562,233	—	37,683,147
Colombia	543,007	—	—	543,007

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Emerging Markets Equity ETF (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Czech Republic	$182,518	$298,562		$—		$481,080
Egypt	198,895	20,012		—		218,907
Greece	364,989	276,052		—		641,041
Hong Kong	—	1,229,112		—		1,229,112
Hungary	—	906,467		—		906,467
India	—	12,969,690		—		12,969,690
Indonesia	1,274,185	8,075,196		—		9,349,381
Malaysia	1,249,541	6,807,150		—		8,056,691
Mexico	6,853,142	—		—		6,853,142
Pakistan	26,816	31,407		—		58,223
Peru	131,005	—		—		131,005
Philippines	1,308,141	3,047,762		—		4,355,903
Poland	558,804	2,171,172		—		2,729,976
Russia	5,522,206	2,077,018		—		7,599,224
South Africa	2,199,643	11,303,269		—		13,502,912
Taiwan	—	26,912,443		—		26,912,443
Thailand	8,416,459	1,131,713		—		9,548,172
Turkey	—	2,610,861		—		2,610,861
United Arab Emirates	825,526	1,814,516		—		2,640,042

Total Common Stocks	50,106,588	115,244,635		—		165,351,223

Rights
Brazil	4,114	—		—		4,114
China	—	—		—	(a)	—
Taiwan	—	—	(a)	—		—

Total Rights	4,114	—	(a)	—	(a)	4,114

Total Investments in Securities	$50,110,702	$115,244,635		$—	(a)	$165,355,337

Europe Currency Hedged ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$30,739,404	$—	$—	$30,739,404

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$527,922	$—	$527,922

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(11,646)	$—	$(11,646)

Europe Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Austria	$100,531	$775,665	$—	$876,196
Belgium	—	1,361,548	—	1,361,548
Denmark	—	2,458,973	—	2,458,973
Finland	313,514	3,445,883	—	3,759,397
France	320,179	10,003,002	—	10,323,181
Germany	98,457	11,226,844	—	11,325,301
Ireland	261,726	—	—	261,726
Italy	747,847	1,211,385	—	1,959,232
Luxembourg	—	218,492	—	218,492

108	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

Europe Equity ETF (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Netherlands	$284,568	$3,922,816	$—	$4,207,384
Norway	277,368	1,944,136	—	2,221,504
Portugal	—	900,023	—	900,023
South Africa	—	288,208	—	288,208
Spain	—	6,422,365	—	6,422,365
Sweden	—	4,680,452	—	4,680,452
Switzerland	130,594	9,062,362	—	9,192,956
United Kingdom	729,068	17,623,443	—	18,352,511
United States	—	196,664	—	196,664

Total Common Stocks	3,263,852	75,742,261	—	79,006,113

Right
Spain	382	—	—	382

Total Investments in Securities	$3,264,234	$75,742,261	$—	$79,006,495

Global Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$7,179,876	$—	$7,179,876
Austria	—	312,430	—	312,430
Belgium	—	756,389	—	756,389
Bermuda	260,670	—	—	260,670
Canada	3,714,669	—	—	3,714,669
Chile	—	7,338	—	7,338
China	—	450,667	—	450,667
Denmark	—	765,536	—	765,536
Finland	—	973,227	—	973,227
France	—	4,754,230	—	4,754,230
Germany	—	3,406,716	—	3,406,716
Hong Kong	—	4,201,508	—	4,201,508
Ireland	63,454	—	—	63,454
Israel	312,638	—	—	312,638
Italy	755,091	61,136	—	816,227
Japan	—	23,800,446	—	23,800,446
Netherlands	—	1,403,712	—	1,403,712
New Zealand	—	337,425	—	337,425
Norway	291,486	673,045	—	964,531
Portugal	—	413,397	—	413,397
Singapore	—	2,070,164	—	2,070,164
South Africa	—	171,394	—	171,394
South Korea	635,473	9,924,376	—	10,559,849
Spain	—	1,807,151	—	1,807,151
Sweden	241,604	2,506,160	—	2,747,764
Switzerland	85,351	1,725,997	—	1,811,348
United Kingdom	265,549	2,241,024	—	2,506,573
United States	25,957,773	72,653	—	26,030,426

Total Common Stocks	32,583,758	70,015,997	—	102,599,755

Rights
South Korea	—	3,937	—	3,937

Short-Term Investment
Investment Company	$516,620	$—	$—	$516,620

Total Investments in Securities	$33,100,378	$70,019,934	$—	$103,120,312

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

International Currency Hedged ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$48,144,483	$—	$—	$48,144,483

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$606,500	$—	$606,500

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(145,507)	$—	$(145,507)

International Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$77,832,499	$—	$77,832,499
Austria	—	8,586,597	—	8,586,597
Belgium	—	11,560,002	—	11,560,002
Chile	—	4,685,702	—	4,685,702
China	—	7,177,370	—	7,177,370
Denmark	—	13,666,390	—	13,666,390
Finland	—	18,976,992	—	18,976,992
France	943,887	56,812,850	—	57,756,737
Germany	—	48,691,498	—	48,691,498
Hong Kong	552,778	62,301,353	—	62,854,131
Ireland	708,535	—	—	708,535
Italy	9,891,249	4,377,047	—	14,268,296
Japan	—	297,636,193	—	297,636,193
Jordan	—	2,490,310	—	2,490,310
Luxembourg	—	1,280,647	—	1,280,647
Netherlands	—	21,730,254	—	21,730,254
New Zealand	—	6,223,202	—	6,223,202
Norway	4,063,676	10,316,785	—	14,380,461
Portugal	—	7,785,651	—	7,785,651
Singapore	—	30,074,397	—	30,074,397
South Africa	2,075,089	4,462,160	—	6,537,249
South Korea	8,587,956	120,316,313	—	128,904,269
Spain	—	22,169,439	—	22,169,439
Sweden	—	35,992,964	—	35,992,964
Switzerland	—	26,742,127	—	26,742,127
United Kingdom	15,312,918	178,404,583	—	193,717,501
United States	1,106,037	10,670,770	—	11,776,807

Total Common Stocks	43,242,125	1,090,964,095	—	1,134,206,220

Right
Spain	14,691	—	—	14,691
Short-Term Investment
Investment Company	15,795,486	—	—	15,795,486

Total Investments in Securities	$59,052,302	$1,090,964,095	$—	$1,150,016,397

Appreciation in Other Financial Instruments
Futures	$—	$135,909	$—	$135,909

110	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

U.S. Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$353,801,949	$—	$—	$353,801,949

Appreciation in Other Financial Instruments
Futures (b)	$23,608	$—	$—	$23,608

U.S. Mid Cap Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$62,097,763	$—	$—	$62,097,763

U.S. Small Cap Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$619,012	$—	$—	$619,012
Air Freight & Logistics	130,847	—	—	130,847
Airlines	113,469	—	—	113,469
Auto Components	1,437,561	—	—	1,437,561
Automobiles	233,413	—	—	233,413
Banks	1,800,152	—	—	1,800,152
Beverages	804,868	—	—	804,868
Biotechnology	1,024,107	—	—	1,024,107
Building Products	635,131	—	—	635,131
Capital Markets	56,671	—	—	56,671
Chemicals	2,162,948	—	—	2,162,948
Commercial Services & Supplies	2,147,266	—	—	2,147,266
Communications Equipment	821,137	—	—	821,137
Construction & Engineering	355,501	—	—	355,501
Construction Materials	44,183	—	—	44,183
Consumer Finance	84,573	—	—	84,573
Containers & Packaging	79,990	—	—	79,990
Distributors	396,471	—	—	396,471
Diversified Consumer Services	521,932	—	—	521,932
Diversified Telecommunication Services	795,812	—	—	795,812
Electric Utilities	2,241,834	—	—	2,241,834
Electrical Equipment	207,144	—	—	207,144
Electronic Equipment, Instruments & Components	1,276,832	—	—	1,276,832
Energy Equipment & Services	388,321	—	—	388,321
Equity Real Estate Investment Trusts (REITs)	1,151,702	—	—	1,151,702
Food & Staples Retailing	360,917	—	—	360,917
Food Products	2,275,116	—	—	2,275,116
Gas Utilities	2,221,525	—	—	2,221,525
Health Care Equipment & Supplies	2,892,043	—	—	2,892,043
Health Care Providers & Services	1,049,471	—	—	1,049,471
Health Care Technology	332,027	—	—	332,027
Hotels, Restaurants & Leisure	1,817,628	—	—	1,817,628
Household Durables	2,736,393	—	17,294	2,753,687
Household Products	563,103	—	—	563,103
Independent Power and Renewable Electricity Producers	382,752	—	—	382,752
Insurance	672,044	—	—	672,044

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

U.S. Small Cap Equity ETF (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Internet & Direct Marketing Retail	$420,003	$—	$—	$420,003
Internet Software & Services	752,012	—	—	752,012
IT Services	1,153,502	—	—	1,153,502
Leisure Products	334,251	—	—	334,251
Life Sciences Tools & Services	247,875	—	—	247,875
Machinery	1,704,905	—	—	1,704,905
Marine	23,336	—	—	23,336
Media	793,765	—	—	793,765
Metals & Mining	873,388	—	—	873,388
Mortgage Real Estate Investment Trusts (REITs)	259,455	—	—	259,455
Multiline Retail	207,431	—	—	207,431
Multi-Utilities	922,396	—	—	922,396
Oil, Gas & Consumable Fuels	709,925	—	—	709,925
Paper & Forest Products	497,837	—	—	497,837
Personal Products	419,095	—	—	419,095
Pharmaceuticals	478,521	—	—	478,521
Professional Services	551,946	—	—	551,946
Real Estate Management & Development	24,682	—	—	24,682
Road & Rail	707,530	—	—	707,530
Semiconductors & Semiconductor Equipment	1,642,149	—	—	1,642,149
Software	1,713,659	—	—	1,713,659
Specialty Retail	1,516,389	—	—	1,516,389
Technology Hardware, Storage & Peripherals	86,603	—	—	86,603
Textiles, Apparel & Luxury Goods	999,216	—	—	999,216
Thrifts & Mortgage Finance	432,649	—	—	432,649
Tobacco	524,747	—	—	524,747
Trading Companies & Distributors	592,370	—	—	592,370
Water Utilities	733,515	—	—	733,515

Total Common Stocks	54,157,048	—	17,294	54,174,342

Rights
Media	—	—	75	75
Short-Term Investment
Investment Company	461,963	—	—	461,963

Total Investments in Securities	$54,619,011	$—	$17,369	$54,636,380

Appreciation in Other Financial Instruments
Futures	$11,914	$—	$—	$11,914

(a)	Value is Zero.
(b)	All portfolio holdings designated as level 1 are disclosed individually on the Schedule of Portfolio Investments (“SOI”).

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

Transfers from level 1 to level 2 in the amount of $930,017 and from level 2 to level 1 in the amount of $3,048,848 for Emerging Markets Equity ETF are due to the application and non-application of the fair value factors to certain securities during the year ended October 31, 2017.

Transfers from level 2 to level 1 in the amount of $2,094,520 for Europe Equity ETF are due to the non-application of the fair value factors to certain securities during the year ended October 31, 2017.

Transfers from level 2 to level 1 in the amount of $1,128,718 for Global Equity ETF are due to the non-application of the fair value factors to certain securities during the year ended October 31, 2017.

Transfers from level 2 to level 1 in the amount of $10,504,498 for International Equity ETF are due to the non-application of the fair value factors to certain securities during the year ended October 31, 2017.

There were no transfers among any levels during the year ended October 31, 2017 for Europe Currency Hedged ETF, International Currency Hedged ETF, U.S. Equity ETF, U.S. Mid Cap Equity ETF and U.S. Small Cap Equity ETF.

112	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

There were no significant transfers between Level 2 and Level 3 during the year ended October 31, 2017 for Emerging Markets Equity ETF.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds. As of October 31, 2017, the Funds had no investments in restricted securities other than securities sold to the Fund under Rule 144A.

C. Derivatives — Certain Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). Certain Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

(1). Forward Foreign Currency Exchange Contracts — The Emerging Markets Equity ETF, Europe Currency Hedged ETF, Europe Equity ETF, Global Equity ETF, International Currency Hedged ETF and International Equity ETF may be exposed to foreign currency risks associated with portfolio investments and therefore used forward foreign currency exchange contracts to hedge or manage these exposures. These Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

These Funds’ forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(2). Futures Contracts — The Emerging Markets Equity ETF, Europe Currency Hedged ETF, International Equity ETF, U.S. Equity ETF, U.S. Mid Cap Equity ETF and U.S. Small Cap Equity ETF used index futures to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sale of futures contracts will tend to offset both positive and negative market price changes. The Emerging Markets Equity ETF, Europe Currency Hedged ETF, International Equity ETF, U.S. Equity ETF, U.S. Mid Cap Equity ETF and U.S. Small Cap Equity ETF also used index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes these Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

These Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Europe Currency Hedged ETF

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$527,922

Gross Liabilities:
Foreign exchange contracts	Payables	$(11,646)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2017.

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented in the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due from Counterparty (not less than zero)
Citibank, N.A.	$1,811	$(1,811)	$—	$—
Goldman Sachs International	118,373	(3,363)	—	115,010
National Australia Bank	2,042	(2,042)	—	—
Royal Bank of Canada	405,696	(988)	—	404,708

	$527,922	$(8,204)	$—	$519,718

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented in the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due to Counterparty (not less than zero)
Citibank, N.A.	$1,835	$(1,811)	$—	$24
Goldman Sachs International	3,363	(3,363)	—	—
National Australia Bank	5,460	(2,042)	—	3,418
Royal Bank of Canada	988	(988)	—	—

	$11,646	$(8,204)	$—	$3,442

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

International Currency Hedged ETF

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$606,500

Gross Liabilities:
Foreign exchange contracts	Payables	$(145,507)

114	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2017.

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented in the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due from Counterparty (not less than zero)
Australia and New Zealand Banking Group Limited	$121,729	$(1,239)	$—	$120,490
Citibank, N.A.	1,347	(1,347)	—	—
Goldman Sachs International	21,261	(21,261)	—	—
HSBC Bank, NA	678	(604)	—	74
Merrill Lynch International	5,565	(5,565)	—	—
Morgan Stanley	535	(156)	—	379
National Australia Bank Ltd.	19,769	(19,769)	—	—
Royal Bank of Canada	434,817	(1,655)	—	433,162
State Street Corp.	799	(799)	—	—

	$606,500	$(52,395)	$—	$554,105

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented in the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due to Counterparty (not less than zero)
Australia and New Zealand Banking Group Limited	$1,239	$(1,239)	$—	$—
Citibank, N.A.	1,763	(1,347)		416
Goldman Sachs International	104,617	(21,261)	—	83,356
HSBC Bank, NA	604	(604)	—	—
Merrill Lynch International	13,217	(5,565)	—	7,652
Morgan Stanley	156	(156)	—	—
National Australia Bank Ltd.	21,356	(19,769)		1,587
Royal Bank of Canada	1,655	(1,655)	—	—
State Street Corp.	900	(799)	—	101

	$145,507	$(52,395)	$—	$93,112

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

International Equity ETF

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$135,909

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

U.S. Equity ETF

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$23,608

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

U.S. Small Cap Equity ETF

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$11,914

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the period ended October 31, 2017, by primary underlying risk exposure:

Emerging Markets Equity ETF

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Futures contracts	$71,555	$—	$71,555
Foreign exchange contracts	—	51,437	51,437

	$71,555	$51,437	$122,992

Europe Currency Hedged ETF

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Futures contracts	$5,999	$—	$5,999
Foreign exchange contracts	—	(705,378)	(705,378)

	$5,999	$(705,378)	$(699,379)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts			Forward Foreign Currency Exchange Contracts
Foreign exchange contracts			$(421,384)

116	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

Europe Equity ETF

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$3,080

Global Equity ETF

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(1,686)

International Currency Hedged ETF

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(179,919)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(410,982)

International Equity ETF

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Futures contracts	$(42,116)	$—	$(42,116)
Foreign exchange contracts	—	41,751	41,751

	$(42,116)	$41,751	$(365)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts			Futures Contracts
Futures contracts			$135,909

U.S. Equity ETF

	Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts		Futures Contracts
Futures contracts		$(21,024)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts		Futures Contracts
Futures contracts		$23,608

U.S. Mid Cap Equity ETF

	Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts		Futures Contracts
Futures contracts		$2,302

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

U.S. Small Cap Equity ETF

	Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts		Futures Contracts
Futures contracts		$(10,577)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts		Futures Contracts
Futures contracts		$11,914

Derivatives Volume

The table below discloses the volume of the Fund’s forward foreign currency contracts and futures contracts activity for the period ended October 31, 2017. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Emerging Markets Equity ETF		Europe Currency Hedged ETF	Global Equity ETF	International Currency Hedged ETF	International Equity ETF	U.S. Equity ETF	U.S. Mid Cap Equity ETF	U.S. Small Cap Equity ETF
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$—		$11,424,546	$132,392	$14,071,065	$—	$—	$—	$—
Average Settlement Value Sold	—		38,481,500	162,876	51,920,335	—	—	—	—
Ending Settlement Value Purchased	—		29,235,346	—	46,200,592	—	—	—	—
Ending Settlement Value Sold	—		60,151,844	—	93,395,111	—	—	—	—
Futures Contracts:
Average Notional Balance Long	1,153,110	(a)	302,635	—	—	1,709,695	399,557	143,495	79,902
Average Notional Balance Short	—		—	—	—	—	—	—	—
Ending Notional Balance Long	—		—	—	—	16,206,679	2,958,605	—	601,120
Ending Notional Balance Short	—		—	—	—	—	—	—	—

(a)	For the period from December 1, 2016 to December 31, 2016

The Funds’ derivatives contracts held at October 31, 2017 are not accounted for as hedging instruments under GAAP.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in the foreign exchange rates from changes in the market prices of securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. The reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Investment Transactions with Affiliates — Emerging Markets Equity ETF, Europe Currency Hedged ETF, Global Equity ETF, International Currency Hedged ETF, International Equity ETF, U.S. Equity ETF, U.S. Mid Cap Equity ETF, and U.S. Small Cap Equity ETF invest in Underlying Funds and/or other ETFs advised by the Adviser or its affiliates.

118	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds and other ETFs advised by the Adviser or its affiliates:

		For the period ended October 31, 2017
Affiliate	Value at Beginning of Period	Purchase Cost	Sales Proceeds	Realized Gain(Loss)	Change in Unrealized Gain(Loss)	Shares at October 31, 2017	Value at October 31, 2017	Dividend Income
Emerging Markets Equity ETF
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	$—	$8,685,161	$8,685,161	$—	$—	—	$—	$2,356

Europe Currency Hedged ETF
JPMorgan Diversified Return Europe Equity ETF	26,524,064	4,423,126	5,991,521	(79,372)	5,863,107	499,909	30,739,404	604,070

Global Equity ETF
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	516,620	—	—	—	516,620	516,620	520

International Currency Hedged ETF
JPMorgan Diversified Return International Equity ETF	26,351,076	18,522,183	3,764,823	62,314	6,973,733	811,196	48,144,483	486,815

International Equity ETF
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	1,161,468	29,661,712	15,027,694	—	—	15,795,486	15,795,486	19,760

U.S. Equity ETF
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	1,660,652	12,050,758	12,167,449	—	—	1,543,961	1,543,961	7,893

U.S. Mid Cap Equity ETF
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	621,429	5,086,855	5,515,488	—	—	192,796	192,796	3,154

U.S. Small Cap Equity ETF (a)
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	3,428,568	2,966,605	—	—	461,963	461,963	1,401

(a)	Commencement of operations was November 15, 2016.

F. Offering and Organizational Costs — Total offering costs incurred in connection with the offering of shares of each Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Trust, if any, were recorded as an expense at the time the Fund commenced operations. Approximate total offering costs incurred by the Funds were as follows:

Europe Currency Hedged ETF	$40,806
Europe Equity ETF	5,373
International Currency Hedged ETF	81,862
U.S. Mid Cap Equity ETF	16,448
U.S. Small Cap Equity ETF	11,740

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Certain Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated Undistributed Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Emerging Markets Equity ETF	$(1)	$(15,667)	$15,668
Europe Currency Hedged ETF	(1,340)	(15,633)	16,973
Europe Equity ETF	(1)	16,515	(16,514)
Global Equity ETF	1,965,574	141	(1,965,715)
International Currency Hedged ETF	(2,053)	(19,942)	21,995
International Equity ETF	4,057,804	290,679	(4,348,483)
U.S. Equity ETF	10,807,473	(71,415)	(10,736,058)
U.S. Mid Cap Equity ETF	3,533,085	388	(3,533,473)

The reclassifications for the Funds relate primarily to foreign currency gains or losses, investments in passive foreign investment companies (“PFICs”), non-taxable dividends and redemptions in-kind.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of each Fund and is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Emerging Markets Equity ETF	0.44%
Europe Currency Hedged ETF	0.33%
Europe Equity ETF	0.30%
Global Equity ETF	0.24%
International Currency Hedged ETF	0.27%
International Equity ETF	0.24%
U.S. Equity ETF	0.23%
U.S. Mid Cap Equity ETF	0.24%
U.S. Small Cap Equity ETF	0.29%

120	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.D.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.085% of the average daily net assets of each Fund in the Trust covered by the Administration Agreement.

The Administrator waived administration fees as outlined in Note 3.D.

Effective October 1, 2017 JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Custodian and Transfer Agent Fees — JPMCB provides portfolio custody and transfer agency services. The amounts paid directly to JPMCB by the Funds for custody services are included in the Custodian and Transfer Agent fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations. With respect to the transfer agency services provided by JPMCB for each creation or redemption transaction, the Authorized Participant will generally be responsible for such associated expenses; during the period, the Funds paid no transfer agency fees to JPMCB.

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are used to offset certain custodian charges incurred by the Funds for these transactions.

For the period ended October 31, 2017, the amount of transaction fees paid by the Authorized Participants that were used to reimburse custodian fees were as follows:

Emerging Markets Equity ETF	$132,300
Europe Equity ETF	5,700
Global Equity ETF	30,800
International Equity ETF	201,600
U.S. Equity ETF	40,600
U.S. Mid Cap Equity ETF	10,500
U.S. Small Cap Equity ETF	27,300

Such amounts are included in expense reimbursements from non-affiliates in the Statements of Operations.

Restricted cash on the Statements of Assets and Liabilities is cash received from Authorized Participants for the reimbursement of creation and/or redemption of Fund shares.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

D. Accounting Fees — Beginning on October 1, 2017, JPMCB began to also provide accounting services to the Funds. Prior to October 1, 2017 a non-affiliated entity provided accounting services to the Funds. The following are the amounts incurred by the Funds during the period October 1, 2017 through October 31, 2017 that are payable directly to JPMCB by the Funds for accounting fees which are included in accounting fees on the Statements of Operations:

Emerging Markets Equity ETF	$7,054
Europe Equity ETF	4,101
Global Equity ETF	4,434
International Currency Hedged ETF	102
International Equity ETF	9,281
U.S. Equity ETF	1,830
U.S. Mid Cap Equity ETF	1,724
U.S. Small Cap Equity ETF	1,204

E. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses, (excluding acquired fund fees and expenses, except with respect to Diversified Return Europe Equity Currency Hedged ETF and Diversified Return International Currency Hedged ETF where the expense limitation agreement includes acquired fund fees and expenses, dividend

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses), exceed the percentages of the Funds’ respective average daily net assets as shown in the below table:

Expense Cap
Emerging Markets Equity ETF	0.45%
Europe Currency Hedged ETF	0.49%
Europe Equity ETF	0.43%
Global Equity ETF	0.38%
International Currency Hedged ETF	0.49%
International Equity ETF	0.43%
U.S. Equity ETF*	0.19%
U.S. Mid Cap Equity ETF**	0.24%
U.S. Small Cap Equity ETF***	0.29%

*	Prior to March 1, 2017, the contractual expense limitation for the Diversified Return U.S. Equity ETF was 0.29%.
**	Prior to March 1, 2017, the contractual expense limitation for the Diversified Return U.S. Mid Cap Equity ETF was 0.34%.
***	Prior to March 1, 2017, the contractual expense limitation for the Diversified Return U.S. Small Cap Equity ETF was 0.39%.

The expense limitation agreements were in effect for the period ended October 31, 2017. The contractual expense limitation percentages in the table above are in place until at least February 29, 2020.

For the period ended October 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each Fund as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
Emerging Markets Equity ETF	$363,825	$242,550	$606,375	$—
Europe Currency Hedged ETF	59,539	39,692	99,231	168,340	*
Europe Equity ETF	141,257	94,172	235,429	—
Global Equity ETF	155,739	103,826	259,565	46,694
International Currency Hedged ETF	72,650	48,434	121,084	190,757	*
International Equity ETF	269,014	179,342	448,356	—
U.S. Equity ETF	341,841	227,894	569,735	—
U.S. Mid Cap Equity ETF	103,586	69,057	172,643	8,380
U.S. Small Cap Equity ETF	69,842	46,562	116,404	61,704

*	As disclosed in Note 8, amounts include out of period adjustments.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser has agreed to waive the net expense ratio of the Underlying Funds.

The amount of the waivers resulting from investments in these money market funds for the period ended October 31, 2017 were as follows:

Emerging Markets Equity ETF	$879
Europe Currency Hedged ETF	16,325
Europe Equity ETF	10
Global Equity ETF	10
International Currency Hedged ETF	17,200
International Equity ETF	5,458
U.S. Equity ETF	2,391
U.S. Mid Cap Equity ETF	944
U.S. Small Cap Equity ETF	394

F. Distribution Services

The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives, and SIDCO received, no fees for their distribution services under their respective distribution agreements with the Trust. Although the Trust does not, and did not, pay any fees under the Distribution Agreements, JPMIM pays JPMDS, and paid SIDCO, for certain distribution related services.

122	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

G. Other — Certain officers of the Trust are affiliated with the Adviser. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. The Funds, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Funds’ Statements of Operations.

The Funds may use related party broker-dealers. For the period ended October 31, 2017, the Funds incurred no brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

An affiliate of JPMorgan made a payment to the International Currency Hedged ETF and the Europe Currency Hedged ETF of approximately $35,000 and $4,500, respectively, relating to a NAV error, which was booked to Capital Transactions on the Statement of Changes in Net Assets to the respective Fund.

4. Investment Transactions

During the period ended October 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity ETF	$112,817,050	$71,009,219
Europe Currency Hedged ETF	3,187,584	5,991,519
Europe Equity ETF	12,014,208	11,655,330
Global Equity ETF	22,523,102	20,677,062
International Currency Hedged ETF	2,120,766	3,765,454
International Equity ETF	276,291,667	223,174,155
U.S. Equity ETF	63,475,183	63,310,835
U.S. Mid Cap Equity ETF	16,227,725	16,952,582
U.S. Small Cap Equity ETF	8,006,433	7,710,282

During the period ended October 31, 2017, there were no purchases or sales of U.S. Government securities.

For the period ended October 31, 2017, in-kind transactions associated with creations and redemptions were:

	In-Kind Purchases	In-Kind Sales	Realized Gain (Loss)
Emerging Markets Equity ETF	$59,220,624	$—	$—
Europe Currency Hedged ETF	1,235,542	—	—
Europe Equity ETF	6,006,125	—	—
Global Equity ETF	20,343,878	9,703,640	1,993,665
International Currency Hedged ETF	16,401,416	—	—
International Equity ETF	512,796,071	22,651,454	4,151,369
U.S. Equity ETF	263,393,406	72,222,099	10,809,680
U.S. Mid Cap Equity ETF	34,131,366	16,111,051	3,547,360
U.S. Small Cap Equity ETF	49,485,021	—	—

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2017 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Emerging Markets Equity ETF	$146,668,264	$21,759,920	$(3,072,847)	$18,687,073
Europe Currency Hedged ETF	26,601,304	4,667,471	(13,095)	4,654,376
Europe Equity ETF	67,449,935	13,389,544	(1,832,984)	11,556,560
Global Equity ETF	89,727,218	15,723,056	(2,329,962)	13,393,094
International Currency Hedged ETF	42,051,062	6,710,842	(156,428)	6,554,414
International Equity ETF	1,029,471,841	138,602,479	(17,922,014)	120,680,465
U.S. Equity ETF	326,644,093	34,854,591	(7,673,127)	27,181,464
U.S. Mid Cap Equity ETF	55,849,167	7,436,515	(1,187,919)	6,248,596
U.S. Small Cap Equity ETF	49,963,890	5,944,268	(1,259,864)	4,684,404

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in passive foreign investment companies (“PFICs”), wash sale loss deferrals, mark to market of forward currency contracts, mark to market of futures contracts and investments in real estate investment trusts (“REITs”).

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Equity ETF	$771,056	$—	$771,056
Europe Currency Hedged ETF	1,256,932	1,083,788	2,340,720
Europe Equity ETF	1,338,720	—	1,338,720
Global Equity ETF	1,695,420	—	1,695,420
International Currency Hedged ETF	801,634	547,901	1,349,535
International Equity ETF	9,230,405	—	9,230,405
U.S. Equity ETF	1,329,650	—	1,329,650
U.S. Mid Cap Equity ETF	396,160	—	396,160
U.S. Small Cap Equity ETF	36,680	—	36,680

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2016 was a follows:

	Ordinary Income*	Total Distributions Paid
Emerging Markets Equity ETF	$1,050,480	$1,050,480
Europe Equity ETF	918	918
Global Equity ETF	1,057,127	1,057,127
International Equity ETF	2,154,090	2,154,090
U.S. Equity ETF	130,025	130,025

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

124	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

As of October 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation
Emerging Markets Equity ETF	$3,428,600	$(4,823,620)	$18,444,406
Europe Currency Hedged ETF	65,059	(1,069,100)	4,639,366
Europe Equity ETF	1,912,779	(233,355)	11,562,411
Global Equity ETF	1,618,878	(1,221,165)	13,389,581
International Currency Hedged ETF	50,550	(425,941)	6,539,729
International Equity ETF	22,095,958	(5,917,979)	120,671,381
U.S. Equity ETF	3,670,672	(1,434,889)	27,181,464
U.S. Mid Cap Equity ETF	689,381	(10,805)	6,248,596
U.S. Small Cap Equity ETF	301,790	(276,140)	4,684,404

As of October 31, 2017, the Funds had net capital loss carryforwards, with no expiration dates, as follows:

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Emerging Markets Equity ETF	$4,210,288	*	$613,332	*
Europe Currency Hedged ETF	503,280		565,820
Europe Equity ETF	233,355		—
Global Equity ETF	850,210		370,955
International Currency Hedged ETF	218,381		207,560
International Equity ETF	1,412,312	*	4,505,667	*
U.S. Equity ETF	1,174,597		260,292
U.S. Mid Cap Equity ETF	—		10,805
U.S. Small Cap Equity ETF	276,140		—

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

During the year ended October 31, 2017, the following Funds utilized capital loss carryforwards as follows:

Emerging Markets Equity ETF	$1,590,294
Global Equity ETF	801,991
International Equity ETF	421,033
U.S. Mid Cap Equity ETF	87,090

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended October 31, 2017, the following Funds deferred to November 1, 2017 late year ordinary losses of:

Late Year Ordinary Loss Deferral
Europe Currency Hedged ETF	$15,135
International Currency Hedged ETF	21,385

6. Capital Share Transactions

The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.

Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.

Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105% of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown. The amount of exposure, if any, would depend on future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2017, the Adviser owned shares representing more than 10% of net assets of the following Funds:

% Ownership
Europe Currency Hedged ETF	93%
Europe Equity ETF	40%
Global Equity ETF	17%
International Currency Hedged ETF	60%
U.S. Mid Cap Equity ETF	29%
U.S. Small Cap Equity ETF	50%

Furthermore, as of October 31, 2017, the Europe Currency Hedged ETF owned approximately 38% of the shares outstanding of the Europe Equity ETF.

Significant transactions by the Adviser may impact the Fund’s performance.

Each Fund may have elements of risk not typically associated with investment in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on a Fund’s benchmark index (each an “underlying index”). Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. As of October 31, 2017, the following Funds had non-U.S. country allocations representing greater than 10% of total investments as follows:

	China	France	Germany	Japan	Switzerland	South Korea	Taiwan	United Kingdom
Emerging Markets Equity ETF	22.8%	—%	—%	—%	—%	—%	16.3%	—%
Europe Equity ETF	—	13.1	14.3	—	11.6	—	—	23.2
Global Equity ETF	—	—	—	23.1	—	10.2	—	—
International Equity ETF	—	—	—	25.9	—	11.2	—	16.8

With the exception of U.S. Equity ETF, U.S. Mid Cap Equity ETF, and U.S. Small Cap Equity ETF as of October 31, 2017, a significant portion of the net assets of the Funds noted in the table above consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Premium/Discount Risk — Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund’s holdings. During such periods, investors may incur significant losses if shares are sold.

Index Tracking Risk — A Fund may not track the return of the underlying index for a number of reasons and therefore may not achieve its investment objective. For example, each Fund incurs a number of operating expenses not applicable to its underlying index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the underlying index. In addition, a Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, each Fund’s return differs from the return of the underlying index.

Counterparty Risk — The Funds are subject to counterparty risk, which is the risk that a counterparty will not fulfill its contractual obligations arising from agreements with the Funds such as forward foreign currency exchange contracts.

Derivatives Risk — Derivatives and futures may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing a Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose a Fund to counterparty risk including the credit risk of the derivative counterparty.

8. Out of Period Adjustment

The Europe Currency Hedged ETF and International Currency Hedged ETF each recorded an out of period adjustment in the October 31, 2017 financial statements which resulted in an increase to net investment income of approximately $59,388 and $59,006, respectively, as well as the changes to the Financial Highlights as disclosed therein. These adjustments resulted from an adjustment related to an expense reimbursement, from the

126	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

Adviser, for acquired fund fees that was not recorded in the October 31, 2016 financial statements. Management has evaluated the adjustment and concluded that it is not material to the previously issued 2016 or the current year financial statements.

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to Funds’ financial statements as of October 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	127

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan Diversified Return Emerging Markets Equity ETF, JPMorgan Diversified Return Europe Currency Hedged ETF, JPMorgan Diversified Return Europe Equity ETF, JPMorgan Diversified Return Global Equity ETF, JPMorgan Diversified Return International Currency Hedged ETF, JPMorgan Diversified Return International Equity ETF, JPMorgan Diversified Return U.S. Equity ETF, JPMorgan Diversified Return U.S. Mid Cap Equity ETF and JPMorgan Diversified Return U.S. Small Cap Equity ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the nine funds listed in the table below

JPMorgan Diversified Return Emerging Markets Equity ETF,

JPMorgan Diversified Return Global Equity ETF,

JPMorgan Diversified Return International Equity ETF,

JPMorgan Diversified Return U.S. Equity ETF

Statements of changes in net assets for the two years in the period ended October 31, 2017
JPMorgan Diversified Return Europe Currency Hedged ETF, JPMorgan Diversified Return International Currency Hedged ETF	Statements of changes in net assets for the year ended October 31, 2017 and for the period April 1, 2016 (commencement of operations) through October 31, 2016
JPMorgan Diversified Return Europe Equity ETF	Statement of changes in net assets for the year ended October 31, 2017 and for the period December 18, 2015 (commencement of operations) through October 31, 2016
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	Statement of changes in net assets for the year ended October 31, 2017 and for the period May 11, 2016 (commencement of operations) through October 31, 2016
JPMorgan Diversified Return U.S. Small Cap Equity ETF	Statement of changes in net assets for the period November 15, 2016 (commencement of operations) through October 31, 2017

(nine of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended (or for JPMorgan Diversified Return U.S. Small Cap Equity ETF for the period November 15, 2016 (commencement of operations) through October 31, 2017), the changes in each of their net assets for the respective periods described in the table above, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent, custodian, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 22, 2017

128	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SUPPLEMENTAL INFORMATION

FOR THE PERIODS INDICATED (Unaudited)

The table below indicates the number of trading days in which the Funds traded within the range of the premium/discount noted. The number of days in each range is also shown as a percentage of the total trading days for the period covered in the table. All information within the table is based on historical performance. Past performance cannot be used to predict future results. Shareholders may pay more than NAV when they buy fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market prices.

	Emerging Markets Equity ETF (a)		Europe Currency Hedged ETF (b)		Europe Equity ETF (c)
Range of Premium/(Discount)	Day Count	Percentage	Day Count	Percentage	Day Count	Percentage
Greater than 2.0% and Less than or equal to 2.5%	—	—%	1	0.25%	—	—%
Greater than 1.5% and Less than or equal to 2.0%	3	0.42%	2	0.50%	—	—%
Greater than 1.0% and Less than or equal to 1.5%	32	4.50%	1	0.25%	1	0.21%
Greater than 0.5% and Less than or equal to 1.0%	268	37.75%	16	4.01%	24	5.11%
Greater than 0.0% and Less than or equal to 0.5%	192	27.04%	248	62.16%	368	78.30%
Less than or equal to 0.0% and greater than or equal to –0.5%	89	12.54%	125	31.33%	77	16.38%
Less than –0.5% and greater than or equal to –1.0%	94	13.24%	3	0.75%	—	—%
Less than –1.0% and greater than or equal to –1.5%	26	3.66%	1	0.25%	—	—%
Less than –1.5% and greater than or equal to –2.0%	6	0.85%	1	0.25%	—	—%
Less than –4.0% and greater than or equal to –4.5%	—	—%	1	0.25%	—	—%

	710	100.00%	399	100.00%	470	100.00%

	Global Equity ETF (d)		International Currency Hedged ETF (b)		International Equity ETF (e)
Range of Premium/(Discount)	Day Count	Percentage	Day Count	Percentage	Day Count	Percentage
Greater than 1.0% and Less than or equal to 1.5%	—	—%	—	—%	1	0.13%
Greater than 0.5% and Less than or equal to 1.0%	39	4.58%	13	3.25%	138	18.37%
Greater than 0.0% and Less than or equal to 0.5%	671	78.76%	317	79.25%	569	75.77%
Less than or equal to 0.0% and greater than or equal to –0.5%	139	16.31%	69	17.25%	40	5.33%
Less than –0.5% and greater than or equal to –1.0%	2	0.23%	1	0.25%	3	0.40%
Less than –1.0% and greater than or equal to –1.5%	1	0.12%	—	—%	—	–%

	852	100.00%	400	100.00%	751	100.00%

	U.S. Equity ETF (f)		U.S. Mid Cap ETF (g)		U.S. Small Cap Equity ETF (h)
Range of Premium/(Discount)	Day Count	Percentage	Day Count	Percentage	Day Count	Percentage
Greater than 4.5% and Less than or equal to 5.0%	1	0.19%	3	0.82%	—	—%
Greater than 0.0% and Less than or equal to 0.5%	469	88.99%	320	86.95%	236	97.93%
Less than or equal to 0.0% and greater than or equal to –0.5%	57	10.82%	45	12.23%	5	2.07%

	527	100.00%	368	100.00%	241	100.00%

(a)	For the period January 7, 2015 (fund inception date) to October 31, 2017.
(b)	For the period April 1, 2016 (fund inception date) to October 31, 2017.
(c)	For the period December 18, 2015 (fund inception date) to October 31, 2017.
(d)	For the period June 16, 2014 (fund inception date) to October 31, 2017.
(e)	For the period November 5, 2014 (fund inception date) to October 31, 2017.
(f)	For the period September 29, 2015 (fund inception date) to October 31, 2017.
(g)	For the period May 11, 2016 (fund inception date) to October 31, 2017.
(h)	For the period November 15, 2016 (fund inception date) to October 31, 2017.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	129

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Funds Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth; Positions With the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held During Past 5 Years
Independent Trustees

Gary L. French (1951); Trustee of the Trust since 2014	Real Estate Investor (2011-present); Senior Consultant for the Regulatory Fundamentals Group LLC (2011-2017); Senior Vice President-Fund Administration, State Street Corporation (2002-2010).	22	Independent Trustee, The China Fund, Inc. (2013-present); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Robert J. Grassi (1957); Trustee of the Trust since 2014	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	22	None.

Thomas P. Lemke (1954); Trustee of the Trust since 2014	Retired; Executive Vice President and General Counsel, Legg Mason (2005-2013).	22	Independent Trustee of AXA Premier VIP Trust (2014-present); SEI family of funds (Independent Trustee of Advisors’ Inner Circle III Funds (5 portfolios) (from February 2014 to present)); Independent Trustee of O’Connor EQUUS (May 2014-present); Independent Trustee of Winton Series Trust (December 2014-present); Independent Director of The Victory Funds (or their predecessor funds) (35 portfolios) (2014-March 2015).

Lawrence R. Maffia (1950); Trustee of the Trust since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	22	Director, ICI Mutual Insurance Company (1999-2013).

Emily A. Youssouf (1951); Trustee of the Trust since 2014	Clinical Professor, NYU Schack Institute of Real Estate (2009-present); Board Member (2005-present), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-present), and Chair of IT Committee (2016-present), NYC Health and Hospitals Corporation; Board Member and Member of the Audit Committee and Related Parties Committee (2013-present) and Member of the Risk Management Committee (2017-present), PennyMac Financial Services, Inc.	22	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee (2015-present) and Chair of the Audit and Finance Committee (2015-present) of the Transit Center Foundation; Vice Chair (2011-2013) and Board Member (2013-2014) of New York City Housing Authority.
Interested Trustee

Robert Deutsch (2) (1957); Chairman and Trustee of the Trust since 2014	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	22	None

(1)	A Fund complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Thirteen series of the Trust have commenced operations, but nine additional series have been created and are expected to commence operations in the future.

(2)	Mr. Deutsch is an interested trustee because he was an employee of the Adviser until August 2017.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

130	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Joanna Gallegos (1975), President and Principal Executive Officer (2017)	Managing Director, Head of J.P. Morgan Asset Management’s U.S. Exchange Traded Funds business. Previously, Head of J.P. Morgan Asset Management’s ETF Product Development team from August 2013 to July 2017; Managing Director of the Strategic Initiatives Group in BlackRock’s iShares Exchange Traded Funds division from 2010 to 2013.

Lauren A. Paino (1973), Treasurer and Principal Financial Officer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; Director, Credit Suisse Asset Management (2000-2013).

Paul Shield (1960), Vice President and Assistant Treasurer (2016)	Managing Director and head of Business Management for JPMorgan Asset Management’s Exchange Traded Fund platform since 2013. Senior Global Product Manager of Alternative Investments for BNY Mellon from 2011 to 2013 and Global Product Head for Exchange Traded Funds at JPMorgan Chase Bank from 2008 to 2011.

Brian S. Shlissel (1964), Vice President (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management Inc.) (2014-present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Frank J. Nasta (1964), Secretary (2014)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2014)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan Lewis & Bockius (law firm) from 2012 to 2016.

Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2011; formerly Vice President of J.P. Morgan Investment Management Inc. 2010-2011. Mr. Cavaliere has been with JPMorgan since May 2006.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; formerly Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from 2012 to 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jason Ronca (1978), Assistant Treasurer (2014)***	Executive Director, since February 2017; formerly Vice President for J.P. Morgan Asset Management since 2014. ETF Product Manager for Corporate Investment Bank responsible for setting the strategy and control agenda for the ETF servicing business from 2010 to May 2014; Prior to 2010, a Vice President in Fund Accounting within J.P. Morgan Investor Services, supporting a series of U.S. registered mutual funds.

The contact address for each of officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is One Beacon Street, Boston, MA 02108.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	131

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur ongoing costs, investment advisory fees, administration fees and other Fund expenses, in addition to brokerage commissions on your purchases and sales of Fund shares. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period May 1, 2017 and continued to hold your shares at the end of the reporting period, October 31, 2017.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period
JPMorgan Diversified Return Emerging Markets Equity ETF
Actual	$1,000.00	$1,110.60	0.45%	$2.39
Hypothetical (1)	1,000.00	1,022.94	0.45	2.29

JPMorgan Diversified Return Europe Currency Hedged ETF
Actual	$1,000.00	$1,084.90	0.07%	$0.37
Hypothetical (1)(2)	1,000.00	1,024.85	0.07	0.36

JPMorgan Diversified Return Europe Equity ETF
Actual	$1,000.00	$1,123.30	0.43%	$2.30
Hypothetical (1)	1,000.00	1,023.04	0.43	2.19

JPMorgan Diversified Return Global Equity ETF
Actual	$1,000.00	$1,104.10	0.38%	$2.02
Hypothetical (1)	1,000.00	1,023.29	0.38	1.94

JPMorgan Diversified Return International Currency Hedged ETF
Actual	$1,000.00	$1,082.90	0.06%	$0.32
Hypothetical (1)(2)	1,000.00	1,024.90	0.06	0.31

JPMorgan Diversified Return International Equity ETF
Actual	$1,000.00	$1,099.00	0.43%	$2.27
Hypothetical (1)	1,000.00	1,023.04	0.43	2.19

JPMorgan Diversified Return U.S. Equity ETF
Actual	$1,000.00	$1,074.20	0.19%	$0.99
Hypothetical (1)	1,000.00	1,024.25	0.19	0.97

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Actual	$1,000.00	$1,067.40	0.24%	$1.25
Hypothetical (1)	1,000.00	1,024.00	0.24	1.22

JPMorgan Diversified Return U.S. Small Cap Equity ETF
Actual	$1,000.00	$1,067.10	0.29%	$1.51
Hypothetical (1)	1,000.00	1,023.74	0.29	1.48

(1)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2)	Refer to Note 8.

132	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Funds listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2017:

Dividends Received Deduction
Global Equity ETF	5.38%
U.S. Equity ETF	100.00
U.S. Mid Cap Equity ETF	100.00
U.S. Small Cap Equity ETF	100.00

Long Term Capital Gain

The Funds listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2017:

Long Term Capital Gain
Europe Currency Hedged ETF	$1,083,788
International Currency Hedged ETF	547,901

Qualified Dividend Income (QDI)

The Funds listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2017:

Qualified Dividend Income
Emerging Markets Equity ETF	$1,332,735
Europe Equity ETF	1,574,794
Global Equity ETF	1,880,230
International Currency Hedged ETF	486,815
International Equity ETF	11,099,070
U.S. Equity ETF	1,329,650
U.S. Mid Cap Equity ETF	396,160
U.S. Small Cap Equity ETF	36,680

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2017, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:

	Gross Income	Foreign Tax Pass Through
Emerging Markets Equity ETF	$4,101,802	$561,679
Europe Equity ETF	1,221,813	236,074
Global Equity ETF	1,573,717	184,463
International Equity ETF	16,759,083	1,868,665

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	133

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-844-457-6383 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. October 2017.	AN-ETF-1017

Annual Report

JPMorgan Exchange-Traded Funds

October 31, 2017

JPMorgan Diversified Alternatives ETF

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

Shares are bought and sold throughout the day on an exchange at market price (not NAV) through a brokerage account, and are not individually redeemed from the Fund. Shares may only be redeemed directly from the Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

PRESIDENT’S LETTER

NOVEMBER 28, 2017 (Unaudited)

Dear Shareholder,

The past year has been a milestone for JPMorgan’s Exchange-Traded Funds. We’ve built out our product lineup to include active fixed income ETFs, innovative strategic beta and institutional-quality alternative strategies. Each of these are designed to provide advisers and investors with additional tools for constructing stronger portfolios. During the year, we more than doubled our ETF assets under management, surpassing $2 billion by the end of August. Further, our Diversified Alternatives ETF (JPHF) earned Best New Alternative ETF and Best New Active ETF at the fourth annual ETF.com awards held March 30, 2017 in New York, N.Y.1

“During the year, we more than doubled our ETF assets under management, surpassing $2 billion by the end of August.”

During the past year, global economic growth accelerated and both bond and equity markets generally provided investors with positive returns. With equity markets at record highs and interest rates poised to rise, we believe alternatives offer access to potential gains and diversification – without trading late cycle equity risk for interest rate risk.

Our Diversified Alternatives ETF (JPHF) seeks to achieve its investment objective by allocating assets across multiple investment strategies, such as those utilized by certain hedge funds, in a systematic, low-cost, transparent manner. The Fund seeks to enhance portfolio diversification and risk-adjusted returns by systematically allocating across equity long/short, event-driven, global macro and managed futures based strategies, which are then implemented with equity, fixed-income, currency and commodity securities, depending on the strategy. I am pleased to report that JPHF delivered positive risk adjusted returns and diversification when compared to traditional asset classes for the twelve months ending October 31, 2017.

We are proud to bring J.P. Morgan’s experience and capabilities to the ETF market place. We are committed to building solutions that address your needs and help you build stronger portfolios. Thank you for your belief in our Firm and our process.

Sincerely,

Joanna M. Gallegos

President, J.P. Morgan Exchange-Traded Funds

J.P Morgan Asset Management

1-844-4JPM-ETF or jpmorgan.com/etfs for more information

[1]

ETF.com Award winners are selected in a three-part process designed to leverage the insights and opinions of leaders throughout the ETF industry. The awards process began with an open nomination period running from Dec. 5, 2016, through Jan. 4, 2017. ETF.com received hundreds of nominations from participants in all corners of the ETF space. Following the open nominations process, the ETF.com Awards Nominating Committee—made up of senior leaders at ETF.com, Inside ETFs and FactSet—voted to select up to five finalists in each category. Votes were tallied on a majority basis. Winners from these finalists were selected by a majority vote of the ETF.com Awards Selection Committee, a group of independent ETF experts. Committee members recused themselves from voting in any category in which they or their firms appeared as finalists. Ties were decided where possible with head-to-head runoff votes. Voting was completed by Jan. 20, 2017, but results were kept secret until their announcement at the ETF.com U.S. Awards Dinner on March 30, 2017

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	1

JPMorgan Diversified Alternatives ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Alternatives ETF
Net Asset Value*	3.56%
Market Price**	3.51%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.72%

Net Assets as of 10/31/2017	$153,782,741

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Alternatives ETF (the “Fund”) seeks to provide long-term total return.

INVESTMENT APPROACH

The Fund seeks to achieve its investment objective by allocating assets across a variety of strategies commonly employed by hedge funds, including Equity Long/Short, Event Driven and Global Macro Based strategies. The Fund seeks to achieve the efficiency of rules-based investing with the diversification benefits of alternative strategies without replicating an index.

The Fund uses derivatives, including swaps, futures, options, and forward contracts, in implementing its strategies, and under normal market conditions, the Fund’s managers seek to obtain a significant portion of the Fund’s exposure through the use of derivatives, in addition to its exposure through direct investments. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, are primarily used as an efficient means of implementing a particular strategy in order to gain exposure to a desired return factor.

HOW DID THE MARKET PERFORM?

Global financial markets overall provided positive returns during the reporting period, with emerging market equities outperforming equities in the U.S. and other developed markets. The world’s leading economies continued to expand through the first ten months of 2017, lifting corporate profits and capital investment, as well as business and consumer sentiment. Low interest rates generally weighed on developed market bond prices, while investors’ search for higher yields helped push prices higher for emerging market bonds.

Synchronized global growth and industrial demand helped to lift commodities prices, particularly for copper and other metals, toward the end of the reporting period. While global oil prices declined in the early part of the reporting period, prices for benchmark Brent crude remained above $50 dollars a barrel through October 2017.

In the U.S., equities prices reached record highs throughout the twelve month reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) hit fresh highs on 11 of the 22 trading days in October 2017.

In Europe, financial markets continued to benefit from global growth, low interest rates and stimulus from the European Central Bank. Demand from China and other emerging market nations helped to lift exports from Germany and other leading European Union (EU) economies. While the U.K.’s impending exit from the EU and a separatist movement in Spain’s Catalan region, remained worrisome for politicians and economists, financial markets appeared to be largely unaffected. Japan’s equities market was a leading performer during the final months of the reporting period amid an improving economy and a snap election that handed Prime Minister Shinzo Abe’s Liberal Democratic Party a parliamentary majority.

In China, government efforts to curb speculation in its financial markets helped to keep market volatility in check, while economic indicators showed continued strong growth. Global economic growth and low interest rates continued to benefit both equities and bonds in emerging market nations.

HOW DID THE FUND PERFORM?

For the twelve months ended October 31, 2017, the Fund posted a positive absolute performance and experienced a deviation of 2.84% relative to its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”).

The Fund’s allocation to equities, which are not held in the Index, was a leading contributor to performance relative to the Index. References to the Index and to other indexes mentioned herein are for informational purposes and are not an indication of how the Fund is managed. The use of the Index does not imply the Fund is being managed like the Index and does not imply low risk or low volatility, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

On an absolute basis, the Fund’s allocations to the momentum factor within the Equity Long/Short sub-strategy, which was implemented primarily through the use of equities and total return swaps contracts, were the leading contributors to performance for the reporting period. The Fund’s allocations to relative value fixed income, foreign exchange and commodity-based return factors within the Global Macro Based sub-strategy, which was implemented primarily through the use of fixed-income futures, currency forward contracts and commodities futures, were leading detractors from performance.

2	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s largest allocation was to the Equity Long/Short sub-strategy, while the smallest allocation was to the Event Driven sub-strategy.

RISK ALLOCATION AS OF OCTOBER 31, 2017
Strategy	% of Risk Allocation****
Equity Long/Short (1)	51%
Event Driven (2)	21
Global Macro (3)	28

TOP TEN LONG HOLDINGS OF THE PORTFOLIO (a)
1.	Rockwell Collins, Inc.	1.2%
2.	Monsanto Co.	1.2
3.	Calpine Corp.	1.2
4.	Akorn, Inc.	1.1
5.	Scripps Networks Interactive, Inc., Class A	1.1
6.	Brocade Communications Systems, Inc.	1.1
7.	Bob Evans Farms, Inc.	0.7
8.	Gigamon, Inc.	0.6
9.	BroadSoft, Inc.	0.6
10.	VWR Corp.	0.5

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO (a)
1.	Lennar Corp., Class A.	0.8%
2.	Vistra Energy Corp.	0.7
3.	AT&T, Inc.	0.6
4.	EQT Corp.	0.6
5.	CenturyLink, Inc.	0.5
6.	Becton Dickinson and Co.	0.4
7.	Liberty Interactive Corp. QVC Group, Class A	0.4
8.	HOCHTIEF AG (Germany)	0.6
9.	Strayer Education, Inc.	0.2
10.	Tabcorp Holdings Ltd. (Australia)	0.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $26.06 as of October 31, 2017.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $26.09 as of October 31, 2017.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Risk allocations are calculated as the standard deviation (volatility of an asset class) divided by the overall volatility of the Fund. Risk, as measured by standard deviation, shows how widely a set of values varies from the mean. It is a historical measure of the volatility of returns earned by the Fund. The percentages above represent the current risk allocation based on the Fund’s holdings as of October 31, 2017 and are not representative of the targeted equal risk allocation across asset classes over the long term. Holdings and allocations may vary over time.
(1)	Equity Long/Short strategies seek to profit by exploiting pricing inefficiencies between related equity securities by maintaining long and short positions.
(2)	Event Driven strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing. For example, merger arbitrage strategies seek to capitalize on price discrepancies and returns generated by a corporate transaction.
(3)	Global Macro based strategies aim to exploit macro-economic imbalances across the globe. The macro based strategies may be implemented through a broad range of asset classes including, but not limited to, equities, fixed income, currency and commodities.
(a)	Percentages indicated are based upon total investments plus the current value of the total net long and short positions within each Total Return Basket Swap as of October 31, 2017. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan Diversified Alternatives ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE	1 YEAR	CUMULATIVE SINCE INCEPTION
JPMorgan Diversified Alternatives ETF
Net Asset Value	September 12, 2016	3.56%	4.44%
Market Price		3.51%	4.61%

LIFE OF FUND PERFORMANCE (09/12/16 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on September 12, 2016.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Alternatives ETF and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from September 12, 2016 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index.

The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — 44.6%
	Aerospace & Defense — 1.4%
1,615	L3 Technologies, Inc.	302,296
13,692	Rockwell Collins, Inc.	1,856,635

		2,158,931

	Auto Components — 1.4%
5,450	BorgWarner, Inc.	287,324
8,685	Cooper Tire & Rubber Co.	284,868
2,807	Cooper-Standard Holdings, Inc.*	312,924
3,800	Delphi Automotive plc	377,644
13,827	Gentex Corp.	268,382
1,590	Lear Corp.	279,188
6,523	Standard Motor Products, Inc.	284,860

		2,095,190

	Banks — 0.4%
5,800	CIT Group, Inc.	270,396
7,056	Sandy Spring Bancorp, Inc.	285,133

		555,529

	Beverages — 0.2%
2,459	PepsiCo, Inc.	271,056

	Biotechnology — 0.1%
3,400	Acorda Therapeutics, Inc.*	90,355
59	AquaBounty Technologies, Inc.*	372

		90,727

	Capital Markets — 0.4%
17,034	BGC Partners, Inc., Class A	258,406
7,547	Houlihan Lokey, Inc.	314,181

		572,587

	Chemicals — 2.0%
13,054	Calgon Carbon Corp.	283,272
3,325	Eastman Chemical Co.	301,943
3,255	LyondellBasell Industries NV, Class A	336,990
14,925	Monsanto Co.	1,807,418
30,500	Platform Speciality Products*	326,350

		3,055,973

	Commercial Services & Supplies — 0.6%
8,547	Brady Corp., Class A	325,213
4,035	Deluxe Corp.	281,038
11,989	Quad/Graphics, Inc.	273,229

		879,480

	Communications Equipment — 1.4%
138,795	Brocade Communications Systems, Inc.	1,616,962
8,914	Cisco Systems, Inc.	304,413
2,236	F5 Networks, Inc.*	271,160

		2,192,535

SHARES	INVESTMENTS	VALUE($)

	Construction & Engineering — 0.2%
5,403	Jacobs Engineering Group, Inc.	314,509

	Consumer Finance — 0.1%
16,800	Navient Corp.	209,328

	Containers & Packaging — 0.2%
5,023	Greif, Inc., Class A	278,927

	Diversified Financial Services — 0.2%
6,700	Voya Financial, Inc.	269,072

	Diversified Telecommunication Services — 0.3%
2,657	Straight Path Communications, Inc., Class B*	482,272

	Electric Utilities — 0.4%
3,977	ALLETE, Inc.	311,598
8,732	Hawaiian Electric Industries, Inc.	318,369

		629,967

	Electrical Equipment — 0.4%
3,609	Eaton Corp. plc	288,792
3,725	Regal Beloit Corp.	302,284

		591,076

	Electronic Equipment, Instruments & Components — 1.4%
7,869	Benchmark Electronics, Inc.*	243,546
8,911	Corning, Inc.	279,003
4,559	Dolby Laboratories, Inc., Class A	264,148
7,043	Methode Electronics, Inc.	330,317
7,610	Sanmina Corp.*	249,037
2,711	Tech Data Corp.*	251,500
17,981	TTM Technologies, Inc.*	283,740
13,398	Vishay Intertechnology, Inc.	298,106

		2,199,397

	Energy Equipment & Services — 1.0%
23,518	Archrock, Inc.	282,216
2,600	Basic Energy Services, Inc.*	49,036
5,295	Helmerich & Payne, Inc.	287,571
8,526	National Oilwell Varco, Inc.	291,504
14,242	Patterson-UTI Energy, Inc.	281,707
2,800	Tidewater, Inc.*	76,300
16,149	Unit Corp.*	302,309

		1,570,643

	Food & Staples Retailing — 0.2%
3,646	Wal-Mart Stores, Inc.	318,332

	Food Products — 1.9%
12,549	Bob Evans Farms, Inc.	968,657
5,450	Campbell Soup Co.	258,167
8,365	Conagra Brands, Inc.	285,749

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Food Products — continued
16,331	Flowers Foods, Inc.	310,779
2,366	JM Smucker Co. (The)	250,914
4,191	John B Sanfilippo & Son, Inc.	246,640
199	Lamb Weston Holdings, Inc.	10,147
1,660	Sanderson Farms, Inc.	248,286
4,565	Tyson Foods, Inc., Class A	332,834

		2,912,173

	Gas Utilities — 0.6%
5,649	UGI Corp.	270,361
7,346	WGL Holdings, Inc.	629,552

		899,913

	Health Care Equipment & Supplies — 0.8%
3,935	Hill-Rom Holdings, Inc.	317,594
6,949	Natus Medical, Inc.*	294,637
21,585	NxStage Medical, Inc.*	581,716

		1,193,947

	Health Care Providers & Services — 1.9%
3,432	Aetna, Inc.	583,543
1,413	Chemed Corp.	315,706
8,000	Community Health Systems, Inc.*	47,200
4,577	Express Scripts Holding Co.*	280,524
6,661	HealthSouth Corp.	307,338
10,472	Owens & Minor, Inc.	257,297
10,926	PharMerica Corp.*	320,132
2,647	Quest Diagnostics, Inc.	248,236
1,504	UnitedHealth Group, Inc.	316,171
1,586	WellCare Health Plans, Inc.*	313,616

		2,989,763

	Hotels, Restaurants & Leisure — 1.8%
15,100	Bloomin’ Brands, Inc.	268,478
2,600	Buffalo Wild Wings, Inc.*	307,320
1,300	Churchill Downs, Inc.	271,115
3,297	Darden Restaurants, Inc.	271,244
9,900	ILG, Inc.	293,733
18,900	La Quinta Holdings, Inc.*	333,018
4,800	SeaWorld Entertainment, Inc.*	55,104
4,800	Six Flags Entertainment Corp.	301,392
6,242	Wyndham Worldwide Corp.	666,958

		2,768,362

	Household Durables — 0.8%
5,000	Garmin Ltd.	283,050
10,192	KB Home	279,566

SHARES	INVESTMENTS	VALUE($)

	Household Durables — continued
10,000	PulteGroup, Inc.	302,300
12,832	Taylor Morrison Home Corp., Class A*	309,893

		1,174,809

	Household Products — 0.7%
8,461	Central Garden & Pet Co.*	323,041
5,270	Church & Dwight Co., Inc.	238,046
3,212	Procter & Gamble Co. (The)	277,324
2,681	Spectrum Brands Holdings, Inc.	294,695

		1,133,106

	Independent Power and Renewable Electricity Producers — 1.5%
23,415	AES Corp.	248,901
13,778	Atlantica Yield plc (Spain)	308,352
120,870	Calpine Corp.*	1,805,798

		2,363,051

	Industrial Conglomerates — 0.2%
2,500	Honeywell International, Inc.	360,400

	Insurance — 1.4%
3,900	American International Group, Inc.	251,979
5,551	Athene Holding Ltd., Class A*	289,374
1,073	Everest Re Group Ltd.	254,784
5,007	Fidelity & Guaranty Life	155,718
4,263	Principal Financial Group, Inc.	280,719
2,522	Prudential Financial, Inc.	278,580
2,104	Reinsurance Group of America, Inc.	314,295
3,940	State National Cos., Inc.	82,819
5,884	Unum Group	306,203

		2,214,471

	Internet Software & Services — 0.5%
301	Alphabet, Inc., Class C*	306,008
15,521	Bankrate, Inc.*	215,742
11,357	Blucora, Inc.*	246,447

		768,197

	IT Services — 1.6%
2,220	Accenture plc, Class A	316,039
4,317	Amdocs Ltd.	281,037
600	Automatic Data Processing, Inc.	69,756
11,787	Convergys Corp.	303,279
5,000	DST Systems, Inc.	293,100
3,900	DXC Technology Co.	356,928
16,500	MoneyGram International, Inc.*	256,575
4,037	Science Applications International Corp.	296,074
14,698	Western Union Co. (The)	291,902

		2,464,690

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Life Sciences Tools & Services — 1.3%
4,729	Agilent Technologies, Inc.	321,714
4,845	Cambrex Corp.*	209,546
2,858	Charles River Laboratories International, Inc.*	332,357
2,800	Quintiles IMS Holdings, Inc.*	302,680
24,714	VWR Corp.*	818,033

		1,984,330

	Machinery — 1.9%
6,800	Allison Transmission Holdings, Inc.	288,932
1,707	Cummins, Inc.	301,934
6,320	Greenbrier Cos., Inc. (The)	329,904
2,021	Illinois Tool Works, Inc.	316,327
2,971	Ingersoll-Rand plc	263,231
5,500	Pentair plc (United Kingdom)	387,530
2,013	Stanley Black & Decker, Inc.	325,200
6,400	Terex Corp.	301,504
5,802	Timken Co. (The)	273,564
2,500	Trinity Industries, Inc.	81,300

		2,869,426

	Media — 2.1%
4,100	AMC Networks, Inc., Class A*	208,608
4,333	CBS Corp. (Non-Voting), Class B	243,168
7,203	Comcast Corp., Class A	259,524
13,488	Discovery Communications, Inc., Class C*	240,221
4,667	Meredith Corp.	247,351
3,601	Omnicom Group, Inc.	241,951
19,991	Scripps Networks Interactive, Inc., Class A	1,664,851
1,258	Time Warner, Inc.	123,649

		3,229,323

	Metals & Mining — 0.2%
4,700	Nucor Corp.	271,801
18,700	Sandstorm Gold Ltd. (Canada)*	80,592

		352,393

	Multiline Retail — 0.5%
5,778	Big Lots, Inc.	296,469
4,300	Dillard’s, Inc., Class A	218,440
5,196	Target Corp.	306,772

		821,681

	Multi-Utilities — 0.7%
5,131	Ameren Corp.	318,071
8,779	Avista Corp.	458,615
10,170	CenterPoint Energy, Inc.	300,828

		1,077,514

SHARES	INVESTMENTS	VALUE($)

	Oil, Gas & Consumable Fuels — 0.9%
2,300	Bonanza Creek Energy, Inc.*	77,809
23,100	CONSOL Energy, Inc.*	372,603
1,300	Energen Corp.*	67,210
8,205	HollyFrontier Corp.	303,175
2,600	Peabody Energy Corp.*	80,314
300	SandRidge Energy, Inc.*	5,631
3,400	Stone Energy Corp.*	100,028
4,183	Valero Energy Corp.	329,997

		1,336,767

	Paper & Forest Products — 0.2%
7,485	Schweitzer-Mauduit International, Inc.	316,092

	Personal Products — 0.2%
7,605	Inter Parfums, Inc.	352,112

	Pharmaceuticals — 2.1%
52,136	Akorn, Inc.*	1,698,070
2,171	Johnson & Johnson	302,659
6,300	Mallinckrodt plc*	199,521
4,591	Merck & Co., Inc.	252,918
8,650	Pfizer, Inc.	303,269
1,753	STADA Arzneimittel AG (Germany)	168,566
2,913	Taro Pharmaceutical Industries Ltd.*	327,479

		3,252,482

	Professional Services — 0.4%
5,033	ICF International, Inc.*	270,272
2,679	ManpowerGroup, Inc.	330,267

		600,539

	Real Estate Management & Development — 0.0% (a)
1,800	CBRE Group, Inc., Class A*	70,776

	Semiconductors & Semiconductor Equipment — 2.9%
3,244	Advanced Energy Industries, Inc.*	274,832
6,171	Applied Materials, Inc.	348,230
5,266	Cirrus Logic, Inc.*	294,896
8,258	Intel Corp.	375,656
2,889	KLA-Tencor Corp.	314,583
12,721	Kulicke & Soffa Industries, Inc. (Singapore)*	288,131
1,741	Lam Research Corp.	363,120
6,417	Maxim Integrated Products, Inc.	337,149
2,965	Microchip Technology, Inc.	281,082
4,945	NXP Semiconductors NV (Netherlands)*	578,812
7,931	Teradyne, Inc.	340,161
3,518	Texas Instruments, Inc.	340,155
11,381	Xperi Corp.	261,763

		4,398,570

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	7

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	INVESTMENTS	VALUE($)
Common Stocks — continued
	Software — 2.2%
16,870	BroadSoft, Inc.*	925,319
3,501	Citrix Systems, Inc.*	289,218
24,900	Gigamon, Inc.*	958,650
5,595	Oracle Corp.	284,786
2,200	Progress Software Corp.	93,126
11,579	Silver Spring Networks, Inc.*	186,653
3,748	Synopsys, Inc.*	324,277
2,410	VMware, Inc., Class A*	288,453

		3,350,482

	Specialty Retail — 1.8%
6,195	Aaron’s, Inc.	227,976
5,176	Best Buy Co., Inc.	289,753
37,235	Chico’s FAS, Inc.	297,508
2,789	Children’s Place, Inc. (The)	303,443
11,192	Dick’s Sporting Goods, Inc.	273,868
11,400	Michaels Cos., Inc. (The)*	221,388
1,300	O’Reilly Automotive, Inc.*	274,235
34,231	Rent-A-Center, Inc.	340,256
13,700	Sally Beauty Holdings, Inc.*	237,147
4,000	Signet Jewelers Ltd.	262,280

		2,727,854

	Technology Hardware, Storage & Peripherals — 0.4%
1,875	Apple, Inc.	316,950
14,751	HP, Inc.	317,884

		634,834

SHARES	INVESTMENTS	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.4%
1,100	Deckers Outdoor Corp.*	75,064
6,100	Michael Kors Holdings Ltd.*	297,741
2,411	PVH Corp.	305,739

		678,544

	Trading Companies & Distributors — 0.4%
5,100	AerCap Holdings NV (Ireland)*	268,464
6,054	Rush Enterprises, Inc., Class A*	307,422

		575,886

	Total Common Stocks (Cost $65,239,698)	68,608,018

Short-Term Investment — 51.8%
	Investment Company — 51.8%
79,678,128	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (c) (Cost $79,678,128)	79,678,128

	Total Investments — 96.4% (Cost $144,917,826)	148,286,146
	Other Assets Less Liabilities — 3.6%	5,496,595

	NET ASSETS — 100.0%	$153,782,741

Percentages indicated are based on net assets.

*	Non-incomeproducing security.
(a)	Representsless than 0.05% of net assets.
(b)	Affiliatedcompany as defined under the Investment Company Act of 1940.
(c)	Therate shown was the current yield as of October 31, 2017.

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
CAC 40 10 Euro Index	8	11/2017	EUR	$512,698	$10,842
LME Nickel Base Metal	2	11/2017	USD	147,138	6,300
LME Zinc Base Metal	16	11/2017	USD	1,323,600	34,342
100 oz Gold	7	12/2017	USD	889,350	(1,899)
Australia 10 Year Bond	294	12/2017	AUD	28,993,595	(161,240)
Canada 10 Year Bond	42	12/2017	CAD	4,474,118	9,976
Cocoa	3	12/2017	USD	62,820	(1,449)
Copper	7	12/2017	USD	542,675	17,384
Cotton No. 2	1	12/2017	USD	34,190	777
DAX Index	1	12/2017	EUR	386,337	20,981
EURO STOXX 50 Index	13	12/2017	EUR	557,615	22,311
Euro-Bobl	24	12/2017	EUR	3,684,094	13,505
Euro-Bund	8	12/2017	EUR	1,516,635	8,430
FTSE 100 Index	12	12/2017	GBP	1,190,527	16,763
FTSE/MIB Index	6	12/2017	EUR	795,299	20,808

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Lean Hogs	6	12/2017	USD	$163,200	$14,022
LME Aluminum Base Metal	18	12/2017	USD	968,625	10,706
LME Nickel Base Metal	4	12/2017	USD	294,660	33,324
LME Zinc Base Metal	24	12/2017	USD	1,974,000	36,058
S&P 500 E-Mini Index	10	12/2017	USD	1,286,350	40,955
SPI 200 Index	3	12/2017	AUD	338,914	11,293
U.S. Treasury 10 Year Note	199	12/2017	USD	24,856,344	(308,919)
U.S. Treasury 5 Year Note	26	12/2017	USD	3,046,063	(27,227)
U.S. Treasury Long Bond	6	12/2017	USD	914,438	(12,691)
Feeder Cattle	21	01/2018	USD	1,675,538	59,351
LME Zinc Base Metal	7	01/2018	USD	573,300	2,954
WTI Crude Oil	5	01/2018	USD	273,450	1,687
Cocoa	15	03/2018	USD	313,350	3,865
Copper	7	03/2018	USD	546,175	25,531
Cotton No. 2	29	03/2018	USD	990,930	(13,209)
Feeder Cattle	8	03/2018	USD	624,300	5,414
100 oz Gold	4	04/2018	USD	511,440	(2,651)
Sugar No. 11	30	06/2018	USD	500,976	3,147

					(98,559)

Short Contracts
IBEX 35 Index	(1)	11/2017	EUR	(122,798)	(4,350)
LME Nickel Base Metal	(2)	11/2017	USD	(147,138)	(13,716)
LME Zinc Base Metal	(16)	11/2017	USD	(1,323,600)	(7,048)
Natural Gas	(10)	11/2017	USD	(289,600)	26,803
Australia 10 Year Bond	(8)	12/2017	AUD	(788,941)	(8,665)
Australia 3 Year Bond	(45)	12/2017	AUD	(3,843,276)	(2,677)
Coffee ‘C’	(8)	12/2017	USD	(375,300)	49,270
Corn	(26)	12/2017	USD	(449,475)	51,648
Euro-Bund	(114)	12/2017	EUR	(21,612,044)	(74,065)
Euro-Buxl	(4)	12/2017	EUR	(774,020)	4,216
Japan 10 Year Bond Mini	(182)	12/2017	JPY	(24,087,929)	82,734
Live Cattle	(10)	12/2017	USD	(502,500)	(39,690)
LME Aluminum Base Metal	(6)	12/2017	USD	(322,875)	(3,112)
LME Zinc Base Metal	(2)	12/2017	USD	(164,500)	(7,481)
Long Gilt	(46)	12/2017	GBP	(7,595,929)	106,797
Natural Gas	(37)	12/2017	USD	(1,119,620)	49,562
S&P 500 E-Mini Index	(71)	12/2017	USD	(9,133,085)	(279,385)
Silver	(1)	12/2017	USD	(83,465)	1,232
Wheat	(13)	12/2017	USD	(272,025)	37,449
Natural Gas	(15)	01/2018	USD	(454,500)	10,740
Soybean	(5)	01/2018	USD	(246,188)	785
Lean Hogs	(16)	02/2018	USD	(467,200)	(56,973)
Live Cattle	(13)	02/2018	USD	(673,660)	(64,538)
Sugar No. 11	(14)	02/2018	USD	(231,123)	(4,668)
Coffee ‘C’	(10)	03/2018	USD	(482,250)	40,939
Corn	(31)	03/2018	USD	(557,225)	3,746
Wheat	(40)	03/2018	USD	(872,000)	9,095
Lean Hogs	(10)	04/2018	USD	(299,600)	(839)
Sugar No. 11	(29)	04/2018	USD	(481,354)	(12,105)
Corn	(20)	05/2018	USD	(368,250)	2,141
Wheat	(26)	05/2018	USD	(584,025)	36,348

					(65,807)

					(164,366)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	9

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

Abbreviations
AUD	AustralianDollar
CAC	ContinuousAssisted Quotation
CAD	CanadianDollar
DAX	DeutscherAktien Index
EUR	Euro
FTSE	FinancialTimes and the London Stock Exchange
GBP	BritishPound
IBEX	MadridStock Exchange
JPY	JapaneseYen
LME	LondonMetal Exchange
SPI	AustralianSecurities Exchange
USD	UnitedStates Dollar
WTI	WestTexas Intermediate

Forward foreign currency exchange contracts outstanding as of October 31, 2017:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
INR	89,205,656	USD	1,369,109	Goldman Sachs International**	11/22/2017	$6,837
NOK	2,522,438	USD	308,842	Royal Bank Of Canada	11/22/2017	126
USD	821,017	AUD	1,045,491	HSBC Bank, NA	11/22/2017	21,021
USD	1,962	BRL	6,265	Merrill Lynch International**	11/22/2017	52
USD	5,228,314	CHF	5,096,158	TD Bank Financial Group	11/22/2017	113,351
USD	574,911	EUR	488,758	Royal Bank Of Canada	11/22/2017	4,959
USD	1,370,295	HUF	357,572,267	HSBC Bank, NA	11/22/2017	31,533
USD	350	ILS	1,229	Royal Bank Of Canada	11/22/2017	1
USD	2,023,974	JPY	226,656,771	Barclays Bank plc	11/22/2017	28,878
USD	2,194,086	NZD	3,053,635	HSBC Bank, NA	11/22/2017	105,300
USD	1,377,464	PLN	4,956,277	HSBC Bank, NA	11/22/2017	15,888
USD	1,363,203	RON	5,306,490	Barclays Bank plc	11/22/2017	20,571

Total unrealized appreciation						348,517

CAD	6,136,623	USD	4,895,309	HSBC Bank, NA	11/22/2017	(137,811)
EUR	488,758	USD	575,618	Goldman Sachs International	11/22/2017	(5,666)
EUR	189,249	USD	223,035	HSBC Bank, NA	11/22/2017	(2,348)
MXN	24,685,353	USD	1,289,383	Deutsche Bank AG, New York	11/22/2017	(6,473)
NOK	40,387,641	USD	5,097,313	Barclays Bank plc	11/22/2017	(150,318)
RUB	78,277,248	USD	1,356,152	Goldman Sachs International**	11/22/2017	(20,283)
SEK	13,260,387	USD	1,632,504	Barclays Bank plc	11/22/2017	(46,766)
TRY	4,838,302	USD	1,309,420	HSBC Bank, NA	11/22/2017	(41,477)
USD	322,581	CHF	323,046	Goldman Sachs International	11/22/2017	(1,657)
USD	1,918,072	GBP	1,445,233	HSBC Bank, NA	11/22/2017	(2,524)
USD	1,374,520	KRW	1,555,338,363	Goldman Sachs International**	11/22/2017	(16,666)
USD	1,366,281	TWD	41,200,329	Merrill Lynch International**	11/22/2017	(2,584)
ZAR	18,375,583	USD	1,367,269	HSBC Bank, NA	11/22/2017	(72,380)

Total unrealized depreciation						(506,953)

Net unrealized depreciation						(158,436)

**	— Non-deliverable forward.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

Abbreviations
AUD	AustralianDollar
BRL	BrazilianReal
CAD	CanadianDollar
EUR	Euro
GBP	BritishPound
HUF	HungaryForint
ILS	IsraeliShekel
INR	IndianRupee
JPY	JapaneseYen
KRW	KoreanRepublic Won
MXN	MexicanPeso
NOK	NorwegianKrone
NZD	NewZealand Dollar
PLN	PolishZloty
RON	RomaniaNew Leu
RUB	RussiaRuble
SEK	SwedishKrona
TRY	TurkeyLira
TWD	TaiwanNew Dollar
USD	UnitedStates Dollar
ZAR	SouthAfrica Rand

Over the Counter (“OTC”) Total Return Swap contracts outstanding as of October 31, 2017:
REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	FREQUENCY OF PAYMENTS MADE/ RECEIVED	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Media Gen, Inc., CVR	Total appreciation/depreciation of the position at maturity	Total appreciation/depreciation of the position at maturity	At Termination	Bank of America	10/18/2018	USD 1,329	$—	$65	‡

							—	65

‡	— Value determined using significant unobservable inputs.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	11

JPMorgan Diversified Alternatives ETF

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017

Total Return Basket Swaps Outstanding at October 31, 2017
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C (3))
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in GBP based on the local currencies of the positions within the swaps.	03/29/2019	$(5,459,101)	$696	$—	$696

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Capital Markets
3i Group plc	2,539	32,403	(3)	0.0	(a)

Energy Equipment & Services
Petrofac Ltd.	1,945	10,836	4	0.0	(a)

Food & Staples Retailing
Wm Morrison Supermarkets plc	8,155	24,283	—	0.0

Hotels, Restaurants & Leisure
Carnival plc	453	29,865	18	0.0	(a)
William Hill plc	5,283	18,129	(2)	0.0	(a)

	5,736	47,994	16	0.0	(a)

Metals & Mining
Rio Tinto plc	694	32,799	91	0.0	(a)

Multi-Utilities
Centrica plc	6,876	15,507	—	0.0

Total Long Positions of Total Return Basket Swaps	25,945	163,822	108	0.0	(a)

Short Positions

Common Stocks
Aerospace & Defense
Cobham plc*	(124,361)	(229,586)	—	0.0

Banks
Barclays plc	(99,497)	(245,530)	197	0.0	(a)
Standard Chartered plc*	(25,214)	(251,128)	165	0.0	(a)

	(124,711)	(496,658)	362	0.0	(a)

Capital Markets
Hargreaves Lansdown plc	(13,207)	(277,429)	67	0.0	(a)
St James’s Place plc	(15,272)	(238,700)	37	0.0	(a)

	(28,479)	(516,129)	104	0.0	(a)

Chemicals
Johnson Matthey plc	(5,188)	(232,919)	47	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Construction & Engineering
Balfour Beatty plc	(70,966)	(258,166)	88	0.0	(a)

Diversified Consumer Services
Dignity plc	(7,742)	(249,146)	—	0.0

Food Products
Associated British Foods plc	(5,363)	(237,362)	(28)	0.0	(a)

Hotels, Restaurants & Leisure
Compass Group plc	(11,088)	(243,430)	—	0.0
Domino’s Pizza Group plc	(52,213)	(232,774)	23	0.0	(a)
GVC Holdings plc	(22,067)	(274,769)	(3)	0.0	(a)
InterContinental Hotels Group plc	(5,031)	(278,724)	46	0.0	(a)
Merlin Entertainments plc (b)	(39,519)	(198,792)	29	0.0	(a)
Whitbread plc	(4,431)	(217,325)	9	0.0	(a)

	(134,349)	(1,445,814)	104	0.0	(a)

Industrial Conglomerates
DCC plc	(2,632)	(249,601)	(9)	0.0	(a)

IT Services
NCC Group plc	(11,111)	(33,941)	—	0.0

Metals & Mining
Fresnillo plc	(12,264)	(212,097)	(22)	0.0	(a)
Petra Diamonds Ltd.*	(249,890)	(255,556)	—	0.0

	(262,154)	(467,653)	(22)	0.0	(a)

Multiline Retail
B&M European Value Retail SA	(24,734)	(130,511)	4	0.0	(a)

Oil, Gas & Consumable Fuels
Cairn Energy plc*	(106,979)	(300,416)	(50)	0.0	(a)

Software
Sophos Group plc (b)	(33,791)	(278,645)	57	0.0	(a)

Trading Companies & Distributors
Bunzl plc	(8,342)	(259,858)	(45)	0.0	(a)

Water Utilities
Pennon Group plc	(22,426)	(236,518)	(24)	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(973,328)	(5,622,923)	588	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(947,383)	(5,459,101)	696	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C (3))
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BA on long positions and short positions respectively, which is denominated in CAD based on the local currencies of the positions within the swaps.	10/15/2018	$(2,658,343)	$—	$—	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	13

JPMorgan Diversified Alternatives ETF

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Banks
Laurentian Bank of Canada	880	40,927	—	0.0

Oil, Gas & Consumable Fuels
Bonavista Energy Corp.	9,860	20,941	—	0.0

Trading Companies & Distributors
Toromont Industries Ltd.	3,209	141,459	—	0.0

Total Long Positions of Total Return Basket Swaps	13,949	203,327	—	0.0

Short Positions

Common Stocks
Aerospace & Defense
Bombardier, Inc.*	(93,153)	(197,122)	—	0.0

Chemicals
Potash Corp. of Saskatchewan, Inc.	(13,523)	(263,206)	—	0.0

Diversified Financial Services
Element Fleet Management Corp.	(34,219)	(263,652)	—	0.0

Energy Equipment & Services
Precision Drilling Corp.*	(88,090)	(264,250)	—	0.0

Independent Power and Renewable Electricity Producers
Northland Power, Inc.	(12,708)	(243,009)	—	0.0

Metals & Mining
Alamos Gold, Inc.	(37,201)	(235,588)	—	0.0
First Majestic Silver Corp.*	(35,934)	(242,048)	—	0.0
Franco-Nevada Corp.	(2,971)	(236,096)	—	0.0
Goldcorp, Inc.	(19,103)	(249,504)	—	0.0
MAG Silver Corp.*	(23,000)	(245,136)	—	0.0

	(118,209)	(1,208,372)	—	0.0

Oil, Gas & Consumable Fuels
MEG Energy Corp.*	(43,903)	(194,996)	—	0.0

Technology Hardware, Storage & Peripherals
BlackBerry Ltd.*	(20,746)	(227,063)	—	0.0

Total Short Positions of Total Return Basket Swaps	(424,551)	(2,861,670)	—	0.0

Total of Long and Short Positions of Total Return Basket Swaps	(410,602)	(2,658,343)	—	0.0

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
Bank of America	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one month LIBOR on short positions, which is denominated in USD based on the local currencies of the positions within the swaps.	10/18/2018	$(25,193,920)	$—	$—	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Aerospace & Defense
Aerovironment, Inc.*	(5,213)	(266,697)	—	0.0
TransDigm Group, Inc.	(1,053)	(292,208)	—	0.0

	(6,266)	(558,905)	—	0.0

Air Freight & Logistics
Hub Group, Inc.*	(6,399)	(277,077)	—	0.0

Airlines
Spirit Airlines, Inc.*	(7,044)	(261,262)	—	0.0

Banks
Signature Bank*	(2,225)	(289,272)	—	0.0

Building Products
Armstrong World Industries, Inc.*	(4,426)	(226,169)	—	0.0

Capital Markets
Charles Schwab Corp. (The)	(5,293)	(237,338)	—	0.0
Interactive Brokers Group, Inc.	(5,003)	(270,262)	—	0.0
TD Ameritrade Holding Corp.	(5,586)	(279,244)	—	0.0

	(15,882)	(786,844)	—	0.0

Chemicals
CF Industries Holdings, Inc.	(7,685)	(291,876)	—	0.0

Commercial Services & Supplies
Clean Harbors, Inc.*	(4,642)	(248,393)	—	0.0
Covanta Holding Corp.	(17,372)	(279,689)	—	0.0
Healthcare Services Group, Inc.	(4,330)	(229,014)	—	0.0

	(26,344)	(757,096)	—	0.0

Communications Equipment
Infinera Corp.*	(27,781)	(232,527)	—	0.0
ViaSat, Inc.*	(3,661)	(238,331)	—	0.0

	(31,442)	(470,858)	—	0.0

Consumer Finance
LendingClub Corp.*	(40,899)	(232,715)	—	0.0

Containers & Packaging
Ball Corp.	(5,642)	(242,211)	—	0.0

Distributors
Core-Mark Holding Co., Inc.	(7,216)	(245,777)	—	0.0
LKQ Corp.*	(6,413)	(241,706)	—	0.0

	(13,629)	(487,483)	—	0.0

Diversified Consumer Services
Chegg, Inc.*	(17,630)	(273,441)	—	0.0
Houghton Mifflin Harcourt Co.*	(21,378)	(211,642)	—	0.0

	(39,008)	(485,083)	—	0.0

Electrical Equipment
Acuity Brands, Inc.	(1,596)	(266,851)	—	0.0

Electronic Equipment, Instruments & Components
Fitbit, Inc.*	(38,355)	(235,500)	—	0.0

Energy Equipment & Services
Weatherford International plc*	(57,185)	(198,432)	—	0.0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	15

JPMorgan Diversified Alternatives ETF

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Food & Staples Retailing
Casey’s General Stores, Inc.	(2,368)	(271,302)	—	0.0
Costco Wholesale Corp.	(1,640)	(264,171)	—	0.0
Smart & Final Stores, Inc.*	(31,004)	(186,024)	—	0.0

	(35,012)	(721,497)	—	0.0

Health Care Equipment & Supplies
AtriCure, Inc.*	(12,462)	(267,185)	—	0.0
DexCom, Inc.*	(5,089)	(228,852)	—	0.0
Insulet Corp.*	(4,251)	(250,001)	—	0.0
Nevro Corp.*	(2,876)	(251,880)	—	0.0

	(24,678)	(997,918)	—	0.0

Hotels, Restaurants & Leisure
Chipotle Mexican Grill, Inc.*	(889)	(241,719)	—	0.0
MGM Resorts International	(9,266)	(290,489)	—	0.0
Red Robin Gourmet Burgers, Inc.*	(4,022)	(275,105)	—	0.0
Wynn Resorts Ltd.	(1,639)	(241,736)	—	0.0

	(15,816)	(1,049,049)	—	0.0

Household Durables
Universal Electronics, Inc.*	(4,171)	(250,260)	—	0.0

Independent Power and Renewable Electricity Producers
NRG Energy, Inc.	(9,282)	(232,050)	—	0.0

Insurance
Cincinnati Financial Corp.	(3,360)	(235,771)	—	0.0

Internet & Direct Marketing Retail
Groupon, Inc.*	(57,314)	(273,388)	—	0.0
Netflix, Inc.*	(1,386)	(272,252)	—	0.0
TripAdvisor, Inc.*	(6,472)	(242,700)	—	0.0
Wayfair, Inc.*	(3,169)	(221,513)	—	0.0

	(68,341)	(1,009,853)	—	0.0

Internet Software & Services
Cornerstone OnDemand, Inc.*	(6,091)	(233,651)	—	0.0
Etsy, Inc.*	(14,721)	(245,841)	—	0.0
GTT Communications, Inc.*	(6,905)	(251,687)	—	0.0
Hortonworks, Inc.*	(15,144)	(250,027)	—	0.0
MINDBODY, Inc.*	(8,543)	(275,512)	—	0.0
Nutanix, Inc.*	(9,235)	(263,198)	—	0.0
SPS Commerce, Inc.*	(4,111)	(202,097)	—	0.0
Wix.com Ltd.*	(3,608)	(251,838)	—	0.0
Zillow Group, Inc.*	(5,715)	(235,915)	—	0.0

	(74,073)	(2,209,766)	—	0.0

IT Services
Syntel, Inc.*	(12,032)	(281,068)	—	0.0

Machinery
Flowserve Corp.	(6,107)	(269,135)	—	0.0
Welbilt, Inc.*	(10,776)	(237,719)	—	0.0

	(16,883)	(506,854)	—	0.0

Marine
Matson, Inc.	(9,666)	(263,205)	—	0.0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Media
Liberty Broadband Corp.*	(2,796)	(244,063)	—	0.0
Lions Gate Entertainment Corp.*	(7,924)	(229,954)	—	0.0

	(10,720)	(474,017)	—	0.0

Metals & Mining
Alcoa Corp.	(5,661)	(270,483)	—	0.0
Coeur Mining, Inc.*	(27,237)	(206,729)	—	0.0
Compass Minerals International, Inc.	(3,629)	(238,062)	—	0.0

	(36,527)	(715,274)	—	0.0

Multi-Utilities
Dominion Energy, Inc.	(3,031)	(245,935)	—	0.0
NiSource, Inc.	(8,971)	(236,565)	—	0.0
Sempra Energy	(2,228)	(261,790)	—	0.0

	(14,230)	(744,290)	—	0.0

Oil, Gas & Consumable Fuels
Antero Resources Corp.*	(12,342)	(239,435)	—	0.0
Cheniere Energy, Inc.*	(5,795)	(270,858)	—	0.0
Concho Resources, Inc.*	(2,058)	(276,204)	—	0.0
Continental Resources, Inc.*	(6,992)	(284,644)	—	0.0
Eclipse Resources Corp.*	(98,904)	(219,567)	—	0.0
EQT Corp.	(2,598)	(162,479)	—	0.0
Extraction Oil & Gas, Inc.*	(15,270)	(243,557)	—	0.0
Hess Corp.	(5,994)	(264,695)	—	0.0
Kosmos Energy Ltd.*	(30,996)	(238,049)	—	0.0
Parsley Energy, Inc.*	(9,858)	(262,223)	—	0.0
PDC Energy, Inc.*	(5,771)	(293,917)	—	0.0
SM Energy Co.	(12,794)	(272,896)	—	0.0

	(209,372)	(3,028,524)	—	0.0

Personal Products
Edgewell Personal Care Co.*	(3,904)	(253,487)	—	0.0

Pharmaceuticals
Aerie Pharmaceuticals, Inc.*	(4,335)	(267,686)	—	0.0
Dermira, Inc.*	(8,099)	(216,810)	—	0.0
Impax Laboratories, Inc.*	(12,152)	(220,559)	—	0.0
Nektar Therapeutics*	(11,463)	(276,144)	—	0.0
Pacira Pharmaceuticals, Inc.*	(7,959)	(255,086)	—	0.0

	(44,008)	(1,236,285)	—	0.0

Road & Rail
AMERCO	(652)	(256,001)	—	0.0
Werner Enterprises, Inc.	(7,284)	(259,675)	—	0.0

	(7,936)	(515,676)	—	0.0

Semiconductors & Semiconductor Equipment
Cavium, Inc.*	(3,798)	(262,024)	—	0.0

Software
Autodesk, Inc.*	(2,213)	(276,536)	—	0.0
FireEye, Inc.*	(14,577)	(246,643)	—	0.0
Globant SA*	(5,615)	(211,798)	—	0.0
HubSpot, Inc.*	(2,788)	(241,301)	—	0.0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	17

JPMorgan Diversified Alternatives ETF

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Software — continued
PROS Holdings, Inc.*	(4,744)	(107,167)	—	0.0
Splunk, Inc.*	(3,760)	(253,048)	—	0.0
Tableau Software, Inc.*	(3,087)	(250,325)	—	0.0
Workday, Inc.*	(2,406)	(267,042)	—	0.0
Zendesk, Inc.*	(8,819)	(273,389)	—	0.0

	(48,009)	(2,127,249)	—	0.0

Specialty Retail
CarMax, Inc.*	(3,713)	(278,846)	—	0.0
L Brands, Inc.	(6,212)	(267,364)	—	0.0
Monro, Inc.	(4,606)	(227,306)	—	0.0

	(14,531)	(773,516)	—	0.0

Technology Hardware, Storage & Peripherals
Pure Storage, Inc.*	(17,218)	(282,892)	—	0.0

Trading Companies & Distributors
SiteOne Landscape Supply, Inc.*	(3,796)	(241,084)	—	0.0

Water Utilities
American Water Works Co., Inc.	(2,801)	(245,816)	—	0.0
California Water Service Group	(5,709)	(239,778)	—	0.0

	(8,510)	(485,594)	—	0.0

Wireless Telecommunication Services
Sprint Corp.*	(35,028)	(229,083)	—	0.0

Total Short Positions of Total Return Basket Swaps	(1,034,928)	(25,193,920)	—	0.0

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
Bank of America	The Fund receives the total return on a portfolio of Short equity positions and pays or receives the net of one month EURIBOR on short positions, which is denominated in EUR based on the local currencies of the positions within the swaps.	03/29/2019	$(6,892,767)	$(5,015)	$—	$(5,015)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Beverages
Anheuser-Busch InBev SA/NV	(2,096)	(257,014)	(532)	0.0	(a)
Davide Campari-Milano SpA	(34,674)	(277,626)	257	0.0	(a)
Remy Cointreau SA	(1,851)	(240,410)	(1)	0.0	(a)

	(38,621)	(775,050)	(276)	0.0	(a)

Capital Markets
Deutsche Bank AG (Registered)	(14,255)	(233,628)	(1,989)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Chemicals
OCI NV*	(1,375)	(32,619)	(1)	0.0	(a)
Symrise AG	(3,324)	(259,028)	(342)	0.0	(a)

	(4,699)	(291,647)	(343)	0.0	(a)

Commercial Services & Supplies
Prosegur Cia de Seguridad SA	(35,311)	(269,473)	(59)	0.0	(a)
Societe BIC SA	(2,089)	(220,579)	55	0.0	(a)

	(37,400)	(490,052)	(4)	0.0	(a)

Construction & Engineering
Ferrovial SA*	(11,091)	(240,859)	87	0.0	(a)
Sacyr SA*	(92,488)	(237,631)	(77)	0.0	(a)

	(103,579)	(478,490)	10	0.0	(a)

Diversified Telecommunication Services
Iliad SA	(1,022)	(255,111)	68	0.0	(a)

Electrical Equipment
Nexans SA	(3,893)	(254,787)	67	0.0	(a)

Health Care Equipment & Supplies
Sartorius Stedim Biotech	(3,690)	(251,476)	17	0.0	(a)

Health Care Providers & Services
Korian SA	(7,845)	(254,949)	8	0.0	(a)

Hotels, Restaurants & Leisure
Accor SA	(5,208)	(259,816)	44	0.0	(a)
NH Hotel Group SA	(39,773)	(251,463)	107	0.0	(a)

	(44,981)	(511,279)	151	0.0	(a)

Internet & Direct Marketing Retail
Yoox Net-A-Porter Group SpA*	(1,836)	(68,581)	70	0.0	(a)
Zalando SE* (b)	(4,535)	(228,297)	(1,383)	0.0	(a)

	(6,371)	(296,878)	(1,313)	0.0	(a)

IT Services
Tieto OYJ	(7,396)	(226,441)	226	0.0	(a)

Leisure Products
Amer Sports OYJ*	(9,821)	(244,353)	119	0.0	(a)

Life Sciences Tools & Services
MorphoSys AG*	(3,086)	(267,832)	191	0.0	(a)

Machinery
Alstom SA	(5,678)	(229,711)	60	0.0	(a)
Heidelberger Druckmaschinen AG*	(57,060)	(228,110)	(795)	0.0	(a)
KION Group AG	(2,664)	(213,460)	(242)	0.0	(a)

	(65,402)	(671,281)	(977)	0.0	(a)

Media
Altice NV*	(7,855)	(148,134)	48	0.0	(a)
JCDecaux SA	(7,032)	(269,004)	78	0.0	(a)

	(14,887)	(417,138)	126	0.0	(a)

Metals & Mining
thyssenkrupp AG	(8,366)	(224,427)	(1,215)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	19

JPMorgan Diversified Alternatives ETF

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Professional Services
Bureau Veritas SA	(10,008)	(267,997)	74	0.0	(a)

Road & Rail
Europcar Groupe SA (b)	(16,295)	(233,044)	45	0.0	(a)

Transportation Infrastructure
Groupe Eurotunnel SE (Registered)	(19,220)	(241,571)	—	0.0

Total Common Stocks	(420,837)	(6,887,431)	(5,015)	0.0	(a)

Right
Construction & Engineering
Ferrovial SA	(11,091)	(5,336)	—	0.0

Total Short Positions of Total Return Basket Swaps	(431,928)	(6,892,767)	(5,015)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in JPY based on the local currencies of the positions within the swaps.	10/19/2018	$(8,204,733)	$(55,222)	$—	$(55,222)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Auto Components
Bridgestone Corp.*	2,700	128,980	991	0.0	(a)
Sumitomo Rubber Industries Ltd.*	6,500	123,420	857	0.0	(a)

	9,200	252,400	1,848	0.0	(a)

Building Products
Nichias Corp.	12,000	156,251	586	0.0	(a)

Chemicals
Hitachi Chemical Co. Ltd.	4,300	122,618	1,036	0.0	(a)
Kuraray Co. Ltd.*	6,900	135,893	993	0.0	(a)
Mitsubishi Chemical Holdings Corp.	10,900	113,854	976	0.0	(a)
Mitsubishi Gas Chemical Co., Inc.	5,500	134,545	1,090	0.0	(a)
Mitsui Chemicals, Inc.	4,200	129,511	968	0.0	(a)

	31,800	636,421	5,063	0.0	(a)

Construction & Engineering
Obayashi Corp.	13,000	170,213	1,003	0.0	(a)
Taisei Corp.	2,200	121,895	582	0.0	(a)

	15,200	292,108	1,585	0.0	(a)

Diversified Telecommunication Services
Nippon Telegraph & Telephone Corp.	600	29,008	129	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Electrical Equipment
Fuji Electric Co. Ltd.	21,000	152,147	1,257	0.0	(a)

Health Care Providers & Services
BML, Inc.*	4,900	108,475	654	0.0	(a)
Miraca Holdings, Inc.	2,800	130,276	501	0.0	(a)

	7,700	238,751	1,155	0.0	(a)

Internet Software & Services
Mixi, Inc.	2,800	136,505	575	0.0	(a)

Leisure Products
Bandai Namco Holdings, Inc.	4,300	147,353	811	0.0	(a)

Oil, Gas & Consumable Fuels
JXTG Holdings, Inc.	14,700	75,908	511	0.0	(a)
Showa Shell Sekiyu KK*	10,700	126,230	885	0.0	(a)

	25,400	202,138	1,396	0.0	(a)

Pharmaceuticals
Astellas Pharma, Inc.	8,800	117,118	370	0.0	(a)
Mitsubishi Tanabe Pharma Corp.	5,800	127,654	438	0.0	(a)
Shionogi & Co. Ltd.	2,700	145,360	820	0.0	(a)

	17,300	390,132	1,628	0.0	(a)

Semiconductors & Semiconductor Equipment
Ulvac, Inc.	1,600	113,350	919	0.0	(a)

Specialty Retail
Kohnan Shoji Co. Ltd.*	5,500	117,549	491	0.0	(a)

Trading Companies & Distributors
Sumitomo Corp.	8,700	125,838	852	0.0	(a)

Wireless Telecommunication Services
NTT DOCOMO, Inc.	5,200	125,937	585	0.0	(a)

Total Long Positions of Total Return Basket Swaps	168,300	3,115,888	18,880	0.0	(a)

Short Positions

Common Stocks
Air Freight & Logistics
Yamato Holdings Co. Ltd.	(11,000)	(224,904)	(1,285)	0.0	(a)

Banks
Suruga Bank Ltd.	(12,100)	(275,500)	(2,225)	0.0	(a)

Chemicals
Nippon Shokubai Co. Ltd.	(3,300)	(248,922)	(1,941)	0.0	(a)
Tokyo Ohka Kogyo Co. Ltd.	(7,700)	(281,589)	(2,248)	0.0	(a)
Toray Industries, Inc.	(26,400)	(267,211)	(1,714)	0.0	(a)

	(37,400)	(797,722)	(5,903)	0.0	(a)

Commercial Services & Supplies
Sohgo Security Services Co. Ltd.	(4,800)	(231,254)	(1,607)	0.0	(a)

Construction & Engineering
JGC Corp.*	(14,300)	(239,846)	(2,278)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	21

JPMorgan Diversified Alternatives ETF

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Consumer Finance
Acom Co. Ltd.*	(52,400)	(217,842)	(1,246)	0.0	(a)
Aiful Corp.*	(72,200)	(251,846)	(2,301)	0.0	(a)

	(124,600)	(469,688)	(3,547)	0.0	(a)

Electric Utilities
Chugoku Electric Power Co., Inc. (The)	(23,200)	(258,683)	(1,393)	0.0	(a)
Hokkaido Electric Power Co., Inc.	(32,100)	(252,960)	(1,422)	0.0	(a)
Hokuriku Electric Power Co.	(11,500)	(101,615)	(476)	0.0	(a)

	(66,800)	(613,258)	(3,291)	0.0	(a)

Electronic Equipment, Instruments & Components
Alps Electric Co. Ltd.	(8,700)	(266,255)	(2,665)	0.0	(a)
TDK Corp.	(3,500)	(268,938)	(2,063)	0.0	(a)

	(12,200)	(535,193)	(4,728)	0.0	(a)

Food & Staples Retailing
Aeon Co. Ltd.	(16,800)	(259,853)	(1,215)	0.0	(a)
Sugi Holdings Co. Ltd.	(4,600)	(233,459)	(435)	0.0	(a)
Tsuruha Holdings, Inc.*	(2,100)	(260,364)	(1,246)	0.0	(a)

	(23,500)	(753,676)	(2,896)	0.0	(a)

Food Products
Kameda Seika Co. Ltd.*	(5,700)	(258,143)	(476)	0.0	(a)
Kikkoman Corp.	(6,300)	(216,219)	(1,242)	0.0	(a)
Nissin Foods Holdings Co. Ltd.	(3,500)	(220,385)	(913)	0.0	(a)

	(15,500)	(694,747)	(2,631)	0.0	(a)

Health Care Equipment & Supplies
Sysmex Corp.	(3,700)	(253,227)	(1,690)	0.0	(a)
Terumo Corp.*	(6,300)	(262,523)	(1,835)	0.0	(a)

	(10,000)	(515,750)	(3,525)	0.0	(a)

Hotels, Restaurants & Leisure
Create Restaurants Holdings, Inc.*	(25,000)	(267,985)	(846)	0.0	(a)
HIS Co. Ltd.	(3,800)	(127,244)	(415)	0.0	(a)
Kyoritsu Maintenance Co. Ltd.*	(4,900)	(154,756)	(911)	0.0	(a)

	(33,700)	(549,985)	(2,172)	0.0	(a)

Household Durables
Pioneer Corp.*	(126,100)	(244,181)	(1,307)	0.0	(a)

Industrial Conglomerates
Keihan Holdings Co. Ltd.	(7,000)	(213,890)	(882)	0.0	(a)

Internet & Direct Marketing Retail
Rakuten, Inc.	(22,000)	(235,418)	(1,497)	0.0	(a)

Internet Software & Services
GMO internet, Inc.	(15,600)	(241,009)	(1,875)	0.0	(a)
Yahoo Japan Corp.*	(56,200)	(251,262)	(672)	0.0	(a)

	(71,800)	(492,271)	(2,547)	0.0	(a)

Machinery
FANUC Corp.	(1,100)	(257,206)	(2,099)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Marine
Nippon Yusen KK*	(12,600)	(266,485)	(2,417)	0.0	(a)

Media
LIFULL Co. Ltd.	(5,700)	(43,801)	(238)	0.0	(a)

Multiline Retail
Don Quijote Holdings Co. Ltd.	(5,300)	(222,309)	(1,602)	0.0	(a)
Isetan Mitsukoshi Holdings Ltd.	(19,900)	(216,926)	(2,008)	0.0	(a)
Marui Group Co. Ltd.	(15,500)	(237,222)	(2,074)	0.0	(a)

	(40,700)	(676,457)	(5,684)	0.0	(a)

Pharmaceuticals
Chugai Pharmaceutical Co. Ltd.*	(5,100)	(243,152)	(946)	0.0	(a)

Real Estate Management & Development
Mitsubishi Estate Co. Ltd.*	(13,400)	(243,003)	(1,943)	0.0	(a)

Road & Rail
Keio Corp.	(5,200)	(226,869)	(1,408)	0.0	(a)
Kintetsu Group Holdings Co. Ltd.*	(6,300)	(242,253)	(1,235)	0.0	(a)
Odakyu Electric Railway Co. Ltd.	(11,400)	(223,010)	(1,436)	0.0	(a)
Tokyu Corp.	(15,800)	(239,008)	(1,393)	0.0	(a)

	(38,700)	(931,140)	(5,472)	0.0	(a)

Software
LINE Corp.*	(7,300)	(302,367)	(2,868)	0.0	(a)
Nintendo Co. Ltd.	(600)	(232,777)	(1,653)	0.0	(a)

	(7,900)	(535,144)	(4,521)	0.0	(a)

Specialty Retail
Fast Retailing Co. Ltd.	(700)	(234,203)	(2,665)	0.0	(a)
IDOM, Inc.*	(14,800)	(107,930)	(677)	0.0	(a)

	(15,500)	(342,133)	(3,342)	0.0	(a)

Technology Hardware, Storage & Peripherals
Ricoh Co. Ltd.	(23,100)	(214,364)	(1,862)	0.0	(a)

Trading Companies & Distributors
MonotaRO Co. Ltd.*	(8,700)	(239,577)	(1,619)	0.0	(a)

Transportation Infrastructure
Mitsubishi Logistics Corp.	(9,300)	(240,876)	(1,638)	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(774,600)	(11,320,621)	(74,102)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(606,300)	(8,204,733)	(55,222)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBR on long positions and short positions respectively, which is denominated in AUD based on the local currencies of the positions within the swaps.	10/18/2018	$(751,083)	$(1,357)	$—	$(1,357)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	23

JPMorgan Diversified Alternatives ETF

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Metals & Mining
Fortescue Metals Group Ltd.	22,105	78,597	97	0.0	(a)
Rio Tinto Ltd.	2,561	136,466	340	0.0	(a)

	24,666	215,063	437	0.0	(a)

Total Long Positions of Total Return Basket Swaps	24,666	215,063	437	0.0	(a)

Short Positions

Common Stocks
Capital Markets
Platinum Asset Management Ltd.	(13,175)	(73,635)	(25)	0.0	(a)

Health Care Providers & Services
Healthscope Ltd.	(171,545)	(257,684)	(352)	0.0	(a)

Hotels, Restaurants & Leisure
Domino’s Pizza Enterprises Ltd.	(3,517)	(125,743)	(335)	0.0	(a)

Internet Software & Services
NEXTDC Ltd.*	(63,208)	(250,023)	(401)	0.0	(a)

Metals & Mining
Iluka Resources Ltd.	(34,236)	(246,702)	(661)	0.0	(a)

Professional Services
IPH Ltd.	(2,756)	(12,359)	(20)	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(288,437)	(966,146)	(1,794)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(263,771)	(751,083)	(1,357)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in CHF based on the local currencies of the positions within the swaps.	03/29/2019	$(756,833)	$(222)	$—	$(222)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Electrical Equipment
ABB Ltd. (Registered)	926	24,182	(24)	0.0	(a)

Short Positions

Common Stocks
Machinery
Burckhardt Compression Holding AG	(847)	(252,331)	32	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Semiconductors & Semiconductor Equipment
ams AG	(3,199)	(291,866)	(232)	0.0	(a)

Specialty Retail
Dufry AG (Registered)*	(1,591)	(236,818)	2	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(5,637)	(781,015)	(198)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(4,711)	(756,833)	(222)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in GBP based on the local currencies of the positions within the swaps.	03/29/2019	$644,931	$(25)	$—	$(25)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Capital Markets
Sole Realisation Co. plc*‡	153	142	—	0.0

Food & Staples Retailing
Booker Group plc	90,905	242,920	—	0.0

IT Services
Paysafe Group plc*	75,624	588,578	—	0.0

Total Long Positions of Total Return Basket Swaps	166,682	831,640	—	0.0

Short Positions

Common Stocks
Food & Staples Retailing
Tesco plc	(77,486)	(186,709)	(25)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	89,196	644,931	(25)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in USD based on the local currencies of the positions within the swaps.	10/18/2018	$2,405,892	$—	$—	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	25

JPMorgan Diversified Alternatives ETF

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Banks
MainSource Financial Group, Inc.	3,208	120,910	—	0.0

Diversified Telecommunication Services
Level 3 Communications, Inc.*	784	42,046	—	0.0

Health Care Equipment & Supplies
CR Bard, Inc.	5,448	1,781,877	—	0.0

Internet & Direct Marketing Retail
HSN, Inc.	14,258	537,527	—	0.0

Media
Time Warner, Inc.	16,319	1,603,995	—	0.0

Oil, Gas & Consumable Fuels
Rice Energy, Inc.*	41,768	1,184,123	—	0.0

Semiconductors & Semiconductor Equipment
IXYS Corp.*	5,124	126,563	—	0.0

Total Long Positions of Total Return Basket Swaps	86,909	5,397,041	—	0.0

Short Positions

Common Stocks
Banks
First Financial Bancorp	(4,406)	(120,284)	—	0.0

Diversified Telecommunication Services
AT&T, Inc.	(25,005)	(841,418)	—	0.0
CenturyLink, Inc.	(1,108)	(21,041)	—	0.0

	(26,113)	(862,459)	—	0.0

Electronic Equipment, Instruments & Components
Littelfuse, Inc.	(321)	(67,089)	—	0.0

Health Care Equipment & Supplies
Becton Dickinson and Co.	(2,737)	(571,130)	—	0.0

Internet & Direct Marketing Retail
Liberty Interactive Corp. QVC Group*	(23,290)	(529,149)	—	0.0

Oil, Gas & Consumable Fuels
EQT Corp.	(13,448)	(841,038)	—	0.0

Total Short Positions of Total Return Basket Swaps	(70,315)	(2,991,149)	—	0.0

Total of Long and Short Positions of Total Return Basket Swaps	16,594	2,405,892	—	0.0

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BA on long positions and short positions respectively, which is denominated in CAD based on the local currencies of the positions within the swaps.	10/18/2018 to 10/22/2018	$426,324	$—	$—	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Food & Staples Retailing
Jean Coutu Group PJC, Inc. (The)	13,533	256,792	—	0.0

Metals & Mining
Richmont Mines, Inc.*	26,860	233,810	—	0.0

Total Long Positions of Total Return Basket Swaps	40,393	490,602	—	0.0

Short Positions

Common Stocks
Food & Staples Retailing
Metro, Inc.	(2,042)	(64,278)	—	0.0

Total of Long and Short Positions of Total Return Basket Swaps	38,351	426,324	—	0.0

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
Bank of America	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one month EURIBOR on short positions, which is denominated in EUR based on the local currencies of the positions within the swaps.	04/30/2019	$(427,302)	$(409)	$—	$(409)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Construction & Engineering
HOCHTIEF AG	(2,419)	(427,302)	(409)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBR on long positions and short positions respectively, which is denominated in AUD based on the local currencies of the positions within the swaps.	10/18/2018	$33,143	$121	$—	$121

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	27

JPMorgan Diversified Alternatives ETF

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Hotels, Restaurants & Leisure
Tatts Group Ltd.	70,285	224,676	361	0.0	(a)

Short Positions

Common Stocks
Hotels, Restaurants & Leisure
Tabcorp Holdings Ltd.	(55,666)	(191,533)	(240)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	14,619	33,143	121	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
UBS	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.0% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swaps.	09/12/2019	$2,813,663	$41	$—	$41

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Banks
Aldermore Group plc*	51,816	207,147	—	0.0

Capital Markets
Sole Realisation Co. plc*‡	698	649	—	0.0

Health Care Providers & Services
Spire Healthcare Group plc* (b)	64,054	252,736	68	0.0	(a)

IT Services
Paysafe Group plc*	57,395	446,703	—	0.0

Media
Sky plc	139,685	1,749,452	(27)	0.0	(a)

Semiconductors & Semiconductor Equipment
Imagination Technologies Group plc*	112,914	270,690	—	0.0

Total Long Positions of Total Return Basket Swaps	426,562	2,927,377	41	0.0	(a)

Short Positions

Common Stocks
Health Care Providers & Services
Mediclinic International plc	(14,711)	(113,714)	—	0.0

Total of Long and Short Positions of Total Return Basket Swaps	411,851	2,813,663	41	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES) (2)	VALUE (Note 2C(3))
UBS	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.0% to 0.25%), which is denominated in USD based on the local currencies of the positions within the swaps.	09/12/2019	$1,096,412	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Diversified Consumer Services
Capella Education Co.	3,871	315,293	—	0.0

Diversified Telecommunication Services
Level 3 Communications, Inc.*	29,385	1,575,918	—	0.0

Household Durables
CalAtlantic Group, Inc.	30,000	1,480,200	—	0.0

Independent Power and Renewable Electricity Producers
Dynegy, Inc.*	79,900	994,755	—	0.0

Total Long Positions of Total Return Basket Swaps	143,156	4,366,166	—	0.0

Short Positions

Common Stocks
Diversified Consumer Services
Strayer Education, Inc.*	(3,353)	(314,277)	—	0.0

Diversified Telecommunication Services
CenturyLink, Inc.	(41,560)	(789,224)	—	0.0

Household Durables
Lennar Corp.	(20,300)	(1,130,101)	—	0.0

Independent Power and Renewable Electricity Producers
Vistra Energy Corp.	(53,300)	(1,036,152)	—	0.0

Total Short Positions of Total Return Basket Swaps	(118,513)	(3,269,754)	—	0.0

Total of Long and Short Positions of Total Return Basket Swaps	24,643	1,096,412	—	0.0

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES) (2)	VALUE (Note 2C(3))
UBS	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month CDOR on long positions, plus or minus a specified spread (rates range from 0.0% to 0.15%), which is denominated in CAD based on the local currencies of the positions within the swaps.	09/12/2019	$419,143	$—	$—	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	29

JPMorgan Diversified Alternatives ETF

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Construction & Engineering
Aecon Group, Inc.	27,830	419,143	—	0.0

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
UBS	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.25% to 0.75%), which is denominated in EUR based on the local currencies of the positions within the swaps.	09/12/2019	$3,215,506	$(577)	$—	$(577)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Aerospace & Defense
Zodiac Aerospace	25,080	716,857	(357)	0.0	(a)

Beverages
Refresco Group NV(b)	8,704	201,256	—	0.0

Machinery
Pfeiffer Vacuum Technology AG	524	84,141	—	0.0

Pharmaceuticals
STADA Arzneimittel AG	2,810	270,205	—	0.0

Transportation Infrastructure
Abertis Infraestructuras SA	89,836	1,943,047	(220)	0.0	(a)

Total Long Positions of Total Return Basket Swaps	126,954	3,215,506	(577)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
UBS	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.0% to 0.40%), which is denominated in JPY based on the local currencies of the positions within the swaps.	09/12/2019	$195,553	$1,490	$—	$1,490

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Media
Asatsu-DK, Inc.*	5,900	195,553	1,490	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
UBS	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBSW on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.0% to 0.35%), which is denominated in AUD based on the local currencies of the positions within the swaps.	09/12/2019	$393,701	$470	$—	$470

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Hotels, Restaurants & Leisure
Mantra Group Ltd.	108,476	324,124	338	0.0	(a)
Tatts Group Ltd.	113,716	363,510	584	0.0	(a)

	222,192	687,634	922	0.0	(a)

Metals & Mining
Westgold Resources Ltd.*	10,783	15,411	(63)	0.0	(a)

Total Common Stocks	232,975	703,045	859	0.0	(a)

Warrant
Metals & Mining
Westgold Resources Ltd.*	2,156	536	—	0.0

Total Long Positions of Total Return Basket Swaps	235,131	703,581	859	0.0	(a)

Short Positions

Common Stocks
Hotels, Restaurants & Leisure
Tabcorp Holdings Ltd.	(90,062)	(309,880)	(389)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	145,069	393,701	470	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
UBS	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month STIBOR on long positions, plus or minus a specified spread (rates range from 0.0% to 0.35%), which is denominated in SEK based on the local currencies of the positions within the swaps.	09/12/2019	$398,888	$(38)	$—	$(38)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Health Care Equipment & Supplies
Getinge AB	20,265	398,888	(38)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	31

JPMorgan Diversified Alternatives ETF

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
UBS	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month CIBOR on long positions, plus or minus a specified spread (rates range from 0.0% to 0.20%), which is denominated in DKK based on the local currencies of the positions within the swaps.	09/25/2020	$922,010	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
IT Services
Nets A/S* (b)	36,113	922,010	—	0.0

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
UBS	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.0% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swaps.	09/12/2019	$6,833,900	$531	$—	$531

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
International Consolidated Airlines Group SA	33,783	285,327	(40)	0.0	(a)

Capital Markets
3i Group plc	21,147	269,881	(29)	0.0	(a)
Investec plc	37,055	253,553	(148)	0.0	(a)

	58,202	523,434	(177)	0.0	(a)

Chemicals
Synthomer plc	43,765	284,588	(116)	0.0	(a)

Commercial Services & Supplies
G4S plc	71,538	266,938	(49)	0.0	(a)

Construction & Engineering
Kier Group plc	17,075	235,711	(142)	0.0	(a)

Energy Equipment & Services
Petrofac Ltd.	44,777	249,455	94	0.0	(a)

Equity Real Estate Investment Trusts (REITs)
UNITE Group plc (The)	31,896	297,810	—	0.0

Food & Staples Retailing
Wm Morrison Supermarkets plc	82,236	244,875	—	0.0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Hotels, Restaurants & Leisure
Carnival plc	3,776	248,945	146	0.0	(a)
William Hill plc	82,685	283,735	(35)	0.0	(a)

	86,461	532,680	111	0.0	(a)

Household Durables
Barratt Developments plc	35,964	312,701	75	0.0	(a)
Bellway plc	7,042	341,437	59	0.0	(a)
Berkeley Group Holdings plc	6,193	307,706	—	0.0
Crest Nicholson Holdings plc	40,802	307,030	37	0.0	(a)
Persimmon plc	7,513	279,595	—	0.0
Redrow plc	33,381	288,621	—	0.0
Taylor Wimpey plc	119,069	315,542	50	0.0	(a)

	249,964	2,152,632	221	0.0	(a)

Household Products
Reckitt Benckiser Group plc	2,939	262,942	46	0.0	(a)

Insurance
Aviva plc	41,068	275,502	52	0.0	(a)

Metals & Mining
Centamin plc	135,753	251,246	87	0.0	(a)
Rio Tinto plc	5,639	266,503	740	0.0	(a)

	141,392	517,749	827	0.0	(a)

Multiline Retail
Marks & Spencer Group plc	59,629	272,528	14	0.0	(a)

Multi-Utilities
Centrica plc	101,673	229,290	(3)	0.0	(a)

Paper & Forest Products
Mondi plc	10,828	261,867	(15)	0.0	(a)

Wireless Telecommunication Services
Vodafone Group plc	93,731	268,102	(295)	0.0	(a)

Total Long Positions of Total Return Basket Swaps	1,170,957	7,161,430	528	0.0	(a)

Short Positions

Common Stocks
Aerospace & Defense
Cobham plc*	(12,065)	(22,274)	—	0.0

IT Services
NCC Group plc	(64,383)	(196,674)	—	0.0

Multiline Retail
B&M European Value Retail SA	(20,578)	(108,582)	3	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(97,026)	(327,530)	3	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	1,073,931	6,833,900	531	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	33

JPMorgan Diversified Alternatives ETF

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
UBS	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month CDOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.0% to 0.15%), which is denominated in CAD based on the local currencies of the positions within the swaps.	09/12/2019	$5,494,134	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Auto Components
Linamar Corp.	5,074	307,877	—	0.0
Magna International, Inc.	5,967	325,523	—	0.0

	11,041	633,400	—	0.0

Banks
Bank of Nova Scotia (The)	4,588	296,170	—	0.0
Laurentian Bank of Canada	5,729	266,444	—	0.0
National Bank of Canada	6,347	308,027	—	0.0
Royal Bank of Canada	3,816	298,364	—	0.0
Toronto-Dominion Bank (The)	5,512	313,348	—	0.0

	25,992	1,482,353	—	0.0

Commercial Services & Supplies
Transcontinental, Inc.	14,071	312,374	—	0.0

Distributors
Uni-Select, Inc.	13,756	297,277	—	0.0

Energy Equipment & Services
Enerflex Ltd.	19,193	261,094	—	0.0

Food Products
Maple Leaf Foods, Inc.	10,899	282,676	—	0.0

Independent Power and Renewable Electricity Producers
TransAlta Renewables, Inc.	24,571	264,927	—	0.0

IT Services
CGI Group, Inc.*	5,398	286,825	—	0.0

Media
Cogeco Communications, Inc.	4,063	292,104	—	0.0

Oil, Gas & Consumable Fuels
Bonavista Energy Corp.	101,539	215,655	—	0.0
Enerplus Corp.	31,704	290,720	—	0.0
Parex Resources, Inc.*	22,781	303,017	—	0.0

	156,024	809,392	—	0.0

Paper & Forest Products
West Fraser Timber Co. Ltd.	4,640	282,227	—	0.0

Thrifts & Mortgage Finance
Genworth MI Canada, Inc.	9,877	306,929	—	0.0

Trading Companies & Distributors
Toromont Industries Ltd.	2,761	121,710	—	0.0

Total Long Positions of Total Return Basket Swaps	302,286	5,633,288	—	0.0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Aerospace & Defense
Bombardier, Inc.*	(37,825)	(80,042)	—	0.0

Oil, Gas & Consumable Fuels
MEG Energy Corp.*	(13,309)	(59,112)	—	0.0

Total Short Positions of Total Return Basket Swaps	(51,134)	(139,154)	—	0.0

Total of Long and Short Positions of Total Return Basket Swaps	251,152	5,494,134	—	0.0

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
UBS	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one month LIBOR on short positions, plus or minus a specified spread (rates range from 0.0% to 0.25%), which is denominated in USD based on the local currencies of the positions within the swaps.	09/12/2019	$(31,190)	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Food & Staples Retailing
Smart & Final Stores, Inc.*	(2,101)	(12,606)	—	0.0

Hotels, Restaurants & Leisure
Wynn Resorts Ltd.	(126)	(18,584)	—	0.0

Total Short Positions of Total Return Basket Swaps	(2,227)	(31,190)	—	0.0

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
UBS	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.25% to 0.75%), which is denominated in EUR based on the local currencies of the positions within the swaps.	09/12/2019	$13,530,326	$3,220	$—	$3,220

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Air Freight & Logistics
Cia de Distribucion Integral Logista Holdings SA	11,477	268,876	(41)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	35

JPMorgan Diversified Alternatives ETF

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Airlines
Deutsche Lufthansa AG (Registered)	9,893	317,841	2,087	0.0	(a)

Auto Components
Cie Generale des Etablissements Michelin	2,115	306,139	153	0.0	(a)

Automobiles
Peugeot SA	12,959	307,460	44	0.0	(a)

Banks
Banco de Sabadell SA	140,200	280,710	(23)	0.0	(a)

Chemicals
Covestro AG (b)	3,708	356,449	714	0.0	(a)
Lenzing AG	1,711	231,593	—	0.0

	5,419	588,042	714	0.0	(a)

Construction & Engineering
Eiffage SA	2,723	284,433	(54)	0.0	(a)
Maire Tecnimont SpA	45,891	257,318	(126)	0.0	(a)

	48,614	541,751	(180)	0.0	(a)

Diversified Telecommunication Services
Deutsche Telekom AG (Registered)	15,838	286,784	(1,757)	0.0	(a)
Telefonica Deutschland Holding AG	54,953	280,308	1,023	0.0	(a)
Telefonica SA	26,147	274,164	(135)	0.0	(a)

	96,938	841,256	(869)	0.0	(a)

Electric Utilities
EDP — Energias de Portugal SA	66,784	238,166	(114)	0.0	(a)
Endesa SA	12,047	275,735	(13)	0.0	(a)
Enel SpA	50,942	315,926	(59)	0.0	(a)
Iberdrola SA	35,992	290,852	(26)	0.0	(a)
Verbund AG	11,496	279,171	(235)	0.0	(a)

	177,261	1,399,850	(447)	0.0	(a)

Electrical Equipment
Philips Lighting NV (b)	7,726	292,823	110	0.0	(a)

Energy Equipment & Services
Tecnicas Reunidas SA	8,780	282,691	109	0.0	(a)

Food & Staples Retailing
Distribuidora Internacional de Alimentacion SA	47,331	231,495	(65)	0.0	(a)

Health Care Equipment & Supplies
Koninklijke Philips NV	6,392	260,493	228	0.0	(a)

Insurance
Allianz SE (Registered)	1,376	321,239	1,715	0.0	(a)
ASR Nederland NV	7,699	315,618	(62)	0.0	(a)
CNP Assurances	12,130	282,174	(65)	0.0	(a)
Talanx AG	7,028	276,010	—	0.0

	28,233	1,195,041	1,588	0.0	(a)

IT Services
Sopra Steria Group	1,409	264,327	—	0.0

Machinery
Cargotec OYJ	4,920	290,444	(121)	0.0	(a)
Construcciones y Auxiliar de Ferrocarriles SA	6,447	265,471	—	0.0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Machinery — continued
Fincantieri SpA*	212,610	264,221	(278)	0.0	(a)
Valmet OYJ	13,503	261,807	(80)	0.0	(a)

	237,480	1,081,943	(479)	0.0	(a)

Media
Metropole Television SA	11,367	262,790	(41)	0.0	(a)

Multi-Utilities
A2A SpA	173,124	297,310	(144)	0.0	(a)
Engie SA	17,923	302,934	—	0.0
Iren SpA	114,798	315,852	—	0.0
REN — Redes Energeticas Nacionais SGPS SA	85,768	272,361	(85)	0.0	(a)

	391,613	1,188,457	(229)	0.0	(a)

Oil, Gas & Consumable Fuels
Eni SpA	18,565	303,501	(120)	0.0	(a)
Gaztransport Et Technigaz SA	5,059	247,614	(9)	0.0	(a)
Neste OYJ	6,664	370,994	(289)	0.0	(a)
OMV AG	5,043	302,648	(351)	0.0	(a)
Repsol SA	14,733	276,088	41	0.0	(a)
TOTAL SA	5,684	316,816	(132)	0.0	(a)

	55,748	1,817,661	(860)	0.0	(a)

Paper & Forest Products
UPM-Kymmene OYJ	10,443	313,627	(218)	0.0	(a)

Pharmaceuticals
Bayer AG (Registered)	2,192	285,133	(76)	0.0	(a)
Merck KGaA	2,556	274,241	652	0.0	(a)
Sanofi	2,975	281,693	(12)	0.0	(a)

	7,723	841,067	564	0.0	(a)

Real Estate Management & Development
CA Immobilien Anlagen AG	9,220	263,128	—	0.0
Nexity SA	5,387	331,097	88	0.0	(a)
TAG Immobilien AG	17,930	309,111	733	0.0	(a)

	32,537	903,336	821	0.0	(a)

Technology Hardware, Storage & Peripherals
Neopost SA	6,128	225,882	30	0.0	(a)

Textiles, Apparel & Luxury Goods
Moncler SpA	8,935	253,652	(93)	0.0	(a)

Total Long Positions of Total Return Basket Swaps	1,366,721	14,267,210	2,903	0.0	(a)

Short Positions

Common Stocks
Chemicals
OCI NV*	(9,618)	(228,166)	(7)	0.0	(a)

Internet & Direct Marketing Retail
Yoox Net-A-Porter Group SpA*	(4,151)	(155,055)	158	0.0	(a)

Media
Altice NV*	(5,259)	(99,177)	32	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	37

JPMorgan Diversified Alternatives ETF

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Metals & Mining
Eramet*	(3,090)	(254,486)	134	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(22,118)	(736,884)	317	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	1,344,603	13,530,326	3,220	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
UBS	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.0% to 0.40%), which is denominated in JPY based on the local currencies of the positions within the swaps.	09/12/2019	$9,447,839	$58,547	$—	$58,547

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Auto Components
Bridgestone Corp.*	4,100	195,859	1,505	0.0	(a)
NHK Spring Co. Ltd.	26,600	304,414	3,101	0.0	(a)
Sumitomo Rubber Industries Ltd.*	10,100	191,776	1,332	0.0	(a)
TS Tech Co. Ltd.	9,400	336,651	2,664	0.0	(a)
Unipres Corp.	10,200	275,398	3,589	0.0	(a)

	60,400	1,304,098	12,191	0.0	(a)

Building Products
Asahi Glass Co. Ltd.*	6,700	262,574	1,539	0.0	(a)
Nichias Corp.	12,000	156,251	586	0.0	(a)
Nichiha Corp.*	8,200	329,800	949	0.0	(a)
Takasago Thermal Engineering Co. Ltd.*	17,100	301,085	1,360	0.0	(a)

	44,000	1,049,710	4,434	0.0	(a)

Chemicals
Hitachi Chemical Co. Ltd.	5,400	153,985	1,301	0.0	(a)
Kuraray Co. Ltd.*	7,700	151,648	1,109	0.0	(a)
Mitsubishi Chemical Holdings Corp.	17,000	177,570	1,523	0.0	(a)
Mitsubishi Gas Chemical Co., Inc.	6,700	163,900	1,328	0.0	(a)
Mitsui Chemicals, Inc.	6,000	185,016	1,383	0.0	(a)
Sumitomo Bakelite Co. Ltd.	38,000	309,023	1,895	0.0	(a)
Tosoh Corp.	12,000	258,969	1,672	0.0	(a)

	92,800	1,400,111	10,211	0.0	(a)

Construction & Engineering
Kinden Corp.	17,100	288,783	1,539	0.0	(a)
Nishimatsu Construction Co. Ltd.*	10,200	307,940	1,146	0.0	(a)
Obayashi Corp.	11,300	147,954	872	0.0	(a)
Okumura Corp.*	8,200	313,895	1,271	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

38	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Construction & Engineering — continued
Taisei Corp.	2,800	155,140	740	0.0	(a)
Toda Corp.*	42,000	342,182	1,986	0.0	(a)

	91,600	1,555,894	7,554	0.0	(a)

Diversified Telecommunication Services
Nippon Telegraph & Telephone Corp.	5,400	261,077	1,157	0.0	(a)

Electrical Equipment
Fuji Electric Co. Ltd.	29,000	210,108	1,736	0.0	(a)

Electronic Equipment, Instruments & Components
Azbil Corp.*	6,100	266,367	1,348	0.0	(a)

Energy Equipment & Services
Modec, Inc.*	11,500	265,091	1,320	0.0	(a)

Food & Staples Retailing
Matsumotokiyoshi Holdings Co. Ltd.	3,800	273,270	1,232	0.0	(a)

Food Products
Prima Meat Packers Ltd.*	39,000	254,847	689	0.0	(a)

Health Care Equipment & Supplies
Hoya Corp.	5,500	298,819	1,871	0.0	(a)
Nikkiso Co. Ltd.*	31,700	297,788	2,269	0.0	(a)

	37,200	596,607	4,140	0.0	(a)

Health Care Providers & Services
BML, Inc.*	9,100	201,453	1,214	0.0	(a)
Miraca Holdings, Inc.	3,500	162,844	627	0.0	(a)

	12,600	364,297	1,841	0.0	(a)

Household Durables
Starts Corp., Inc.*	11,200	303,756	1,360	0.0	(a)

Internet Software & Services
Mixi, Inc.	2,400	117,005	493	0.0	(a)

IT Services
NEC Networks & System Integration Corp.*	11,200	279,108	1,928	0.0	(a)

Leisure Products
Bandai Namco Holdings, Inc.	4,000	137,072	755	0.0	(a)

Oil, Gas & Consumable Fuels
JXTG Holdings, Inc.	39,300	202,937	1,365	0.0	(a)
Showa Shell Sekiyu KK*	15,400	181,678	1,274	0.0	(a)

	54,700	384,615	2,639	0.0	(a)

Pharmaceuticals
Astellas Pharma, Inc.	15,000	199,633	631	0.0	(a)
KYORIN Holdings, Inc.*	13,100	269,044	1,295	0.0	(a)
Mitsubishi Tanabe Pharma Corp.	6,300	138,659	475	0.0	(a)
Shionogi & Co. Ltd.	2,600	139,976	790	0.0	(a)
Tsumura & Co.	7,300	271,315	1,028	0.0	(a)

	44,300	1,018,627	4,219	0.0	(a)

Semiconductors & Semiconductor Equipment
Ulvac, Inc.	2,700	191,279	1,551	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	39

JPMorgan Diversified Alternatives ETF

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Specialty Retail
Kohnan Shoji Co. Ltd.*	10,300	220,137	920	0.0	(a)

Technology Hardware, Storage & Peripherals
Brother Industries Ltd.	11,200	272,531	2,738	0.0	(a)
Maxell Holdings Ltd.*	13,100	297,711	1,735	0.0	(a)

	24,300	570,242	4,473	0.0	(a)

Trading Companies & Distributors
Sumitomo Corp.	12,800	185,141	1,254	0.0	(a)

Wireless Telecommunication Services
NTT DOCOMO, Inc.	7,200	174,375	810	0.0	(a)

Total Long Positions of Total Return Basket Swaps	618,500	11,382,834	68,255	0.0	(a)

Short Positions

Common Stocks
Air Freight & Logistics
Yamato Holdings Co. Ltd.	(1,000)	(20,446)	(117)	0.0	(a)

Commercial Services & Supplies
Sohgo Security Services Co. Ltd.	(800)	(38,542)	(268)	0.0	(a)

Consumer Finance
Acom Co. Ltd.*	(3,800)	(15,798)	(90)	0.0	(a)

Electric Utilities
Hokuriku Electric Power Co.	(16,900)	(149,329)	(699)	0.0	(a)

Electronic Equipment, Instruments & Components
Japan Display, Inc.*	(29,300)	(63,206)	(1,101)	0.0	(a)

Food & Staples Retailing
Sugi Holdings Co. Ltd.	(400)	(20,301)	(38)	0.0	(a)

Food Products
Kikkoman Corp.	(2,000)	(68,641)	(394)	0.0	(a)
Nissin Foods Holdings Co. Ltd.	(500)	(31,484)	(130)	0.0	(a)

	(2,500)	(100,125)	(524)	0.0	(a)

Hotels, Restaurants & Leisure
Colowide Co. Ltd.*	(13,500)	(253,380)	(1,082)	0.0	(a)
HIS Co. Ltd.	(4,700)	(157,380)	(514)	0.0	(a)
Kyoritsu Maintenance Co. Ltd.*	(4,100)	(129,490)	(762)	0.0	(a)

	(22,300)	(540,250)	(2,358)	0.0	(a)

Industrial Conglomerates
Keihan Holdings Co. Ltd.	(800)	(24,445)	(101)	0.0	(a)
Toshiba Corp.*	(80,000)	(231,476)	—	0.0

	(80,800)	(255,921)	(101)	0.0	(a)

Internet & Direct Marketing Retail
Rakuten, Inc.	(2,600)	(27,822)	(177)	0.0	(a)

Internet Software & Services
GMO internet, Inc.	(3,700)	(57,162)	(445)	0.0	(a)

Media
LIFULL Co. Ltd.	(24,800)	(190,573)	(1,037)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

40	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Multiline Retail
Don Quijote Holdings Co. Ltd.	(500)	(20,973)	(151)	0.0	(a)
Isetan Mitsukoshi Holdings Ltd.	(1,300)	(14,171)	(131)	0.0	(a)

	(1,800)	(35,144)	(282)	0.0	(a)

Pharmaceuticals
Nichi-iko Pharmaceutical Co. Ltd.*	(15,200)	(236,053)	(1,313)	0.0	(a)

Road & Rail
Keio Corp.	(400)	(17,451)	(108)	0.0	(a)
Odakyu Electric Railway Co. Ltd.	(1,000)	(19,562)	(126)	0.0	(a)

	(1,400)	(37,013)	(234)	0.0	(a)

Specialty Retail
IDOM, Inc.*	(20,200)	(147,310)	(924)	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(227,500)	(1,934,995)	(9,708)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	391,000	9,447,839	58,547	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
UBS	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.0% to 0.25%), which is denominated in CHF based on the local currencies of the positions within the swaps.	09/12/2019	$2,193,077	$(199)	$—	$(199)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Diversified Telecommunication Services
Sunrise Communications Group AG* (b)	3,602	299,650	(21)	0.0	(a)

Electrical Equipment
ABB Ltd. (Registered)	11,277	294,499	(298)	0.0	(a)

Insurance
Baloise Holding AG (Registered)	1,801	283,941	(24)	0.0	(a)
Swiss Life Holding AG (Registered)*	802	278,751	(38)	0.0	(a)

	2,603	562,692	(62)	0.0	(a)

Pharmaceuticals
Novartis AG (Registered)	3,100	255,686	266	0.0	(a)

Real Estate Management & Development
Allreal Holding AG (Registered)*	1,569	262,242	(84)	0.0	(a)
Mobimo Holding AG (Registered)*	995	251,331	—	0.0
Swiss Prime Site AG (Registered)*	3,128	266,977	—	0.0

	5,692	780,550	(84)	0.0	(a)

Total Long Positions of Total Return Basket Swaps	26,274	2,193,077	(199)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	41

JPMorgan Diversified Alternatives ETF

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 2C(3))
UBS	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBSW on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.0% to 0.35%), which is denominated in AUD based on the local currencies of the positions within the swaps.	09/12/2019	$612,338	$1,259	$—	$1,259

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Beverages
Coca-Cola Amatil Ltd.	43,702	272,839	243	0.0	(a)

Food & Staples Retailing
Metcash Ltd.	140,421	290,082	984	0.0	(a)

Media
Nine Entertainment Co. Holdings Ltd.	226,266	259,976	217	0.0	(a)

Metals & Mining
Fortescue Metals Group Ltd.	46,251	164,450	203	0.0	(a)
Rio Tinto Ltd.	3,043	162,150	404	0.0	(a)

	49,294	326,600	607	0.0	(a)

Total Long Positions of Total Return Basket Swaps	459,683	1,149,497	2,051	0.0	(a)

Short Positions

Common Stocks
Capital Markets
Platinum Asset Management Ltd.	(29,828)	(166,708)	(57)	0.0	(a)

Hotels, Restaurants & Leisure
Domino’s Pizza Enterprises Ltd.	(3,710)	(132,643)	(353)	0.0	(a)

Professional Services
IPH Ltd.	(53,029)	(237,808)	(382)	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(86,567)	(537,159)	(792)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	373,116	612,338	1,259	0.0	(a)

*	Non-income producing security.
‡	Value determined using significant unobservable inputs.
(a)	Amounts rounds to less than 0.05%.
(b)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
CVR	Contingent Value Rights
(1)	Notional value represents market value as of October 31, 2017 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain(loss) of the positions subsequent to the swap reset.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

42	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

The following reference rates, and their values as of year-end, are used for security descriptions:
		VALUE
BA	Banker’sAcceptance Rate	1.26%
BBR	BankBase Rate	1.26%
BBSW	ASXAustralia Bank Bill Short Term Rates	1.69%
CDOR	CanadaBankers Acceptances Rates	1.32%
CIBOR	CopenhagenInterbank Offered Rates	0.36%
EURIBOR	EuroInterbank Offered Rate	0.38%
LIBOR	LondonInterbank Offered Rate	1.38%
STIBOR	StockholmInterbank Offered Rates	0.46%

Summary of total OTC swap contracts outstanding as of October 31, 2017:
	NET UPFRONT PAYMENTS (RECEIPTS) $	VALUE $
Assets
OTC Total return basket swaps contracts outstanding	—	66,375
OTC Total return swap contracts outstanding	—	65

Total OTC swap contracts outstanding	—	66,440

Liabilities

Total OTC Total return basket swaps outstanding	—	(63,064)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	43

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2017

JPMorgan Diversified Alternatives ETF
ASSETS:
Investments in non-affiliates, at value	$68,608,018
Investments in affiliates, at value	79,678,128
Cash	773,764
Restricted cash	2,000
Restricted cash for OTC derivatives	460,000
Foreign currency, at value	1,138,185
Deposits at broker for futures contracts	3,373,000
Receivables:
Investment securities sold	269,827
Dividends from non-affiliates	25,342
Dividends from affiliates	56,709
Tax reclaims	600
Variation margin on futures contracts	230,995
Unrealized appreciation on forward foreign currency exchange contracts	348,517
Outstanding OTC swap contracts, at value	66,440
Due from counterparty for swap contracts	125,362
Prepaid expenses	5,464

Total Assets	155,162,351

LIABILITIES:
Payables:
Investment securities purchased	304,144
Unrealized depreciation on forward foreign currency exchange contracts	506,953
Outstanding OTC swap contracts, at value	63,064
Due to counterparty for swap contracts	277,647
Accrued liabilities:
Investment advisory fees	34,187
Administration fees	14,331
Custodian and Transfer Agent fees	8,828
Trustees’ and Chief Compliance Officer’s fees	2,381
Accounting fees	4,409
Professional Fees	143,327
Other	20,339

Total Liabilities	1,379,610

Net Assets	$153,782,741

NET ASSETS:
Paid-in-Capital	$151,178,269
Accumulated undistributed (distributions in excess of) net investment income	(500,199)
Accumulated net realized gains (losses)	47,288
Net unrealized appreciation (depreciation)	3,057,383

Total Net Assets	$153,782,741

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	5,900,000

Net asset value, per share	$26.06

Cost of investments in non-affiliates	$65,239,698
Cost of investments in affiliates	79,678,128
Cost of foreign currency	1,140,044

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

44	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2017

JPMorgan Diversified Alternatives ETF
INVESTMENT INCOME:
Dividend income from non-affiliates	$666,101
Dividend income from affiliates	256,269
Interest income from affiliates	9,496
Foreign taxes withheld	(51,593)

Total investment income	880,273

EXPENSES:
Investment advisory fees (Note 3.A)	590,584
Administration fees (Note 3.B)	85,517
Accounting fees (Note 3.D)	116,248
Interest expense to affiliates	2,203
Professional fees	175,408
Trustees’ and Chief Compliance Officer’s fees	15,718
Printing and mailing costs	21,965
Registration and filing fees	30,444
Custodian and Transfer Agent fees (Note 3.C)	14,503
Insurance expense	5,223
Offering costs (Note 2.F)	72,501
Other	9,532

Total expenses	1,139,846

Less fees waived (Note 3.E)	(474,476)
Less expense reimbursements from non-affiliates (Note 3.C)	(4,200)

Net expenses	661,170

Net investment income (loss)	219,103

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	947,806
Futures	(885,192)
Foreign currency transactions	67,229
Forward foreign currency exchange contracts	(370,515)
Swaps	(966,098)

Net realized gain (loss)	(1,206,770)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,489,765
Futures	(143,978)
Foreign currency translations	7,472
Forward foreign currency exchange contracts	(219,140)
Swaps	5,373

Change in net unrealized appreciation/depreciation	3,139,492

Net realized/unrealized gains (losses)	1,932,722

Change in net assets resulting from operations	$2,151,825

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	45

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Diversified Alternatives ETF
	Year Ended October 31, 2017	Period Ended October 31, 2016 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$219,103	$(15,490)
Net realized gain (loss)	(1,206,770)	349,346
Change in net unrealized appreciation/depreciation	3,139,492	(82,109)

Change in net assets resulting from operations	2,151,825	251,747

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(444,087)	—
From net realized gains	(13,545)	—

Total distributions to shareholders	(457,632)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	100,111,115	51,725,686

NET ASSETS:
Change in net assets	101,805,308	51,977,433
Beginning of period	51,977,433	—

End of period	$153,782,741	$51,977,433

Accumulated undistributed (distributions in excess of) net investment income	$(500,199)	$367,786

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$100,111,115	$51,725,686

Total change in net assets resulting from capital transactions	$100,111,115	$51,725,686

SHARE TRANSACTIONS:
Issued	3,850,000	2,050,000

Net increase in shares from share transactions	3,850,000	2,050,000

(a)	Commencement of operations was September 12, 2016.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

46	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	47

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income (loss)	Net realized gain (loss)	Total from distributions	Net asset value, end of period

JPMorgan Diversified Alternatives ETF
Year Ended October 31, 2017	$25.35	$0.07	$0.86	$0.93	$(0.21)	$(0.01)	$(0.22)	$26.06
September 12, 2016 (a) through October 31, 2016	25.00	(0.02)	0.37	0.35	—	—	—	25.35

(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business on the NYSE Arca, Inc.
(f)	Annualized for periods less than one year, unless otherwise indicated.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

48	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

Ratios/Supplemental data
				Ratios to average net assets (f)
Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$26.09	3.68%	3.51%	$153,782,741	0.76%		0.25%	1.31%		107%
25.42	1.44	1.68	51,977,433	0.85	(g)	(0.47)	6.65	(g)	5

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. JPMorgan Diversified Alternatives ETF (the “Fund” or the “Diversified Alternatives ETF”) is a separate diversified series of the Trust covered in this report.

The Fund commenced operations on September 12, 2016. The investment objective of the Fund is to seek to provide long-term total return.

J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as the Adviser and Administrator (the “Administrator”) to the Fund.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Fund’s shares may be different from their net asset value (“NAV”). Effective October 1, 2017, JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s distributor. Prior to October 1, 2017, SEI Investments Distribution Co. (“SIDCO”) was the distributor of the Fund. The agreement with JPMDS is substantially similar to the agreement with SIDCO. The Fund issues and redeems its shares on a continuous basis, through the Distributor, at NAV in large blocks of shares, typically 50,000 shares, referred to as “Creation Units.” Creation Units are issued and redeemed principally in cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Fund (each, an “Authorized Participant”).

Basis for Consolidation for the Fund

Diversified Alternatives Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 17, 2015 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of the U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices, and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instruments are traded before the net asset value (“NAV”) of the Fund is calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (the “Underlying Fund”) are valued at each Underlying Fund’s NAV per share as of the report date. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Futures are generally valued on the basis of available market quotations. Swaps and other derivatives are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

50	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Consolidated Schedule of Portfolio Investments (“CSOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$2,158,931	$—	$—	$2,158,931
Auto Components	2,095,190	—	—	2,095,190
Banks	555,529	—	—	555,529
Beverages	271,056	—	—	271,056
Biotechnology	90,727	—	—	90,727
Capital Markets	572,587	—	—	572,587
Chemicals	3,055,973	—	—	3,055,973
Commercial Services & Supplies	879,480	—	—	879,480
Communications Equipment	2,192,535	—	—	2,192,535
Construction & Engineering	314,509	—	—	314,509
Consumer Finance	209,328	—	—	209,328
Containers & Packaging	278,927	—	—	278,927
Diversified Financial Services	269,072	—	—	269,072
Diversified Telecommunication Services	482,272	—	—	482,272
Electric Utilities	629,967	—	—	629,967
Electrical Equipment	591,076	—	—	591,076
Electronic Equipment, Instruments & Components	2,199,397	—	—	2,199,397
Energy Equipment & Services	1,570,643	—	—	1,570,643
Food & Staples Retailing	318,332	—	—	318,332
Food Products	2,912,173	—	—	2,912,173
Gas Utilities	899,913	—	—	899,913
Health Care Equipment & Supplies	1,193,947	—	—	1,193,947
Health Care Providers & Services	2,989,763	—	—	2,989,763
Hotels, Restaurants & Leisure	2,768,362	—	—	2,768,362
Household Durables	1,174,809	—	—	1,174,809
Household Products	1,133,106	—	—	1,133,106
Independent Power and Renewable Electricity Producers	2,363,051	—	—	2,363,051
Industrial Conglomerates	360,400	—	—	360,400
Insurance	2,214,471	—	—	2,214,471
Internet Software & Services	768,197	—	—	768,197
IT Services	2,464,690	—	—	2,464,690
Life Sciences Tools & Services	1,984,330	—	—	1,984,330
Machinery	2,869,426	—	—	2,869,426
Media	3,229,323	—	—	3,229,323
Metals & Mining	352,393	—	—	352,393
Multiline Retail	821,681	—	—	821,681
Multi-Utilities	1,077,514	—	—	1,077,514
Oil, Gas & Consumable Fuels	1,336,767	—	—	1,336,767
Paper & Forest Products	316,092	—	—	316,092
Personal Products	352,112	—	—	352,112

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	51

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Pharmaceuticals	$3,252,482	$—	$—	$3,252,482
Professional Services	600,539	—	—	600,539
Real Estate Management & Development	70,776	—	—	70,776
Semiconductors & Semiconductor Equipment	4,398,570	—	—	4,398,570
Software	3,350,482	—	—	3,350,482
Specialty Retail	2,727,854	—	—	2,727,854
Technology Hardware, Storage & Peripherals	634,834	—	—	634,834
Textiles, Apparel & Luxury Goods	678,544	—	—	678,544
Trading Companies & Distributors	575,886	—	—	575,886

Total Common Stocks	68,608,018	—	—	68,608,018

Short-Term Investments
Investment Company	79,678,128	—	—	79,678,128

Total Investments in Securities	$148,286,146	$—	$—	$148,286,146

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$348,517	$—	$348,517
Futures	841,232	102,999	—	944,231
Swaps	—	66,375	65	66,440

Total Appreciation in Other Financial Instruments	$841,232	$517,891	$65	$1,359,188

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(506,953)	$—	$(506,953)
Futures	(1,104,247)	(4,350)	—	(1,108,597)
Swaps		(63,064)		(63,064)

Total Depreciation in Other Financial Instruments	$(1,104,247)	$(574,367)	$—	$(1,678,614)

All portfolio holdings designated as Level 1 are disclosed individually on the CSOIs. Please refer to the CSOIs for industry class specifics of the portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2017. Transfers between fair value levels are valued utilizing values as of the beginning of the year.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of October 31, 2017, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A.

C. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gains to the Fund. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a predetermined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open con-

52	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

tracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used index, treasury and commodity futures to obtain long and short exposure to the underlying commodities markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation in the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The use of futures contracts exposes the Fund to interest rate risk, commodities risk and equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Total Return Swaps — The Fund used total return swaps to gain long or short exposure to underlying stock. To the extent the total return of the stock underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. These arrangements involve the periodic exchange of cash flows based on the total return of the underlying stock and interest rate obligations.

(4). Total Return Basket Swaps — The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates based on the local currencies of the positions in the portfolio plus or minus a specified spread and are referred to herein as “financing costs”. Positions within each swap, accrued financing costs and net dividends, are part of the monthly reset. During a reset, any unrealized gains (losses) on positions, accrued financing costs, and net dividends become available for cash settlement between the Fund and the swap counterparty and are recorded as Due from/to counterparty for swap contract on the CSAL and as net realized gain (loss) on transactions from swaps on the CSOP.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding over-the-counter swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is reported on the CSAL as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund.

The total return basket swaps include securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the CSOP.

The total return basket swaps contracts are subject to master netting arrangements. The fund may be required to post or receive collateral for the total return basket swaps.

(5). Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the CSAL:

Derivatives Contracts	CSAL Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$225,658	$—	$—	$225,658
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	143,953	—	66,440	210,393
Foreign exchange contracts	Receivables	—	348,517	—	348,517
Commodity contracts	Receivables, Net Assets — Unrealized Appreciation	574,620	—	—	574,620

Total		$944,231	$348,517	$66,440	$1,359,188

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(595,484)	$—	$—	$(595,484)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(283,735)	—	(63,064)	(346,799)
Foreign exchange contracts	Payables	—	(506,953)	—	(506,953)
Commodity contracts	Payables, Net Assets — Unrealized Depreciation	(229,378)	—	—	(229,378)

Total		$(1,108,597)	$(506,953)	$(63,064)	$(1,678,614)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the CSOP for the year ended October 31, 2017, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the CSOP
Derivatives Contracts:	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(116,682)	$—	$—	$(116,682)
Equity contracts	(193,767)	—	(966,098)	(1,159,865)
Foreign exchange contracts	—	(370,515)	—	(370,515)
Commodity contracts	(574,743)	—	—	(574,743)

Total	$(885,192)	$(370,515)	$(966,098)	$(2,221,805)

54	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the CSOP
Derivatives Contracts:	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(311,805)	$—	$—	$(311,805)
Equity contracts	(160,861)	—	5,373	(155,488)
Foreign exchange contracts	—	(219,140)	—	(219,140)
Commodity contracts	328,688	—	—	328,688

Total	$(143,978)	$(219,140)	$5,373	$(357,745)

The Fund’s derivatives contracts held at October 31, 2017 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended October 31, 2017. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

Future Contracts:
Commodity
Average Notional Balance Long	$5,689,222
Average Notional Balance Short	5,368,665
Ending Notional Balance Long	12,409,717
Ending Notional Balance Short	10,767,473
Equity
Average Notional Balance Long	3,877,377
Average Notional Balance Short	11,773,828
Ending Notional Balance Long	5,067,741
Ending Notional Balance Short	9,255,883
Interest
Average Notional Balance Long	30,930,519
Average Notional Balance Short	20,215,394
Ending Notional Balance Long	67,485,286
Ending Notional Balance Short	58,702,139

Forward Foreign Currency Exchange Contracts
Average Settlement Value Purchased	11,313,330
Average Settlement Value Sold	13,220,094
Ending Settlement Value Purchased	19,423,955
Ending Settlement Value Sold	19,937,030

Total Return Swaps:
Average Notional Balance Long	1,329	(a)
Ending Notional Balance Long	1,329

Total Return Basket Swaps
Average Notional Balance Long	38,221,045
Average Notional Balance Short	37,292,143
Ending Notional Balance Long	65,506,730
Ending Notional Balance Short	64,810,235

(a)	For the period October 1, 2017 through October 31, 2017.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOP.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	55

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

E. Investment Transactions with Affiliates — The Fund invests in Underlying Funds and/or other ETFs advised by the Adviser or its affiliates.

An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds and other ETFs advised by the Adviser or its affiliates:

		For the year ended October 31, 2017
Affiliate	Value at Beginning of year	Purchase Cost	Sales Proceeds	Realized Gain(Loss)	Change in Unrealized Gain(Loss)	Shares at October 31, 2017	Value at October 31, 2017	Dividend Income
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	$25,631,779	$73,308,019	$19,261,670	$—	$—	79,678,128	$79,678,128	$256,269

F. Offering and Organizational Costs — Total offering costs incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Trust, if any, were recorded as an expense at the time it commenced operations. Approximate total offering costs incurred by the Fund were $79,112.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(625,492)	$(643,001)	$1,268,493

56	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

The reclassifications for the Fund relate primarily to reclassification of income and expense from swap transactions, investment in Subsidiary, net operating losses, and certain foreign currency related transactions.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets.

The Subsidiary has entered into a separate contract with the Adviser to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.60% of the Subsidiary’s average daily net assets. The Adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to the Adviser by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.D.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.085% of the daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.D.

Effective October 1, 2017 JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Custodian and Transfer Agent Fees — JPMCB provides portfolio custody and transfer agent services. The amounts paid directly to JPMCB by the Fund for custody services are included in the Custodian and Transfer Agent fees on the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

With respect to the transfer agency services provided by JPMCB for each creation or redemption transaction, the Authorized Participant will generally be responsible for such associated expenses; during the year, the Fund paid no transfer agency fees to JPMCB.

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are used to offset certain custodian charges incurred by the Fund for these transactions.

For the year ended October 31, 2017, the amount of transaction fees paid by the Authorized Participants that were used to reimburse custodian fees was $4,200.

Restricted cash on the CSAL is cash received from Authorized Participants for the reimbursement of creation and/or redemption of Fund shares.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP.

D. Accounting Fees — Beginning on October 1, 2017, JPMCB began to also provide accounting services to the Fund. Prior to October 1, 2017 a non-affiliated entity provided accounting services to the Fund. For the period October 1, 2017 through October 31, 2017 the Fund incurred $8,414 in accounting fees that were payable directly to JPMCB and which are included in accounting fees on the CSOP.

E. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales (if applicable), interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.85% of the Fund’s average daily net assets.

The expense limitation agreements were in effect for the year ended October 31, 2017. The contractual expense limitation percentage is in place until at least February 28, 2021.

For the year ended October 31, 2017, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$237,659	$158,440	$396,099	$—

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser has agreed to waive the net expense ratio of the underlying funds.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	57

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

The amount of the waivers resulting from investments in these money market funds during the year ended October 31, 2017 was $78,377. This amount is included in “fees waived” on the CSOP.

F. Distribution Services — The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. JPMDS receives, and SIDCO received, no fees for their distribution services under their respective distribution agreements with the Trust. Although the Trust does not, and did not, pay any fees under the Distribution Agreements, JPMIM pays JPMDS, and paid SIDCO, for certain distribution related services.

G. Other — Certain officers of the Trust are affiliated with the Adviser. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

During the year ended October 31, 2017, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2017, the Fund incurred no brokerage commissions with broker-dealers affiliated with the Advisor or Trust.

4. Investment Transactions

At October 31, 2017, the records of the Fund reflected that 100% of the Fund’s total shares outstanding were held by two Authorized Participants, in the form of creation units. However, the individual shares carrying such creation units are listed and traded under the NYSE Arca and have been purchased and sold by persons other than Authorized Participants.

During the year ended October 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$114,048,753	$58,692,472

During the year ended October 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at October 31, 2017 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$145,970,438	$6,740,116	$(3,678,808)	$3,061,308

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts, mark to market of foreign currency forward contracts and investment in Subsidiary.

The Federal income tax unrealized appreciation (depreciation) in value of investment securities includes unrealized depreciation of the Fund’s investment in its subsidiary of $311,011, which, if realized is not deductible for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$447,993	$9,639	$457,632

*	Short-term gain distributions are treated as ordinary income for tax purposes.

There were no distributions paid for the year ended October 31, 2016.

As of October 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation
$—	$—	$(120,837)	$3,385,039

58	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

The cumulative timing differences primarily consist of late year ordinary loss deferrals, mark to market of futures contracts and mark to market of foreign currency forward contracts.

During the year ended October 31, 2017 the Subsidiary had approximately $296,000 of losses for tax purposes. The Subsidiary’s loss for the current year is not available to offset its future taxable income.

As of October 31, 2017, the Fund had net long-term capital loss carryforwards, with no expiration date, of $120,837.

Late year ordinary losses incurred after December 31, 2016 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended October 31, 2017, the Fund deferred to November 1, 2017 late year ordinary losses of $659,728.

6. Capital Share Transactions

The Trust issues and redeems shares of the Fund only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Consolidated Statement of Changes in Net Assets.

Shares of the Fund may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a “DTC Participant”; which, in either case, must have executed an agreement with the Distributor.

Creation Units of the Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Fund’s registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105% of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares purchased” or “Proceeds from shares issued” in the Consolidated Statements of Changes in Net Assets.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure, if any, would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2017, the Adviser owned 64% of the outstanding shares of the Fund.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund employs various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss.

Derivatives, including swap agreements and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk including the credit risk of the derivative counterparty.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund’s holdings. During such periods, investors may incur significant losses if shares are sold.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swaps and forward foreign currency exchange contracts.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to counterparty risk, which is the risk that a counterparty will not fulfill its contractual obligations arising from agreements with the Fund such as forward foreign currency exchange contracts.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to Fund’s financial statements as of October 31, 2017. The adoption had no effect on the Fund’s net assets or results of operations.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and the Shareholders of JPMorgan Diversified Alternatives ETF

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the JPMorgan Diversified Alternatives ETF (a separate series of the J.P. Morgan Exchange-Traded Fund Trust) and its subsidiary (the “Fund”) as of October 31, 2017, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the year then ended and for the period September 12, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 22, 2017

60	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

SUPPLEMENTAL INFORMATION

FOR THE PERIODS INDICATED (Unaudited)

The table below indicates the number of trading days in which the Fund traded within the range of the premium/discount noted. The number of days in each range is also shown as a percentage of the total trading days for the period covered in the table. All information within the table is based on historical performance. Past performance cannot be used to predict future results. Shareholders may pay more than NAV when they buy fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market prices.

	Diversified Alternatives ETF (a)
Range of Premium/(Discount)	Day Count	Percentage
Greater than 1.0% and Less than or equal to 1.5%	2	0.70%
Greater than 0.5% and Less than or equal to 1.0%	102	35.66%
Greater than 0.0% and Less than or equal to 0.5%	175	61.19%
Less than or equal to 0.0% and greater than or equal to -0.5%	7	2.45%

	286	100.00%

(a)	For the period September 12, 2016 (fund inception date) to October 31, 2017.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	61

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Funds Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth; Positions With the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held During Past 5 Years
Independent Trustees

Gary L. French (1951); Trustee of the Trust since 2014	Real Estate Investor (2011-present); Senior Consultant for the Regulatory Fundamentals Group LLC (2011-2017); Senior Vice President-Fund Administration, State Street Corporation (2002-2010).	22	Independent Trustee, The China Fund, Inc. (2013-present); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Robert J. Grassi (1957); Trustee of the Trust since 2014	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	22	None.

Thomas P. Lemke (1954); Trustee of the Trust since 2014	Retired; Executive Vice President and General Counsel, Legg Mason (2005-2013).	22	Independent Trustee of AXA Premier VIP Trust (2014-present); SEI family of funds (Independent Trustee of Advisors’ Inner Circle III Funds (5 portfolios) (from February 2014 to present)); Independent Trustee of O’Connor EQUUS (May 2014-present); Independent Trustee of Winton Series Trust (December 2014-present); Independent Director of The Victory Funds (or their predecessor funds) (35 portfolios) (2014-March 2015).

Lawrence R. Maffia (1950); Trustee of the Trust since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	22	Director, ICI Mutual Insurance Company (1999-2013).

Emily A. Youssouf (1951); Trustee of the Trust since 2014	Clinical Professor, NYU Schack Institute of Real Estate (2009-present); Board Member (2005-present), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-present), and Chair of IT Committee (2016-present), NYC Health and Hospitals Corporation; Board Member and Member of the Audit Committee and Related Parties Committee (2013-present) and Member of the Risk Management Committee (2017-present), PennyMac Financial Services, Inc.	22	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee (2015-present) and Chair of the Audit and Finance Committee (2015-present) of the Transit Center Foundation; Vice Chair (2011-2013) and Board Member (2013-2014) of New York City Housing Authority.
Interested Trustee

Robert Deutsch (2) (1957); Chairman and Trustee of the Trust since 2014	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	22	None

(1)	A Fund complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Thirteen series of the Trust have commenced operations, but nine additional series have been created and are expected to commence operations in the future.

(2)	Mr. Deutsch is an interested trustee because he was an employee of the Adviser until August 2017.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

62	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Joanna Gallegos (1975), President and Principal Executive Officer (2017)	Managing Director, Head of J.P. Morgan Asset Management’s U.S. Exchange Traded Funds business. Previously, Head of J.P. Morgan Asset Management’s ETF Product Development team from August 2013 to July 2017; Managing Director of the Strategic Initiatives Group in BlackRock’s iShares Exchange Traded Funds division from 2010 to 2013.

Lauren A. Paino (1973), Treasurer and Principal Financial Officer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; Director, Credit Suisse Asset Management (2000-2013).

Paul Shield (1960), Vice President and Assistant Treasurer (2016)	Managing Director and head of Business Management for JPMorgan Asset Management’s Exchange Traded Fund platform since 2013. Senior Global Product Manager of Alternative Investments for BNY Mellon from 2011 to 2013 and Global Product Head for Exchange Traded Funds at JPMorgan Chase Bank from 2008 to 2011.

Brian S. Shlissel (1964), Vice President (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management Inc.) (2014-present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Frank J. Nasta (1964), Secretary (2014)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2014) Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)

Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan Lewis & Bockius (law firm) from 2012 to 2016.

Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2011; formerly Vice President of J.P. Morgan Investment Management Inc. 2010-2011. Mr. Cavaliere has been with JPMorgan since May 2006.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; formerly Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from 2012 to 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jason Ronca (1978), Assistant Treasurer (2014)***	Executive Director, since February 2017; formerly Vice President for J.P. Morgan Asset Management since 2014. ETF Product Manager for Corporate Investment Bank responsible for setting the strategy and control agenda for the ETF servicing business from 2010 to May 2014; Prior to 2010, a Vice President in Fund Accounting within J.P. Morgan Investor Services, supporting a series of U.S. registered mutual funds.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is One Beacon Street, Boston, MA 02108.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	63

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, administration fee and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, May 1, 2017 and continued to hold your shares at the end of the reporting period, October 31, 2017.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled

“Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period
JPMorgan Diversified Alternatives ETF
Actual	$1,000.00	$997.70	0.75%	$3.78
Hypothetical (1)	1,000.00	1,021.42	0.75	3.82

(1)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the actual period).

64	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended October 31, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 100.00%, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2017.

Long Term Capital Gain

The Fund distributed $9,639, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2017.

Qualified Dividend Income (QDI)

The Fund had $447,993, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2017.

OCTOBER 31, 2017	JPMORGAN EXCHANGE-TRADED FUNDS	65

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-844-457-6383 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. October 2017.	AN-DAETF-1017

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial experts are Gary L. French, Robert J. Grassi, Thomas P. Lemke, Lawrence R. Maffia, and EmilyA. Youssouf, each of which is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES 2017 – $404,380 2016 – $314,400

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES 2017 – $76,752 2016 – $65,792

Audit-related fees consist of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES 2017 – $132,675 2016 – $104,635

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2017 and 2016, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES 2017 – $0 2016 – $0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2017 – 0.0% 2016 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2017 – $28.9 million 2016 – $29.4 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15

U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Gary L. French, Robert J. Grassi, Thomas P. Lemke, Lawrence R. Maffia, and Emily A. Youssouf.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b))and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer
January 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer
January 2, 2018

By:	/s/ Lauren A. Paino
Lauren A. Paino
Treasurer and Principal Financial Officer
January 2, 2018